UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

Item 1.

Reports to Stockholders

Strategic Advisers® Core Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Core Fund	(1.10)%	10.26%	11.25%

 A From December 30, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Fund on December 30, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,833	Strategic Advisers® Core Fund
$21,324	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund returned -1.10%, trailing the benchmark S&P 500®. The Fund underperformed the benchmark primarily because most of our underlying managers were out of step with the more-defensive sectors and strategies that led the market. On balance, the aggregate allocation to Fidelity's® Select Portfolios® was the biggest relative detractor. Here the Health Care, Financial Services and Energy portfolios were the primary laggards. JPMorgan U.S. Large Cap Core Plus Fund also detracted, hampered by an emphasis on economically sensitive market sectors, weak stock selection in health care and adverse positioning in financials. Putnam Equity Spectrum Fund was another detractor, as its opportunistic strategy was punished when investors retreated from risk. On the plus side, sub-adviser T. Rowe Price was the top relative contributor. T. Rowe Price's benchmark-like, sector-neutral core strategy worked well, yielding beneficial positioning in energy, along with productive picks in consumer discretionary and materials. Early in the period, we allocated all remaining assets away from value-oriented sub-adviser Cornerstone Investment Partners. We increased our allocation to sub-adviser AllianceBernstein to augment exposure to momentum-based strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan U.S. Large Cap Core Plus Fund Select Class(a)	10.9	11.4
Fidelity SAI U.S. Quality Index Fund	4.5	0.7
Fidelity Advisor Technology Fund Class I	2.1	2.2
BBH Core Select Fund Class N	1.8	2.4
Alphabet, Inc. Class C	1.8	1.4
Apple, Inc.	1.8	1.9
FMI Large Cap Fund	1.8	4.1
Fidelity Financial Services Portfolio	1.6	1.8
Microsoft Corp.	1.4	1.4
Fidelity Health Care Portfolio	1.4	1.6
	29.1

 (a) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.

Top Five Market Sectors as of May 31, 2016

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	13.2	12.2
Financials	11.5	10.8
Health Care	9.8	9.7
Industrials	8.0	7.4
Consumer Discretionary	7.8	7.8

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	66.2%
Large Blend Funds	16.6%
Large Growth Funds	4.8%
Mid-Cap Blend Funds	0.1%
Sector Funds	10.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

As of November 30, 2015
Common Stocks	62.5%
Large Blend Funds	21.0%
Large Growth Funds	0.3%
Large Value Funds	1.0%
Mid-Cap Blend Funds	2.8%
Sector Funds	10.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 66.2%
	Shares	Value
CONSUMER DISCRETIONARY - 7.8%
Auto Components - 0.3%
Autoliv, Inc.	34,100	$4,181,001
Cooper Tire & Rubber Co.	39,800	1,278,774
Delphi Automotive PLC	235,896	16,031,492
Gentex Corp.	40,000	663,200
Johnson Controls, Inc.	508,100	22,432,615
Lear Corp.	87,320	10,370,123
The Goodyear Tire & Rubber Co.	293,400	8,206,398
		63,163,603
Automobiles - 0.3%
Ford Motor Co.	1,068,600	14,415,414
General Motors Co.	1,182,110	36,976,401
Harley-Davidson, Inc.	353,000	16,375,670
Tesla Motors, Inc. (a)	49,760	11,107,925
		78,875,410
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc.	61,900	2,783,643
Carnival Corp. unit	81,000	3,866,940
Chipotle Mexican Grill, Inc. (a)	28,240	12,480,950
Darden Restaurants, Inc.	14,100	956,403
Hilton Worldwide Holdings, Inc.	377,100	7,836,138
Hyatt Hotels Corp. Class A (a)	4,500	206,595
Las Vegas Sands Corp.	81,700	3,777,808
McDonald's Corp.	392,795	47,944,558
MGM Mirage, Inc. (a)	232,700	5,317,195
Norwegian Cruise Line Holdings Ltd. (a)	81,693	3,791,372
Red Rock Resorts, Inc.	324,206	6,610,560
Royal Caribbean Cruises Ltd.	288,491	22,326,318
Starbucks Corp.	492,100	27,011,369
Wyndham Worldwide Corp.	592,239	39,910,986
Yum! Brands, Inc.	321,520	26,393,577
		211,214,412
Household Durables - 0.2%
D.R. Horton, Inc.	447,892	13,687,580
Garmin Ltd.	14,300	608,036
Harman International Industries, Inc.	157,176	12,297,450
Lennar Corp. Class A	105,300	4,798,521
Mohawk Industries, Inc. (a)	34,592	6,803,900
NVR, Inc. (a)	300	519,900
PulteGroup, Inc.	497,337	9,330,042
Toll Brothers, Inc. (a)	125,497	3,658,238
Whirlpool Corp.	42,100	7,351,502
		59,055,169
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	203,701	147,233,046
Priceline Group, Inc. (a)	58,788	74,327,432
		221,560,478
Leisure Products - 0.1%
Brunswick Corp.	6,800	325,516
Mattel, Inc.	405,200	12,917,776
		13,243,292
Media - 3.0%
AMC Networks, Inc. Class A (a)	6,800	434,792
CBS Corp. Class B	59,000	3,256,800
Charter Communications, Inc. (a)	187,550	41,062,197
Cinemark Holdings, Inc.	8,800	318,384
Comcast Corp. Class A	4,134,970	261,743,601
Discovery Communications, Inc. Class A (a)	20,500	570,925
DISH Network Corp. Class A (a)	287,162	14,329,384
Gannett Co., Inc.	32,450	506,869
Interpublic Group of Companies, Inc.	26,800	640,520
Liberty Global PLC Class A (a)	300,085	11,208,175
Liberty Media Corp. Liberty SiriusXM Class A (a)	903,837	28,823,362
MSG Network, Inc. Class A (a)	601,496	10,411,896
News Corp. Class A	51,000	609,960
Omnicom Group, Inc.	33,300	2,774,889
Scripps Networks Interactive, Inc. Class A	12,600	810,684
Tegna, Inc.	95,600	2,194,976
The Madison Square Garden Co. (a)	312,345	52,327,158
The Walt Disney Co.	892,800	88,583,616
Time Warner, Inc.	1,599,857	121,045,181
Twenty-First Century Fox, Inc. Class A	1,526,596	44,088,092
Viacom, Inc. Class B (non-vtg.)	429,100	19,039,167
		704,780,628
Multiline Retail - 0.3%
Big Lots, Inc.	13,500	706,050
Dillard's, Inc. Class A	19,700	1,164,467
Dollar General Corp.	154,400	13,880,560
Kohl's Corp.	92,500	3,333,700
Macy's, Inc.	107,700	3,576,717
Target Corp.	578,700	39,802,986
		62,464,480
Specialty Retail - 1.5%
Abercrombie & Fitch Co. Class A	36,100	718,029
American Eagle Outfitters, Inc.	120,100	1,878,364
AutoNation, Inc. (a)	15,200	766,688
AutoZone, Inc. (a)	22,385	17,061,847
Best Buy Co., Inc.	540,075	17,374,213
CarMax, Inc. (a)	306,420	16,442,497
Dick's Sporting Goods, Inc.	6,000	257,400
Foot Locker, Inc.	15,200	849,984
Gap, Inc.	108,400	1,950,116
Home Depot, Inc.	885,399	116,978,916
L Brands, Inc.	128,300	8,794,965
Lowe's Companies, Inc.	1,525,836	122,265,239
Ross Stores, Inc.	270,460	14,442,564
TJX Companies, Inc.	412,488	31,398,587
Tractor Supply Co.	111,400	10,705,540
		361,884,949
Textiles, Apparel & Luxury Goods - 0.3%
Coach, Inc.	198,200	7,813,044
Hanesbrands, Inc.	497,100	13,456,497
Michael Kors Holdings Ltd. (a)	13,500	576,720
NIKE, Inc. Class B	502,700	27,759,094
Ralph Lauren Corp.	8,100	764,073
VF Corp.	150,376	9,371,432
		59,740,860

TOTAL CONSUMER DISCRETIONARY		1,835,983,281

CONSUMER STAPLES - 6.0%
Beverages - 2.2%
Anheuser-Busch InBev SA NV ADR	448,205	56,572,435
Coca-Cola European Partners PLC	1,728,406	67,079,437
Constellation Brands, Inc. Class A (sub. vtg.)	6,600	1,010,790
Diageo PLC	320,163	8,687,689
Molson Coors Brewing Co. Class B	931,383	92,374,566
PepsiCo, Inc.	2,099,785	212,435,248
The Coca-Cola Co.	1,979,734	88,296,136
		526,456,301
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	292,168	43,465,833
CVS Health Corp.	937,706	90,441,744
Kroger Co.	1,457,799	52,130,892
Sysco Corp.	82,045	3,947,185
Wal-Mart Stores, Inc.	792,300	56,078,994
Walgreens Boots Alliance, Inc.	341,104	26,401,450
		272,466,098
Food Products - 1.1%
Archer Daniels Midland Co.	240,400	10,281,908
Bunge Ltd.	167,800	11,254,346
Cal-Maine Foods, Inc.	58,000	2,581,000
Campbell Soup Co.	24,900	1,508,193
ConAgra Foods, Inc.	321,800	14,706,260
Fresh Del Monte Produce, Inc.	48,300	2,529,471
General Mills, Inc.	354,143	22,233,098
Ingredion, Inc.	50,000	5,870,500
Kellogg Co.	364,551	27,111,658
McCormick & Co., Inc. (non-vtg.)	17,400	1,689,018
Mead Johnson Nutrition Co. Class A	378,768	31,165,031
Mondelez International, Inc.	1,500,359	66,750,972
Pilgrim's Pride Corp.	48,300	1,201,221
Sanderson Farms, Inc.	30,300	2,718,213
The Hershey Co.	57,300	5,320,305
The Kraft Heinz Co.	455,452	37,889,052
Tyson Foods, Inc. Class A	272,600	17,386,428
		262,196,674
Household Products - 0.6%
Colgate-Palmolive Co.	105,700	7,442,337
Kimberly-Clark Corp.	198,596	25,229,636
Procter & Gamble Co.	1,213,122	98,311,407
		130,983,380
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A	16,100	1,477,658
Herbalife Ltd. (a)	10,200	590,478
		2,068,136
Tobacco - 1.0%
Altria Group, Inc.	1,097,443	69,841,273
British American Tobacco PLC sponsored ADR	62,610	7,616,507
Philip Morris International, Inc.	1,522,940	150,283,719
Reynolds American, Inc.	47,500	2,360,750
		230,102,249

TOTAL CONSUMER STAPLES		1,424,272,838

ENERGY - 4.7%
Energy Equipment & Services - 0.3%
Atwood Oceanics, Inc.	30,500	325,435
Baker Hughes, Inc.	404,300	18,751,434
Ensco PLC Class A	103,700	1,025,593
FMC Technologies, Inc. (a)	153,800	4,187,974
Halliburton Co.	331,419	13,979,253
Helmerich & Payne, Inc.	39,000	2,384,850
National Oilwell Varco, Inc.	115,500	3,805,725
Noble Corp.	154,600	1,289,364
Oceaneering International, Inc.	83,200	2,750,592
Rowan Companies PLC	156,000	2,641,080
Schlumberger Ltd.	273,435	20,863,091
		72,004,391
Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp.	145,500	7,545,630
Antero Resources Corp. (a)	20,900	606,727
Apache Corp.	362,900	20,736,106
Cabot Oil & Gas Corp.	541,282	12,974,530
Canadian Natural Resources Ltd.	73,100	2,172,347
Chevron Corp.	2,143,959	216,539,859
Cimarex Energy Co.	39,400	4,581,432
Columbia Pipeline Group, Inc.	286,300	7,312,102
Concho Resources, Inc. (a)	203,473	24,689,414
ConocoPhillips Co.	673,200	29,479,428
Continental Resources, Inc. (a)	151,100	6,355,266
Devon Energy Corp.	86,500	3,121,785
Diamondback Energy, Inc.	152,230	13,845,319
EOG Resources, Inc.	306,394	24,928,216
EQT Corp.	478,410	35,043,533
Exxon Mobil Corp.	2,735,891	243,549,017
Hess Corp.	107,100	6,418,503
HollyFrontier Corp.	233,586	6,250,761
Imperial Oil Ltd.	445,500	14,197,159
Kinder Morgan, Inc.	1,064,800	19,251,584
Magellan Midstream Partners LP	82,916	5,808,266
Marathon Petroleum Corp.	319,500	11,128,185
Murphy Oil Corp.	13,000	401,830
Noble Energy, Inc.	140,683	5,029,417
Occidental Petroleum Corp.	1,362,983	102,823,438
Phillips 66 Co.	241,900	19,439,084
Pioneer Natural Resources Co.	157,544	25,257,454
Royal Dutch Shell PLC:
Class A sponsored ADR	714,794	34,660,361
Class B sponsored ADR	247,500	12,073,050
Spectra Energy Corp.	184,700	5,884,542
Suncor Energy, Inc.	1,314,267	36,300,569
Tesoro Corp.	86,600	6,761,728
The Williams Companies, Inc.	1,010,854	22,400,525
Total SA sponsored ADR	234,900	11,397,348
Valero Energy Corp.	680,874	37,243,808
YPF SA Class D sponsored ADR	176,172	3,683,757
		1,039,892,080

TOTAL ENERGY		1,111,896,471

FINANCIALS - 11.5%
Banks - 5.2%
Bank of America Corp.	10,370,803	153,384,176
BB&T Corp.	97,300	3,538,801
BOK Financial Corp.	9,300	592,782
CIT Group, Inc.	78,100	2,675,706
Citigroup, Inc.	4,271,991	198,946,621
Citizens Financial Group, Inc.	72,400	1,705,020
Comerica, Inc.	24,900	1,172,790
Commerce Bancshares, Inc.	14,014	685,705
Cullen/Frost Bankers, Inc.	8,400	561,960
East West Bancorp, Inc.	199,112	7,685,723
Fifth Third Bancorp	910,400	17,179,248
Huntington Bancshares, Inc.	454,900	4,753,705
Investors Bancorp, Inc.	46,500	556,605
JPMorgan Chase & Co.	3,849,993	251,289,043
KeyCorp	1,179,442	15,120,446
M&T Bank Corp.	66,280	7,920,460
Peoples United Financial, Inc.	35,800	568,504
PNC Financial Services Group, Inc.	336,174	30,168,255
Regions Financial Corp.	1,288,400	12,664,972
Standard Chartered PLC (United Kingdom)	493,817	3,785,659
SunTrust Banks, Inc.	438,800	19,228,216
SVB Financial Group (a)	83,109	9,158,612
Synovus Financial Corp.	17,900	575,843
U.S. Bancorp	6,790,804	290,782,227
Wells Fargo & Co.	3,889,020	197,251,094
		1,231,952,173
Capital Markets - 1.6%
Ameriprise Financial, Inc.	345,272	35,103,804
Bank of New York Mellon Corp.	867,727	36,496,598
BlackRock, Inc. Class A	116,011	42,210,602
Charles Schwab Corp.	865,778	26,475,491
E*TRADE Financial Corp. (a)	394,600	11,005,394
Eaton Vance Corp. (non-vtg.)	15,300	556,308
Franklin Resources, Inc.	94,900	3,544,515
Goldman Sachs Group, Inc.	400,509	63,873,175
Invesco Ltd.	308,945	9,700,873
Legg Mason, Inc.	120,600	4,160,700
Morgan Stanley	2,567,347	70,268,287
Northern Trust Corp.	186,500	13,819,650
Och-Ziff Capital Management Group LLC Class A	291,600	1,175,148
Raymond James Financial, Inc.	10,700	599,949
State Street Corp.	793,700	50,050,722
T. Rowe Price Group, Inc.	34,500	2,658,570
TD Ameritrade Holding Corp.	244,600	7,991,082
		379,690,868
Consumer Finance - 0.5%
Ally Financial, Inc. (a)	65,500	1,175,070
American Express Co.	234,991	15,453,008
Capital One Financial Corp.	158,200	11,586,568
Credit Acceptance Corp. (a)	1,100	206,074
Discover Financial Services	779,099	44,260,614
Navient Corp.	95,900	1,314,789
Nelnet, Inc. Class A	32,500	1,192,100
Synchrony Financial (a)	1,478,772	46,137,686
		121,325,909
Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. Class B (a)	595,889	83,746,240
Broadcom Ltd.	358,403	55,323,087
CME Group, Inc.	334,607	32,754,679
IntercontinentalExchange, Inc.	114,618	31,075,232
McGraw Hill Financial, Inc.	391,235	43,743,985
The NASDAQ OMX Group, Inc.	22,300	1,472,023
		248,115,246
Insurance - 1.8%
AFLAC, Inc.	166,700	11,578,982
Alleghany Corp. (a)	2,200	1,198,626
Allstate Corp.	174,600	11,787,246
American Financial Group, Inc.	69,100	5,063,648
American International Group, Inc.	1,016,966	58,861,992
Arch Capital Group Ltd. (a)	16,800	1,220,688
Arthur J. Gallagher & Co.	145,240	7,019,449
Assurant, Inc.	70,400	6,152,256
Axis Capital Holdings Ltd.	52,600	2,900,890
Chubb Ltd.	244,109	30,906,640
Cincinnati Financial Corp.	22,400	1,547,840
CNA Financial Corp.	326,300	10,722,218
Endurance Specialty Holdings Ltd.	68,900	4,679,688
Everest Re Group Ltd.	50,300	9,009,233
FNF Group	139,900	4,889,505
Genworth Financial, Inc. Class A (a)	116,700	431,790
Hanover Insurance Group, Inc.	41,900	3,631,892
Hartford Financial Services Group, Inc.	364,500	16,464,465
Lincoln National Corp.	186,300	8,541,855
Loews Corp.	500,300	20,252,144
Markel Corp. (a)	1,900	1,810,700
Marsh & McLennan Companies, Inc.	568,375	37,552,536
MetLife, Inc.	1,299,764	59,204,250
Old Republic International Corp.	17,400	333,384
Pricoa Global Funding I	172,300	13,654,775
Principal Financial Group, Inc.	40,200	1,791,312
Progressive Corp.	273,160	9,096,228
Reinsurance Group of America, Inc.	66,500	6,592,810
RenaissanceRe Holdings Ltd.	3,300	381,183
The Travelers Companies, Inc.	206,000	23,512,840
Torchmark Corp.	47,900	2,952,077
Unum Group	202,675	7,482,761
Validus Holdings Ltd.	4,400	214,236
W.R. Berkley Corp.	17,000	969,510
Willis Group Holdings PLC	115,030	14,726,141
XL Group PLC Class A	537,564	18,465,323
		415,601,113
Real Estate Investment Trusts - 1.4%
American Tower Corp.	401,074	42,425,608
Annaly Capital Management, Inc.	574,200	6,075,036
AvalonBay Communities, Inc.	183,170	32,948,620
Cousins Properties, Inc.	331,900	3,564,606
Crown Castle International Corp.	911,802	82,800,740
Equinix, Inc.	16,100	5,828,200
Federal Realty Investment Trust (SBI)	41,400	6,342,066
General Growth Properties, Inc.	242,400	6,513,288
Hospitality Properties Trust (SBI)	207,800	5,319,680
Iron Mountain, Inc.	169,917	6,242,751
Kimco Realty Corp.	431,889	12,170,632
Mack-Cali Realty Corp.	237,100	6,221,504
MGM Growth Properties LLC	235,983	5,427,609
Piedmont Office Realty Trust, Inc. Class A	128,500	2,576,425
Prologis, Inc.	111,898	5,318,512
Public Storage	34,800	8,829,108
Simon Property Group, Inc.	166,026	32,813,379
SL Green Realty Corp.	52,300	5,301,128
VEREIT, Inc.	1,032,300	9,899,757
Vornado Realty Trust	124,000	11,844,480
Weyerhaeuser Co.	753,422	23,732,793
		322,195,922
Real Estate Management & Development - 0.0%
The RMR Group, Inc. (a)	3,085	91,439
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	198,900	2,468,349

TOTAL FINANCIALS		2,721,441,019

HEALTH CARE - 9.8%
Biotechnology - 2.0%
AbbVie, Inc.	768,159	48,340,246
Alexion Pharmaceuticals, Inc. (a)	252,636	38,122,772
Amgen, Inc.	811,278	128,141,360
Baxalta, Inc.	298,500	13,501,155
Biogen, Inc. (a)	171,774	49,768,081
BioMarin Pharmaceutical, Inc. (a)	76,774	6,882,789
Celgene Corp. (a)	365,317	38,548,250
Gilead Sciences, Inc.	1,142,665	99,480,415
Incyte Corp. (a)	50,200	4,237,382
Intercept Pharmaceuticals, Inc. (a)	13,700	2,032,532
Regeneron Pharmaceuticals, Inc. (a)	27,300	10,890,789
United Therapeutics Corp. (a)	30,200	3,595,914
Vertex Pharmaceuticals, Inc. (a)	340,353	31,703,882
		475,245,567
Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	2,112,197	83,706,367
Baxter International, Inc.	816,489	35,239,665
Becton, Dickinson & Co.	263,942	43,933,146
Boston Scientific Corp. (a)	1,400,572	31,806,990
Edwards Lifesciences Corp. (a)	18,200	1,792,700
Intuitive Surgical, Inc. (a)	29,700	18,850,887
Medtronic PLC	1,357,677	109,265,845
St. Jude Medical, Inc.	19,400	1,520,184
Stryker Corp.	151,200	16,807,392
Zimmer Biomet Holdings, Inc.	237,909	29,051,068
		371,974,244
Health Care Providers & Services - 1.9%
Aetna, Inc.	478,662	54,198,898
Anthem, Inc.	296,618	39,201,035
Cardinal Health, Inc.	84,200	6,647,590
Centene Corp. (a)	62,900	3,921,815
Cigna Corp.	122,900	15,744,719
DaVita HealthCare Partners, Inc. (a)	136,400	10,546,448
Express Scripts Holding Co. (a)	462,771	34,962,349
HCA Holdings, Inc. (a)	265,200	20,690,904
Humana, Inc.	141,425	24,397,227
Laboratory Corp. of America Holdings (a)	9,500	1,215,525
McKesson Corp.	555,605	101,753,500
MEDNAX, Inc. (a)	6,200	424,390
Quest Diagnostics, Inc.	111,800	8,627,606
UnitedHealth Group, Inc.	844,069	112,826,703
Universal Health Services, Inc. Class B	53,700	7,241,982
		442,400,691
Health Care Technology - 0.0%
Cerner Corp. (a)	58,030	3,227,048
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	279,910	12,845,070
Illumina, Inc. (a)	91,252	13,216,027
Thermo Fisher Scientific, Inc.	130,469	19,801,280
		45,862,377
Pharmaceuticals - 4.1%
Allergan PLC (a)	242,393	57,144,150
Bayer AG	12,300	1,171,411
Bristol-Myers Squibb Co.	1,454,586	104,293,816
Eli Lilly & Co.	754,940	56,643,148
GlaxoSmithKline PLC sponsored ADR	756,300	32,044,431
Johnson & Johnson	2,491,321	280,746,963
Mallinckrodt PLC (a)	250,400	15,865,344
Merck & Co., Inc.	813,582	45,772,123
Mylan N.V.	209,296	9,070,889
Novartis AG sponsored ADR	33,171	2,637,426
Pfizer, Inc.	7,427,227	257,724,777
Sanofi SA	70,496	5,794,229
Shire PLC sponsored ADR	55,300	10,294,648
Teva Pharmaceutical Industries Ltd. sponsored ADR	412,903	21,417,279
Zoetis, Inc. Class A	1,464,926	69,466,791
		970,087,425

TOTAL HEALTH CARE		2,308,797,352

INDUSTRIALS - 8.0%
Aerospace & Defense - 3.6%
BE Aerospace, Inc.	7,700	366,828
General Dynamics Corp.	82,700	11,732,649
Honeywell International, Inc.	1,468,466	167,155,485
Huntington Ingalls Industries, Inc.	6,400	981,824
L-3 Communications Holdings, Inc.	110,344	15,140,300
Lockheed Martin Corp.	456,800	107,909,864
Moog, Inc. Class A (a)	41,400	2,232,702
Northrop Grumman Corp.	746,482	158,754,327
Orbital ATK, Inc.	4,400	382,932
Raytheon Co.	427,290	55,406,694
Rockwell Collins, Inc.	149,200	13,189,280
Spirit AeroSystems Holdings, Inc. Class A (a)	19,300	902,854
Textron, Inc.	449,300	17,100,358
The Boeing Co.	582,588	73,493,476
Triumph Group, Inc.	61,300	2,312,849
United Technologies Corp.	2,220,583	223,346,238
Vectrus, Inc. (a)	3,372	85,683
		850,494,343
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	48,300	3,621,534
FedEx Corp.	241,000	39,757,770
United Parcel Service, Inc. Class B	314,408	32,412,321
		75,791,625
Airlines - 0.5%
Alaska Air Group, Inc.	92,400	6,135,360
American Airlines Group, Inc.	637,810	20,352,517
Delta Air Lines, Inc.	1,459,986	63,450,992
JetBlue Airways Corp. (a)	23,400	419,562
Southwest Airlines Co.	89,300	3,793,464
United Continental Holdings, Inc. (a)	450,261	20,302,268
		114,454,163
Building Products - 0.2%
Allegion PLC	323,006	21,848,126
Masco Corp.	468,340	15,286,618
Owens Corning	44,300	2,262,401
		39,397,145
Commercial Services & Supplies - 0.2%
Deluxe Corp.	71,600	4,663,308
Herman Miller, Inc.	82,600	2,615,116
Pitney Bowes, Inc.	26,400	491,832
R.R. Donnelley & Sons Co.	113,700	1,852,173
Republic Services, Inc.	47,801	2,307,832
Tyco International Ltd.	680,550	29,005,041
Waste Connections, Inc.	198,909	13,022,572
		53,957,874
Construction & Engineering - 0.0%
Fluor Corp.	111,900	5,906,082
Jacobs Engineering Group, Inc. (a)	16,900	856,661
Tutor Perini Corp. (a)	51,700	1,169,454
		7,932,197
Electrical Equipment - 0.3%
Eaton Corp. PLC	853,303	52,589,064
Emerson Electric Co.	265,125	13,791,803
Hubbell, Inc. Class B	7,700	818,279
Rockwell Automation, Inc.	18,100	2,100,505
Sensata Technologies Holding BV (a)	155,000	5,731,900
		75,031,551
Industrial Conglomerates - 1.5%
Danaher Corp.	1,239,723	121,939,154
General Electric Co.	7,215,990	218,139,378
Roper Technologies, Inc.	45,500	7,784,140
		347,862,672
Machinery - 0.6%
AGCO Corp.	44,100	2,290,113
Caterpillar, Inc.	14,000	1,015,140
Cummins, Inc.	106,400	12,179,608
Deere & Co.	215,710	17,750,776
Dover Corp.	21,300	1,421,775
Flowserve Corp.	294,900	14,193,537
Illinois Tool Works, Inc.	189,000	20,039,670
Ingersoll-Rand PLC	47,600	3,180,156
Lincoln Electric Holdings, Inc.	9,700	583,746
Meritor, Inc. (a)	178,700	1,579,708
PACCAR, Inc.	320,619	17,874,509
Parker Hannifin Corp.	19,975	2,293,929
Pentair PLC	223,500	13,463,640
Stanley Black & Decker, Inc.	224,550	25,414,569
Timken Co.	56,000	1,862,000
Trinity Industries, Inc.	129,100	2,331,546
		137,474,422
Professional Services - 0.1%
Dun & Bradstreet Corp.	5,300	672,570
Equifax, Inc.	22,700	2,854,071
Manpower, Inc.	10,100	805,475
Nielsen Holdings PLC	151,746	8,101,719
Robert Half International, Inc.	17,700	736,143
		13,169,978
Road & Rail - 0.7%
AMERCO	2,700	1,016,982
Canadian National Railway Co.	76,190	4,517,309
Canadian Pacific Railway Ltd.	202,281	26,179,991
CSX Corp.	870,765	23,014,319
Norfolk Southern Corp.	184,100	15,475,446
Old Dominion Freight Lines, Inc. (a)	6,300	405,405
Union Pacific Corp.	1,153,014	97,072,249
		167,681,701
Trading Companies & Distributors - 0.0%
Aircastle Ltd.	98,900	2,090,746
HD Supply Holdings, Inc. (a)	27,800	981,340
TAL International Group, Inc.	73,600	1,056,896
United Rentals, Inc. (a)	6,700	466,789
W.W. Grainger, Inc.	8,600	1,963,810
		6,559,581

TOTAL INDUSTRIALS		1,889,807,252

INFORMATION TECHNOLOGY - 13.2%
Communications Equipment - 0.8%
Brocade Communications Systems, Inc.	503,300	4,559,898
Cisco Systems, Inc.	5,830,816	169,385,205
Harris Corp.	222,412	17,519,393
Juniper Networks, Inc.	217,500	5,091,675
		196,556,171
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A	1,453,738	85,363,495
Arrow Electronics, Inc. (a)	56,100	3,625,182
Avnet, Inc.	29,100	1,193,973
CDW Corp.	12,500	532,000
Corning, Inc.	1,021,089	21,330,549
Flextronics International Ltd. (a)	454,000	5,652,300
Jabil Circuit, Inc.	161,000	3,071,880
Keysight Technologies, Inc. (a)	102,300	3,133,449
TE Connectivity Ltd.	527,940	31,676,400
Tech Data Corp. (a)	57,600	4,352,832
Vishay Intertechnology, Inc.	143,700	1,862,352
		161,794,412
Internet Software & Services - 3.3%
Alphabet, Inc.:
Class A	117,238	87,793,676
Class C	585,609	430,844,253
eBay, Inc. (a)	1,765,690	43,188,777
Facebook, Inc. Class A (a)	1,598,529	189,921,230
LinkedIn Corp. Class A (a)	18,200	2,484,300
Twitter, Inc. (a)	173,600	2,642,192
Velti PLC (a)(b)	147,198	530
VeriSign, Inc. (a)	94,600	8,084,516
Yahoo!, Inc. (a)	521,161	19,772,848
		784,732,322
IT Services - 2.0%
Accenture PLC Class A	433,240	51,542,563
Alliance Data Systems Corp. (a)	5,200	1,155,388
Amdocs Ltd.	178,939	10,376,673
ASAC II LP (a)(b)	241,305	7,220,060
Automatic Data Processing, Inc.	45,100	3,961,584
Cognizant Technology Solutions Corp. Class A (a)	244,608	15,028,716
Computer Sciences Corp.	19,900	979,080
DST Systems, Inc.	1,700	205,564
Fidelity National Information Services, Inc.	419,368	31,146,461
First Data Corp. (c)	211,838	2,654,330
First Data Corp. Class A (a)	213,100	2,670,143
Fiserv, Inc. (a)	15,600	1,643,148
FleetCor Technologies, Inc. (a)	3,700	550,893
Global Payments, Inc.	12,000	932,280
IBM Corp.	539,595	82,957,335
MasterCard, Inc. Class A	750,920	72,013,228
PayPal Holdings, Inc. (a)	944,189	35,680,902
Sabre Corp.	833,417	23,477,357
Syntel, Inc. (a)	11,200	516,096
The Western Union Co.	242,900	4,724,405
Vantiv, Inc. (a)	315,356	16,956,692
Visa, Inc. Class A	1,350,245	106,588,340
Xerox Corp.	1,059,142	10,559,646
		483,540,884
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	1,210,139	70,793,132
Applied Materials, Inc.	864,010	21,099,124
ASML Holding NV	80,000	7,998,400
Intel Corp.	1,733,700	54,767,583
Lam Research Corp.	559,688	46,347,763
Microchip Technology, Inc.	253,300	13,090,544
Micron Technology, Inc. (a)	375,700	4,778,904
NVIDIA Corp.	22,500	1,051,200
NXP Semiconductors NV (a)	577,612	54,578,558
Qualcomm, Inc.	1,957,514	107,506,669
Skyworks Solutions, Inc.	9,000	600,840
Texas Instruments, Inc.	395,227	23,950,756
Xilinx, Inc.	142,731	6,764,022
		413,327,495
Software - 2.4%
Adobe Systems, Inc. (a)	389,640	38,757,491
CA Technologies, Inc.	60,200	1,945,664
Electronic Arts, Inc. (a)	525,054	40,297,895
Microsoft Corp.	6,372,078	337,720,134
Oracle Corp.	1,960,483	78,811,417
Red Hat, Inc. (a)	329,955	25,558,314
Salesforce.com, Inc. (a)	305,300	25,556,663
Symantec Corp.	267,100	4,636,856
Synopsys, Inc. (a)	20,000	1,033,400
Workday, Inc. Class A (a)	68,876	5,223,556
		559,541,390
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	4,223,548	421,763,503
EMC Corp.	1,722,402	48,141,136
Hewlett Packard Enterprise Co.	298,400	5,511,448
HP, Inc.	382,200	5,113,836
NCR Corp. (a)	181,500	5,604,720
NetApp, Inc.	77,600	1,981,128
Seagate Technology LLC	279,700	6,310,032
Western Digital Corp.	743,645	34,609,238
		529,035,041

TOTAL INFORMATION TECHNOLOGY		3,128,527,715

MATERIALS - 1.9%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	117,300	16,731,672
Ashland, Inc.	138,800	15,734,368
Axiall Corp.	154,625	3,601,216
Cabot Corp.	50,500	2,308,355
Celanese Corp. Class A	129,782	9,147,035
CF Industries Holdings, Inc.	233,700	6,464,142
E.I. du Pont de Nemours & Co.	862,200	56,396,502
Eastman Chemical Co.	367,699	26,974,399
Huntsman Corp.	182,800	2,729,204
LyondellBasell Industries NV Class A	312,400	25,416,864
Monsanto Co.	344,018	38,691,704
PPG Industries, Inc.	104,184	11,218,533
Praxair, Inc.	46,900	5,152,434
RPM International, Inc.	187,400	9,405,606
Stepan Co.	46,100	2,659,509
The Dow Chemical Co.	839,845	43,134,439
The Mosaic Co.	495,620	12,504,493
The Scotts Miracle-Gro Co. Class A	4,600	319,700
		288,590,175
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	94,057	17,780,535
Vulcan Materials Co.	171,179	19,985,148
		37,765,683
Containers & Packaging - 0.4%
Ball Corp.	96,100	6,948,030
Bemis Co., Inc.	13,900	699,726
Crown Holdings, Inc. (a)	318,524	16,617,397
Graphic Packaging Holding Co.	45,000	603,000
International Paper Co.	220,100	9,279,416
Owens-Illinois, Inc. (a)	26,800	506,520
Packaging Corp. of America	18,600	1,269,078
Sealed Air Corp.	1,358,820	63,103,601
Sonoco Products Co.	13,800	657,846
		99,684,614
Metals & Mining - 0.1%
Alcoa, Inc.	467,300	4,331,871
Franco-Nevada Corp.	47,600	3,010,595
Freeport-McMoRan, Inc.	67,700	750,116
Nucor Corp.	156,400	7,586,964
Reliance Steel & Aluminum Co.	9,800	728,630
Steel Dynamics, Inc.	43,000	1,061,670
		17,469,846
Paper & Forest Products - 0.0%
Domtar Corp.	58,900	2,275,896
Schweitzer-Mauduit International, Inc.	75,400	2,593,760
		4,869,656

TOTAL MATERIALS		448,379,974

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	2,192,444	85,834,183
CenturyLink, Inc.	41,200	1,117,344
Verizon Communications, Inc.	3,150,745	160,372,921
		247,324,448
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	903,952	38,652,988
Vodafone Group PLC sponsored ADR	1,202,400	40,869,576
		79,522,564

TOTAL TELECOMMUNICATION SERVICES		326,847,012

UTILITIES - 1.9%
Electric Utilities - 1.4%
American Electric Power Co., Inc.	334,500	21,652,185
Duke Energy Corp.	94,500	7,392,735
Edison International	633,875	45,404,466
Entergy Corp.	154,500	11,729,640
Eversource Energy	43,500	2,402,940
Exelon Corp.	1,217,200	41,713,444
FirstEnergy Corp.	219,900	7,214,919
Great Plains Energy, Inc.	21,200	618,616
ITC Holdings Corp.	663,288	29,529,582
NextEra Energy, Inc.	736,731	88,496,128
OGE Energy Corp.	94,410	2,850,238
PG&E Corp.	753,003	45,240,420
Pinnacle West Capital Corp.	15,100	1,111,209
Southern Co.	60,800	3,005,952
Xcel Energy, Inc.	522,969	21,635,228
		329,997,702
Gas Utilities - 0.0%
Amerigas Partners LP	79,257	3,636,311
Atmos Energy Corp.	82,400	6,006,960
		9,643,271
Independent Power and Renewable Electricity Producers - 0.1%
Calpine Corp. (a)	27,100	401,080
NRG Energy, Inc.	429,700	7,038,486
The AES Corp.	375,900	4,168,731
		11,608,297
Multi-Utilities - 0.4%
Ameren Corp.	33,300	1,650,015
CenterPoint Energy, Inc.	59,000	1,329,270
CMS Energy Corp.	183,590	7,677,734
Consolidated Edison, Inc.	40,300	2,952,378
DTE Energy Co.	146,100	13,248,348
NiSource, Inc.	838,230	20,000,168
Public Service Enterprise Group, Inc.	602,936	26,981,386
SCANA Corp.	72,500	5,068,475
Sempra Energy	101,527	10,875,572
		89,783,346

TOTAL UTILITIES		441,032,616

TOTAL COMMON STOCKS
(Cost $12,862,046,241)		15,636,985,530

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series D (b)
(Cost $1,468,003)	32,084	1,411,398

Equity Funds - 31.8%
Large Blend Funds - 16.6%
BBH Core Select Fund Class N	20,681,627	437,416,420
FMI Large Cap Fund	21,420,075	421,118,679
JPMorgan U.S. Large Cap Core Plus Fund Select Class (d)	95,285,934	2,583,201,678
PIMCO StocksPLUS Absolute Return Fund Institutional Class	29,757,604	275,257,834
Spartan 500 Index Fund Investor Class (e)	2,734,205	202,221,799

TOTAL LARGE BLEND FUNDS		3,919,216,410

Large Growth Funds - 4.8%
Fidelity Growth Company Fund (e)	571,782	75,978,346
Fidelity SAI U.S. Quality Index Fund (e)	102,414,554	1,069,207,940

TOTAL LARGE GROWTH FUNDS		1,145,186,286

Mid-Cap Blend Funds - 0.1%
Putnam Equity Spectrum Fund Class A	459,118	14,847,864
Sector Funds - 10.3%
Fidelity Advisor Materials Fund Class I (e)	963,979	69,252,217
Fidelity Advisor Technology Fund Class I (e)	13,276,095	503,960,572
Fidelity Consumer Discretionary Portfolio (e)	8,973,385	305,992,425
Fidelity Consumer Staples Portfolio (e)	2,646,330	250,289,916
Fidelity Energy Portfolio (e)	4,795,160	193,820,365
Fidelity Financial Services Portfolio (e)	4,638,881	387,207,382
Fidelity Health Care Portfolio (e)	1,725,947	335,265,266
Fidelity Industrials Portfolio (e)	8,139,116	248,243,047
Fidelity Telecommunications Portfolio (e)	936,147	63,255,428
Fidelity Utilities Portfolio (e)	1,068,326	78,030,558

TOTAL SECTOR FUNDS		2,435,317,176

TOTAL EQUITY FUNDS
(Cost $6,653,720,851)		7,514,567,736
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.18% to 0.48% 7/21/16 to 10/20/16 (f)
(Cost $8,254,986)	$8,260,000	8,254,966
	Shares

Money Market Funds - 1.7%
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.19% (g)	383,617,134	383,617,134
Fidelity Cash Central Fund, 0.40% (h)	13,228,310	13,228,310
TOTAL MONEY MARKET FUNDS
(Cost $396,845,444)		396,845,444
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $19,922,335,525)		23,558,065,074
NET OTHER ASSETS (LIABILITIES) - 0.3%		78,794,556
NET ASSETS - 100%		$23,636,859,630

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,879 CME E-mini S&P 500 Index Contracts (United States)	June 2016	196,815,855	$10,001,746

The face value of futures purchased as a percentage of Net Assets is 0.8%

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,631,988 or 0.0% of net assets.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,654,330 or 0.0% of net assets.

 (d) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,796,663.

 (g) The rate quoted is the annualized seven-day yield of the fund at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$2,413,050
The Honest Co., Inc. Series D	8/12/15	$1,468,003
Velti PLC	4/19/13	$220,797

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,713
Total	$20,713

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Materials Fund Class I	$91,514,164	$1,677,262	$14,379,760	$785,865	$69,252,217
Fidelity Advisor New Insights Fund Class I	43,465,088	--	43,803,697	--	--
Fidelity Advisor Techn- ology Fund Class I	569,237,231	23,669,850	55,074,468	--	503,960,572
Fidelity Cons- umer Discre- tionary Portfolio	357,666,812	5,636,294	56,036,124	1,715,538	305,992,425
Fidelity Cons- umer Staples Portfolio	277,691,014	15,226,835	39,720,514	4,009,029	250,289,916
Fidelity Energy Portfolio	227,727,798	52,175,884	62,545,569	1,888,313	193,820,365
Fidelity Financial Services Portfolio	464,678,953	6,788,233	47,248,525	3,858,418	387,207,382
Fidelity Growth Company Fund	50,646,706	28,037,958	--	--	75,978,346
Fidelity Health Care Portfolio	473,136,694	27,055,949	75,751,156	--	335,265,266
Fidelity Industrials Portfolio	289,883,785	13,162,509	41,567,438	1,510,040	248,243,047
Fidelity SAI U.S. Quality Index Fund	--	1,041,397,260	--	483,939	1,069,207,940
Fidelity Teleco- mmunic- ations Portfolio	67,494,385	1,262,364	9,360,542	814,551	63,255,428
Fidelity Utilities Portfolio	81,121,501	1,781,053	5,976,203	1,562,889	78,030,558
Spartan 500 Index Fund Investor Class	563,130,411	1,596,359,500	1,986,747,300	12,664,830	202,221,799
Total	$3,557,394,542	$2,814,230,951	$2,438,211,296	$29,293,412	$3,782,725,261

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,837,394,679	$1,835,983,281	$--	$1,411,398
Consumer Staples	1,424,272,838	1,415,585,149	8,687,689	--
Energy	1,111,896,471	1,111,896,471	--	--
Financials	2,721,441,019	2,721,441,019	--	--
Health Care	2,308,797,352	2,301,831,712	6,965,640	--
Industrials	1,889,807,252	1,889,807,252	--	--
Information Technology	3,128,527,715	3,121,307,125	530	7,220,060
Materials	448,379,974	448,379,974	--	--
Telecommunication Services	326,847,012	326,847,012	--	--
Utilities	441,032,616	441,032,616	--	--
Equity Funds	7,514,567,736	7,514,567,736	--	--
Other Short-Term Investments	8,254,966	--	8,254,966	--
Money Market Funds	396,845,444	396,845,444	--	--
Total Investments in Securities:	$23,558,065,074	$23,525,524,791	$23,908,825	$8,631,458
Derivative Instruments:
Assets
Futures Contracts	$10,001,746	$10,001,746	$--	$--
Total Assets	$10,001,746	$10,001,746	$--	$--
Total Derivative Instruments:	$10,001,746	$10,001,746	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$10,001,746	$0
Total Equity Risk	10,001,746	0
Total Value of Derivatives	$10,001,746	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $16,138,914,692)	$19,762,111,503
Fidelity Central Funds (cost $13,228,310)	13,228,310
Affiliated issuers (cost $3,770,192,523)	3,782,725,261
Total Investments (cost $19,922,335,525)		$23,558,065,074
Receivable for investments sold		223,260,414
Receivable for fund shares sold		7,598,792
Dividends receivable		35,319,530
Interest receivable		58,958
Distributions receivable from Fidelity Central Funds		2,582
Other receivables		210,126
Total assets		23,824,515,476
Liabilities
Payable to custodian bank	$524
Payable for investments purchased	162,211,177
Payable for fund shares redeemed	21,405,967
Accrued management fee	3,618,972
Payable for daily variation margin for derivative instruments	209,506
Other payables and accrued expenses	209,700
Total liabilities		187,655,846
Net Assets		$23,636,859,630
Net Assets consist of:
Paid in capital		$20,081,054,348
Undistributed net investment income		91,406,642
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(181,320,941)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,645,719,581
Net Assets, for 1,568,123,492 shares outstanding		$23,636,859,630
Net Asset Value, offering price and redemption price per share ($23,636,859,630 ÷ 1,568,123,492 shares)		$15.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$328,031,375
Affiliated issuers		29,293,412
Interest		301,614
Income from Fidelity Central Funds		20,713
Total income		357,647,114
Expenses
Management fee	$103,023,928
Independent trustees' fees and expenses	271,982
Miscellaneous	35,966
Total expenses before reductions	103,331,876
Expense reductions	(60,214,757)	43,117,119
Net investment income (loss)		314,529,995
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(517,481,066)
Affiliated issuers	30,606,558
Foreign currency transactions	(56,676)
Futures contracts	1,343,190
Realized gain distributions from underlying funds:
Unaffiliated issuers	426,946,932
Affiliated issuers	86,651,795
Total net realized gain (loss)		28,010,733
Change in net unrealized appreciation (depreciation) on: Investment securities	(569,018,329)
Assets and liabilities in foreign currencies	(11,773)
Futures contracts	7,137,951
Total change in net unrealized appreciation (depreciation)		(561,892,151)
Net gain (loss)		(533,881,418)
Net increase (decrease) in net assets resulting from operations		$(219,351,423)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$314,529,995	$259,352,019
Net realized gain (loss)	28,010,733	1,250,578,771
Change in net unrealized appreciation (depreciation)	(561,892,151)	915,512,597
Net increase (decrease) in net assets resulting from operations	(219,351,423)	2,425,443,387
Distributions to shareholders from net investment income	(298,493,508)	(205,800,317)
Distributions to shareholders from net realized gain	(1,038,755,853)	(1,045,352,295)
Total distributions	(1,337,249,361)	(1,251,152,612)
Share transactions
Proceeds from sales of shares	5,107,691,854	11,425,710,248
Reinvestment of distributions	1,333,719,412	1,248,026,231
Cost of shares redeemed	(5,745,703,422)	(3,547,604,002)
Net increase (decrease) in net assets resulting from share transactions	695,707,844	9,126,132,477
Total increase (decrease) in net assets	(860,892,940)	10,300,423,252
Net Assets
Beginning of period	24,497,752,570	14,197,329,318
End of period (including undistributed net investment income of $91,406,642 and undistributed net investment income of $97,498,223, respectively)	$23,636,859,630	$24,497,752,570
Other Information
Shares
Sold	351,359,217	754,035,975
Issued in reinvestment of distributions	87,933,538	80,378,349
Redeemed	(391,230,777)	(226,738,395)
Net increase (decrease)	48,061,978	607,675,929

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Fund

Years ended May 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.12	$15.56	$14.00	$11.28	$12.06
Income from Investment Operations
Net investment income (loss)A	.19	.19	.16	.17	.13
Net realized and unrealized gain (loss)	(.37)	1.51	2.52	2.89	(.56)
Total from investment operations	(.18)	1.70	2.68	3.06	(.43)
Distributions from net investment income	(.19)	(.16)	(.14)	(.16)	(.12)
Distributions from net realized gain	(.68)	(.98)	(.98)	(.18)	(.23)
Total distributions	(.87)	(1.14)	(1.12)	(.34)	(.35)
Net asset value, end of period	$15.07	$16.12	$15.56	$14.00	$11.28
Total ReturnB	(1.10)%	11.37%	20.15%	27.75%	(3.58)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.43%	.42%	.46%	.44%	.41%
Expenses net of fee waivers, if any	.18%	.17%	.20%	.19%	.16%
Expenses net of all reductions	.18%	.17%	.20%	.19%	.16%
Net investment income (loss)	1.32%	1.22%	1.07%	1.36%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$23,636,860	$24,497,753	$14,197,329	$10,785,567	$8,064,341
Portfolio turnover rateE	85%	104%	109%	73%	64%F

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Core Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, security level mergers and exchanges and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,959,484,677
Gross unrealized depreciation	(565,942,884)
Net unrealized appreciation (depreciation) on securities	$3,393,541,793
Tax Cost	$20,164,523,281

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$91,613,181
Undistributed long-term capital gain	$70,871,186
Net unrealized appreciation (depreciation) on securities and other investments	$3,393,530,079

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$507,258,616	$ 508,579,121
Long-term Capital Gains	829,990,745	742,573,491
Total	$1,337,249,361	$ 1,251,152,612

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,343,190 and a change in net unrealized appreciation (depreciation) of $7,137,951 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $20,217,720,976 and $20,117,744,091, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets. The investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Cornerstone Investment Partners, LLC (through June 29, 2015), First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, OppenheimerFunds, Inc., FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners) and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $375,949 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31,003 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $59,554,316.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $570,403.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,981 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $6,057.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Consumer Discretionary Portfolio	27%
Fidelity Advisor Technology Fund	31%
Fidelity SAI U.S. Quality Index Fund	48%
Financial Services Portfolio	35%
Industrials Portfolio	22%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Actual	.18%	$1,000.00	$1,005.90	$.90
Hypothetical-C		$1,000.00	$1,024.10	$.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Fund voted to pay on July 18, 2016, to shareholders of record at the opening of business on July 15, 2016, a distribution of $0.047 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.06 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $142,307,464, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 24% and 81% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 31% and 90% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SAI-COR-ANN-0716
1.902940.107

Strategic Advisers® Growth Multi-Manager Fund Class F Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Class F	(0.56)%	13.42%

 A From November 16, 2011.

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. See previous page for additional information regarding the performance of Class F.

Period Ending Values
$17,720	Strategic Advisers® Growth Multi-Manager Fund - Class F
$18,740	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted modestly negative returns and trailed the 1.61% gain of the benchmark Russell 1000® Growth Index. The Fund underperformed the benchmark primarily due to the poor performance of our aggressive-growth managers. Their investment approaches were out of favor in a period when quality-focused strategies emphasizing companies with stable growth rates generated the best returns. Sub-adviser Morgan Stanley Investment Management's aggressive-growth strategy, focused on mid-cap stocks, lagged the Fund's benchmark by a sizable margin and was the biggest relative detractor. Sub-adviser MFS Investment Management's performance was in line with our expectations, although it stumbled with stock choices in several sectors. On the plus side, sub-adviser Loomis Sayles was the only notable relative contributor, as the quality bias inherent in this manager's contrarian, opportunistic style led it to underweight aggressive-growth stocks. We reduced the number of managers in the Fund in order to maintain a more concentrated portfolio. As a result, we substantially reduced the allocation to sub-adviser Morgan Stanley Investment Management, and defunded sub-adviser FIAM (formerly Pyramis Global Advisors). We increased our allocation to Loomis Sayles.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	3.9	2.5
Facebook, Inc. Class A	3.8	2.1
Apple, Inc.	3.1	4.6
Visa, Inc. Class A	2.7	1.8
Alphabet, Inc. Class A	2.4	2.4
Microsoft Corp.	2.2	1.6
Alphabet, Inc. Class C	2.2	2.1
Gilead Sciences, Inc.	1.9	2.4
Home Depot, Inc.	1.8	2.4
Comcast Corp. Class A	1.6	1.2
	25.6

Top Five Market Sectors as of May 31, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.0	30.1
Consumer Discretionary	18.6	19.4
Health Care	15.5	16.6
Consumer Staples	10.1	8.5
Industrials	8.4	7.1

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	95.7%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

As of November 30, 2015
Common Stocks	91.5%
Large Growth Funds	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.8%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 18.4%
Auto Components - 0.7%
Lear Corp.	2,467	$292,981
The Goodyear Tire & Rubber Co.	3,821	106,873
		399,854
Diversified Consumer Services - 0.2%
ServiceMaster Global Holdings, Inc. (a)	2,951	112,846
Hotels, Restaurants & Leisure - 3.5%
Carnival Corp. unit	3,401	162,364
Darden Restaurants, Inc.	2,224	150,854
Domino's Pizza, Inc.	1,410	170,441
Las Vegas Sands Corp.	3,546	163,967
McDonald's Corp.	3,403	415,370
Norwegian Cruise Line Holdings Ltd. (a)	3,964	183,969
Starbucks Corp.	3,170	174,001
Vail Resorts, Inc.	687	90,169
Wyndham Worldwide Corp.	1,986	133,837
Yum! Brands, Inc.	5,044	414,062
		2,059,034
Household Durables - 1.0%
D.R. Horton, Inc.	7,008	214,164
Mohawk Industries, Inc. (a)	528	103,852
Newell Brands, Inc.	3,898	185,896
Whirlpool Corp.	557	97,263
		601,175
Internet & Catalog Retail - 4.1%
Amazon.com, Inc. (a)	3,169	2,290,521
Priceline Group, Inc. (a)	76	96,089
		2,386,610
Media - 2.7%
Charter Communications, Inc. (a)	664	145,376
Comcast Corp. Class A	14,643	926,902
The Walt Disney Co.	5,210	516,936
		1,589,214
Multiline Retail - 0.3%
Target Corp.	2,185	150,284
Specialty Retail - 4.7%
AutoZone, Inc. (a)	639	487,046
Best Buy Co., Inc.	5,008	161,107
Foot Locker, Inc.	2,418	135,215
GameStop Corp. Class A	2,717	79,065
Home Depot, Inc.	7,811	1,031,989
Lowe's Companies, Inc.	3,664	293,596
O'Reilly Automotive, Inc. (a)	860	227,410
Ross Stores, Inc.	1,747	93,290
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	630	146,796
Urban Outfitters, Inc. (a)	3,713	105,932
		2,761,446
Textiles, Apparel & Luxury Goods - 1.2%
Michael Kors Holdings Ltd. (a)	3,470	148,238
NIKE, Inc. Class B	10,110	558,274
		706,512

TOTAL CONSUMER DISCRETIONARY		10,766,975

CONSUMER STAPLES - 10.1%
Beverages - 3.5%
Anheuser-Busch InBev SA NV ADR	1,115	140,735
Constellation Brands, Inc. Class A (sub. vtg.)	1,057	161,880
Molson Coors Brewing Co. Class B	1,367	135,579
Monster Beverage Corp.	3,038	455,700
PepsiCo, Inc.	3,813	385,761
SABMiller PLC sponsored ADR	4,068	253,266
The Coca-Cola Co.	11,436	510,046
		2,042,967
Food & Staples Retailing - 0.9%
CVS Health Corp.	4,288	413,578
Kroger Co.	3,416	122,156
		535,734
Food Products - 2.6%
Archer Daniels Midland Co.	4,581	195,929
Bunge Ltd.	1,865	125,086
Campbell Soup Co.	3,985	241,371
Danone SA sponsored ADR	26,342	370,764
General Mills, Inc.	1,155	72,511
Mondelez International, Inc.	1,869	83,152
Pilgrim's Pride Corp.	2,869	71,352
Tyson Foods, Inc. Class A	5,824	371,455
		1,531,620
Household Products - 0.6%
Procter & Gamble Co.	4,074	330,157
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	2,038	187,048
Tobacco - 2.2%
Altria Group, Inc.	3,021	192,256
Philip Morris International, Inc.	7,138	704,378
Reynolds American, Inc.	7,720	383,684
		1,280,318

TOTAL CONSUMER STAPLES		5,907,844

ENERGY - 1.1%
Energy Equipment & Services - 0.4%
Schlumberger Ltd.	3,258	248,585
Oil, Gas & Consumable Fuels - 0.7%
EOG Resources, Inc.	2,800	227,808
Marathon Petroleum Corp.	1,771	61,684
Parsley Energy, Inc. Class A (a)	2,691	70,154
Valero Energy Corp.	1,151	62,960
		422,606

TOTAL ENERGY		671,191

FINANCIALS - 4.8%
Banks - 0.3%
JPMorgan Chase & Co.	2,535	165,459
Capital Markets - 1.2%
Charles Schwab Corp.	7,140	218,341
Goldman Sachs Group, Inc.	890	141,937
Greenhill & Co., Inc.	492	10,145
SEI Investments Co.	6,341	326,181
		696,604
Consumer Finance - 0.4%
American Express Co.	1,466	96,404
Discover Financial Services	2,644	150,206
		246,610
Diversified Financial Services - 1.1%
Broadcom Ltd.	1,547	238,795
CME Group, Inc.	2,270	222,210
FactSet Research Systems, Inc.	1,225	194,861
		655,866
Insurance - 0.5%
Everest Re Group Ltd.	675	120,899
MetLife, Inc.	1,744	79,439
Pricoa Global Funding I	1,324	104,927
		305,265
Real Estate Investment Trusts - 1.1%
American Tower Corp.	3,668	388,001
Equity Lifestyle Properties, Inc.	1,001	73,373
Extra Space Storage, Inc.	2,033	189,008
		650,382
Real Estate Management & Development - 0.2%
Realogy Holdings Corp. (a)	2,193	71,930

TOTAL FINANCIALS		2,792,116

HEALTH CARE - 15.5%
Biotechnology - 5.5%
AbbVie, Inc.	3,402	214,088
Alexion Pharmaceuticals, Inc. (a)	1,082	163,274
Amgen, Inc.	4,359	688,504
Biogen, Inc. (a)	499	144,575
Celgene Corp. (a)	7,603	802,269
Gilead Sciences, Inc.	12,882	1,121,507
Vertex Pharmaceuticals, Inc. (a)	740	68,931
		3,203,148
Health Care Equipment & Supplies - 1.3%
Dentsply Sirona, Inc.	874	54,328
Edwards Lifesciences Corp. (a)	2,903	285,946
Hologic, Inc. (a)	4,806	165,374
Steris PLC	883	61,307
Varian Medical Systems, Inc. (a)	2,766	228,997
		795,952
Health Care Providers & Services - 3.1%
Aetna, Inc.	1,314	148,784
Cardinal Health, Inc.	1,734	136,899
Cigna Corp.	1,365	174,870
Community Health Systems, Inc. (a)	3,223	43,317
Express Scripts Holding Co. (a)	2,436	184,040
HCA Holdings, Inc. (a)	6,106	476,390
Laboratory Corp. of America Holdings (a)	1,506	192,693
McKesson Corp.	368	67,396
Molina Healthcare, Inc. (a)	2,017	97,683
UnitedHealth Group, Inc.	2,166	289,529
		1,811,601
Health Care Technology - 0.4%
Cerner Corp. (a)	4,359	242,404
Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc.	3,219	488,548
Pharmaceuticals - 4.4%
Allergan PLC (a)	1,518	357,869
Bristol-Myers Squibb Co.	9,304	667,097
Eli Lilly & Co.	5,534	415,216
Merck & Co., Inc.	5,856	329,459
Novartis AG sponsored ADR	2,981	237,019
Novo Nordisk A/S Series B sponsored ADR	6,203	347,616
Shire PLC sponsored ADR	1,080	201,053
		2,555,329

TOTAL HEALTH CARE		9,096,982

INDUSTRIALS - 8.4%
Aerospace & Defense - 2.9%
General Dynamics Corp.	1,177	166,981
Honeywell International, Inc.	1,990	226,522
Lockheed Martin Corp.	1,300	307,099
Northrop Grumman Corp.	2,914	619,720
Spirit AeroSystems Holdings, Inc. Class A (a)	1,566	73,257
Textron, Inc.	3,036	115,550
The Boeing Co.	257	32,421
United Technologies Corp.	1,639	164,851
		1,706,401
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	2,377	178,227
Expeditors International of Washington, Inc.	6,113	296,786
FedEx Corp.	970	160,021
United Parcel Service, Inc. Class B	2,609	268,962
		903,996
Airlines - 1.0%
Delta Air Lines, Inc.	9,312	404,700
JetBlue Airways Corp. (a)	3,734	66,951
United Continental Holdings, Inc. (a)	2,848	128,416
		600,067
Building Products - 0.7%
Owens Corning	7,948	405,904
Industrial Conglomerates - 0.6%
Danaher Corp.	1,711	168,294
Roper Technologies, Inc.	1,075	183,911
		352,205
Machinery - 0.2%
Ingersoll-Rand PLC	1,900	126,939
Professional Services - 0.1%
Nielsen Holdings PLC	1,278	68,232
Road & Rail - 1.1%
Canadian Pacific Railway Ltd.	2,403	311,006
Union Pacific Corp.	3,902	328,509
		639,515
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	4,252	150,096

TOTAL INDUSTRIALS		4,953,355

INFORMATION TECHNOLOGY - 33.0%
Communications Equipment - 1.4%
Cisco Systems, Inc.	21,187	615,482
Juniper Networks, Inc.	7,595	177,799
		793,281
Internet Software & Services - 9.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	5,372	440,504
Alphabet, Inc.:
Class A	1,889	1,414,578
Class C	1,750	1,287,510
Dropbox, Inc. (a)(b)	1,441	17,710
Facebook, Inc. Class A (a)	18,775	2,230,658
SurveyMonkey (a)(b)	1,159	10,477
		5,401,437
IT Services - 8.4%
Accenture PLC Class A	2,048	243,651
Alliance Data Systems Corp. (a)	820	182,196
Amdocs Ltd.	1,636	94,872
Automatic Data Processing, Inc.	1,026	90,124
Cognizant Technology Solutions Corp. Class A (a)	7,510	461,414
Fiserv, Inc. (a)	2,489	262,166
FleetCor Technologies, Inc. (a)	3,579	532,877
Global Payments, Inc.	4,667	362,579
IBM Corp.	1,081	166,193
MasterCard, Inc. Class A	7,117	682,520
Vantiv, Inc. (a)	4,763	256,107
Visa, Inc. Class A	20,244	1,598,061
		4,932,760
Semiconductors & Semiconductor Equipment - 4.1%
Analog Devices, Inc.	698	40,833
ARM Holdings PLC sponsored ADR	5,198	224,034
Intel Corp.	8,034	253,794
Lam Research Corp.	8,056	667,117
Microchip Technology, Inc.	6,238	322,380
NVIDIA Corp.	3,554	166,043
NXP Semiconductors NV (a)	2,497	235,942
Qualcomm, Inc.	6,891	378,454
Skyworks Solutions, Inc.	1,436	95,867
		2,384,464
Software - 6.8%
Activision Blizzard, Inc.	4,193	164,617
Adobe Systems, Inc. (a)	4,773	474,770
Autodesk, Inc. (a)	4,359	253,999
Electronic Arts, Inc. (a)	6,853	525,968
Intuit, Inc.	2,123	226,439
Microsoft Corp.	24,452	1,295,956
Oracle Corp.	13,070	525,414
Salesforce.com, Inc. (a)	2,877	240,834
Synopsys, Inc. (a)	3,200	165,344
Take-Two Interactive Software, Inc. (a)	2,766	107,625
		3,980,966
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	18,344	1,831,832

TOTAL INFORMATION TECHNOLOGY		19,324,740

MATERIALS - 2.5%
Chemicals - 2.1%
LyondellBasell Industries NV Class A	5,168	420,468
Monsanto Co.	2,227	250,471
PPG Industries, Inc.	3,157	339,946
Sherwin-Williams Co.	662	192,702
		1,203,587
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	4,300	81,270
Metals & Mining - 0.3%
Steel Dynamics, Inc.	6,856	169,275

TOTAL MATERIALS		1,454,132

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	4,709	184,357
Verizon Communications, Inc.	14,924	759,632
		943,989
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	6,630	73,527
TOTAL COMMON STOCKS
(Cost $41,198,171)		55,984,851

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.2%
Airbnb, Inc. Series D (a)(b)	783	89,105
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (a)(b)	144	1,770

TOTAL CONVERTIBLE PREFERRED STOCKS		90,875

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Flipkart Series D (a)(b)	365	30,766
TOTAL PREFERRED STOCKS
(Cost $41,557)		121,641
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.23% to 0.33% 6/2/16 to 7/28/16 (c)
(Cost $89,974)	$90,000	89,973
	Shares	Value

Money Market Funds - 4.0%
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.19% (d)
(Cost $2,369,317)	2,369,317	2,369,317
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $43,699,019)		58,565,782
NET OTHER ASSETS (LIABILITIES) - 0.1%		77,768
NET ASSETS - 100%		$58,643,550

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
18 ICE Russell 1000 Growth Index Contracts (United States)	June 2016	1,817,100	$78,672

The face value of futures purchased as a percentage of Net Assets is 3.1%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,501,691.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $149,828 or 0.3% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $89,973.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$31,878
Dropbox, Inc.	5/1/12	$13,044
Dropbox, Inc. Series A	5/25/12	$1,303
Flipkart Series D	10/4/13	$8,376
SurveyMonkey	11/25/14	$19,066

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$3,290,742	$--	$3,015,203	$1,168	$--
Total	$3,290,742	$--	$3,015,203	$1,168	$--

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$10,886,846	$10,766,975	$--	$119,871
Consumer Staples	5,907,844	5,907,844	--	--
Energy	671,191	671,191	--	--
Financials	2,792,116	2,792,116	--	--
Health Care	9,096,982	9,096,982	--	--
Industrials	4,953,355	4,953,355	--	--
Information Technology	19,326,510	19,296,553	--	29,957
Materials	1,454,132	1,454,132	--	--
Telecommunication Services	943,989	943,989	--	--
Utilities	73,527	73,527	--	--
Other Short-Term Investments	89,973	--	89,973	--
Money Market Funds	2,369,317	2,369,317	--	--
Total Investments in Securities:	$58,565,782	$58,325,981	$89,973	$149,828
Derivative Instruments:
Assets
Futures Contracts	$78,672	$78,672	$--	$--
Total Assets	$78,672	$78,672	$--	$--
Total Derivative Instruments:	$78,672	$78,672	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$78,672	$0
Total Equity Risk	78,672	0
Total Value of Derivatives	$78,672	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $43,699,019)		$58,565,782
Receivable for investments sold		68,472
Receivable for fund shares sold		18,663
Dividends receivable		72,781
Interest receivable		383
Receivable for daily variation margin for derivative instruments		738
Prepaid expenses		324
Other receivables		819
Total assets		58,727,962
Liabilities
Payable for fund shares redeemed	$8,497
Accrued management fee	23,919
Transfer agent fee payable	4,736
Distribution and service plan fees payable	25
Other affiliated payables	1,870
Audit fees payable	39,084
Custody fees payable	5,475
Other payables and accrued expenses	806
Total liabilities		84,412
Net Assets		$58,643,550
Net Assets consist of:
Paid in capital		$40,902,377
Undistributed net investment income		152,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,643,382
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,945,530
Net Assets		$58,643,550
Growth Multi-Manager:
Net Asset Value, offering price and redemption price per share ($55,947,573 ÷ 4,247,604 shares)		$13.17
Class F:
Net Asset Value, offering price and redemption price per share ($2,450,932 ÷ 186,056 shares)		$13.17
Class L:
Net Asset Value, offering price and redemption price per share ($122,913 ÷ 9,337 shares)		$13.16
Class N:
Net Asset Value, offering price and redemption price per share ($122,132 ÷ 9,290 shares)		$13.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$804,945
Affiliated issuers		1,168
Interest		1,995
Total income		808,108
Expenses
Management fee	$317,666
Transfer agent fees	59,091
Distribution and service plan fees	299
Accounting fees and expenses	24,587
Custodian fees and expenses	11,164
Independent trustees' fees and expenses	727
Registration fees	41,530
Audit	60,438
Legal	1,084
Miscellaneous	394
Total expenses before reductions	516,980
Expense reductions	(1,412)	515,568
Net investment income (loss)		292,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,871,940
Affiliated issuers	106,639
Foreign currency transactions	(3,494)
Futures contracts	(54,436)
Realized gain distributions from underlying funds:
Affiliated issuers	163,212
Total net realized gain (loss)		4,083,861
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,879,162)
Assets and liabilities in foreign currencies	2,661
Futures contracts	66,833
Total change in net unrealized appreciation (depreciation)		(4,809,668)
Net gain (loss)		(725,807)
Net increase (decrease) in net assets resulting from operations		$(433,267)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$292,540	$238,021
Net realized gain (loss)	4,083,861	6,370,302
Change in net unrealized appreciation (depreciation)	(4,809,668)	943,010
Net increase (decrease) in net assets resulting from operations	(433,267)	7,551,333
Distributions to shareholders from net investment income	(250,913)	(250,833)
Distributions to shareholders from net realized gain	(3,437,178)	(9,557,988)
Total distributions	(3,688,091)	(9,808,821)
Share transactions - net increase (decrease)	(2,366,614)	153,529
Total increase (decrease) in net assets	(6,487,972)	(2,103,959)
Net Assets
Beginning of period	65,131,522	67,235,481
End of period (including undistributed net investment income of $152,261 and undistributed net investment income of $119,410, respectively)	$58,643,550	$65,131,522

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$14.73	$12.70	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B	.06	.05	.08	.07	.02
Net realized and unrealized gain (loss)	(.16)	1.71	2.74	2.22	.46
Total from investment operations	(.10)	1.76	2.82	2.29	.48
Distributions from net investment income	(.05)	(.06)	(.07)	(.06)	(.01)
Distributions from net realized gain	(.72)	(2.38)	(.73)	–	–
Total distributions	(.77)	(2.45)C	(.79)D	(.06)	(.01)
Net asset value, end of period	$13.17	$14.04	$14.73	$12.70	$10.47
Total ReturnE,F	(.66)%	13.15%	22.94%	21.97%	4.83%
Ratios to Average Net AssetsG
Expenses before reductions	.82%	.84%	.83%	.87%	.91%H
Expenses net of fee waivers, if any	.82%	.84%	.80%	.87%	.91%H
Expenses net of all reductions	.82%	.84%	.80%	.87%	.91%H
Net investment income (loss)	.46%	.39%	.55%	.60%	.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$55,948	$62,615	$65,731	$64,621	$52,717
Portfolio turnover rateI	46%	46%	51%	65%	50%H

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

 D Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$14.73	$12.70	$11.31
Income from Investment Operations
Net investment income (loss)B	.07	.07	.09	.03
Net realized and unrealized gain (loss)	(.15)	1.70	2.75	1.41
Total from investment operations	(.08)	1.77	2.84	1.44
Distributions from net investment income	(.07)	(.08)	(.08)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.73)	–
Total distributions	(.79)	(2.46)	(.81)	(.05)
Net asset value, end of period	$13.17	$14.04	$14.73	$12.70
Total ReturnC,D	(.56)%	13.27%	23.05%	12.82%
Ratios to Average Net AssetsE
Expenses before reductions	.72%	.74%	.74%	.72%F
Expenses net of fee waivers, if any	.72%	.74%	.69%	.72%F
Expenses net of all reductions	.72%	.74%	.69%	.72%F
Net investment income (loss)	.55%	.48%	.66%	.64%F
Supplemental Data
Net assets, end of period (000 omitted)	$2,451	$2,269	$1,286	$256
Portfolio turnover rateG	46%	46%	51%	65%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.03	$14.72	$13.96
Income from Investment Operations
Net investment income (loss)B	.06	.05	.05
Net realized and unrealized gain (loss)	(.15)	1.71	1.22
Total from investment operations	(.09)	1.76	1.27
Distributions from net investment income	(.05)	(.07)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.46)
Total distributions	(.78)C	(2.45)	(.51)
Net asset value, end of period	$13.16	$14.03	$14.72
Total ReturnD,E	(.65)%	13.18%	9.28%
Ratios to Average Net AssetsF
Expenses before reductions	.82%	.84%	.85%G
Expenses net of fee waivers, if any	.82%	.84%	.85%G
Expenses net of all reductions	.82%	.84%	.85%G
Net investment income (loss)	.46%	.39%	.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$123	$124	$109
Portfolio turnover rateH	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.722 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.01	$14.71	$13.96
Income from Investment Operations
Net investment income (loss)B	.03	.02	.03
Net realized and unrealized gain (loss)	(.15)	1.70	1.23
Total from investment operations	(.12)	1.72	1.26
Distributions from net investment income	(.02)	(.03)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.46)
Total distributions	(.74)	(2.42)C	(.51)
Net asset value, end of period	$13.15	$14.01	$14.71
Total ReturnD,E	(.83)%	12.83%	9.17%
Ratios to Average Net AssetsF
Expenses before reductions	1.07%	1.09%	1.10%G
Expenses net of fee waivers, if any	1.07%	1.09%	1.10%G
Expenses net of all reductions	1.06%	1.09%	1.10%G
Net investment income (loss)	.21%	.14%	.32%G
Supplemental Data
Net assets, end of period (000 omitted)	$122	$123	$109
Portfolio turnover rateH	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, deferred trustees compensation, security level mergers and exchanges, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$15,835,119
Gross unrealized depreciation	(1,102,928)
Net unrealized appreciation (depreciation) on securities	$14,732,191
Tax Cost	$43,833,591

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$192,660
Undistributed long-term capital gain	$2,816,853
Net unrealized appreciation (depreciation) on securities and other investments	$14,732,286

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$302,461	$ 1,031,435
Long-term Capital Gains	3,385,630	8,777,386
Total	$3,688,091	$ 9,808,821

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(54,436) and a change in net unrealized appreciation (depreciation) of $66,833 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $27,908,802 and $33,921,578, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., FIAM LLC (FIAM)(formerly Pyramis Global Advisors, LLC)(through April 13, 2016), an affiliate of the investment adviser, and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Subsequent to period end, Waddell & Reed Investment Management Co. no longer manages a portion of the Fund's assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$299	$299

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$58,866.10
Class L	113.09
Class N	112.09
	$59,091

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $93 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $25.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Growth Multi-Manager	$1,378
Class L	2
Class N	2
$1,382

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Growth Multi-Manager	$238,634	$241,432
Class F	11,626	8,656
Class L	475	510
Class N	178	235
Total	$250,913	$250,833
From net realized gain
Growth Multi-Manager	$3,295,885	$9,260,375
Class F	128,412	260,707
Class L	6,450	18,460
Class N	6,431	18,446
Total	$3,437,178	$9,557,988

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Growth Multi-Manager
Shares sold	156,433	103,048	$2,082,156	$1,428,473
Reinvestment of distributions	265,932	696,781	3,534,519	9,501,807
Shares redeemed	(635,319)	(802,621)	(8,317,006)	(11,839,923)
Net increase (decrease)	(212,954)	(2,792)	$(2,700,331)	$(909,643)
Class F
Shares sold	73,922	70,412	$973,407	$976,138
Reinvestment of distributions	10,546	19,794	140,038	269,363
Shares redeemed	(60,042)	(15,876)	(793,262)	(219,980)
Net increase (decrease)	24,426	74,330	$320,183	$1,025,521
Class L
Reinvestment of distributions	522	1,391	$6,925	$18,970
Net increase (decrease)	522	1,391	$6,925	$18,970
Class N
Reinvestment of distributions	498	1,371	$6,609	$18,681
Net increase (decrease)	498	1,371	$6,609	$18,681

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Growth Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Growth Multi-Manager	.79%
Actual		$1,000.00	$987.70	$3.93
Hypothetical-C		$1,000.00	$1,021.05	$3.99
Class F	.69%
Actual		$1,000.00	$988.30	$3.43
Hypothetical-C		$1,000.00	$1,021.55	$3.49
Class L	.78%
Actual		$1,000.00	$987.70	$3.88
Hypothetical-C		$1,000.00	$1,021.10	$3.94
Class N	1.03%
Actual		$1,000.00	$986.90	$5.12
Hypothetical-C		$1,000.00	$1,019.85	$5.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Strategic Advisers Growth Multi-Manager Fund	07/18/16	07/15/16	$0.034	$0.644
Class F	07/18/16	07/15/16	$0.040	$0.644
Class L	07/18/16	07/15/16	$0.035	$0.644
Class N	07/18/16	07/15/16	$0.022	$0.644

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016 $4,185,111, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designates 100% of the dividends distributed in July and December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

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Strategic Advisers® Value Multi-Manager Fund Class L and Class N Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Class L	(3.12)%	13.27%
Class N	(3.37)%	13.11%

 A From November 16, 2011.

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$17,615	Strategic Advisers® Value Multi-Manager Fund - Class L
$18,503	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted low-single-digit declines and trailed the -0.06% return of the benchmark Russell 1000® Value Index. The Fund underperformed the benchmark primarily because most of our underlying managers were underweighted in sectors considered to be more defensive, and these groups outperformed during the period. Sub-adviser LSV Asset Management was the biggest relative detractor, as this manager's deep-value style proved to be a headwind. Adverse positioning in several sectors also hampered LSV's performance. Sub-adviser Boston Partners also detracted, hampered by a tilt toward cyclical sectors that tend to perform well in a growing economy, such as information technology. On the plus side, sub-adviser Aristotle Capital Management was the only relative contributor. Aristotle's opportunistic, traditional value approach led it to underweight the lagging energy and materials sectors. This manager also benefited from picks in technology. We reduced the number of managers in the Fund by one in order to maintain a more concentrated portfolio. As a result, sub-adviser Boston Partners was defunded. We used these assets to increase our allocations to sub-advisers Brandywine Global Investment Management and LSV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	2.9	2.7
Exxon Mobil Corp.	2.8	2.0
JPMorgan Chase & Co.	2.7	3.0
Pfizer, Inc.	2.2	2.2
Bank of America Corp.	1.9	1.6
Apple, Inc.	1.8	1.9
Oracle Corp.	1.7	1.3
Amgen, Inc.	1.6	0.9
Wells Fargo & Co.	1.6	2.2
Verizon Communications, Inc.	1.6	1.5
	20.8

Top Five Market Sectors as of May 31, 2016

(Stocks Only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	25.3
Health Care	15.1	13.4
Information Technology	14.4	12.6
Industrials	9.5	9.7
Consumer Discretionary	8.9	8.2

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	96.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

As of November 30, 2015
Common Stocks	90.2%
Short-Term Investments and Net Other Assets (Liabilities)	9.8%

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 1.2%
Autoliv, Inc.	300	$36,783
Delphi Automotive PLC	220	14,951
Gentex Corp.	230	3,813
Johnson Controls, Inc.	810	35,762
Lear Corp.	560	66,506
The Goodyear Tire & Rubber Co.	1,200	33,564
		191,379
Automobiles - 1.4%
Ford Motor Co.	6,740	90,923
General Motors Co.	3,110	97,281
Harley-Davidson, Inc.	640	29,690
		217,894
Hotels, Restaurants & Leisure - 0.4%
Brinker International, Inc.	400	17,988
Carnival Corp. unit	450	21,483
Hyatt Hotels Corp. Class A (a)	30	1,377
Royal Caribbean Cruises Ltd.	60	4,643
Wyndham Worldwide Corp.	190	12,804
		58,295
Household Durables - 1.1%
Garmin Ltd.	80	3,402
Lennar Corp. Class A	2,150	97,976
PulteGroup, Inc.	260	4,878
Whirlpool Corp.	340	59,371
		165,627
Leisure Products - 0.0%
Brunswick Corp.	40	1,915
Media - 2.9%
AMC Networks, Inc. Class A (a)	40	2,558
CBS Corp. Class B	320	17,664
Cinemark Holdings, Inc.	50	1,809
Comcast Corp. Class A	1,010	63,933
Discovery Communications, Inc. Class A (a)	120	3,342
Gannett Co., Inc.	600	9,372
Interpublic Group of Companies, Inc.	150	3,585
News Corp. Class A	280	3,349
Omnicom Group, Inc.	190	15,833
Scripps Networks Interactive, Inc. Class A	70	4,504
Tegna, Inc.	1,380	31,685
The Walt Disney Co.	680	67,470
Time Warner, Inc.	2,230	168,722
Twenty-First Century Fox, Inc. Class A	880	25,414
Viacom, Inc. Class B (non-vtg.)	900	39,933
		459,173
Multiline Retail - 0.8%
Dillard's, Inc. Class A	300	17,733
Kohl's Corp.	800	28,832
Macy's, Inc.	500	16,605
Target Corp.	870	59,839
		123,009
Specialty Retail - 1.0%
AutoNation, Inc. (a)	90	4,540
Best Buy Co., Inc.	1,260	40,534
Dick's Sporting Goods, Inc.	30	1,287
Home Depot, Inc.	790	104,375
		150,736
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.	160	4,331
Michael Kors Holdings Ltd. (a)	80	3,418
Ralph Lauren Corp.	50	4,717
		12,466

TOTAL CONSUMER DISCRETIONARY		1,380,494

CONSUMER STAPLES - 5.8%
Beverages - 0.4%
Diageo PLC sponsored ADR	610	66,569
Food & Staples Retailing - 2.0%
Kroger Co.	1,200	42,912
Wal-Mart Stores, Inc.	2,390	169,164
Walgreens Boots Alliance, Inc.	1,160	89,784
		301,860
Food Products - 2.6%
Archer Daniels Midland Co.	3,210	137,292
Bunge Ltd.	500	33,535
Ingredion, Inc.	350	41,094
Mondelez International, Inc.	1,650	73,409
Pilgrim's Pride Corp.	200	4,974
The Hershey Co.	520	48,282
Tyson Foods, Inc. Class A	1,000	63,780
		402,366
Personal Products - 0.8%
Coty, Inc. Class A	1,570	41,354
Herbalife Ltd. (a)	60	3,473
Unilever NV (NY Reg.)	1,750	78,330
		123,157

TOTAL CONSUMER STAPLES		893,952

ENERGY - 8.0%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	230	10,667
Ensco PLC Class A	700	6,923
Halliburton Co.	1,290	54,412
Helmerich & Payne, Inc.	80	4,892
Noble Corp.	700	5,838
Paragon Offshore PLC (a)	233	149
Parker Drilling Co. (a)	2,100	4,620
		87,501
Oil, Gas & Consumable Fuels - 7.5%
Antero Resources Corp. (a)	120	3,484
Chevron Corp.	2,340	236,340
ConocoPhillips Co.	200	8,758
Exxon Mobil Corp.	4,890	435,308
Hess Corp.	400	23,972
HollyFrontier Corp.	800	21,408
Marathon Petroleum Corp.	1,600	55,728
Murphy Oil Corp.	70	2,164
Occidental Petroleum Corp.	590	44,510
Phillips 66 Co.	2,050	164,738
Pioneer Natural Resources Co.	340	54,509
Ship Finance International Ltd. (NY Shares)	500	8,015
Tesoro Corp.	90	7,027
Valero Energy Corp.	1,770	96,819
		1,162,780

TOTAL ENERGY		1,250,281

FINANCIALS - 24.9%
Banks - 13.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	7,765	51,327
Bank of America Corp.	20,270	299,793
BB&T Corp.	1,000	36,370
BOK Financial Corp.	700	44,618
Citigroup, Inc.	4,980	231,919
Citizens Financial Group, Inc.	400	9,420
Comerica, Inc.	140	6,594
Commerce Bancshares, Inc.	78	3,817
Cullen/Frost Bankers, Inc.	680	45,492
East West Bancorp, Inc.	110	4,246
Fifth Third Bancorp	2,240	42,269
First Republic Bank	1,150	83,272
Huntington Bancshares, Inc.	3,320	34,694
Investors Bancorp, Inc.	260	3,112
JPMorgan Chase & Co.	6,420	419,033
KeyCorp	2,590	33,204
M&T Bank Corp.	530	63,335
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	11,250	55,238
Peoples United Financial, Inc.	200	3,176
PNC Financial Services Group, Inc.	1,200	107,688
Regions Financial Corp.	6,340	62,322
SunTrust Banks, Inc.	1,800	78,876
Synovus Financial Corp.	100	3,217
U.S. Bancorp	1,330	56,951
Wells Fargo & Co.	4,860	246,499
		2,026,482
Capital Markets - 2.4%
Ameriprise Financial, Inc.	743	75,541
Bank of New York Mellon Corp.	850	35,751
BlackRock, Inc. Class A	130	47,301
E*TRADE Financial Corp. (a)	180	5,020
Eaton Vance Corp. (non-vtg.)	90	3,272
Franklin Resources, Inc.	250	9,338
Goldman Sachs Group, Inc.	490	78,145
Invesco Ltd.	330	10,362
Morgan Stanley	500	13,685
Northern Trust Corp.	170	12,597
Raymond James Financial, Inc.	60	3,364
State Street Corp.	1,000	63,060
T. Rowe Price Group, Inc.	200	15,412
		372,848
Consumer Finance - 1.7%
Ally Financial, Inc. (a)	360	6,458
American Express Co.	800	52,608
Capital One Financial Corp.	1,310	95,944
Credit Acceptance Corp. (a)	10	1,873
Discover Financial Services	1,360	77,262
Navient Corp.	1,240	17,000
Synchrony Financial (a)	643	20,062
		271,207
Diversified Financial Services - 0.1%
The NASDAQ OMX Group, Inc.	130	8,581
Insurance - 6.8%
AFLAC, Inc.	1,020	70,849
Alleghany Corp. (a)	20	10,897
Allstate Corp.	1,330	89,788
American Financial Group, Inc.	660	48,365
American International Group, Inc.	1,100	63,668
Arch Capital Group Ltd. (a)	100	7,266
Assurant, Inc.	460	40,199
Axis Capital Holdings Ltd.	680	37,502
Chubb Ltd.	610	77,232
Cincinnati Financial Corp.	130	8,983
Everest Re Group Ltd.	240	42,986
FNF Group	110	3,845
Hartford Financial Services Group, Inc.	1,710	77,241
Lincoln National Corp.	1,200	55,020
Loews Corp.	270	10,930
Markel Corp. (a)	10	9,530
MetLife, Inc.	1,650	75,158
Old Republic International Corp.	100	1,916
Pricoa Global Funding I	1,040	82,420
Principal Financial Group, Inc.	230	10,249
Progressive Corp.	450	14,985
Reinsurance Group of America, Inc.	60	5,948
RenaissanceRe Holdings Ltd.	20	2,310
The Travelers Companies, Inc.	1,260	143,816
Torchmark Corp.	270	16,640
Unum Group	1,190	43,935
Validus Holdings Ltd.	20	974
W.R. Berkley Corp.	100	5,703
		1,058,355
Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	3,600	38,088
Hospitality Properties Trust (SBI)	1,100	28,160
Mack-Cali Realty Corp.	1,000	26,240
		92,488
Real Estate Management & Development - 0.0%
The RMR Group, Inc. (a)	18	534
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	2,200	27,302

TOTAL FINANCIALS		3,857,797

HEALTH CARE - 15.1%
Biotechnology - 4.0%
AbbVie, Inc.	2,130	134,041
Amgen, Inc.	1,570	247,982
Baxalta, Inc.	1,100	49,753
Biogen, Inc. (a)	90	26,076
Gilead Sciences, Inc.	1,400	121,884
United Therapeutics Corp. (a)	260	30,958
		610,694
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	2,361	101,901
Medtronic PLC	1,240	99,795
		201,696
Health Care Providers & Services - 3.0%
Aetna, Inc.	700	79,261
Anthem, Inc.	730	96,477
Cardinal Health, Inc.	540	42,633
Cigna Corp.	410	52,525
DaVita HealthCare Partners, Inc. (a)	60	4,639
Express Scripts Holding Co. (a)	590	44,575
HCA Holdings, Inc. (a)	810	63,196
McKesson Corp.	90	16,483
MEDNAX, Inc. (a)	30	2,054
Quest Diagnostics, Inc.	710	54,791
Universal Health Services, Inc. Class B	70	9,440
		466,074
Pharmaceuticals - 6.8%
Johnson & Johnson	4,020	452,990
Merck & Co., Inc.	3,480	195,785
Novartis AG sponsored ADR	770	61,223
Pfizer, Inc.	10,020	347,694
		1,057,692

TOTAL HEALTH CARE		2,336,156

INDUSTRIALS - 9.5%
Aerospace & Defense - 3.2%
BE Aerospace, Inc.	40	1,906
General Dynamics Corp.	870	123,427
Honeywell International, Inc.	590	67,160
Huntington Ingalls Industries, Inc.	40	6,136
L-3 Communications Holdings, Inc.	60	8,233
Northrop Grumman Corp.	230	48,914
Orbital ATK, Inc.	20	1,741
Raytheon Co.	200	25,934
Rockwell Collins, Inc.	110	9,724
Spirit AeroSystems Holdings, Inc. Class A (a)	110	5,146
Textron, Inc.	210	7,993
The Boeing Co.	810	102,182
Triumph Group, Inc.	700	26,411
United Technologies Corp.	680	68,394
		503,301
Air Freight & Logistics - 0.5%
FedEx Corp.	300	49,491
United Parcel Service, Inc. Class B	290	29,896
		79,387
Airlines - 0.7%
Alaska Air Group, Inc.	110	7,304
American Airlines Group, Inc.	480	15,317
Delta Air Lines, Inc.	1,200	52,152
Southwest Airlines Co.	500	21,240
United Continental Holdings, Inc. (a)	130	5,862
		101,875
Building Products - 0.0%
Owens Corning	90	4,596
Commercial Services & Supplies - 0.5%
Deluxe Corp.	700	45,591
Pitney Bowes, Inc.	150	2,795
R.R. Donnelley & Sons Co.	1,500	24,435
		72,821
Construction & Engineering - 0.3%
Fluor Corp.	910	48,030
Jacobs Engineering Group, Inc. (a)	100	5,069
		53,099
Electrical Equipment - 0.4%
Eaton Corp. PLC	340	20,954
Emerson Electric Co.	500	26,010
Hubbell, Inc. Class B	40	4,251
Rockwell Automation, Inc.	100	11,605
		62,820
Industrial Conglomerates - 0.3%
Danaher Corp.	374	36,787
General Electric Co.	423	12,787
		49,574
Machinery - 2.7%
AGCO Corp.	570	29,600
Cummins, Inc.	70	8,013
Deere & Co.	1,230	101,217
Dover Corp.	120	8,010
Flowserve Corp.	50	2,407
Illinois Tool Works, Inc.	960	101,789
Ingersoll-Rand PLC	200	13,362
Lincoln Electric Holdings, Inc.	60	3,611
Oshkosh Corp.	1,400	64,274
PACCAR, Inc.	260	14,495
Parker Hannifin Corp.	120	13,781
Pentair PLC	140	8,434
Stanley Black & Decker, Inc.	120	13,582
Timken Co.	200	6,650
Trinity Industries, Inc.	1,200	21,672
		410,897
Professional Services - 0.1%
Dun & Bradstreet Corp.	20	2,538
Manpower, Inc.	60	4,785
Robert Half International, Inc.	100	4,159
		11,482
Road & Rail - 0.5%
AMERCO	10	3,767
CSX Corp.	750	19,823
Norfolk Southern Corp.	230	19,334
Old Dominion Freight Lines, Inc. (a)	30	1,931
Union Pacific Corp.	350	29,467
		74,322
Trading Companies & Distributors - 0.3%
Aircastle Ltd.	1,400	29,596
United Rentals, Inc. (a)	40	2,787
W.W. Grainger, Inc.	50	11,418
		43,801

TOTAL INDUSTRIALS		1,467,975

INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	3,400	30,804
Cisco Systems, Inc.	8,190	237,920
Harris Corp.	200	15,754
Juniper Networks, Inc.	280	6,555
		291,033
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	80	5,170
Avnet, Inc.	160	6,565
CDW Corp.	70	2,979
Corning, Inc.	2,980	62,252
Flextronics International Ltd. (a)	2,800	34,860
Jabil Circuit, Inc.	150	2,862
Tech Data Corp. (a)	600	45,342
Vishay Intertechnology, Inc.	1,300	16,848
		176,878
IT Services - 1.7%
Computer Sciences Corp.	120	5,904
DST Systems, Inc.	10	1,209
IBM Corp.	1,050	161,427
PayPal Holdings, Inc. (a)	1,310	49,505
Syntel, Inc. (a)	60	2,765
The Western Union Co.	380	7,391
Xerox Corp.	4,580	45,663
		273,864
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices, Inc.	240	14,040
Applied Materials, Inc.	850	20,757
Intel Corp.	6,410	202,492
Lam Research Corp.	100	8,281
Microchip Technology, Inc.	1,600	82,688
Qualcomm, Inc.	1,320	72,494
Texas Instruments, Inc.	1,320	79,992
		480,744
Software - 3.1%
Adobe Systems, Inc. (a)	1,030	102,454
CA Technologies, Inc.	330	10,666
Microsoft Corp.	1,770	93,810
Oracle Corp.	6,410	257,682
Symantec Corp.	830	14,409
		479,021
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	2,790	278,609
EMC Corp.	3,750	104,813
Hewlett Packard Enterprise Co.	1,900	35,093
HP, Inc.	1,900	25,422
NCR Corp. (a)	1,000	30,880
NetApp, Inc.	110	2,808
Seagate Technology LLC	900	20,304
Western Digital Corp.	900	41,886
		539,815

TOTAL INFORMATION TECHNOLOGY		2,241,355

MATERIALS - 3.2%
Chemicals - 2.1%
Ashland, Inc.	50	5,668
Celanese Corp. Class A	120	8,458
CF Industries Holdings, Inc.	700	19,362
Eastman Chemical Co.	520	38,147
Huntsman Corp.	1,500	22,395
Ingevity Corp. (a)	18	525
LyondellBasell Industries NV Class A	1,120	91,123
PPG Industries, Inc.	210	22,613
RPM International, Inc.	100	5,019
The Dow Chemical Co.	2,270	116,587
The Scotts Miracle-Gro Co. Class A	30	2,085
		331,982
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	470	88,849
Containers & Packaging - 0.2%
Bemis Co., Inc.	80	4,027
Crown Holdings, Inc. (a)	110	5,739
Graphic Packaging Holding Co.	260	3,484
International Paper Co.	260	10,962
Packaging Corp. of America	70	4,776
Sonoco Products Co.	80	3,814
WestRock Co.	111	4,397
		37,199
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	800	8,864
Nucor Corp.	250	12,128
Reliance Steel & Aluminum Co.	60	4,461
		25,453
Paper & Forest Products - 0.1%
Domtar Corp.	500	19,320

TOTAL MATERIALS		502,803

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	4,400	172,260
CenturyLink, Inc.	230	6,238
Verizon Communications, Inc.	4,720	240,248
		418,746
UTILITIES - 4.0%
Electric Utilities - 2.2%
American Electric Power Co., Inc.	1,370	88,680
Duke Energy Corp.	530	41,462
Edison International	250	17,908
Entergy Corp.	740	56,181
Eversource Energy	250	13,810
Exelon Corp.	1,200	41,124
FirstEnergy Corp.	1,100	36,091
Great Plains Energy, Inc.	120	3,502
OGE Energy Corp.	160	4,830
Pinnacle West Capital Corp.	90	6,623
Southern Co.	330	16,315
Xcel Energy, Inc.	380	15,721
		342,247
Gas Utilities - 0.3%
National Fuel Gas Co.	950	52,250
Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp. (a)	150	2,220
The AES Corp.	4,950	54,896
		57,116
Multi-Utilities - 1.1%
Ameren Corp.	190	9,415
CenterPoint Energy, Inc.	330	7,435
Consolidated Edison, Inc.	230	16,850
DTE Energy Co.	90	8,161
Public Service Enterprise Group, Inc.	2,180	97,555
SCANA Corp.	400	27,964
		167,380

TOTAL UTILITIES		618,993

TOTAL COMMON STOCKS
(Cost $11,742,128)		14,968,552
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.25% to 0.33% 6/2/16 to 7/28/16 (b)
(Cost $39,996)	$40,000	39,996
	Shares

Money Market Funds - 3.0%
SSgA U.S. Treasury Money Market Fund Class N, 0.03% (c)
(Cost $468,488)	468,488	468,488
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $12,250,612)		15,477,036
NET OTHER ASSETS (LIABILITIES) - 0.2%		33,668
NET ASSETS - 100%		$15,510,704

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
3 ICE Russell 1000 Value Index Contracts (United States)	June 2016	301,680	$7,624

The face value of futures purchased as a percentage of Net Assets is 1.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,150,618.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,000.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,380,494	$1,380,494	$--	$--
Consumer Staples	893,952	893,952	--	--
Energy	1,250,281	1,250,281	--	--
Financials	3,857,797	3,857,797	--	--
Health Care	2,336,156	2,336,156	--	--
Industrials	1,467,975	1,467,975	--	--
Information Technology	2,241,355	2,241,355	--	--
Materials	502,803	502,803	--	--
Telecommunication Services	418,746	418,746	--	--
Utilities	618,993	618,993	--	--
Other Short-Term Investments	39,996	--	39,996	--
Money Market Funds	468,488	468,488	--	--
Total Investments in Securities:	$15,477,036	$15,437,040	$39,996	$--
Derivative Instruments:
Assets
Futures Contracts	$7,624	$7,624	$--	$--
Total Assets	$7,624	$7,624	$--	$--
Total Derivative Instruments:	$7,624	$7,624	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$7,624	$0
Total Equity Risk	7,624	0
Total Value of Derivatives	$7,624	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,250,612)		$15,477,036
Cash		10
Receivable for investments sold		188,018
Receivable for fund shares sold		18,447
Dividends receivable		48,160
Interest receivable		28
Receivable for daily variation margin for derivative instruments		120
Prepaid expenses		97
Receivable from investment adviser for expense reductions		2,783
Other receivables		5,174
Total assets		15,739,873
Liabilities
Payable for investments purchased	$175,926
Payable for fund shares redeemed	3,406
Accrued management fee	6,677
Audit fee payable	39,084
Distribution and service plan fees payable	24
Other affiliated payables	1,989
Other payables and accrued expenses	2,063
Total liabilities		229,169
Net Assets		$15,510,704
Net Assets consist of:
Paid in capital		$11,735,594
Undistributed net investment income		107,361
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		433,701
Net unrealized appreciation (depreciation) on investments		3,234,048
Net Assets		$15,510,704
Value Multi-Manager:
Net Asset Value, offering price and redemption price per share ($12,405,208 ÷ 910,223 shares)		$13.63
Class F:
Net Asset Value, offering price and redemption price per share ($2,870,915÷ 209,770 shares)		$13.69
Class L:
Net Asset Value, offering price and redemption price per share ($117,661 ÷ 8,634 shares)		$13.63
Class N:
Net Asset Value, offering price and redemption price per share ($116,920 ÷ 8,588 shares)		$13.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$415,255
Interest		483
Total income		415,738
Expenses
Management fee	$93,702
Transfer agent fees	19,946
Distribution and service plan fees	284
Accounting fees and expenses	7,131
Custodian fees and expenses	15,053
Independent trustees' fees and expenses	214
Registration fees	39,999
Audit	60,373
Legal	977
Miscellaneous	165
Total expenses before reductions	237,844
Expense reductions	(62,673)	175,171
Net investment income (loss)		240,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	927,812
Foreign currency transactions	(16)
Futures contracts	(51,914)
Total net realized gain (loss)		875,882
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,952,100)
Assets and liabilities in foreign currencies	(1)
Futures contracts	(19,548)
Total change in net unrealized appreciation (depreciation)		(1,971,649)
Net gain (loss)		(1,095,767)
Net increase (decrease) in net assets resulting from operations		$(855,200)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$240,567	$205,820
Net realized gain (loss)	875,882	1,185,436
Change in net unrealized appreciation (depreciation)	(1,971,649)	416,847
Net increase (decrease) in net assets resulting from operations	(855,200)	1,808,103
Distributions to shareholders from net investment income	(224,106)	(185,286)
Distributions to shareholders from net realized gain	(795,712)	(1,691,874)
Total distributions	(1,019,818)	(1,877,160)
Share transactions - net increase (decrease)	(2,808,946)	942,602
Total increase (decrease) in net assets	(4,683,964)	873,545
Net Assets
Beginning of period	20,194,668	19,321,123
End of period (including undistributed net investment income of $107,361 and undistributed net investment income of $98,882, respectively)	$15,510,704	$20,194,668

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.83	$14.93	$13.32	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.16	.14	.17	.08
Net realized and unrealized gain (loss)	(.65)	1.23	2.37	2.92	.59
Total from investment operations	(.47)	1.39	2.51	3.09	.67
Distributions from net investment income	(.16)	(.15)	(.14)	(.16)	(.02)
Distributions from net realized gain	(.57)	(1.35)	(.77)	(.26)	–
Total distributions	(.73)	(1.49)C	(.90)D	(.42)	(.02)
Net asset value, end of period	$13.63	$14.83	$14.93	$13.32	$10.65
Total ReturnE,F	(3.12)%	9.78%	19.66%	29.71%	6.71%
Ratios to Average Net AssetsG
Expenses before reductions	1.32%	1.25%	1.32%	1.30%	1.62%H
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%	.97%H
Expenses net of all reductions	.97%	.97%	.97%	.97%	.97%H
Net investment income (loss)	1.30%	1.08%	.97%	1.43%	1.41%H
Supplemental Data
Net assets, end of period (000 omitted)	$12,405	$17,235	$17,565	$15,774	$11,031
Portfolio turnover rateI	41%	36%	59%	30%	14%H

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$14.87	$14.96	$13.33	$11.91
Income from Investment Operations
Net investment income (loss)B	.19	.17	.15	.08
Net realized and unrealized gain (loss)	(.64)	1.23	2.38	1.62
Total from investment operations	(.45)	1.40	2.53	1.70
Distributions from net investment income	(.16)	(.15)	(.14)	(.10)
Distributions from net realized gain	(.57)	(1.35)	(.77)	(.18)
Total distributions	(.73)	(1.49)C	(.90)D	(.28)
Net asset value, end of period	$13.69	$14.87	$14.96	$13.33
Total ReturnE,F	(2.97)%	9.83%	19.81%	14.61%
Ratios to Average Net AssetsG
Expenses before reductions	1.19%	1.11%	1.26%	.98%H
Expenses net of fee waivers, if any	.87%	.87%	.87%	.87%H
Expenses net of all reductions	.87%	.87%	.87%	.87%H
Net investment income (loss)	1.40%	1.18%	1.07%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,871	$2,717	$1,535	$287
Portfolio turnover rateI	41%	36%	59%	30%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.83	$14.93	$14.03
Income from Investment Operations
Net investment income (loss)B	.17	.16	.08
Net realized and unrealized gain (loss)	(.64)	1.23	1.38
Total from investment operations	(.47)	1.39	1.46
Distributions from net investment income	(.16)	(.15)	(.08)
Distributions from net realized gain	(.57)	(1.35)	(.48)
Total distributions	(.73)	(1.49)C	(.56)
Net asset value, end of period	$13.63	$14.83	$14.93
Total ReturnD,E	(3.12)%	9.78%	10.65%
Ratios to Average Net AssetsF
Expenses before reductions	1.28%	1.22%	1.37%G
Expenses net of fee waivers, if any	.97%	.97%	.97%G
Expenses net of all reductions	.97%	.97%	.97%G
Net investment income (loss)	1.29%	1.08%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$118	$121	$111
Portfolio turnover rateH	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.81	$14.92	$14.03
Income from Investment Operations
Net investment income (loss)B	.14	.12	.06
Net realized and unrealized gain (loss)	(.65)	1.23	1.38
Total from investment operations	(.51)	1.35	1.44
Distributions from net investment income	(.12)	(.11)	(.07)
Distributions from net realized gain	(.57)	(1.35)	(.48)
Total distributions	(.69)	(1.46)	(.55)
Net asset value, end of period	$13.61	$14.81	$14.92
Total ReturnC,D	(3.37)%	9.44%	10.54%
Ratios to Average Net AssetsE
Expenses before reductions	1.53%	1.47%	1.63%F
Expenses net of fee waivers, if any	1.22%	1.22%	1.22%F
Expenses net of all reductions	1.22%	1.22%	1.22%F
Net investment income (loss)	1.05%	.83%	.72%F
Supplemental Data
Net assets, end of period (000 omitted)	$117	$121	$111
Portfolio turnover rateG	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,558,601
Gross unrealized depreciation	(380,756)
Net unrealized appreciation (depreciation) on securities	$3,177,845
Tax Cost	$12,299,191

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$107,513
Undistributed long-term capital gain	$489,932
Net unrealized appreciation (depreciation) on securities and other investments	$3,177,845

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$246,148	$ 594,942
Long-term Capital Gains	773,670	1,282,218
Total	$1,019,818	$ 1,877,160

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(51,914) and a change in net unrealized appreciation (depreciation) of $(19,548) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,948,467 and $9,468,766, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .51% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners)(through March 2, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and Robeco Investment Management, Inc. (d/b/a Boston Partners) have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$284	$284

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Multi-Manager	$19,727.13
Class L	110.10
Class N	109.10
	$19,946

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$52,600
Class F	.87%	9,010
Class L	.97%	353
Class N	1.22%	353

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Value Multi-Manager	$353
Class L	2
Class N	2
$357

Effective June 1, 2016, the expense limitations were changed to:

Expense Limitations
Value Multi-Manager	.90%
Class F	.80%
Class L	.90%
Class N	1.15%

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Value Multi-Manager	$189,181	$163,845
Class F	32,578	19,477
Class L	1,321	1,124
Class N	1,026	840
Total	$224,106	$185,286
From net realized gain
Value Multi-Manager	$670,943	$1,500,491
Class F	115,398	170,949
Class L	4,693	10,221
Class N	4,678	10,213
Total	$795,712	$1,691,874

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Value Multi-Manager
Shares sold	110,604	183,481	$1,479,116	$2,671,024
Reinvestment of distributions	63,359	114,344	859,873	1,664,336
Shares redeemed	(426,124)	(311,753)	(5,537,796)	(4,582,240)
Net increase (decrease)	(252,161)	(13,928)	$(3,198,807)	$(246,880)
Class F
Shares sold	82,176	81,488	$1,120,335	$1,188,352
Reinvestment of distributions	10,876	13,060	147,976	190,426
Shares redeemed	(66,013)	(14,431)	(890,168)	(211,694)
Net increase (decrease)	27,039	80,117	$378,143	$1,167,084
Class L
Reinvestment of distributions	443	780	$6,014	$11,345
Net increase (decrease)	443	780	$6,014	$11,345
Class N
Reinvestment of distributions	420	759	$5,704	$11,053
Net increase (decrease)	420	759	$5,704	$11,053

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 63% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Value Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Value Multi-Manager	.97%
Actual		$1,000.00	$1,003.20	$4.86-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class F	.87%
Actual		$1,000.00	$1,003.90	$4.36-E
Hypothetical-D		$1,000.00	$1,020.65	$4.39-E
Class L	.97%
Actual		$1,000.00	$1,003.20	$4.86-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class N	1.22%
Actual		$1,000.00	$1,001.70	$6.11-C
Hypothetical-D		$1,000.00	$1,018.90	$6.16-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Class' contractual expenses effective June 1, 2016, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

 D 5% return per year before expenses

 E If fees and changes to the Class' voluntary expenses cap effective June 1, 2016, had been in effect during the entire period, the annualized expense ratio would have been .80% and the expenses paid in the actual and hypothetical examples above would have been $4.01 and $4.04, respectively.

	Annualized Expense Ratio-	Expenses Paid
Value Multi-Manager	.90%
Actual		$4.51
Hypothetical-		$4.55
Class L	.90%
Actual		$4.51
Hypothetical-		$4.55
Class N	1.15%
Actual		$5.76
Hypothetical-		$5.81

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund
Strategic Advisers Value Multi-Manager Fund	07/18/16	07/15/16	$0.097	$0.432
Class F	07/18/16	07/15/16	$0.097	$0.432
Class L	07/18/16	07/15/16	$0.097	$0.432
Class N	07/18/16	07/15/16	$0.083	$0.432

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $877,640, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMV-L-MMV-N-ANN-0716
1.9585615.102

Strategic Advisers® Value Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Value Fund	(1.97)%	10.22%	12.77%

 A From December 30, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Fund on December 30, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$24,404	Strategic Advisers® Value Fund
$25,290	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Lead Portfolio Manager John Stone and Co-Portfolio Manager Gopalakrishnan Anantanatarajan:  For the year, the Fund returned -1.97%, trailing the -0.06% result of the benchmark Russell 1000® Value Index. The Fund underperformed the benchmark primarily because most of our underlying managers were underweighted in sectors considered to be more defensive, and these groups outperformed for the period. Sub-adviser LSV Asset Management was the biggest relative detractor, as this manager's deep-value style proved to be a headwind. Adverse positioning in several sectors also hampered LSV's performance. Sub-adviser Brandywine Global Investment Management also detracted, mainly due to unfavorable overall positioning in energy, industrials and, within the financials sector, banks and insurance companies. On the plus side, Invesco Diversified Dividend Fund was the top relative contributor. This manager's emphasis on stocks paying steady and increasing dividends was in line with market leadership during the period, and it outpaced the Fund's benchmark by a sizable margin. We reduced the Fund's allocations to sub-adviser Boston Partners and to JPMorgan Value Advantage Fund and used those assets to increase our allocations to Brandywine and LSV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders: Gopalakrishnan Anantanatarajan became Co-Manager of the Fund on September 1, 2015, replacing Kristina Stookey. Also, new sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Value Advantage Fund Institutional Class	5.6	10.0
Invesco Diversified Dividend Fund - Class A	4.9	4.5
Fidelity Low-Priced Stock Fund	4.4	4.1
Johnson & Johnson	3.0	2.5
Exxon Mobil Corp.	2.6	2.2
JPMorgan Chase & Co.	2.5	2.6
Pfizer, Inc.	2.0	2.1
Fidelity Energy Portfolio	1.8	0.0
Apple, Inc.	1.7	1.9
Wells Fargo & Co.	1.6	1.8
	30.1

Top Five Market Sectors as of May 31, 2016

(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	22.3
Health Care	12.6	11.5
Information Technology	11.8	11.2
Energy	7.5	7.7
Industrials	7.5	8.6

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	81.5%
Large Value Funds	10.5%
Mid-Cap Value Funds	4.4%
Sector Funds	1.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

As of November 30, 2015
Common Stocks	79.0%
Large Value Funds	14.5%
Mid-Cap Value Funds	4.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
  Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 81.5%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 1.0%
Autoliv, Inc.	146,300	$17,937,843
Cooper Tire & Rubber Co.	265,127	8,518,531
Delphi Automotive PLC	136,700	9,290,132
Gentex Corp.	142,300	2,359,334
Johnson Controls, Inc.	465,900	20,569,485
Lear Corp.	288,059	34,209,887
The Goodyear Tire & Rubber Co.	727,300	20,342,581
		113,227,793
Automobiles - 1.2%
Ford Motor Co.	3,385,800	45,674,442
General Motors Co.	2,042,931	63,902,882
Harley-Davidson, Inc.	486,472	22,567,436
		132,144,760
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	309,300	13,909,221
Carnival Corp. unit	288,000	13,749,120
Hyatt Hotels Corp. Class A (a)	15,800	725,378
Royal Caribbean Cruises Ltd.	37,900	2,933,081
Six Flags Entertainment Corp.	58,149	3,354,616
Wyndham Worldwide Corp.	247,500	16,679,025
		51,350,441
Household Durables - 0.6%
D.R. Horton, Inc.	132,631	4,053,203
Garmin Ltd.	49,700	2,113,244
Lennar Corp. Class A	428,200	19,513,074
NVR, Inc. (a)	1,000	1,733,000
PulteGroup, Inc.	598,936	11,236,039
Whirlpool Corp.	163,900	28,620,218
		67,268,778
Leisure Products - 0.0%
Brunswick Corp.	23,800	1,139,306
Media - 2.7%
AMC Networks, Inc. Class A (a)	24,300	1,553,742
CBS Corp. Class B	509,191	28,107,343
Cinemark Holdings, Inc.	30,600	1,107,108
Comcast Corp. Class A	765,203	48,437,350
Discovery Communications, Inc. Class A (a)	73,000	2,033,050
Gannett Co., Inc.	247,600	3,867,512
Interpublic Group of Companies, Inc.	91,500	2,186,850
Liberty Global PLC:
Class C (a)	250,159	9,038,245
LiLAC Class C (a)	101,440	4,332,502
Liberty Media Corp. Liberty SiriusXM Class C (a)	91,192	2,867,988
News Corp. Class A	181,400	2,169,544
Omnicom Group, Inc.	181,872	15,155,394
Scripps Networks Interactive, Inc. Class A	45,100	2,901,734
Tegna, Inc.	604,300	13,874,728
The Walt Disney Co.	426,800	42,347,096
Time Warner, Inc.	1,039,283	78,632,152
Twenty-First Century Fox, Inc. Class A	566,200	16,351,856
Viacom, Inc. Class B (non-vtg.)	575,800	25,548,246
		300,512,440
Multiline Retail - 0.8%
Big Lots, Inc.	160,800	8,409,840
Dillard's, Inc. Class A	109,300	6,460,723
Kohl's Corp.	444,400	16,016,176
Macy's, Inc.	348,100	11,560,401
Target Corp.	677,786	46,618,121
		89,065,261
Specialty Retail - 0.5%
Abercrombie & Fitch Co. Class A	158,700	3,156,543
American Eagle Outfitters, Inc.	748,900	11,712,796
AutoNation, Inc. (a)	54,000	2,723,760
Best Buy Co., Inc.	702,315	22,593,474
Dick's Sporting Goods, Inc.	20,500	879,450
Home Depot, Inc.	148,000	19,553,760
		60,619,783
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.	99,300	2,688,051
Michael Kors Holdings Ltd. (a)	47,200	2,016,384
Ralph Lauren Corp.	28,700	2,707,271
		7,411,706

TOTAL CONSUMER DISCRETIONARY		822,740,268

CONSUMER STAPLES - 3.5%
Beverages - 0.1%
Diageo PLC sponsored ADR	107,000	11,676,910
Food & Staples Retailing - 1.6%
CVS Health Corp.	59,785	5,766,263
Kroger Co.	595,400	21,291,504
Wal-Mart Stores, Inc.	1,800,100	127,411,078
Walgreens Boots Alliance, Inc.	214,000	16,563,600
		171,032,445
Food Products - 1.6%
Archer Daniels Midland Co.	1,205,900	51,576,343
Bunge Ltd.	223,500	14,990,145
Cal-Maine Foods, Inc.	104,600	4,654,700
Dean Foods Co.	606,600	11,088,648
Fresh Del Monte Produce, Inc.	235,200	12,317,424
Ingredion, Inc.	220,200	25,853,682
Mondelez International, Inc.	340,000	15,126,600
Pilgrim's Pride Corp.	172,010	4,277,889
The Hershey Co.	94,000	8,727,900
Tyson Foods, Inc. Class A	485,680	30,976,670
		179,590,001
Personal Products - 0.2%
Coty, Inc. Class A	302,000	7,954,680
Herbalife Ltd. (a)	36,300	2,101,407
Unilever NV (NY Reg.)	308,000	13,786,080
		23,842,167

TOTAL CONSUMER STAPLES		386,141,523

ENERGY - 7.5%
Energy Equipment & Services - 0.6%
Atwood Oceanics, Inc.	236,000	2,518,120
Baker Hughes, Inc.	148,000	6,864,240
Ensco PLC Class A	385,800	3,815,562
Halliburton Co.	250,000	10,545,000
Helmerich & Payne, Inc.	195,900	11,979,285
National Oilwell Varco, Inc.	202,100	6,659,195
Noble Corp.	962,700	8,028,918
Parker Drilling Co. (a)	1,082,600	2,381,720
Rowan Companies PLC	608,500	10,301,905
		63,093,945
Oil, Gas & Consumable Fuels - 6.9%
Antero Resources Corp. (a)	72,900	2,116,287
Canadian Natural Resources Ltd.	308,144	9,157,259
Chevron Corp.	1,528,200	154,348,200
Cimarex Energy Co.	6,503	756,169
ConocoPhillips Co.	138,355	6,058,565
Diamondback Energy, Inc.	99,143	9,017,056
EOG Resources, Inc.	185,278	15,074,218
EQT Corp.	49,525	3,627,706
Exxon Mobil Corp.	3,157,300	281,062,846
Hess Corp.	208,000	12,465,440
HollyFrontier Corp.	486,200	13,010,712
Marathon Petroleum Corp.	1,285,435	44,771,701
Murphy Oil Corp.	45,300	1,400,223
Occidental Petroleum Corp.	637,497	48,092,774
Phillips 66 Co.	1,116,359	89,710,609
Pioneer Natural Resources Co.	64,600	10,356,672
QEP Resources, Inc.	237,937	4,432,766
Tesoro Corp.	58,800	4,591,104
Valero Energy Corp.	1,008,864	55,184,861
		765,235,168

TOTAL ENERGY		828,329,113

FINANCIALS - 22.2%
Banks - 10.5%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	1,339,091	8,851,392
Bank of America Corp.	10,877,840	160,883,254
BB&T Corp.	467,300	16,995,701
BOK Financial Corp.	153,000	9,752,220
CIT Group, Inc.	373,900	12,809,814
Citigroup, Inc.	3,430,104	159,739,943
Citizens Financial Group, Inc.	257,500	6,064,125
Comerica, Inc.	88,400	4,163,640
Commerce Bancshares, Inc.	49,929	2,443,026
Cullen/Frost Bankers, Inc.	152,200	10,182,180
East West Bancorp, Inc.	70,200	2,709,720
Fifth Third Bancorp	1,513,936	28,567,972
First Republic Bank	205,000	14,844,050
Huntington Bancshares, Inc.	1,799,400	18,803,730
Investors Bancorp, Inc.	165,200	1,977,444
JPMorgan Chase & Co.	4,305,307	281,007,388
KeyCorp	1,438,900	18,446,698
M&T Bank Corp.	93,000	11,113,500
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,950,000	9,574,500
Peoples United Financial, Inc.	127,400	2,023,112
PNC Financial Services Group, Inc.	712,700	63,957,698
Regions Financial Corp.	4,665,300	45,859,899
SunTrust Banks, Inc.	1,277,900	55,997,578
Synovus Financial Corp.	63,800	2,052,446
U.S. Bancorp	853,700	36,555,434
Wells Fargo & Co.	3,547,597	179,934,120
		1,165,310,584
Capital Markets - 2.2%
Ameriprise Financial, Inc.	430,651	43,784,287
Bank of New York Mellon Corp.	548,600	23,074,116
BlackRock, Inc. Class A	80,247	29,197,871
E*TRADE Financial Corp. (a)	112,100	3,126,469
Eaton Vance Corp. (non-vtg.)	54,300	1,974,348
Franklin Resources, Inc.	153,900	5,748,165
Goldman Sachs Group, Inc.	384,900	61,383,852
Invesco Ltd.	211,300	6,634,820
Morgan Stanley	584,900	16,008,713
Northern Trust Corp.	109,000	8,076,900
Raymond James Financial, Inc.	37,200	2,085,804
State Street Corp.	427,400	26,951,844
T. Rowe Price Group, Inc.	122,500	9,439,850
		237,487,039
Consumer Finance - 2.0%
Ally Financial, Inc. (a)	629,537	11,293,894
American Express Co.	514,500	33,833,520
Capital One Financial Corp.	960,297	70,332,152
Credit Acceptance Corp. (a)	3,500	655,690
Discover Financial Services	1,271,935	72,258,627
Navient Corp.	864,231	11,848,607
Nelnet, Inc. Class A	227,900	8,359,372
Synchrony Financial (a)	406,970	12,697,464
		221,279,326
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc. Class B (a)	293,360	41,228,814
The NASDAQ OMX Group, Inc.	79,400	5,241,194
		46,470,008
Insurance - 6.1%
AFLAC, Inc.	633,000	43,968,180
Alleghany Corp.(a)	7,900	4,304,157
Allstate Corp.	768,476	51,879,815
American Financial Group, Inc.	285,500	20,921,440
American International Group, Inc.	704,500	40,776,460
Aon PLC	50,452	5,512,890
Arch Capital Group Ltd. (a)	59,700	4,337,802
Assurant, Inc.	340,300	29,738,817
Axis Capital Holdings Ltd.	309,600	17,074,440
Chubb Ltd.	233,400	29,550,774
Cincinnati Financial Corp.	80,000	5,528,000
Endurance Specialty Holdings Ltd.	245,000	16,640,400
Everest Re Group Ltd.	184,400	33,027,884
FNF Group	72,100	2,519,895
Genworth Financial, Inc. Class A (a)	504,800	1,867,760
Hanover Insurance Group, Inc.	168,500	14,605,580
Hartford Financial Services Group, Inc.	1,179,200	53,264,464
Lincoln National Corp.	676,493	31,017,204
Loews Corp.	173,000	7,003,040
Markel Corp. (a)	6,900	6,575,700
MetLife, Inc.	1,307,353	59,549,929
Old Republic International Corp.	59,600	1,141,936
Pricoa Global Funding I	609,300	48,287,025
Principal Financial Group, Inc.	142,900	6,367,624
Progressive Corp.	285,100	9,493,830
Reinsurance Group of America, Inc.	40,200	3,985,428
RenaissanceRe Holdings Ltd.	11,300	1,305,263
The Travelers Companies, Inc.	753,082	85,956,779
Torchmark Corp.	170,500	10,507,915
Unum Group	685,900	25,323,428
Validus Holdings Ltd.	14,300	696,267
W.R. Berkley Corp.	60,100	3,427,503
XL Group PLC Class A	21,393	734,850
		676,892,479
Real Estate Investment Trusts - 0.9%
American Homes 4 Rent Class A	194,977	3,575,878
Annaly Capital Management, Inc.	2,759,800	29,198,684
Hospitality Properties Trust (SBI)	640,600	16,399,360
Lexington Corporate Properties Trust	1,090,900	10,309,005
Mack-Cali Realty Corp.	528,000	13,854,720
Piedmont Office Realty Trust, Inc. Class A	591,300	11,855,565
VEREIT, Inc.	1,377,700	13,212,143
		98,405,355
Real Estate Management & Development - 0.0%
The RMR Group, Inc. (a)	8,442	250,221
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	888,500	11,026,285

TOTAL FINANCIALS		2,457,121,297

HEALTH CARE - 12.6%
Biotechnology - 2.8%
AbbVie, Inc.	544,500	34,265,385
Amgen, Inc.	784,900	123,974,955
Baxalta, Inc.	750,800	33,958,684
Biogen, Inc. (a)	57,600	16,688,448
Gilead Sciences, Inc.	1,013,284	88,216,505
United Therapeutics Corp. (a)	80,700	9,608,949
		306,712,926
Health Care Equipment & Supplies - 0.5%
Baxter International, Inc.	558,332	24,097,609
Medtronic PLC	235,000	18,912,800
St. Jude Medical, Inc.	76,670	6,007,861
Zimmer Biomet Holdings, Inc.	43,383	5,297,498
		54,315,768
Health Care Providers & Services - 3.0%
Aetna, Inc.	483,100	54,701,413
Anthem, Inc.	486,190	64,254,870
Cardinal Health, Inc.	320,092	25,271,263
Cigna Corp.	142,772	18,290,521
DaVita HealthCare Partners, Inc. (a)	36,500	2,822,180
Express Scripts Holding Co. (a)	733,262	55,397,944
HCA Holdings, Inc. (a)	560,600	43,738,012
Laboratory Corp. of America Holdings (a)	35,333	4,520,857
McKesson Corp.	128,200	23,478,548
MEDNAX, Inc. (a)	21,100	1,444,295
Quest Diagnostics, Inc.	328,500	25,350,345
UnitedHealth Group, Inc.	80,439	10,752,281
Universal Health Services, Inc. Class B	44,600	6,014,756
		336,037,285
Pharmaceuticals - 6.3%
Johnson & Johnson	2,935,233	330,771,407
Merck & Co., Inc.	2,406,568	135,393,516
Novartis AG sponsored ADR	162,400	12,912,424
Pfizer, Inc.	6,279,060	217,883,382
		696,960,729

TOTAL HEALTH CARE		1,394,026,708

INDUSTRIALS - 7.5%
Aerospace & Defense - 2.9%
BE Aerospace, Inc.	26,900	1,281,516
General Dynamics Corp.	400,630	56,837,378
Honeywell International, Inc.	416,927	47,458,800
Huntington Ingalls Industries, Inc.	22,900	3,513,089
L-3 Communications Holdings, Inc.	42,700	5,858,867
Lockheed Martin Corp.	38,420	9,075,957
Moog, Inc. Class A (a)	120,600	6,503,958
Northrop Grumman Corp.	98,400	20,926,728
Orbital ATK, Inc.	15,400	1,340,262
Raytheon Co.	191,988	24,895,084
Rockwell Collins, Inc.	64,400	5,692,960
Spirit AeroSystems Holdings, Inc. Class A (a)	68,600	3,209,108
Textron, Inc.	282,512	10,752,407
The Boeing Co.	532,100	67,124,415
Triumph Group, Inc.	270,000	10,187,100
United Technologies Corp.	432,900	43,541,082
Vectrus, Inc. (a)	37,733	958,796
		319,157,507
Air Freight & Logistics - 0.5%
FedEx Corp.	192,300	31,723,731
United Parcel Service, Inc. Class B	181,600	18,721,144
		50,444,875
Airlines - 0.8%
Alaska Air Group, Inc.	66,300	4,402,320
American Airlines Group, Inc.	304,900	9,729,359
Delta Air Lines, Inc.	1,223,566	53,176,178
Southwest Airlines Co.	317,300	13,478,904
United Continental Holdings, Inc. (a)	299,773	13,516,765
		94,303,526
Building Products - 0.0%
Owens Corning	56,900	2,905,883
Commercial Services & Supplies - 0.2%
Deluxe Corp.	191,700	12,485,421
Pitney Bowes, Inc.	93,600	1,743,768
R.R. Donnelley & Sons Co.	640,600	10,435,374
		24,664,563
Construction & Engineering - 0.3%
Fluor Corp.	389,600	20,563,088
Jacobs Engineering Group, Inc. (a)	150,884	7,648,310
Tutor Perini Corp. (a)	185,700	4,200,534
		32,411,932
Electrical Equipment - 0.4%
Eaton Corp. PLC	220,000	13,558,600
Emerson Electric Co.	317,800	16,531,956
Hubbell, Inc. Class B	27,400	2,911,798
Rockwell Automation, Inc.	64,400	7,473,620
		40,475,974
Industrial Conglomerates - 0.1%
Danaher Corp.	69,903	6,875,659
General Electric Co.	75,761	2,290,255
		9,165,914
Machinery - 1.3%
AGCO Corp.	254,200	13,200,606
Cummins, Inc.	44,800	5,128,256
Deere & Co.	273,700	22,522,773
Dover Corp.	75,600	5,046,300
Flowserve Corp.	34,300	1,650,859
Illinois Tool Works, Inc.	298,900	31,692,367
Ingersoll-Rand PLC	127,400	8,511,594
Lincoln Electric Holdings, Inc.	34,500	2,076,210
Oshkosh Corp.	280,000	12,854,800
PACCAR, Inc.	168,100	9,371,575
Parker Hannifin Corp.	71,100	8,165,124
Pentair PLC	87,200	5,252,928
Stanley Black & Decker, Inc.	73,100	8,273,458
Timken Co.	169,200	5,625,900
Trinity Industries, Inc.	504,800	9,116,688
		148,489,438
Professional Services - 0.1%
Dun & Bradstreet Corp.	18,800	2,385,720
Manpower, Inc.	35,900	2,863,025
Robert Half International, Inc.	63,100	2,624,329
		7,873,074
Road & Rail - 0.7%
AMERCO	9,300	3,502,938
CSX Corp.	1,427,869	37,738,578
Norfolk Southern Corp.	144,500	12,146,670
Old Dominion Freight Lines, Inc. (a)	21,900	1,409,265
Union Pacific Corp.	221,200	18,622,828
		73,420,279
Trading Companies & Distributors - 0.2%
Aircastle Ltd.	570,900	12,068,826
TAL International Group, Inc.	236,100	3,390,396
United Rentals, Inc. (a)	23,300	1,623,311
W.W. Grainger, Inc.	30,700	7,010,345
		24,092,878

TOTAL INDUSTRIALS		827,405,843

INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc.	2,121,260	19,218,616
Cisco Systems, Inc.	5,017,400	145,755,470
Harris Corp.	267,704	21,087,044
Juniper Networks, Inc.	183,400	4,293,394
		190,354,524
Electronic Equipment & Components - 1.0%
Arrow Electronics, Inc. (a)	47,600	3,075,912
Avnet, Inc.	103,400	4,242,502
CDW Corp.	43,600	1,855,616
Corning, Inc.	2,178,700	45,513,043
Flextronics International Ltd. (a)	2,133,336	26,560,033
Jabil Circuit, Inc.	93,000	1,774,440
TE Connectivity Ltd.	103,330	6,199,800
Tech Data Corp. (a)	166,200	12,559,734
Vishay Intertechnology, Inc.	590,800	7,656,768
		109,437,848
Internet Software & Services - 0.2%
Alphabet, Inc. Class A	15,675	11,738,224
eBay, Inc. (a)	379,378	9,279,586
		21,017,810
IT Services - 1.5%
Computer Sciences Corp.	301,538	14,835,670
CSG Systems International, Inc.	185,800	7,898,358
DST Systems, Inc.	5,900	713,428
IBM Corp.	670,700	103,113,418
PayPal Holdings, Inc. (a)	236,000	8,918,440
Syntel, Inc. (a)	39,900	1,838,592
The Western Union Co.	246,500	4,794,425
Xerox Corp.	2,308,500	23,015,745
		165,128,076
Semiconductors & Semiconductor Equipment - 2.3%
Analog Devices, Inc.	148,300	8,675,550
Applied Materials, Inc.	542,300	13,242,966
Intel Corp.	4,071,000	128,602,890
Lam Research Corp.	318,700	26,391,547
Microchip Technology, Inc.	283,000	14,625,440
Qualcomm, Inc.	816,100	44,820,212
Texas Instruments, Inc.	324,102	19,640,581
		255,999,186
Software - 1.9%
Adobe Systems, Inc. (a)	189,000	18,799,830
CA Technologies, Inc.	214,100	6,919,712
Microsoft Corp.	707,344	37,489,232
Oracle Corp.	3,248,847	130,603,649
Symantec Corp.	711,200	12,346,432
		206,158,855
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	1,844,764	184,218,133
EMC Corp.	2,638,500	73,746,075
Hewlett Packard Enterprise Co.	1,828,518	33,772,727
HP, Inc.	1,340,300	17,933,214
NCR Corp. (a)	413,800	12,778,144
NetApp, Inc.	404,800	10,334,544
Seagate Technology LLC	502,900	11,345,424
Western Digital Corp.	302,900	14,096,966
		358,225,227

TOTAL INFORMATION TECHNOLOGY		1,306,321,526

MATERIALS - 3.2%
Chemicals - 2.4%
Ashland, Inc.	31,600	3,582,176
Cabot Corp.	272,700	12,465,117
Celanese Corp. Class A	334,100	23,547,368
CF Industries Holdings, Inc.	553,000	15,295,980
Eastman Chemical Co.	416,471	30,552,313
Huntsman Corp.	854,227	12,753,609
Ingevity Corp. (a)	272	7,926
LyondellBasell Industries NV Class A	829,738	67,507,484
Methanex Corp.	147,806	4,862,432
PPG Industries, Inc.	206,702	22,257,671
RPM International, Inc.	63,200	3,172,008
Stepan Co.	142,400	8,215,056
The Dow Chemical Co.	1,080,058	55,471,779
The Scotts Miracle-Gro Co. Class A	16,100	1,118,950
		260,809,869
Construction Materials - 0.2%
CRH PLC sponsored ADR	96,339	2,948,937
Martin Marietta Materials, Inc.	89,000	16,824,560
		19,773,497
Containers & Packaging - 0.3%
Bemis Co., Inc.	49,700	2,501,898
Crown Holdings, Inc. (a)	151,997	7,929,683
Graphic Packaging Holding Co.	159,900	2,142,660
International Paper Co.	166,000	6,998,560
Packaging Corp. of America	66,150	4,513,415
Sealed Air Corp.	107,194	4,978,089
Sonoco Products Co.	49,200	2,345,364
WestRock Co.	116,713	4,623,002
		36,032,671
Metals & Mining - 0.2%
Barrick Gold Corp.	365,357	6,107,161
Freeport-McMoRan, Inc.	391,500	4,337,820
Nucor Corp.	155,900	7,562,709
Reliance Steel & Aluminum Co.	35,000	2,602,250
Steel Dynamics, Inc.	176,409	4,355,538
		24,965,478
Paper & Forest Products - 0.1%
Domtar Corp.	211,100	8,156,904
Schweitzer-Mauduit International, Inc.	199,000	6,845,600
		15,002,504

TOTAL MATERIALS		356,584,019

TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	2,292,300	89,743,545
CenturyLink, Inc.	143,600	3,894,432
Verizon Communications, Inc.	3,462,559	176,244,253
		269,882,230
UTILITIES - 3.3%
Electric Utilities - 2.1%
American Electric Power Co., Inc.	1,035,800	67,047,334
Duke Energy Corp.	336,000	26,285,280
Edison International	159,000	11,389,170
Entergy Corp.	501,700	38,089,064
Eversource Energy	154,800	8,551,152
Exelon Corp.	1,021,300	34,999,951
FirstEnergy Corp.	701,800	23,026,058
Great Plains Energy, Inc.	75,400	2,200,172
OGE Energy Corp.	97,500	2,943,525
Pinnacle West Capital Corp.	53,600	3,944,424
Southern Co.	207,700	10,268,688
Xcel Energy, Inc.	245,400	10,152,198
		238,897,016
Gas Utilities - 0.1%
National Fuel Gas Co.	176,000	9,680,000
Independent Power and Renewable Electricity Producers - 0.2%
Calpine Corp. (a)	94,400	1,397,120
The AES Corp.	1,963,887	21,779,507
		23,176,627
Multi-Utilities - 0.9%
Ameren Corp.	118,400	5,866,720
CenterPoint Energy, Inc.	210,000	4,731,300
Consolidated Edison, Inc.	143,100	10,483,506
DTE Energy Co.	56,900	5,159,692
Public Service Enterprise Group, Inc.	1,362,500	60,971,875
SCANA Corp.	137,767	9,631,291
		96,844,384

TOTAL UTILITIES		368,598,027

TOTAL COMMON STOCKS
(Cost $7,300,737,375)		9,017,150,554

Equity Funds - 16.7%
Large Value Funds - 10.5%
Invesco Diversified Dividend Fund - Class A	29,265,052	547,549,122
JPMorgan Value Advantage Fund Institutional Class	21,334,539	617,208,204

TOTAL LARGE VALUE FUNDS		1,164,757,326

Mid-Cap Value Funds - 4.4%
Fidelity Low-Priced Stock Fund (b)	10,051,378	487,692,838
Sector Funds - 1.8%
Fidelity Energy Portfolio (b)	4,791,655	193,678,680
TOTAL EQUITY FUNDS
(Cost $1,372,384,311)		1,846,128,844
	Principal Amount

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.22% to 0.32% 6/2/16 to 7/14/16 (c)
(Cost $3,779,704)	$3,780,000	3,779,729
	Shares

Money Market Funds - 1.6%
SSgA U.S. Treasury Money Market Fund Class N, 0.03% (d)
(Cost $178,939,489)	178,939,489	178,939,489
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $8,855,840,879)		11,045,998,616
NET OTHER ASSETS (LIABILITIES) - 0.1%		14,619,943
NET ASSETS - 100%		$11,060,618,559

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
832 ICE Russell 1000 Value Index Contracts (United States)	June 2016	83,665,920	$4,563,994

The face value of futures purchased as a percentage of Net Assets is 0.8%

Legend

 (a) Non-income producing

 (b) Affiliated Fund

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,425,820.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Energy Portfolio	$--	$150,439,736	$--	$186,410	$193,678,680
Fidelity Low-Priced Stock Fund	532,999,732	22,456,165	25,000,000	6,199,533	487,692,838
Total	$532,999,732	$172,895,901	$25,000,000	$6,385,943	$681,371,518

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$822,740,268	$822,740,268	$--	$--
Consumer Staples	386,141,523	386,141,523	--	--
Energy	828,329,113	828,329,113	--	--
Financials	2,457,121,297	2,457,121,297	--	--
Health Care	1,394,026,708	1,394,026,708	--	--
Industrials	827,405,843	827,405,843	--	--
Information Technology	1,306,321,526	1,306,321,526	--	--
Materials	356,584,019	356,584,019	--	--
Telecommunication Services	269,882,230	269,882,230	--	--
Utilities	368,598,027	368,598,027	--	--
Equity Funds	1,846,128,844	1,846,128,844	--	--
Other Short-Term Investments	3,779,729	--	3,779,729	--
Money Market Funds	178,939,489	178,939,489	--	--
Total Investments in Securities:	$11,045,998,616	$11,042,218,887	$3,779,729	$--
Derivative Instruments:
Assets
Futures Contracts	$4,563,994	$4,563,994	$--	$--
Total Assets	$4,563,994	$4,563,994	$--	$--
Total Derivative Instruments:	$4,563,994	$4,563,994	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$4,563,994	$0
Total Equity Risk	4,563,994	0
Total Value of Derivatives	$4,563,994	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,300,468,838)	$10,364,627,098
Affiliated issuers (cost $555,372,041)	681,371,518
Total Investments (cost $8,855,840,879)		$11,045,998,616
Receivable for investments sold		115,793,942
Receivable for fund shares sold		3,483,132
Dividends receivable		29,754,249
Interest receivable		14,945
Receivable for daily variation margin for derivative instruments		33,280
Prepaid expenses		56,445
Other receivables		115,453
Total assets		11,195,250,062
Liabilities
Payable for investments purchased	$121,778,178
Payable for fund shares redeemed	9,627,776
Accrued management fee	1,682,224
Other affiliated payables	1,365,621
Other payables and accrued expenses	177,704
Total liabilities		134,631,503
Net Assets		$11,060,618,559
Net Assets consist of:
Paid in capital		$8,552,565,521
Undistributed net investment income		83,424,702
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		229,906,605
Net unrealized appreciation (depreciation) on investments		2,194,721,731
Net Assets, for 626,370,971 shares outstanding		$11,060,618,559
Net Asset Value, offering price and redemption price per share ($11,060,618,559 ÷ 626,370,971 shares)		$17.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$262,254,481
Affiliated issuers		6,385,943
Interest		79,990
Total income		268,720,414
Expenses
Management fee	$50,738,963
Transfer agent fees	15,458,423
Accounting fees and expenses	1,360,520
Custodian fees and expenses	123,399
Independent trustees' fees and expenses	136,547
Registration fees	155,790
Audit	83,260
Legal	90,108
Miscellaneous	113,671
Total expenses before reductions	68,260,681
Expense reductions	(29,734,610)	38,526,071
Net investment income (loss)		230,194,343
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	562,759,928
Affiliated issuers	(650,177)
Foreign currency transactions	(5,294)
Futures contracts	(6,548,325)
Realized gain distributions from underlying funds:
Unaffiliated issuers	33,348,476
Affiliated issuers	16,509,958
Total net realized gain (loss)		605,414,566
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,168,110,935)
Assets and liabilities in foreign currencies	(474)
Futures contracts	922,788
Total change in net unrealized appreciation (depreciation)		(1,167,188,621)
Net gain (loss)		(561,774,055)
Net increase (decrease) in net assets resulting from operations		$(331,579,712)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$230,194,343	$211,983,395
Net realized gain (loss)	605,414,566	968,717,680
Change in net unrealized appreciation (depreciation)	(1,167,188,621)	55,944,139
Net increase (decrease) in net assets resulting from operations	(331,579,712)	1,236,645,214
Distributions to shareholders from net investment income	(207,553,112)	(175,885,953)
Distributions to shareholders from net realized gain	(606,768,125)	(999,708,086)
Total distributions	(814,321,237)	(1,175,594,039)
Share transactions
Proceeds from sales of shares	1,698,604,727	2,490,549,700
Reinvestment of distributions	811,880,855	1,172,447,481
Cost of shares redeemed	(3,573,981,046)	(3,303,562,294)
Net increase (decrease) in net assets resulting from share transactions	(1,063,495,464)	359,434,887
Total increase (decrease) in net assets	(2,209,396,413)	420,486,062
Net Assets
Beginning of period	13,270,014,972	12,849,528,910
End of period (including undistributed net investment income of $83,424,702 and undistributed net investment income of $77,564,417, respectively)	$11,060,618,559	$13,270,014,972
Other Information
Shares
Sold	96,694,313	130,986,693
Issued in reinvestment of distributions	45,489,893	61,626,523
Redeemed	(204,970,604)	(174,656,082)
Net increase (decrease)	(62,786,398)	17,957,134

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Fund

Years ended May 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.26	$19.14	$16.92	$13.54	$14.56
Income from Investment Operations
Net investment income (loss)A	.34	.31	.26	.29	.24
Net realized and unrealized gain (loss)	(.73)	1.59	3.02	3.73	(.82)
Total from investment operations	(.39)	1.90	3.28	4.02	(.58)
Distributions from net investment income	(.31)	(.27)	(.25)	(.26)	(.21)
Distributions from net realized gain	(.90)	(1.51)	(.81)	(.38)	(.22)
Total distributions	(1.21)	(1.78)	(1.06)	(.64)	(.44)B
Net asset value, end of period	$17.66	$19.26	$19.14	$16.92	$13.54
Total ReturnC	(1.97)%	10.23%	20.07%	30.65%	(4.04)%
Ratios to Average Net AssetsD
Expenses before reductions	.58%	.56%	.56%	.58%	.60%
Expenses net of fee waivers, if any	.33%	.31%	.31%	.33%	.35%
Expenses net of all reductions	.33%	.31%	.31%	.33%	.35%
Net investment income (loss)	1.94%	1.63%	1.45%	1.90%	1.81%
Supplemental Data
Net assets, end of period (000 omitted)	$11,060,619	$13,270,015	$12,849,529	$9,527,041	$6,964,262
Portfolio turnover rateE	39%	31%	42%	48%	32%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.44 per share is comprised of distributions from net investment income of $.212 and distributions from net realized gain of $.223 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Value Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,474,912,157
Gross unrealized depreciation	(305,581,530)
Net unrealized appreciation (depreciation) on securities	$2,169,330,627
Tax Cost	$8,876,667,989

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$83,537,631
Undistributed long-term capital gain	$255,300,232
Net unrealized appreciation (depreciation) on securities and other investments	$2,169,330,627

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$207,553,112	$ 256,823,498
Long-term Capital Gains	606,768,125	918,770,541
Total	$814,321,237	$ 1,175,594,039

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of ($6,548,325) and a change in net unrealized appreciation (depreciation) of $922,788 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,500,849,820 and $5,895,090,516, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .70% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,372.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,655 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $29,545,310.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $420.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $188,880.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Actual	.34%	$1,000.00	$1,007.50	$1.71
Hypothetical-C		$1,000.00	$1,023.30	$1.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Fund voted to pay on July 18, 2016, to shareholders of record at the opening of business on July 15, 2016, a distribution of $0.417 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.137 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $607,014,932, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SUF-ANN-0716
1.912897.107

Strategic Advisers® Value Multi-Manager Fund Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Strategic Advisers® Value Multi-Manager Fund	(3.12)%	13.27%

 A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$17,615	Strategic Advisers® Value Multi-Manager Fund
$18,503	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted low-single-digit declines and trailed the -0.06% return of the benchmark Russell 1000® Value Index. The Fund underperformed the benchmark primarily because most of our underlying managers were underweighted in sectors considered to be more defensive, and these groups outperformed during the period. Sub-adviser LSV Asset Management was the biggest relative detractor, as this manager's deep-value style proved to be a headwind. Adverse positioning in several sectors also hampered LSV's performance. Sub-adviser Boston Partners also detracted, hampered by a tilt toward cyclical sectors that tend to perform well in a growing economy, such as information technology. On the plus side, sub-adviser Aristotle Capital Management was the only relative contributor. Aristotle's opportunistic, traditional value approach led it to underweight the lagging energy and materials sectors. This manager also benefited from picks in technology. We reduced the number of managers in the Fund by one in order to maintain a more concentrated portfolio. As a result, sub-adviser Boston Partners was defunded. We used these assets to increase our allocations to sub-advisers Brandywine Global Investment Management and LSV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	2.9	2.7
Exxon Mobil Corp.	2.8	2.0
JPMorgan Chase & Co.	2.7	3.0
Pfizer, Inc.	2.2	2.2
Bank of America Corp.	1.9	1.6
Apple, Inc.	1.8	1.9
Oracle Corp.	1.7	1.3
Amgen, Inc.	1.6	0.9
Wells Fargo & Co.	1.6	2.2
Verizon Communications, Inc.	1.6	1.5
	20.8

Top Five Market Sectors as of May 31, 2016

(Stocks Only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	25.3
Health Care	15.1	13.4
Information Technology	14.4	12.6
Industrials	9.5	9.7
Consumer Discretionary	8.9	8.2

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	96.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

As of November 30, 2015
Common Stocks	90.2%
Short-Term Investments and Net Other Assets (Liabilities)	9.8%

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 1.2%
Autoliv, Inc.	300	$36,783
Delphi Automotive PLC	220	14,951
Gentex Corp.	230	3,813
Johnson Controls, Inc.	810	35,762
Lear Corp.	560	66,506
The Goodyear Tire & Rubber Co.	1,200	33,564
		191,379
Automobiles - 1.4%
Ford Motor Co.	6,740	90,923
General Motors Co.	3,110	97,281
Harley-Davidson, Inc.	640	29,690
		217,894
Hotels, Restaurants & Leisure - 0.4%
Brinker International, Inc.	400	17,988
Carnival Corp. unit	450	21,483
Hyatt Hotels Corp. Class A (a)	30	1,377
Royal Caribbean Cruises Ltd.	60	4,643
Wyndham Worldwide Corp.	190	12,804
		58,295
Household Durables - 1.1%
Garmin Ltd.	80	3,402
Lennar Corp. Class A	2,150	97,976
PulteGroup, Inc.	260	4,878
Whirlpool Corp.	340	59,371
		165,627
Leisure Products - 0.0%
Brunswick Corp.	40	1,915
Media - 2.9%
AMC Networks, Inc. Class A (a)	40	2,558
CBS Corp. Class B	320	17,664
Cinemark Holdings, Inc.	50	1,809
Comcast Corp. Class A	1,010	63,933
Discovery Communications, Inc. Class A (a)	120	3,342
Gannett Co., Inc.	600	9,372
Interpublic Group of Companies, Inc.	150	3,585
News Corp. Class A	280	3,349
Omnicom Group, Inc.	190	15,833
Scripps Networks Interactive, Inc. Class A	70	4,504
Tegna, Inc.	1,380	31,685
The Walt Disney Co.	680	67,470
Time Warner, Inc.	2,230	168,722
Twenty-First Century Fox, Inc. Class A	880	25,414
Viacom, Inc. Class B (non-vtg.)	900	39,933
		459,173
Multiline Retail - 0.8%
Dillard's, Inc. Class A	300	17,733
Kohl's Corp.	800	28,832
Macy's, Inc.	500	16,605
Target Corp.	870	59,839
		123,009
Specialty Retail - 1.0%
AutoNation, Inc. (a)	90	4,540
Best Buy Co., Inc.	1,260	40,534
Dick's Sporting Goods, Inc.	30	1,287
Home Depot, Inc.	790	104,375
		150,736
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.	160	4,331
Michael Kors Holdings Ltd. (a)	80	3,418
Ralph Lauren Corp.	50	4,717
		12,466

TOTAL CONSUMER DISCRETIONARY		1,380,494

CONSUMER STAPLES - 5.8%
Beverages - 0.4%
Diageo PLC sponsored ADR	610	66,569
Food & Staples Retailing - 2.0%
Kroger Co.	1,200	42,912
Wal-Mart Stores, Inc.	2,390	169,164
Walgreens Boots Alliance, Inc.	1,160	89,784
		301,860
Food Products - 2.6%
Archer Daniels Midland Co.	3,210	137,292
Bunge Ltd.	500	33,535
Ingredion, Inc.	350	41,094
Mondelez International, Inc.	1,650	73,409
Pilgrim's Pride Corp.	200	4,974
The Hershey Co.	520	48,282
Tyson Foods, Inc. Class A	1,000	63,780
		402,366
Personal Products - 0.8%
Coty, Inc. Class A	1,570	41,354
Herbalife Ltd. (a)	60	3,473
Unilever NV (NY Reg.)	1,750	78,330
		123,157

TOTAL CONSUMER STAPLES		893,952

ENERGY - 8.0%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	230	10,667
Ensco PLC Class A	700	6,923
Halliburton Co.	1,290	54,412
Helmerich & Payne, Inc.	80	4,892
Noble Corp.	700	5,838
Paragon Offshore PLC (a)	233	149
Parker Drilling Co. (a)	2,100	4,620
		87,501
Oil, Gas & Consumable Fuels - 7.5%
Antero Resources Corp. (a)	120	3,484
Chevron Corp.	2,340	236,340
ConocoPhillips Co.	200	8,758
Exxon Mobil Corp.	4,890	435,308
Hess Corp.	400	23,972
HollyFrontier Corp.	800	21,408
Marathon Petroleum Corp.	1,600	55,728
Murphy Oil Corp.	70	2,164
Occidental Petroleum Corp.	590	44,510
Phillips 66 Co.	2,050	164,738
Pioneer Natural Resources Co.	340	54,509
Ship Finance International Ltd. (NY Shares)	500	8,015
Tesoro Corp.	90	7,027
Valero Energy Corp.	1,770	96,819
		1,162,780

TOTAL ENERGY		1,250,281

FINANCIALS - 24.9%
Banks - 13.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	7,765	51,327
Bank of America Corp.	20,270	299,793
BB&T Corp.	1,000	36,370
BOK Financial Corp.	700	44,618
Citigroup, Inc.	4,980	231,919
Citizens Financial Group, Inc.	400	9,420
Comerica, Inc.	140	6,594
Commerce Bancshares, Inc.	78	3,817
Cullen/Frost Bankers, Inc.	680	45,492
East West Bancorp, Inc.	110	4,246
Fifth Third Bancorp	2,240	42,269
First Republic Bank	1,150	83,272
Huntington Bancshares, Inc.	3,320	34,694
Investors Bancorp, Inc.	260	3,112
JPMorgan Chase & Co.	6,420	419,033
KeyCorp	2,590	33,204
M&T Bank Corp.	530	63,335
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	11,250	55,238
Peoples United Financial, Inc.	200	3,176
PNC Financial Services Group, Inc.	1,200	107,688
Regions Financial Corp.	6,340	62,322
SunTrust Banks, Inc.	1,800	78,876
Synovus Financial Corp.	100	3,217
U.S. Bancorp	1,330	56,951
Wells Fargo & Co.	4,860	246,499
		2,026,482
Capital Markets - 2.4%
Ameriprise Financial, Inc.	743	75,541
Bank of New York Mellon Corp.	850	35,751
BlackRock, Inc. Class A	130	47,301
E*TRADE Financial Corp. (a)	180	5,020
Eaton Vance Corp. (non-vtg.)	90	3,272
Franklin Resources, Inc.	250	9,338
Goldman Sachs Group, Inc.	490	78,145
Invesco Ltd.	330	10,362
Morgan Stanley	500	13,685
Northern Trust Corp.	170	12,597
Raymond James Financial, Inc.	60	3,364
State Street Corp.	1,000	63,060
T. Rowe Price Group, Inc.	200	15,412
		372,848
Consumer Finance - 1.7%
Ally Financial, Inc. (a)	360	6,458
American Express Co.	800	52,608
Capital One Financial Corp.	1,310	95,944
Credit Acceptance Corp. (a)	10	1,873
Discover Financial Services	1,360	77,262
Navient Corp.	1,240	17,000
Synchrony Financial (a)	643	20,062
		271,207
Diversified Financial Services - 0.1%
The NASDAQ OMX Group, Inc.	130	8,581
Insurance - 6.8%
AFLAC, Inc.	1,020	70,849
Alleghany Corp. (a)	20	10,897
Allstate Corp.	1,330	89,788
American Financial Group, Inc.	660	48,365
American International Group, Inc.	1,100	63,668
Arch Capital Group Ltd. (a)	100	7,266
Assurant, Inc.	460	40,199
Axis Capital Holdings Ltd.	680	37,502
Chubb Ltd.	610	77,232
Cincinnati Financial Corp.	130	8,983
Everest Re Group Ltd.	240	42,986
FNF Group	110	3,845
Hartford Financial Services Group, Inc.	1,710	77,241
Lincoln National Corp.	1,200	55,020
Loews Corp.	270	10,930
Markel Corp. (a)	10	9,530
MetLife, Inc.	1,650	75,158
Old Republic International Corp.	100	1,916
Pricoa Global Funding I	1,040	82,420
Principal Financial Group, Inc.	230	10,249
Progressive Corp.	450	14,985
Reinsurance Group of America, Inc.	60	5,948
RenaissanceRe Holdings Ltd.	20	2,310
The Travelers Companies, Inc.	1,260	143,816
Torchmark Corp.	270	16,640
Unum Group	1,190	43,935
Validus Holdings Ltd.	20	974
W.R. Berkley Corp.	100	5,703
		1,058,355
Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	3,600	38,088
Hospitality Properties Trust (SBI)	1,100	28,160
Mack-Cali Realty Corp.	1,000	26,240
		92,488
Real Estate Management & Development - 0.0%
The RMR Group, Inc. (a)	18	534
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	2,200	27,302

TOTAL FINANCIALS		3,857,797

HEALTH CARE - 15.1%
Biotechnology - 4.0%
AbbVie, Inc.	2,130	134,041
Amgen, Inc.	1,570	247,982
Baxalta, Inc.	1,100	49,753
Biogen, Inc. (a)	90	26,076
Gilead Sciences, Inc.	1,400	121,884
United Therapeutics Corp. (a)	260	30,958
		610,694
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	2,361	101,901
Medtronic PLC	1,240	99,795
		201,696
Health Care Providers & Services - 3.0%
Aetna, Inc.	700	79,261
Anthem, Inc.	730	96,477
Cardinal Health, Inc.	540	42,633
Cigna Corp.	410	52,525
DaVita HealthCare Partners, Inc. (a)	60	4,639
Express Scripts Holding Co. (a)	590	44,575
HCA Holdings, Inc. (a)	810	63,196
McKesson Corp.	90	16,483
MEDNAX, Inc. (a)	30	2,054
Quest Diagnostics, Inc.	710	54,791
Universal Health Services, Inc. Class B	70	9,440
		466,074
Pharmaceuticals - 6.8%
Johnson & Johnson	4,020	452,990
Merck & Co., Inc.	3,480	195,785
Novartis AG sponsored ADR	770	61,223
Pfizer, Inc.	10,020	347,694
		1,057,692

TOTAL HEALTH CARE		2,336,156

INDUSTRIALS - 9.5%
Aerospace & Defense - 3.2%
BE Aerospace, Inc.	40	1,906
General Dynamics Corp.	870	123,427
Honeywell International, Inc.	590	67,160
Huntington Ingalls Industries, Inc.	40	6,136
L-3 Communications Holdings, Inc.	60	8,233
Northrop Grumman Corp.	230	48,914
Orbital ATK, Inc.	20	1,741
Raytheon Co.	200	25,934
Rockwell Collins, Inc.	110	9,724
Spirit AeroSystems Holdings, Inc. Class A (a)	110	5,146
Textron, Inc.	210	7,993
The Boeing Co.	810	102,182
Triumph Group, Inc.	700	26,411
United Technologies Corp.	680	68,394
		503,301
Air Freight & Logistics - 0.5%
FedEx Corp.	300	49,491
United Parcel Service, Inc. Class B	290	29,896
		79,387
Airlines - 0.7%
Alaska Air Group, Inc.	110	7,304
American Airlines Group, Inc.	480	15,317
Delta Air Lines, Inc.	1,200	52,152
Southwest Airlines Co.	500	21,240
United Continental Holdings, Inc. (a)	130	5,862
		101,875
Building Products - 0.0%
Owens Corning	90	4,596
Commercial Services & Supplies - 0.5%
Deluxe Corp.	700	45,591
Pitney Bowes, Inc.	150	2,795
R.R. Donnelley & Sons Co.	1,500	24,435
		72,821
Construction & Engineering - 0.3%
Fluor Corp.	910	48,030
Jacobs Engineering Group, Inc. (a)	100	5,069
		53,099
Electrical Equipment - 0.4%
Eaton Corp. PLC	340	20,954
Emerson Electric Co.	500	26,010
Hubbell, Inc. Class B	40	4,251
Rockwell Automation, Inc.	100	11,605
		62,820
Industrial Conglomerates - 0.3%
Danaher Corp.	374	36,787
General Electric Co.	423	12,787
		49,574
Machinery - 2.7%
AGCO Corp.	570	29,600
Cummins, Inc.	70	8,013
Deere & Co.	1,230	101,217
Dover Corp.	120	8,010
Flowserve Corp.	50	2,407
Illinois Tool Works, Inc.	960	101,789
Ingersoll-Rand PLC	200	13,362
Lincoln Electric Holdings, Inc.	60	3,611
Oshkosh Corp.	1,400	64,274
PACCAR, Inc.	260	14,495
Parker Hannifin Corp.	120	13,781
Pentair PLC	140	8,434
Stanley Black & Decker, Inc.	120	13,582
Timken Co.	200	6,650
Trinity Industries, Inc.	1,200	21,672
		410,897
Professional Services - 0.1%
Dun & Bradstreet Corp.	20	2,538
Manpower, Inc.	60	4,785
Robert Half International, Inc.	100	4,159
		11,482
Road & Rail - 0.5%
AMERCO	10	3,767
CSX Corp.	750	19,823
Norfolk Southern Corp.	230	19,334
Old Dominion Freight Lines, Inc. (a)	30	1,931
Union Pacific Corp.	350	29,467
		74,322
Trading Companies & Distributors - 0.3%
Aircastle Ltd.	1,400	29,596
United Rentals, Inc. (a)	40	2,787
W.W. Grainger, Inc.	50	11,418
		43,801

TOTAL INDUSTRIALS		1,467,975

INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	3,400	30,804
Cisco Systems, Inc.	8,190	237,920
Harris Corp.	200	15,754
Juniper Networks, Inc.	280	6,555
		291,033
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	80	5,170
Avnet, Inc.	160	6,565
CDW Corp.	70	2,979
Corning, Inc.	2,980	62,252
Flextronics International Ltd. (a)	2,800	34,860
Jabil Circuit, Inc.	150	2,862
Tech Data Corp. (a)	600	45,342
Vishay Intertechnology, Inc.	1,300	16,848
		176,878
IT Services - 1.7%
Computer Sciences Corp.	120	5,904
DST Systems, Inc.	10	1,209
IBM Corp.	1,050	161,427
PayPal Holdings, Inc. (a)	1,310	49,505
Syntel, Inc. (a)	60	2,765
The Western Union Co.	380	7,391
Xerox Corp.	4,580	45,663
		273,864
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices, Inc.	240	14,040
Applied Materials, Inc.	850	20,757
Intel Corp.	6,410	202,492
Lam Research Corp.	100	8,281
Microchip Technology, Inc.	1,600	82,688
Qualcomm, Inc.	1,320	72,494
Texas Instruments, Inc.	1,320	79,992
		480,744
Software - 3.1%
Adobe Systems, Inc. (a)	1,030	102,454
CA Technologies, Inc.	330	10,666
Microsoft Corp.	1,770	93,810
Oracle Corp.	6,410	257,682
Symantec Corp.	830	14,409
		479,021
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	2,790	278,609
EMC Corp.	3,750	104,813
Hewlett Packard Enterprise Co.	1,900	35,093
HP, Inc.	1,900	25,422
NCR Corp. (a)	1,000	30,880
NetApp, Inc.	110	2,808
Seagate Technology LLC	900	20,304
Western Digital Corp.	900	41,886
		539,815

TOTAL INFORMATION TECHNOLOGY		2,241,355

MATERIALS - 3.2%
Chemicals - 2.1%
Ashland, Inc.	50	5,668
Celanese Corp. Class A	120	8,458
CF Industries Holdings, Inc.	700	19,362
Eastman Chemical Co.	520	38,147
Huntsman Corp.	1,500	22,395
Ingevity Corp. (a)	18	525
LyondellBasell Industries NV Class A	1,120	91,123
PPG Industries, Inc.	210	22,613
RPM International, Inc.	100	5,019
The Dow Chemical Co.	2,270	116,587
The Scotts Miracle-Gro Co. Class A	30	2,085
		331,982
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	470	88,849
Containers & Packaging - 0.2%
Bemis Co., Inc.	80	4,027
Crown Holdings, Inc. (a)	110	5,739
Graphic Packaging Holding Co.	260	3,484
International Paper Co.	260	10,962
Packaging Corp. of America	70	4,776
Sonoco Products Co.	80	3,814
WestRock Co.	111	4,397
		37,199
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	800	8,864
Nucor Corp.	250	12,128
Reliance Steel & Aluminum Co.	60	4,461
		25,453
Paper & Forest Products - 0.1%
Domtar Corp.	500	19,320

TOTAL MATERIALS		502,803

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	4,400	172,260
CenturyLink, Inc.	230	6,238
Verizon Communications, Inc.	4,720	240,248
		418,746
UTILITIES - 4.0%
Electric Utilities - 2.2%
American Electric Power Co., Inc.	1,370	88,680
Duke Energy Corp.	530	41,462
Edison International	250	17,908
Entergy Corp.	740	56,181
Eversource Energy	250	13,810
Exelon Corp.	1,200	41,124
FirstEnergy Corp.	1,100	36,091
Great Plains Energy, Inc.	120	3,502
OGE Energy Corp.	160	4,830
Pinnacle West Capital Corp.	90	6,623
Southern Co.	330	16,315
Xcel Energy, Inc.	380	15,721
		342,247
Gas Utilities - 0.3%
National Fuel Gas Co.	950	52,250
Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp. (a)	150	2,220
The AES Corp.	4,950	54,896
		57,116
Multi-Utilities - 1.1%
Ameren Corp.	190	9,415
CenterPoint Energy, Inc.	330	7,435
Consolidated Edison, Inc.	230	16,850
DTE Energy Co.	90	8,161
Public Service Enterprise Group, Inc.	2,180	97,555
SCANA Corp.	400	27,964
		167,380

TOTAL UTILITIES		618,993

TOTAL COMMON STOCKS
(Cost $11,742,128)		14,968,552
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.25% to 0.33% 6/2/16 to 7/28/16 (b)
(Cost $39,996)	$40,000	39,996
	Shares

Money Market Funds - 3.0%
SSgA U.S. Treasury Money Market Fund Class N, 0.03% (c)
(Cost $468,488)	468,488	468,488
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $12,250,612)		15,477,036
NET OTHER ASSETS (LIABILITIES) - 0.2%		33,668
NET ASSETS - 100%		$15,510,704

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
3 ICE Russell 1000 Value Index Contracts (United States)	June 2016	301,680	$7,624

The face value of futures purchased as a percentage of Net Assets is 1.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,150,618.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,000.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,380,494	$1,380,494	$--	$--
Consumer Staples	893,952	893,952	--	--
Energy	1,250,281	1,250,281	--	--
Financials	3,857,797	3,857,797	--	--
Health Care	2,336,156	2,336,156	--	--
Industrials	1,467,975	1,467,975	--	--
Information Technology	2,241,355	2,241,355	--	--
Materials	502,803	502,803	--	--
Telecommunication Services	418,746	418,746	--	--
Utilities	618,993	618,993	--	--
Other Short-Term Investments	39,996	--	39,996	--
Money Market Funds	468,488	468,488	--	--
Total Investments in Securities:	$15,477,036	$15,437,040	$39,996	$--
Derivative Instruments:
Assets
Futures Contracts	$7,624	$7,624	$--	$--
Total Assets	$7,624	$7,624	$--	$--
Total Derivative Instruments:	$7,624	$7,624	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$7,624	$0
Total Equity Risk	7,624	0
Total Value of Derivatives	$7,624	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,250,612)		$15,477,036
Cash		10
Receivable for investments sold		188,018
Receivable for fund shares sold		18,447
Dividends receivable		48,160
Interest receivable		28
Receivable for daily variation margin for derivative instruments		120
Prepaid expenses		97
Receivable from investment adviser for expense reductions		2,783
Other receivables		5,174
Total assets		15,739,873
Liabilities
Payable for investments purchased	$175,926
Payable for fund shares redeemed	3,406
Accrued management fee	6,677
Audit fee payable	39,084
Distribution and service plan fees payable	24
Other affiliated payables	1,989
Other payables and accrued expenses	2,063
Total liabilities		229,169
Net Assets		$15,510,704
Net Assets consist of:
Paid in capital		$11,735,594
Undistributed net investment income		107,361
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		433,701
Net unrealized appreciation (depreciation) on investments		3,234,048
Net Assets		$15,510,704
Value Multi-Manager:
Net Asset Value, offering price and redemption price per share ($12,405,208 ÷ 910,223 shares)		$13.63
Class F:
Net Asset Value, offering price and redemption price per share ($2,870,915÷ 209,770 shares)		$13.69
Class L:
Net Asset Value, offering price and redemption price per share ($117,661 ÷ 8,634 shares)		$13.63
Class N:
Net Asset Value, offering price and redemption price per share ($116,920 ÷ 8,588 shares)		$13.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$415,255
Interest		483
Total income		415,738
Expenses
Management fee	$93,702
Transfer agent fees	19,946
Distribution and service plan fees	284
Accounting fees and expenses	7,131
Custodian fees and expenses	15,053
Independent trustees' fees and expenses	214
Registration fees	39,999
Audit	60,373
Legal	977
Miscellaneous	165
Total expenses before reductions	237,844
Expense reductions	(62,673)	175,171
Net investment income (loss)		240,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	927,812
Foreign currency transactions	(16)
Futures contracts	(51,914)
Total net realized gain (loss)		875,882
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,952,100)
Assets and liabilities in foreign currencies	(1)
Futures contracts	(19,548)
Total change in net unrealized appreciation (depreciation)		(1,971,649)
Net gain (loss)		(1,095,767)
Net increase (decrease) in net assets resulting from operations		$(855,200)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$240,567	$205,820
Net realized gain (loss)	875,882	1,185,436
Change in net unrealized appreciation (depreciation)	(1,971,649)	416,847
Net increase (decrease) in net assets resulting from operations	(855,200)	1,808,103
Distributions to shareholders from net investment income	(224,106)	(185,286)
Distributions to shareholders from net realized gain	(795,712)	(1,691,874)
Total distributions	(1,019,818)	(1,877,160)
Share transactions - net increase (decrease)	(2,808,946)	942,602
Total increase (decrease) in net assets	(4,683,964)	873,545
Net Assets
Beginning of period	20,194,668	19,321,123
End of period (including undistributed net investment income of $107,361 and undistributed net investment income of $98,882, respectively)	$15,510,704	$20,194,668

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.83	$14.93	$13.32	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.16	.14	.17	.08
Net realized and unrealized gain (loss)	(.65)	1.23	2.37	2.92	.59
Total from investment operations	(.47)	1.39	2.51	3.09	.67
Distributions from net investment income	(.16)	(.15)	(.14)	(.16)	(.02)
Distributions from net realized gain	(.57)	(1.35)	(.77)	(.26)	–
Total distributions	(.73)	(1.49)C	(.90)D	(.42)	(.02)
Net asset value, end of period	$13.63	$14.83	$14.93	$13.32	$10.65
Total ReturnE,F	(3.12)%	9.78%	19.66%	29.71%	6.71%
Ratios to Average Net AssetsG
Expenses before reductions	1.32%	1.25%	1.32%	1.30%	1.62%H
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%	.97%H
Expenses net of all reductions	.97%	.97%	.97%	.97%	.97%H
Net investment income (loss)	1.30%	1.08%	.97%	1.43%	1.41%H
Supplemental Data
Net assets, end of period (000 omitted)	$12,405	$17,235	$17,565	$15,774	$11,031
Portfolio turnover rateI	41%	36%	59%	30%	14%H

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$14.87	$14.96	$13.33	$11.91
Income from Investment Operations
Net investment income (loss)B	.19	.17	.15	.08
Net realized and unrealized gain (loss)	(.64)	1.23	2.38	1.62
Total from investment operations	(.45)	1.40	2.53	1.70
Distributions from net investment income	(.16)	(.15)	(.14)	(.10)
Distributions from net realized gain	(.57)	(1.35)	(.77)	(.18)
Total distributions	(.73)	(1.49)C	(.90)D	(.28)
Net asset value, end of period	$13.69	$14.87	$14.96	$13.33
Total ReturnE,F	(2.97)%	9.83%	19.81%	14.61%
Ratios to Average Net AssetsG
Expenses before reductions	1.19%	1.11%	1.26%	.98%H
Expenses net of fee waivers, if any	.87%	.87%	.87%	.87%H
Expenses net of all reductions	.87%	.87%	.87%	.87%H
Net investment income (loss)	1.40%	1.18%	1.07%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,871	$2,717	$1,535	$287
Portfolio turnover rateI	41%	36%	59%	30%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.83	$14.93	$14.03
Income from Investment Operations
Net investment income (loss)B	.17	.16	.08
Net realized and unrealized gain (loss)	(.64)	1.23	1.38
Total from investment operations	(.47)	1.39	1.46
Distributions from net investment income	(.16)	(.15)	(.08)
Distributions from net realized gain	(.57)	(1.35)	(.48)
Total distributions	(.73)	(1.49)C	(.56)
Net asset value, end of period	$13.63	$14.83	$14.93
Total ReturnD,E	(3.12)%	9.78%	10.65%
Ratios to Average Net AssetsF
Expenses before reductions	1.28%	1.22%	1.37%G
Expenses net of fee waivers, if any	.97%	.97%	.97%G
Expenses net of all reductions	.97%	.97%	.97%G
Net investment income (loss)	1.29%	1.08%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$118	$121	$111
Portfolio turnover rateH	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.81	$14.92	$14.03
Income from Investment Operations
Net investment income (loss)B	.14	.12	.06
Net realized and unrealized gain (loss)	(.65)	1.23	1.38
Total from investment operations	(.51)	1.35	1.44
Distributions from net investment income	(.12)	(.11)	(.07)
Distributions from net realized gain	(.57)	(1.35)	(.48)
Total distributions	(.69)	(1.46)	(.55)
Net asset value, end of period	$13.61	$14.81	$14.92
Total ReturnC,D	(3.37)%	9.44%	10.54%
Ratios to Average Net AssetsE
Expenses before reductions	1.53%	1.47%	1.63%F
Expenses net of fee waivers, if any	1.22%	1.22%	1.22%F
Expenses net of all reductions	1.22%	1.22%	1.22%F
Net investment income (loss)	1.05%	.83%	.72%F
Supplemental Data
Net assets, end of period (000 omitted)	$117	$121	$111
Portfolio turnover rateG	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,558,601
Gross unrealized depreciation	(380,756)
Net unrealized appreciation (depreciation) on securities	$3,177,845
Tax Cost	$12,299,191

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$107,513
Undistributed long-term capital gain	$489,932
Net unrealized appreciation (depreciation) on securities and other investments	$3,177,845

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$246,148	$ 594,942
Long-term Capital Gains	773,670	1,282,218
Total	$1,019,818	$ 1,877,160

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(51,914) and a change in net unrealized appreciation (depreciation) of $(19,548) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,948,467 and $9,468,766, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .51% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners)(through March 2, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and Robeco Investment Management, Inc. (d/b/a Boston Partners) have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$284	$284

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Multi-Manager	$19,727.13
Class L	110.10
Class N	109.10
	$19,946

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$52,600
Class F	.87%	9,010
Class L	.97%	353
Class N	1.22%	353

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Value Multi-Manager	$353
Class L	2
Class N	2
$357

Effective June 1, 2016, the expense limitations were changed to:

Expense Limitations
Value Multi-Manager	.90%
Class F	.80%
Class L	.90%
Class N	1.15%

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Value Multi-Manager	$189,181	$163,845
Class F	32,578	19,477
Class L	1,321	1,124
Class N	1,026	840
Total	$224,106	$185,286
From net realized gain
Value Multi-Manager	$670,943	$1,500,491
Class F	115,398	170,949
Class L	4,693	10,221
Class N	4,678	10,213
Total	$795,712	$1,691,874

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Value Multi-Manager
Shares sold	110,604	183,481	$1,479,116	$2,671,024
Reinvestment of distributions	63,359	114,344	859,873	1,664,336
Shares redeemed	(426,124)	(311,753)	(5,537,796)	(4,582,240)
Net increase (decrease)	(252,161)	(13,928)	$(3,198,807)	$(246,880)
Class F
Shares sold	82,176	81,488	$1,120,335	$1,188,352
Reinvestment of distributions	10,876	13,060	147,976	190,426
Shares redeemed	(66,013)	(14,431)	(890,168)	(211,694)
Net increase (decrease)	27,039	80,117	$378,143	$1,167,084
Class L
Reinvestment of distributions	443	780	$6,014	$11,345
Net increase (decrease)	443	780	$6,014	$11,345
Class N
Reinvestment of distributions	420	759	$5,704	$11,053
Net increase (decrease)	420	759	$5,704	$11,053

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 63% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Value Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Value Multi-Manager	.97%
Actual		$1,000.00	$1,003.20	$4.86-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class F	.87%
Actual		$1,000.00	$1,003.90	$4.36-E
Hypothetical-D		$1,000.00	$1,020.65	$4.39-E
Class L	.97%
Actual		$1,000.00	$1,003.20	$4.86-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class N	1.22%
Actual		$1,000.00	$1,001.70	$6.11-C
Hypothetical-D		$1,000.00	$1,018.90	$6.16-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Class' contractual expenses effective June 1, 2016, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

 D 5% return per year before expenses

 E If fees and changes to the Class' voluntary expenses cap effective June 1, 2016, had been in effect during the entire period, the annualized expense ratio would have been .80% and the expenses paid in the actual and hypothetical examples above would have been $4.01 and $4.04, respectively.

	Annualized Expense Ratio-	Expenses Paid
Value Multi-Manager	.90%
Actual		$4.51
Hypothetical-		$4.55
Class L	.90%
Actual		$4.51
Hypothetical-		$4.55
Class N	1.15%
Actual		$5.76
Hypothetical-		$5.81

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund
Strategic Advisers Value Multi-Manager Fund	07/18/16	07/15/16	$0.097	$0.432
Class F	07/18/16	07/15/16	$0.097	$0.432
Class L	07/18/16	07/15/16	$0.097	$0.432
Class N	07/18/16	07/15/16	$0.083	$0.432

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $877,640, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMV-ANN-0716
1.931574.104

Strategic Advisers® Growth Multi-Manager Fund Class L and Class N Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Class L	(0.65)%	13.34%
Class N	(0.83)%	13.20%

 A From November 16, 2011.

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$17,663	Strategic Advisers® Growth Multi-Manager Fund - Class L
$18,740	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted modestly negative returns and trailed the 1.61% gain of the benchmark Russell 1000® Growth Index. The Fund underperformed the benchmark primarily due to the poor performance of our aggressive-growth managers. Their investment approaches were out of favor in a period when quality-focused strategies emphasizing companies with stable growth rates generated the best returns. Sub-adviser Morgan Stanley Investment Management's aggressive-growth strategy, focused on mid-cap stocks, lagged the Fund's benchmark by a sizable margin and was the biggest relative detractor. Sub-adviser MFS Investment Management's performance was in line with our expectations, although it stumbled with stock choices in several sectors. On the plus side, sub-adviser Loomis Sayles was the only notable relative contributor, as the quality bias inherent in this manager's contrarian, opportunistic style led it to underweight aggressive-growth stocks. We reduced the number of managers in the Fund in order to maintain a more concentrated portfolio. As a result, we substantially reduced the allocation to sub-adviser Morgan Stanley Investment Management, and defunded sub-adviser FIAM (formerly Pyramis Global Advisors). We increased our allocation to Loomis Sayles.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	3.9	2.5
Facebook, Inc. Class A	3.8	2.1
Apple, Inc.	3.1	4.6
Visa, Inc. Class A	2.7	1.8
Alphabet, Inc. Class A	2.4	2.4
Microsoft Corp.	2.2	1.6
Alphabet, Inc. Class C	2.2	2.1
Gilead Sciences, Inc.	1.9	2.4
Home Depot, Inc.	1.8	2.4
Comcast Corp. Class A	1.6	1.2
	25.6

Top Five Market Sectors as of May 31, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.0	30.1
Consumer Discretionary	18.6	19.4
Health Care	15.5	16.6
Consumer Staples	10.1	8.5
Industrials	8.4	7.1

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	95.7%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

As of November 30, 2015
Common Stocks	91.5%
Large Growth Funds	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.8%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 18.4%
Auto Components - 0.7%
Lear Corp.	2,467	$292,981
The Goodyear Tire & Rubber Co.	3,821	106,873
		399,854
Diversified Consumer Services - 0.2%
ServiceMaster Global Holdings, Inc. (a)	2,951	112,846
Hotels, Restaurants & Leisure - 3.5%
Carnival Corp. unit	3,401	162,364
Darden Restaurants, Inc.	2,224	150,854
Domino's Pizza, Inc.	1,410	170,441
Las Vegas Sands Corp.	3,546	163,967
McDonald's Corp.	3,403	415,370
Norwegian Cruise Line Holdings Ltd. (a)	3,964	183,969
Starbucks Corp.	3,170	174,001
Vail Resorts, Inc.	687	90,169
Wyndham Worldwide Corp.	1,986	133,837
Yum! Brands, Inc.	5,044	414,062
		2,059,034
Household Durables - 1.0%
D.R. Horton, Inc.	7,008	214,164
Mohawk Industries, Inc. (a)	528	103,852
Newell Brands, Inc.	3,898	185,896
Whirlpool Corp.	557	97,263
		601,175
Internet & Catalog Retail - 4.1%
Amazon.com, Inc. (a)	3,169	2,290,521
Priceline Group, Inc. (a)	76	96,089
		2,386,610
Media - 2.7%
Charter Communications, Inc. (a)	664	145,376
Comcast Corp. Class A	14,643	926,902
The Walt Disney Co.	5,210	516,936
		1,589,214
Multiline Retail - 0.3%
Target Corp.	2,185	150,284
Specialty Retail - 4.7%
AutoZone, Inc. (a)	639	487,046
Best Buy Co., Inc.	5,008	161,107
Foot Locker, Inc.	2,418	135,215
GameStop Corp. Class A	2,717	79,065
Home Depot, Inc.	7,811	1,031,989
Lowe's Companies, Inc.	3,664	293,596
O'Reilly Automotive, Inc. (a)	860	227,410
Ross Stores, Inc.	1,747	93,290
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	630	146,796
Urban Outfitters, Inc. (a)	3,713	105,932
		2,761,446
Textiles, Apparel & Luxury Goods - 1.2%
Michael Kors Holdings Ltd. (a)	3,470	148,238
NIKE, Inc. Class B	10,110	558,274
		706,512

TOTAL CONSUMER DISCRETIONARY		10,766,975

CONSUMER STAPLES - 10.1%
Beverages - 3.5%
Anheuser-Busch InBev SA NV ADR	1,115	140,735
Constellation Brands, Inc. Class A (sub. vtg.)	1,057	161,880
Molson Coors Brewing Co. Class B	1,367	135,579
Monster Beverage Corp.	3,038	455,700
PepsiCo, Inc.	3,813	385,761
SABMiller PLC sponsored ADR	4,068	253,266
The Coca-Cola Co.	11,436	510,046
		2,042,967
Food & Staples Retailing - 0.9%
CVS Health Corp.	4,288	413,578
Kroger Co.	3,416	122,156
		535,734
Food Products - 2.6%
Archer Daniels Midland Co.	4,581	195,929
Bunge Ltd.	1,865	125,086
Campbell Soup Co.	3,985	241,371
Danone SA sponsored ADR	26,342	370,764
General Mills, Inc.	1,155	72,511
Mondelez International, Inc.	1,869	83,152
Pilgrim's Pride Corp.	2,869	71,352
Tyson Foods, Inc. Class A	5,824	371,455
		1,531,620
Household Products - 0.6%
Procter & Gamble Co.	4,074	330,157
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	2,038	187,048
Tobacco - 2.2%
Altria Group, Inc.	3,021	192,256
Philip Morris International, Inc.	7,138	704,378
Reynolds American, Inc.	7,720	383,684
		1,280,318

TOTAL CONSUMER STAPLES		5,907,844

ENERGY - 1.1%
Energy Equipment & Services - 0.4%
Schlumberger Ltd.	3,258	248,585
Oil, Gas & Consumable Fuels - 0.7%
EOG Resources, Inc.	2,800	227,808
Marathon Petroleum Corp.	1,771	61,684
Parsley Energy, Inc. Class A (a)	2,691	70,154
Valero Energy Corp.	1,151	62,960
		422,606

TOTAL ENERGY		671,191

FINANCIALS - 4.8%
Banks - 0.3%
JPMorgan Chase & Co.	2,535	165,459
Capital Markets - 1.2%
Charles Schwab Corp.	7,140	218,341
Goldman Sachs Group, Inc.	890	141,937
Greenhill & Co., Inc.	492	10,145
SEI Investments Co.	6,341	326,181
		696,604
Consumer Finance - 0.4%
American Express Co.	1,466	96,404
Discover Financial Services	2,644	150,206
		246,610
Diversified Financial Services - 1.1%
Broadcom Ltd.	1,547	238,795
CME Group, Inc.	2,270	222,210
FactSet Research Systems, Inc.	1,225	194,861
		655,866
Insurance - 0.5%
Everest Re Group Ltd.	675	120,899
MetLife, Inc.	1,744	79,439
Pricoa Global Funding I	1,324	104,927
		305,265
Real Estate Investment Trusts - 1.1%
American Tower Corp.	3,668	388,001
Equity Lifestyle Properties, Inc.	1,001	73,373
Extra Space Storage, Inc.	2,033	189,008
		650,382
Real Estate Management & Development - 0.2%
Realogy Holdings Corp. (a)	2,193	71,930

TOTAL FINANCIALS		2,792,116

HEALTH CARE - 15.5%
Biotechnology - 5.5%
AbbVie, Inc.	3,402	214,088
Alexion Pharmaceuticals, Inc. (a)	1,082	163,274
Amgen, Inc.	4,359	688,504
Biogen, Inc. (a)	499	144,575
Celgene Corp. (a)	7,603	802,269
Gilead Sciences, Inc.	12,882	1,121,507
Vertex Pharmaceuticals, Inc. (a)	740	68,931
		3,203,148
Health Care Equipment & Supplies - 1.3%
Dentsply Sirona, Inc.	874	54,328
Edwards Lifesciences Corp. (a)	2,903	285,946
Hologic, Inc. (a)	4,806	165,374
Steris PLC	883	61,307
Varian Medical Systems, Inc. (a)	2,766	228,997
		795,952
Health Care Providers & Services - 3.1%
Aetna, Inc.	1,314	148,784
Cardinal Health, Inc.	1,734	136,899
Cigna Corp.	1,365	174,870
Community Health Systems, Inc. (a)	3,223	43,317
Express Scripts Holding Co. (a)	2,436	184,040
HCA Holdings, Inc. (a)	6,106	476,390
Laboratory Corp. of America Holdings (a)	1,506	192,693
McKesson Corp.	368	67,396
Molina Healthcare, Inc. (a)	2,017	97,683
UnitedHealth Group, Inc.	2,166	289,529
		1,811,601
Health Care Technology - 0.4%
Cerner Corp. (a)	4,359	242,404
Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc.	3,219	488,548
Pharmaceuticals - 4.4%
Allergan PLC (a)	1,518	357,869
Bristol-Myers Squibb Co.	9,304	667,097
Eli Lilly & Co.	5,534	415,216
Merck & Co., Inc.	5,856	329,459
Novartis AG sponsored ADR	2,981	237,019
Novo Nordisk A/S Series B sponsored ADR	6,203	347,616
Shire PLC sponsored ADR	1,080	201,053
		2,555,329

TOTAL HEALTH CARE		9,096,982

INDUSTRIALS - 8.4%
Aerospace & Defense - 2.9%
General Dynamics Corp.	1,177	166,981
Honeywell International, Inc.	1,990	226,522
Lockheed Martin Corp.	1,300	307,099
Northrop Grumman Corp.	2,914	619,720
Spirit AeroSystems Holdings, Inc. Class A (a)	1,566	73,257
Textron, Inc.	3,036	115,550
The Boeing Co.	257	32,421
United Technologies Corp.	1,639	164,851
		1,706,401
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	2,377	178,227
Expeditors International of Washington, Inc.	6,113	296,786
FedEx Corp.	970	160,021
United Parcel Service, Inc. Class B	2,609	268,962
		903,996
Airlines - 1.0%
Delta Air Lines, Inc.	9,312	404,700
JetBlue Airways Corp. (a)	3,734	66,951
United Continental Holdings, Inc. (a)	2,848	128,416
		600,067
Building Products - 0.7%
Owens Corning	7,948	405,904
Industrial Conglomerates - 0.6%
Danaher Corp.	1,711	168,294
Roper Technologies, Inc.	1,075	183,911
		352,205
Machinery - 0.2%
Ingersoll-Rand PLC	1,900	126,939
Professional Services - 0.1%
Nielsen Holdings PLC	1,278	68,232
Road & Rail - 1.1%
Canadian Pacific Railway Ltd.	2,403	311,006
Union Pacific Corp.	3,902	328,509
		639,515
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	4,252	150,096

TOTAL INDUSTRIALS		4,953,355

INFORMATION TECHNOLOGY - 33.0%
Communications Equipment - 1.4%
Cisco Systems, Inc.	21,187	615,482
Juniper Networks, Inc.	7,595	177,799
		793,281
Internet Software & Services - 9.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	5,372	440,504
Alphabet, Inc.:
Class A	1,889	1,414,578
Class C	1,750	1,287,510
Dropbox, Inc. (a)(b)	1,441	17,710
Facebook, Inc. Class A (a)	18,775	2,230,658
SurveyMonkey (a)(b)	1,159	10,477
		5,401,437
IT Services - 8.4%
Accenture PLC Class A	2,048	243,651
Alliance Data Systems Corp. (a)	820	182,196
Amdocs Ltd.	1,636	94,872
Automatic Data Processing, Inc.	1,026	90,124
Cognizant Technology Solutions Corp. Class A (a)	7,510	461,414
Fiserv, Inc. (a)	2,489	262,166
FleetCor Technologies, Inc. (a)	3,579	532,877
Global Payments, Inc.	4,667	362,579
IBM Corp.	1,081	166,193
MasterCard, Inc. Class A	7,117	682,520
Vantiv, Inc. (a)	4,763	256,107
Visa, Inc. Class A	20,244	1,598,061
		4,932,760
Semiconductors & Semiconductor Equipment - 4.1%
Analog Devices, Inc.	698	40,833
ARM Holdings PLC sponsored ADR	5,198	224,034
Intel Corp.	8,034	253,794
Lam Research Corp.	8,056	667,117
Microchip Technology, Inc.	6,238	322,380
NVIDIA Corp.	3,554	166,043
NXP Semiconductors NV (a)	2,497	235,942
Qualcomm, Inc.	6,891	378,454
Skyworks Solutions, Inc.	1,436	95,867
		2,384,464
Software - 6.8%
Activision Blizzard, Inc.	4,193	164,617
Adobe Systems, Inc. (a)	4,773	474,770
Autodesk, Inc. (a)	4,359	253,999
Electronic Arts, Inc. (a)	6,853	525,968
Intuit, Inc.	2,123	226,439
Microsoft Corp.	24,452	1,295,956
Oracle Corp.	13,070	525,414
Salesforce.com, Inc. (a)	2,877	240,834
Synopsys, Inc. (a)	3,200	165,344
Take-Two Interactive Software, Inc. (a)	2,766	107,625
		3,980,966
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	18,344	1,831,832

TOTAL INFORMATION TECHNOLOGY		19,324,740

MATERIALS - 2.5%
Chemicals - 2.1%
LyondellBasell Industries NV Class A	5,168	420,468
Monsanto Co.	2,227	250,471
PPG Industries, Inc.	3,157	339,946
Sherwin-Williams Co.	662	192,702
		1,203,587
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	4,300	81,270
Metals & Mining - 0.3%
Steel Dynamics, Inc.	6,856	169,275

TOTAL MATERIALS		1,454,132

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	4,709	184,357
Verizon Communications, Inc.	14,924	759,632
		943,989
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	6,630	73,527
TOTAL COMMON STOCKS
(Cost $41,198,171)		55,984,851

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.2%
Airbnb, Inc. Series D (a)(b)	783	89,105
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (a)(b)	144	1,770

TOTAL CONVERTIBLE PREFERRED STOCKS		90,875

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Flipkart Series D (a)(b)	365	30,766
TOTAL PREFERRED STOCKS
(Cost $41,557)		121,641
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.23% to 0.33% 6/2/16 to 7/28/16 (c)
(Cost $89,974)	$90,000	89,973
	Shares	Value

Money Market Funds - 4.0%
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.19% (d)
(Cost $2,369,317)	2,369,317	2,369,317
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $43,699,019)		58,565,782
NET OTHER ASSETS (LIABILITIES) - 0.1%		77,768
NET ASSETS - 100%		$58,643,550

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
18 ICE Russell 1000 Growth Index Contracts (United States)	June 2016	1,817,100	$78,672

The face value of futures purchased as a percentage of Net Assets is 3.1%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,501,691.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $149,828 or 0.3% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $89,973.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$31,878
Dropbox, Inc.	5/1/12	$13,044
Dropbox, Inc. Series A	5/25/12	$1,303
Flipkart Series D	10/4/13	$8,376
SurveyMonkey	11/25/14	$19,066

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$3,290,742	$--	$3,015,203	$1,168	$--
Total	$3,290,742	$--	$3,015,203	$1,168	$--

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$10,886,846	$10,766,975	$--	$119,871
Consumer Staples	5,907,844	5,907,844	--	--
Energy	671,191	671,191	--	--
Financials	2,792,116	2,792,116	--	--
Health Care	9,096,982	9,096,982	--	--
Industrials	4,953,355	4,953,355	--	--
Information Technology	19,326,510	19,296,553	--	29,957
Materials	1,454,132	1,454,132	--	--
Telecommunication Services	943,989	943,989	--	--
Utilities	73,527	73,527	--	--
Other Short-Term Investments	89,973	--	89,973	--
Money Market Funds	2,369,317	2,369,317	--	--
Total Investments in Securities:	$58,565,782	$58,325,981	$89,973	$149,828
Derivative Instruments:
Assets
Futures Contracts	$78,672	$78,672	$--	$--
Total Assets	$78,672	$78,672	$--	$--
Total Derivative Instruments:	$78,672	$78,672	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$78,672	$0
Total Equity Risk	78,672	0
Total Value of Derivatives	$78,672	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $43,699,019)		$58,565,782
Receivable for investments sold		68,472
Receivable for fund shares sold		18,663
Dividends receivable		72,781
Interest receivable		383
Receivable for daily variation margin for derivative instruments		738
Prepaid expenses		324
Other receivables		819
Total assets		58,727,962
Liabilities
Payable for fund shares redeemed	$8,497
Accrued management fee	23,919
Transfer agent fee payable	4,736
Distribution and service plan fees payable	25
Other affiliated payables	1,870
Audit fees payable	39,084
Custody fees payable	5,475
Other payables and accrued expenses	806
Total liabilities		84,412
Net Assets		$58,643,550
Net Assets consist of:
Paid in capital		$40,902,377
Undistributed net investment income		152,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,643,382
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,945,530
Net Assets		$58,643,550
Growth Multi-Manager:
Net Asset Value, offering price and redemption price per share ($55,947,573 ÷ 4,247,604 shares)		$13.17
Class F:
Net Asset Value, offering price and redemption price per share ($2,450,932 ÷ 186,056 shares)		$13.17
Class L:
Net Asset Value, offering price and redemption price per share ($122,913 ÷ 9,337 shares)		$13.16
Class N:
Net Asset Value, offering price and redemption price per share ($122,132 ÷ 9,290 shares)		$13.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$804,945
Affiliated issuers		1,168
Interest		1,995
Total income		808,108
Expenses
Management fee	$317,666
Transfer agent fees	59,091
Distribution and service plan fees	299
Accounting fees and expenses	24,587
Custodian fees and expenses	11,164
Independent trustees' fees and expenses	727
Registration fees	41,530
Audit	60,438
Legal	1,084
Miscellaneous	394
Total expenses before reductions	516,980
Expense reductions	(1,412)	515,568
Net investment income (loss)		292,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,871,940
Affiliated issuers	106,639
Foreign currency transactions	(3,494)
Futures contracts	(54,436)
Realized gain distributions from underlying funds:
Affiliated issuers	163,212
Total net realized gain (loss)		4,083,861
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,879,162)
Assets and liabilities in foreign currencies	2,661
Futures contracts	66,833
Total change in net unrealized appreciation (depreciation)		(4,809,668)
Net gain (loss)		(725,807)
Net increase (decrease) in net assets resulting from operations		$(433,267)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$292,540	$238,021
Net realized gain (loss)	4,083,861	6,370,302
Change in net unrealized appreciation (depreciation)	(4,809,668)	943,010
Net increase (decrease) in net assets resulting from operations	(433,267)	7,551,333
Distributions to shareholders from net investment income	(250,913)	(250,833)
Distributions to shareholders from net realized gain	(3,437,178)	(9,557,988)
Total distributions	(3,688,091)	(9,808,821)
Share transactions - net increase (decrease)	(2,366,614)	153,529
Total increase (decrease) in net assets	(6,487,972)	(2,103,959)
Net Assets
Beginning of period	65,131,522	67,235,481
End of period (including undistributed net investment income of $152,261 and undistributed net investment income of $119,410, respectively)	$58,643,550	$65,131,522

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$14.73	$12.70	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B	.06	.05	.08	.07	.02
Net realized and unrealized gain (loss)	(.16)	1.71	2.74	2.22	.46
Total from investment operations	(.10)	1.76	2.82	2.29	.48
Distributions from net investment income	(.05)	(.06)	(.07)	(.06)	(.01)
Distributions from net realized gain	(.72)	(2.38)	(.73)	–	–
Total distributions	(.77)	(2.45)C	(.79)D	(.06)	(.01)
Net asset value, end of period	$13.17	$14.04	$14.73	$12.70	$10.47
Total ReturnE,F	(.66)%	13.15%	22.94%	21.97%	4.83%
Ratios to Average Net AssetsG
Expenses before reductions	.82%	.84%	.83%	.87%	.91%H
Expenses net of fee waivers, if any	.82%	.84%	.80%	.87%	.91%H
Expenses net of all reductions	.82%	.84%	.80%	.87%	.91%H
Net investment income (loss)	.46%	.39%	.55%	.60%	.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$55,948	$62,615	$65,731	$64,621	$52,717
Portfolio turnover rateI	46%	46%	51%	65%	50%H

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

 D Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$14.73	$12.70	$11.31
Income from Investment Operations
Net investment income (loss)B	.07	.07	.09	.03
Net realized and unrealized gain (loss)	(.15)	1.70	2.75	1.41
Total from investment operations	(.08)	1.77	2.84	1.44
Distributions from net investment income	(.07)	(.08)	(.08)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.73)	–
Total distributions	(.79)	(2.46)	(.81)	(.05)
Net asset value, end of period	$13.17	$14.04	$14.73	$12.70
Total ReturnC,D	(.56)%	13.27%	23.05%	12.82%
Ratios to Average Net AssetsE
Expenses before reductions	.72%	.74%	.74%	.72%F
Expenses net of fee waivers, if any	.72%	.74%	.69%	.72%F
Expenses net of all reductions	.72%	.74%	.69%	.72%F
Net investment income (loss)	.55%	.48%	.66%	.64%F
Supplemental Data
Net assets, end of period (000 omitted)	$2,451	$2,269	$1,286	$256
Portfolio turnover rateG	46%	46%	51%	65%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.03	$14.72	$13.96
Income from Investment Operations
Net investment income (loss)B	.06	.05	.05
Net realized and unrealized gain (loss)	(.15)	1.71	1.22
Total from investment operations	(.09)	1.76	1.27
Distributions from net investment income	(.05)	(.07)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.46)
Total distributions	(.78)C	(2.45)	(.51)
Net asset value, end of period	$13.16	$14.03	$14.72
Total ReturnD,E	(.65)%	13.18%	9.28%
Ratios to Average Net AssetsF
Expenses before reductions	.82%	.84%	.85%G
Expenses net of fee waivers, if any	.82%	.84%	.85%G
Expenses net of all reductions	.82%	.84%	.85%G
Net investment income (loss)	.46%	.39%	.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$123	$124	$109
Portfolio turnover rateH	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.722 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.01	$14.71	$13.96
Income from Investment Operations
Net investment income (loss)B	.03	.02	.03
Net realized and unrealized gain (loss)	(.15)	1.70	1.23
Total from investment operations	(.12)	1.72	1.26
Distributions from net investment income	(.02)	(.03)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.46)
Total distributions	(.74)	(2.42)C	(.51)
Net asset value, end of period	$13.15	$14.01	$14.71
Total ReturnD,E	(.83)%	12.83%	9.17%
Ratios to Average Net AssetsF
Expenses before reductions	1.07%	1.09%	1.10%G
Expenses net of fee waivers, if any	1.07%	1.09%	1.10%G
Expenses net of all reductions	1.06%	1.09%	1.10%G
Net investment income (loss)	.21%	.14%	.32%G
Supplemental Data
Net assets, end of period (000 omitted)	$122	$123	$109
Portfolio turnover rateH	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, deferred trustees compensation, security level mergers and exchanges, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$15,835,119
Gross unrealized depreciation	(1,102,928)
Net unrealized appreciation (depreciation) on securities	$14,732,191
Tax Cost	$43,833,591

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$192,660
Undistributed long-term capital gain	$2,816,853
Net unrealized appreciation (depreciation) on securities and other investments	$14,732,286

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$302,461	$ 1,031,435
Long-term Capital Gains	3,385,630	8,777,386
Total	$3,688,091	$ 9,808,821

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(54,436) and a change in net unrealized appreciation (depreciation) of $66,833 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $27,908,802 and $33,921,578, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., FIAM LLC (FIAM)(formerly Pyramis Global Advisors, LLC)(through April 13, 2016), an affiliate of the investment adviser, and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Subsequent to period end, Waddell & Reed Investment Management Co. no longer manages a portion of the Fund's assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$299	$299

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$58,866.10
Class L	113.09
Class N	112.09
	$59,091

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $93 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $25.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Growth Multi-Manager	$1,378
Class L	2
Class N	2
$1,382

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Growth Multi-Manager	$238,634	$241,432
Class F	11,626	8,656
Class L	475	510
Class N	178	235
Total	$250,913	$250,833
From net realized gain
Growth Multi-Manager	$3,295,885	$9,260,375
Class F	128,412	260,707
Class L	6,450	18,460
Class N	6,431	18,446
Total	$3,437,178	$9,557,988

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Growth Multi-Manager
Shares sold	156,433	103,048	$2,082,156	$1,428,473
Reinvestment of distributions	265,932	696,781	3,534,519	9,501,807
Shares redeemed	(635,319)	(802,621)	(8,317,006)	(11,839,923)
Net increase (decrease)	(212,954)	(2,792)	$(2,700,331)	$(909,643)
Class F
Shares sold	73,922	70,412	$973,407	$976,138
Reinvestment of distributions	10,546	19,794	140,038	269,363
Shares redeemed	(60,042)	(15,876)	(793,262)	(219,980)
Net increase (decrease)	24,426	74,330	$320,183	$1,025,521
Class L
Reinvestment of distributions	522	1,391	$6,925	$18,970
Net increase (decrease)	522	1,391	$6,925	$18,970
Class N
Reinvestment of distributions	498	1,371	$6,609	$18,681
Net increase (decrease)	498	1,371	$6,609	$18,681

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Growth Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Growth Multi-Manager	.79%
Actual		$1,000.00	$987.70	$3.93
Hypothetical-C		$1,000.00	$1,021.05	$3.99
Class F	.69%
Actual		$1,000.00	$988.30	$3.43
Hypothetical-C		$1,000.00	$1,021.55	$3.49
Class L	.78%
Actual		$1,000.00	$987.70	$3.88
Hypothetical-C		$1,000.00	$1,021.10	$3.94
Class N	1.03%
Actual		$1,000.00	$986.90	$5.12
Hypothetical-C		$1,000.00	$1,019.85	$5.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Strategic Advisers Growth Multi-Manager Fund	07/18/16	07/15/16	$0.034	$0.644
Class F	07/18/16	07/15/16	$0.040	$0.644
Class L	07/18/16	07/15/16	$0.035	$0.644
Class N	07/18/16	07/15/16	$0.022	$0.644

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016 $4,185,111, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designates 100% of the dividends distributed in July and December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMG-L-MMG-N-ANN-0716
1.9585625.102

Strategic Advisers® Growth Multi-Manager Fund Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Strategic Advisers® Growth Multi-Manager Fund	(0.66)%	13.35%

 A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$17,668	Strategic Advisers® Growth Multi-Manager Fund
$18,740	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted modestly negative returns and trailed the 1.61% gain of the benchmark Russell 1000® Growth Index. The Fund underperformed the benchmark primarily due to the poor performance of our aggressive-growth managers. Their investment approaches were out of favor in a period when quality-focused strategies emphasizing companies with stable growth rates generated the best returns. Sub-adviser Morgan Stanley Investment Management's aggressive-growth strategy, focused on mid-cap stocks, lagged the Fund's benchmark by a sizable margin and was the biggest relative detractor. Sub-adviser MFS Investment Management's performance was in line with our expectations, although it stumbled with stock choices in several sectors. On the plus side, sub-adviser Loomis Sayles was the only notable relative contributor, as the quality bias inherent in this manager's contrarian, opportunistic style led it to underweight aggressive-growth stocks. We reduced the number of managers in the Fund in order to maintain a more concentrated portfolio. As a result, we substantially reduced the allocation to sub-adviser Morgan Stanley Investment Management, and defunded sub-adviser FIAM (formerly Pyramis Global Advisors). We increased our allocation to Loomis Sayles.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	3.9	2.5
Facebook, Inc. Class A	3.8	2.1
Apple, Inc.	3.1	4.6
Visa, Inc. Class A	2.7	1.8
Alphabet, Inc. Class A	2.4	2.4
Microsoft Corp.	2.2	1.6
Alphabet, Inc. Class C	2.2	2.1
Gilead Sciences, Inc.	1.9	2.4
Home Depot, Inc.	1.8	2.4
Comcast Corp. Class A	1.6	1.2
	25.6

Top Five Market Sectors as of May 31, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.0	30.1
Consumer Discretionary	18.6	19.4
Health Care	15.5	16.6
Consumer Staples	10.1	8.5
Industrials	8.4	7.1

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	95.7%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

As of November 30, 2015
Common Stocks	91.5%
Large Growth Funds	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.8%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
CONSUMER DISCRETIONARY - 18.4%
Auto Components - 0.7%
Lear Corp.	2,467	$292,981
The Goodyear Tire & Rubber Co.	3,821	106,873
		399,854
Diversified Consumer Services - 0.2%
ServiceMaster Global Holdings, Inc. (a)	2,951	112,846
Hotels, Restaurants & Leisure - 3.5%
Carnival Corp. unit	3,401	162,364
Darden Restaurants, Inc.	2,224	150,854
Domino's Pizza, Inc.	1,410	170,441
Las Vegas Sands Corp.	3,546	163,967
McDonald's Corp.	3,403	415,370
Norwegian Cruise Line Holdings Ltd. (a)	3,964	183,969
Starbucks Corp.	3,170	174,001
Vail Resorts, Inc.	687	90,169
Wyndham Worldwide Corp.	1,986	133,837
Yum! Brands, Inc.	5,044	414,062
		2,059,034
Household Durables - 1.0%
D.R. Horton, Inc.	7,008	214,164
Mohawk Industries, Inc. (a)	528	103,852
Newell Brands, Inc.	3,898	185,896
Whirlpool Corp.	557	97,263
		601,175
Internet & Catalog Retail - 4.1%
Amazon.com, Inc. (a)	3,169	2,290,521
Priceline Group, Inc. (a)	76	96,089
		2,386,610
Media - 2.7%
Charter Communications, Inc. (a)	664	145,376
Comcast Corp. Class A	14,643	926,902
The Walt Disney Co.	5,210	516,936
		1,589,214
Multiline Retail - 0.3%
Target Corp.	2,185	150,284
Specialty Retail - 4.7%
AutoZone, Inc. (a)	639	487,046
Best Buy Co., Inc.	5,008	161,107
Foot Locker, Inc.	2,418	135,215
GameStop Corp. Class A	2,717	79,065
Home Depot, Inc.	7,811	1,031,989
Lowe's Companies, Inc.	3,664	293,596
O'Reilly Automotive, Inc. (a)	860	227,410
Ross Stores, Inc.	1,747	93,290
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	630	146,796
Urban Outfitters, Inc. (a)	3,713	105,932
		2,761,446
Textiles, Apparel & Luxury Goods - 1.2%
Michael Kors Holdings Ltd. (a)	3,470	148,238
NIKE, Inc. Class B	10,110	558,274
		706,512

TOTAL CONSUMER DISCRETIONARY		10,766,975

CONSUMER STAPLES - 10.1%
Beverages - 3.5%
Anheuser-Busch InBev SA NV ADR	1,115	140,735
Constellation Brands, Inc. Class A (sub. vtg.)	1,057	161,880
Molson Coors Brewing Co. Class B	1,367	135,579
Monster Beverage Corp.	3,038	455,700
PepsiCo, Inc.	3,813	385,761
SABMiller PLC sponsored ADR	4,068	253,266
The Coca-Cola Co.	11,436	510,046
		2,042,967
Food & Staples Retailing - 0.9%
CVS Health Corp.	4,288	413,578
Kroger Co.	3,416	122,156
		535,734
Food Products - 2.6%
Archer Daniels Midland Co.	4,581	195,929
Bunge Ltd.	1,865	125,086
Campbell Soup Co.	3,985	241,371
Danone SA sponsored ADR	26,342	370,764
General Mills, Inc.	1,155	72,511
Mondelez International, Inc.	1,869	83,152
Pilgrim's Pride Corp.	2,869	71,352
Tyson Foods, Inc. Class A	5,824	371,455
		1,531,620
Household Products - 0.6%
Procter & Gamble Co.	4,074	330,157
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	2,038	187,048
Tobacco - 2.2%
Altria Group, Inc.	3,021	192,256
Philip Morris International, Inc.	7,138	704,378
Reynolds American, Inc.	7,720	383,684
		1,280,318

TOTAL CONSUMER STAPLES		5,907,844

ENERGY - 1.1%
Energy Equipment & Services - 0.4%
Schlumberger Ltd.	3,258	248,585
Oil, Gas & Consumable Fuels - 0.7%
EOG Resources, Inc.	2,800	227,808
Marathon Petroleum Corp.	1,771	61,684
Parsley Energy, Inc. Class A (a)	2,691	70,154
Valero Energy Corp.	1,151	62,960
		422,606

TOTAL ENERGY		671,191

FINANCIALS - 4.8%
Banks - 0.3%
JPMorgan Chase & Co.	2,535	165,459
Capital Markets - 1.2%
Charles Schwab Corp.	7,140	218,341
Goldman Sachs Group, Inc.	890	141,937
Greenhill & Co., Inc.	492	10,145
SEI Investments Co.	6,341	326,181
		696,604
Consumer Finance - 0.4%
American Express Co.	1,466	96,404
Discover Financial Services	2,644	150,206
		246,610
Diversified Financial Services - 1.1%
Broadcom Ltd.	1,547	238,795
CME Group, Inc.	2,270	222,210
FactSet Research Systems, Inc.	1,225	194,861
		655,866
Insurance - 0.5%
Everest Re Group Ltd.	675	120,899
MetLife, Inc.	1,744	79,439
Pricoa Global Funding I	1,324	104,927
		305,265
Real Estate Investment Trusts - 1.1%
American Tower Corp.	3,668	388,001
Equity Lifestyle Properties, Inc.	1,001	73,373
Extra Space Storage, Inc.	2,033	189,008
		650,382
Real Estate Management & Development - 0.2%
Realogy Holdings Corp. (a)	2,193	71,930

TOTAL FINANCIALS		2,792,116

HEALTH CARE - 15.5%
Biotechnology - 5.5%
AbbVie, Inc.	3,402	214,088
Alexion Pharmaceuticals, Inc. (a)	1,082	163,274
Amgen, Inc.	4,359	688,504
Biogen, Inc. (a)	499	144,575
Celgene Corp. (a)	7,603	802,269
Gilead Sciences, Inc.	12,882	1,121,507
Vertex Pharmaceuticals, Inc. (a)	740	68,931
		3,203,148
Health Care Equipment & Supplies - 1.3%
Dentsply Sirona, Inc.	874	54,328
Edwards Lifesciences Corp. (a)	2,903	285,946
Hologic, Inc. (a)	4,806	165,374
Steris PLC	883	61,307
Varian Medical Systems, Inc. (a)	2,766	228,997
		795,952
Health Care Providers & Services - 3.1%
Aetna, Inc.	1,314	148,784
Cardinal Health, Inc.	1,734	136,899
Cigna Corp.	1,365	174,870
Community Health Systems, Inc. (a)	3,223	43,317
Express Scripts Holding Co. (a)	2,436	184,040
HCA Holdings, Inc. (a)	6,106	476,390
Laboratory Corp. of America Holdings (a)	1,506	192,693
McKesson Corp.	368	67,396
Molina Healthcare, Inc. (a)	2,017	97,683
UnitedHealth Group, Inc.	2,166	289,529
		1,811,601
Health Care Technology - 0.4%
Cerner Corp. (a)	4,359	242,404
Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc.	3,219	488,548
Pharmaceuticals - 4.4%
Allergan PLC (a)	1,518	357,869
Bristol-Myers Squibb Co.	9,304	667,097
Eli Lilly & Co.	5,534	415,216
Merck & Co., Inc.	5,856	329,459
Novartis AG sponsored ADR	2,981	237,019
Novo Nordisk A/S Series B sponsored ADR	6,203	347,616
Shire PLC sponsored ADR	1,080	201,053
		2,555,329

TOTAL HEALTH CARE		9,096,982

INDUSTRIALS - 8.4%
Aerospace & Defense - 2.9%
General Dynamics Corp.	1,177	166,981
Honeywell International, Inc.	1,990	226,522
Lockheed Martin Corp.	1,300	307,099
Northrop Grumman Corp.	2,914	619,720
Spirit AeroSystems Holdings, Inc. Class A (a)	1,566	73,257
Textron, Inc.	3,036	115,550
The Boeing Co.	257	32,421
United Technologies Corp.	1,639	164,851
		1,706,401
Air Freight & Logistics - 1.5%
C.H. Robinson Worldwide, Inc.	2,377	178,227
Expeditors International of Washington, Inc.	6,113	296,786
FedEx Corp.	970	160,021
United Parcel Service, Inc. Class B	2,609	268,962
		903,996
Airlines - 1.0%
Delta Air Lines, Inc.	9,312	404,700
JetBlue Airways Corp. (a)	3,734	66,951
United Continental Holdings, Inc. (a)	2,848	128,416
		600,067
Building Products - 0.7%
Owens Corning	7,948	405,904
Industrial Conglomerates - 0.6%
Danaher Corp.	1,711	168,294
Roper Technologies, Inc.	1,075	183,911
		352,205
Machinery - 0.2%
Ingersoll-Rand PLC	1,900	126,939
Professional Services - 0.1%
Nielsen Holdings PLC	1,278	68,232
Road & Rail - 1.1%
Canadian Pacific Railway Ltd.	2,403	311,006
Union Pacific Corp.	3,902	328,509
		639,515
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	4,252	150,096

TOTAL INDUSTRIALS		4,953,355

INFORMATION TECHNOLOGY - 33.0%
Communications Equipment - 1.4%
Cisco Systems, Inc.	21,187	615,482
Juniper Networks, Inc.	7,595	177,799
		793,281
Internet Software & Services - 9.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	5,372	440,504
Alphabet, Inc.:
Class A	1,889	1,414,578
Class C	1,750	1,287,510
Dropbox, Inc. (a)(b)	1,441	17,710
Facebook, Inc. Class A (a)	18,775	2,230,658
SurveyMonkey (a)(b)	1,159	10,477
		5,401,437
IT Services - 8.4%
Accenture PLC Class A	2,048	243,651
Alliance Data Systems Corp. (a)	820	182,196
Amdocs Ltd.	1,636	94,872
Automatic Data Processing, Inc.	1,026	90,124
Cognizant Technology Solutions Corp. Class A (a)	7,510	461,414
Fiserv, Inc. (a)	2,489	262,166
FleetCor Technologies, Inc. (a)	3,579	532,877
Global Payments, Inc.	4,667	362,579
IBM Corp.	1,081	166,193
MasterCard, Inc. Class A	7,117	682,520
Vantiv, Inc. (a)	4,763	256,107
Visa, Inc. Class A	20,244	1,598,061
		4,932,760
Semiconductors & Semiconductor Equipment - 4.1%
Analog Devices, Inc.	698	40,833
ARM Holdings PLC sponsored ADR	5,198	224,034
Intel Corp.	8,034	253,794
Lam Research Corp.	8,056	667,117
Microchip Technology, Inc.	6,238	322,380
NVIDIA Corp.	3,554	166,043
NXP Semiconductors NV (a)	2,497	235,942
Qualcomm, Inc.	6,891	378,454
Skyworks Solutions, Inc.	1,436	95,867
		2,384,464
Software - 6.8%
Activision Blizzard, Inc.	4,193	164,617
Adobe Systems, Inc. (a)	4,773	474,770
Autodesk, Inc. (a)	4,359	253,999
Electronic Arts, Inc. (a)	6,853	525,968
Intuit, Inc.	2,123	226,439
Microsoft Corp.	24,452	1,295,956
Oracle Corp.	13,070	525,414
Salesforce.com, Inc. (a)	2,877	240,834
Synopsys, Inc. (a)	3,200	165,344
Take-Two Interactive Software, Inc. (a)	2,766	107,625
		3,980,966
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	18,344	1,831,832

TOTAL INFORMATION TECHNOLOGY		19,324,740

MATERIALS - 2.5%
Chemicals - 2.1%
LyondellBasell Industries NV Class A	5,168	420,468
Monsanto Co.	2,227	250,471
PPG Industries, Inc.	3,157	339,946
Sherwin-Williams Co.	662	192,702
		1,203,587
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	4,300	81,270
Metals & Mining - 0.3%
Steel Dynamics, Inc.	6,856	169,275

TOTAL MATERIALS		1,454,132

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.	4,709	184,357
Verizon Communications, Inc.	14,924	759,632
		943,989
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	6,630	73,527
TOTAL COMMON STOCKS
(Cost $41,198,171)		55,984,851

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.2%
Airbnb, Inc. Series D (a)(b)	783	89,105
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (a)(b)	144	1,770

TOTAL CONVERTIBLE PREFERRED STOCKS		90,875

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Flipkart Series D (a)(b)	365	30,766
TOTAL PREFERRED STOCKS
(Cost $41,557)		121,641
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.23% to 0.33% 6/2/16 to 7/28/16 (c)
(Cost $89,974)	$90,000	89,973
	Shares	Value

Money Market Funds - 4.0%
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.19% (d)
(Cost $2,369,317)	2,369,317	2,369,317
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $43,699,019)		58,565,782
NET OTHER ASSETS (LIABILITIES) - 0.1%		77,768
NET ASSETS - 100%		$58,643,550

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
18 ICE Russell 1000 Growth Index Contracts (United States)	June 2016	1,817,100	$78,672

The face value of futures purchased as a percentage of Net Assets is 3.1%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,501,691.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $149,828 or 0.3% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $89,973.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$31,878
Dropbox, Inc.	5/1/12	$13,044
Dropbox, Inc. Series A	5/25/12	$1,303
Flipkart Series D	10/4/13	$8,376
SurveyMonkey	11/25/14	$19,066

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Blue Chip Growth Fund	$3,290,742	$--	$3,015,203	$1,168	$--
Total	$3,290,742	$--	$3,015,203	$1,168	$--

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$10,886,846	$10,766,975	$--	$119,871
Consumer Staples	5,907,844	5,907,844	--	--
Energy	671,191	671,191	--	--
Financials	2,792,116	2,792,116	--	--
Health Care	9,096,982	9,096,982	--	--
Industrials	4,953,355	4,953,355	--	--
Information Technology	19,326,510	19,296,553	--	29,957
Materials	1,454,132	1,454,132	--	--
Telecommunication Services	943,989	943,989	--	--
Utilities	73,527	73,527	--	--
Other Short-Term Investments	89,973	--	89,973	--
Money Market Funds	2,369,317	2,369,317	--	--
Total Investments in Securities:	$58,565,782	$58,325,981	$89,973	$149,828
Derivative Instruments:
Assets
Futures Contracts	$78,672	$78,672	$--	$--
Total Assets	$78,672	$78,672	$--	$--
Total Derivative Instruments:	$78,672	$78,672	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$78,672	$0
Total Equity Risk	78,672	0
Total Value of Derivatives	$78,672	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $43,699,019)		$58,565,782
Receivable for investments sold		68,472
Receivable for fund shares sold		18,663
Dividends receivable		72,781
Interest receivable		383
Receivable for daily variation margin for derivative instruments		738
Prepaid expenses		324
Other receivables		819
Total assets		58,727,962
Liabilities
Payable for fund shares redeemed	$8,497
Accrued management fee	23,919
Transfer agent fee payable	4,736
Distribution and service plan fees payable	25
Other affiliated payables	1,870
Audit fees payable	39,084
Custody fees payable	5,475
Other payables and accrued expenses	806
Total liabilities		84,412
Net Assets		$58,643,550
Net Assets consist of:
Paid in capital		$40,902,377
Undistributed net investment income		152,261
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,643,382
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,945,530
Net Assets		$58,643,550
Growth Multi-Manager:
Net Asset Value, offering price and redemption price per share ($55,947,573 ÷ 4,247,604 shares)		$13.17
Class F:
Net Asset Value, offering price and redemption price per share ($2,450,932 ÷ 186,056 shares)		$13.17
Class L:
Net Asset Value, offering price and redemption price per share ($122,913 ÷ 9,337 shares)		$13.16
Class N:
Net Asset Value, offering price and redemption price per share ($122,132 ÷ 9,290 shares)		$13.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$804,945
Affiliated issuers		1,168
Interest		1,995
Total income		808,108
Expenses
Management fee	$317,666
Transfer agent fees	59,091
Distribution and service plan fees	299
Accounting fees and expenses	24,587
Custodian fees and expenses	11,164
Independent trustees' fees and expenses	727
Registration fees	41,530
Audit	60,438
Legal	1,084
Miscellaneous	394
Total expenses before reductions	516,980
Expense reductions	(1,412)	515,568
Net investment income (loss)		292,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,871,940
Affiliated issuers	106,639
Foreign currency transactions	(3,494)
Futures contracts	(54,436)
Realized gain distributions from underlying funds:
Affiliated issuers	163,212
Total net realized gain (loss)		4,083,861
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,879,162)
Assets and liabilities in foreign currencies	2,661
Futures contracts	66,833
Total change in net unrealized appreciation (depreciation)		(4,809,668)
Net gain (loss)		(725,807)
Net increase (decrease) in net assets resulting from operations		$(433,267)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$292,540	$238,021
Net realized gain (loss)	4,083,861	6,370,302
Change in net unrealized appreciation (depreciation)	(4,809,668)	943,010
Net increase (decrease) in net assets resulting from operations	(433,267)	7,551,333
Distributions to shareholders from net investment income	(250,913)	(250,833)
Distributions to shareholders from net realized gain	(3,437,178)	(9,557,988)
Total distributions	(3,688,091)	(9,808,821)
Share transactions - net increase (decrease)	(2,366,614)	153,529
Total increase (decrease) in net assets	(6,487,972)	(2,103,959)
Net Assets
Beginning of period	65,131,522	67,235,481
End of period (including undistributed net investment income of $152,261 and undistributed net investment income of $119,410, respectively)	$58,643,550	$65,131,522

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$14.73	$12.70	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B	.06	.05	.08	.07	.02
Net realized and unrealized gain (loss)	(.16)	1.71	2.74	2.22	.46
Total from investment operations	(.10)	1.76	2.82	2.29	.48
Distributions from net investment income	(.05)	(.06)	(.07)	(.06)	(.01)
Distributions from net realized gain	(.72)	(2.38)	(.73)	–	–
Total distributions	(.77)	(2.45)C	(.79)D	(.06)	(.01)
Net asset value, end of period	$13.17	$14.04	$14.73	$12.70	$10.47
Total ReturnE,F	(.66)%	13.15%	22.94%	21.97%	4.83%
Ratios to Average Net AssetsG
Expenses before reductions	.82%	.84%	.83%	.87%	.91%H
Expenses net of fee waivers, if any	.82%	.84%	.80%	.87%	.91%H
Expenses net of all reductions	.82%	.84%	.80%	.87%	.91%H
Net investment income (loss)	.46%	.39%	.55%	.60%	.32%H
Supplemental Data
Net assets, end of period (000 omitted)	$55,948	$62,615	$65,731	$64,621	$52,717
Portfolio turnover rateI	46%	46%	51%	65%	50%H

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.062 and distributions from net realized gain of $2.384 per share.

 D Total distributions of $.79 per share is comprised of distributions from net investment income of $.065 and distributions from net realized gain of $.729 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$14.73	$12.70	$11.31
Income from Investment Operations
Net investment income (loss)B	.07	.07	.09	.03
Net realized and unrealized gain (loss)	(.15)	1.70	2.75	1.41
Total from investment operations	(.08)	1.77	2.84	1.44
Distributions from net investment income	(.07)	(.08)	(.08)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.73)	–
Total distributions	(.79)	(2.46)	(.81)	(.05)
Net asset value, end of period	$13.17	$14.04	$14.73	$12.70
Total ReturnC,D	(.56)%	13.27%	23.05%	12.82%
Ratios to Average Net AssetsE
Expenses before reductions	.72%	.74%	.74%	.72%F
Expenses net of fee waivers, if any	.72%	.74%	.69%	.72%F
Expenses net of all reductions	.72%	.74%	.69%	.72%F
Net investment income (loss)	.55%	.48%	.66%	.64%F
Supplemental Data
Net assets, end of period (000 omitted)	$2,451	$2,269	$1,286	$256
Portfolio turnover rateG	46%	46%	51%	65%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.03	$14.72	$13.96
Income from Investment Operations
Net investment income (loss)B	.06	.05	.05
Net realized and unrealized gain (loss)	(.15)	1.71	1.22
Total from investment operations	(.09)	1.76	1.27
Distributions from net investment income	(.05)	(.07)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.46)
Total distributions	(.78)C	(2.45)	(.51)
Net asset value, end of period	$13.16	$14.03	$14.72
Total ReturnD,E	(.65)%	13.18%	9.28%
Ratios to Average Net AssetsF
Expenses before reductions	.82%	.84%	.85%G
Expenses net of fee waivers, if any	.82%	.84%	.85%G
Expenses net of all reductions	.82%	.84%	.85%G
Net investment income (loss)	.46%	.39%	.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$123	$124	$109
Portfolio turnover rateH	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.053 and distributions from net realized gain of $.722 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.01	$14.71	$13.96
Income from Investment Operations
Net investment income (loss)B	.03	.02	.03
Net realized and unrealized gain (loss)	(.15)	1.70	1.23
Total from investment operations	(.12)	1.72	1.26
Distributions from net investment income	(.02)	(.03)	(.05)
Distributions from net realized gain	(.72)	(2.38)	(.46)
Total distributions	(.74)	(2.42)C	(.51)
Net asset value, end of period	$13.15	$14.01	$14.71
Total ReturnD,E	(.83)%	12.83%	9.17%
Ratios to Average Net AssetsF
Expenses before reductions	1.07%	1.09%	1.10%G
Expenses net of fee waivers, if any	1.07%	1.09%	1.10%G
Expenses net of all reductions	1.06%	1.09%	1.10%G
Net investment income (loss)	.21%	.14%	.32%G
Supplemental Data
Net assets, end of period (000 omitted)	$122	$123	$109
Portfolio turnover rateH	46%	46%	51%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.42 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $2.384 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Growth Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, deferred trustees compensation, security level mergers and exchanges, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$15,835,119
Gross unrealized depreciation	(1,102,928)
Net unrealized appreciation (depreciation) on securities	$14,732,191
Tax Cost	$43,833,591

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$192,660
Undistributed long-term capital gain	$2,816,853
Net unrealized appreciation (depreciation) on securities and other investments	$14,732,286

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$302,461	$ 1,031,435
Long-term Capital Gains	3,385,630	8,777,386
Total	$3,688,091	$ 9,808,821

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(54,436) and a change in net unrealized appreciation (depreciation) of $66,833 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $27,908,802 and $33,921,578, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., FIAM LLC (FIAM)(formerly Pyramis Global Advisors, LLC)(through April 13, 2016), an affiliate of the investment adviser, and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Subsequent to period end, Waddell & Reed Investment Management Co. no longer manages a portion of the Fund's assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$299	$299

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth Multi-Manager	$58,866.10
Class L	113.09
Class N	112.09
	$59,091

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $93 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $25.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Growth Multi-Manager	$1,378
Class L	2
Class N	2
$1,382

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Growth Multi-Manager	$238,634	$241,432
Class F	11,626	8,656
Class L	475	510
Class N	178	235
Total	$250,913	$250,833
From net realized gain
Growth Multi-Manager	$3,295,885	$9,260,375
Class F	128,412	260,707
Class L	6,450	18,460
Class N	6,431	18,446
Total	$3,437,178	$9,557,988

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Growth Multi-Manager
Shares sold	156,433	103,048	$2,082,156	$1,428,473
Reinvestment of distributions	265,932	696,781	3,534,519	9,501,807
Shares redeemed	(635,319)	(802,621)	(8,317,006)	(11,839,923)
Net increase (decrease)	(212,954)	(2,792)	$(2,700,331)	$(909,643)
Class F
Shares sold	73,922	70,412	$973,407	$976,138
Reinvestment of distributions	10,546	19,794	140,038	269,363
Shares redeemed	(60,042)	(15,876)	(793,262)	(219,980)
Net increase (decrease)	24,426	74,330	$320,183	$1,025,521
Class L
Reinvestment of distributions	522	1,391	$6,925	$18,970
Net increase (decrease)	522	1,391	$6,925	$18,970
Class N
Reinvestment of distributions	498	1,371	$6,609	$18,681
Net increase (decrease)	498	1,371	$6,609	$18,681

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Growth Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Growth Multi-Manager	.79%
Actual		$1,000.00	$987.70	$3.93
Hypothetical-C		$1,000.00	$1,021.05	$3.99
Class F	.69%
Actual		$1,000.00	$988.30	$3.43
Hypothetical-C		$1,000.00	$1,021.55	$3.49
Class L	.78%
Actual		$1,000.00	$987.70	$3.88
Hypothetical-C		$1,000.00	$1,021.10	$3.94
Class N	1.03%
Actual		$1,000.00	$986.90	$5.12
Hypothetical-C		$1,000.00	$1,019.85	$5.20

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Strategic Advisers Growth Multi-Manager Fund	07/18/16	07/15/16	$0.034	$0.644
Class F	07/18/16	07/15/16	$0.040	$0.644
Class L	07/18/16	07/15/16	$0.035	$0.644
Class N	07/18/16	07/15/16	$0.022	$0.644

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016 $4,185,111, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designates 100% of the dividends distributed in July and December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Growth Multi-Manager Fund, Class F, Class L, and Class N designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

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Strategic Advisers® Core Multi-Manager Fund Class L and Class N Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Class L	0.61%	13.62%
Class N	0.36%	13.47%

 A From November 16, 2011.

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund - Class L on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$17,860	Strategic Advisers® Core Multi-Manager Fund - Class L
$18,690	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted slight gains but trailed the benchmark S&P 500®. The Fund underperformed the benchmark primarily because several of our underlying managers were out of step with the more-defensive sectors and strategies that led the market. Sub-advisers FIAM (formerly Pyramis Global Advisors) and JPMorgan Investment Management were the primary relative detractors. Both were hurt by underweighting more-defensive sectors, overweighting economically sensitive groups, and unfavorable stock picks across several categories. On the plus side, sub-adviser T. Rowe Price was the top relative contributor. T. Rowe Price's benchmark-like, sector-neutral core strategy worked well, yielding beneficial positioning in energy, along with productive picks in consumer discretionary and materials. We reduced the number of managers in the Fund in order to maintain a more concentrated portfolio. As a result, sub-advisers T. Rowe Price and OppenheimerFunds were defunded. Early in the period, we shifted all remaining assets away from value-oriented sub-adviser Cornerstone Investment Partners, and subsequently did not renew its sub-advisory contract. We increased our allocation to sub-adviser AllianceBernstein to augment exposure to momentum-based strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class C	3.5	2.2
U.S. Bancorp	2.4	1.2
Microsoft Corp.	2.2	2.3
Apple, Inc.	2.1	2.9
United Technologies Corp.	2.0	0.5
Comcast Corp. Class A	2.0	1.2
Honeywell International, Inc.	1.7	1.5
PepsiCo, Inc.	1.6	1.6
Pfizer, Inc.	1.5	1.2
Northrop Grumman Corp.	1.5	1.1
	20.5

Top Five Market Sectors as of May 31, 2016

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.3
Financials	14.0	14.4
Health Care	13.9	15.4
Industrials	12.8	11.8
Consumer Discretionary	11.8	12.6

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	93.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.4%

As of November 30, 2015
Common Stocks	95.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.8%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 0.2%
Delphi Automotive PLC	1,369	$93,037
Johnson Controls, Inc.	129	5,695
		98,732
Automobiles - 0.3%
General Motors Co.	4,200	131,376
Tesla Motors, Inc. (a)	28	6,250
		137,626
Hotels, Restaurants & Leisure - 1.3%
Chipotle Mexican Grill, Inc. (a)	189	83,530
Las Vegas Sands Corp.	267	12,346
McDonald's Corp.	843	102,897
Red Rock Resorts, Inc.	1,595	32,522
Royal Caribbean Cruises Ltd.	1,896	146,731
Wyndham Worldwide Corp.	2,661	179,325
Yum! Brands, Inc.	2,126	174,523
		731,874
Household Durables - 0.6%
D.R. Horton, Inc.	3,537	108,091
Harman International Industries, Inc.	1,376	107,658
Mohawk Industries, Inc. (a)	274	53,893
PulteGroup, Inc.	2,413	45,268
Toll Brothers, Inc. (a)	1,099	32,036
		346,946
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	576	416,327
Priceline Group, Inc. (a)	135	170,685
		587,012
Media - 5.7%
Charter Communications, Inc. (a)	1,281	280,441
Comcast Corp. Class A	17,602	1,114,207
DISH Network Corp. Class A (a)	2,514	125,449
Liberty Global PLC Class A (a)	1,776	66,334
Liberty Media Corp.:
rights 6/16/16 (a)	2	4
Liberty Braves Class A (a)	5	78
Liberty Media Class A (a)	12	234
Liberty SiriusXM Class A (a)	4,431	141,305
MSG Network, Inc. Class A (a)	3,862	66,851
The Madison Square Garden Co. (a)	2,154	360,860
The Walt Disney Co.	2,107	209,057
Time Warner, Inc.	6,599	499,280
Twenty-First Century Fox, Inc. Class A	9,493	274,158
Viacom, Inc. Class B (non-vtg.)	863	38,291
		3,176,549
Multiline Retail - 0.2%
Target Corp.	1,288	88,589
Specialty Retail - 2.3%
Best Buy Co., Inc.	3,544	114,010
Home Depot, Inc.	2,803	370,332
Lowe's Companies, Inc.	8,589	688,237
TJX Companies, Inc.	1,704	129,708
		1,302,287
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	1,317	82,075

TOTAL CONSUMER DISCRETIONARY		6,551,690

CONSUMER STAPLES - 9.4%
Beverages - 4.9%
Anheuser-Busch InBev SA NV ADR	2,982	376,388
Coca-Cola European Partners PLC	11,826	458,967
Diageo PLC	1,066	28,926
Molson Coors Brewing Co. Class B	5,897	584,864
PepsiCo, Inc.	8,732	883,416
The Coca-Cola Co.	8,277	369,154
		2,701,715
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	1,322	196,674
CVS Health Corp.	3,514	338,925
Kroger Co.	7,204	257,615
Walgreens Boots Alliance, Inc.	391	30,263
		823,477
Food Products - 1.0%
General Mills, Inc.	1,736	108,986
Kellogg Co.	1,787	132,899
Mead Johnson Nutrition Co. Class A	1,410	116,015
Mondelez International, Inc.	5,153	229,257
		587,157
Household Products - 0.6%
Kimberly-Clark Corp.	1,739	220,923
Procter & Gamble Co.	1,655	134,121
		355,044
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A	56	5,140
Tobacco - 1.4%
Altria Group, Inc.	3,598	228,977
British American Tobacco PLC sponsored ADR	205	24,938
Philip Morris International, Inc.	5,160	509,189
		763,104

TOTAL CONSUMER STAPLES		5,235,637

ENERGY - 6.1%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	646	29,961
Halliburton Co.	2,436	102,750
Schlumberger Ltd.	525	40,058
		172,769
Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp.	470	24,374
Apache Corp.	1,166	66,625
Cabot Oil & Gas Corp.	4,739	113,594
Chevron Corp.	6,874	694,274
Concho Resources, Inc. (a)	893	108,357
ConocoPhillips Co.	2,062	90,295
Devon Energy Corp.	307	11,080
Diamondback Energy, Inc.	1,333	121,236
EOG Resources, Inc.	1,519	123,586
EQT Corp.	2,902	212,572
Exxon Mobil Corp.	4,184	372,460
Imperial Oil Ltd.	1,420	45,252
Kinder Morgan, Inc.	3,432	62,051
Occidental Petroleum Corp.	5,927	447,133
Pioneer Natural Resources Co.	1,379	221,081
Royal Dutch Shell PLC Class A sponsored ADR	4,755	230,570
Suncor Energy, Inc.	3,360	92,805
The Williams Companies, Inc.	3,299	73,106
Valero Energy Corp.	1,736	94,959
YPF SA Class D sponsored ADR	1,171	24,486
		3,229,896

TOTAL ENERGY		3,402,665

FINANCIALS - 14.0%
Banks - 7.0%
Bank of America Corp.	36,039	533,017
Citigroup, Inc.	10,522	490,010
East West Bancorp, Inc.	1,571	60,641
JPMorgan Chase & Co.	7,652	499,446
KeyCorp	6,430	82,433
PNC Financial Services Group, Inc.	435	39,037
Standard Chartered PLC (United Kingdom)	1,612	12,358
SVB Financial Group (a)	728	80,226
U.S. Bancorp	30,896	1,322,967
Wells Fargo & Co.	14,661	743,606
		3,863,741
Capital Markets - 2.0%
Ameriprise Financial, Inc.	761	77,371
BlackRock, Inc. Class A	518	188,474
Charles Schwab Corp.	5,382	164,582
Franklin Resources, Inc.	193	7,209
Goldman Sachs Group, Inc.	1,365	217,690
Invesco Ltd.	2,185	68,609
Morgan Stanley	11,426	312,730
State Street Corp.	1,298	81,852
		1,118,517
Consumer Finance - 0.7%
American Express Co.	72	4,735
Discover Financial Services	3,202	181,906
Synchrony Financial (a)	6,689	208,697
		395,338
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. Class B (a)	1,684	236,669
Broadcom Ltd.	2,697	416,309
IntercontinentalExchange, Inc.	443	120,106
McGraw Hill Financial, Inc.	1,245	139,203
		912,287
Insurance - 1.1%
American International Group, Inc.	2,378	137,639
Arthur J. Gallagher & Co.	1,272	61,476
Chubb Ltd.	1,246	157,756
Marsh & McLennan Companies, Inc.	459	30,326
MetLife, Inc.	4,572	208,255
		595,452
Real Estate Investment Trusts - 1.6%
American Tower Corp.	1,011	106,944
AvalonBay Communities, Inc.	839	150,919
Crown Castle International Corp.	3,903	354,431
Kimco Realty Corp.	3,639	102,547
MGM Growth Properties LLC	1,161	26,703
Prologis, Inc.	980	46,579
Weyerhaeuser Co.	3,815	120,173
		908,296

TOTAL FINANCIALS		7,793,631

HEALTH CARE - 13.9%
Biotechnology - 3.1%
AbbVie, Inc.	2,040	128,377
Alexion Pharmaceuticals, Inc. (a)	1,086	163,877
Amgen, Inc.	2,770	437,522
Biogen, Inc. (a)	682	197,596
BioMarin Pharmaceutical, Inc. (a)	672	60,245
Celgene Corp. (a)	2,011	212,201
Gilead Sciences, Inc.	4,228	368,090
Intercept Pharmaceuticals, Inc. (a)	100	14,836
Vertex Pharmaceuticals, Inc. (a)	1,725	160,684
		1,743,428
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	11,958	473,896
Baxter International, Inc.	7,283	314,334
Becton, Dickinson & Co.	1,044	173,774
Boston Scientific Corp. (a)	9,312	211,476
Medtronic PLC	5,503	442,881
Zimmer Biomet Holdings, Inc.	1,166	142,380
		1,758,741
Health Care Providers & Services - 2.4%
Aetna, Inc.	1,897	214,797
Anthem, Inc.	782	103,349
Cigna Corp.	57	7,302
Express Scripts Holding Co. (a)	502	37,926
Humana, Inc.	512	88,325
McKesson Corp.	2,222	406,937
UnitedHealth Group, Inc.	3,555	475,197
		1,333,833
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	799	115,719
Pharmaceuticals - 5.0%
Allergan PLC (a)	817	192,608
Bayer AG	40	3,809
Bristol-Myers Squibb Co.	4,946	354,628
Eli Lilly & Co.	3,561	267,182
GlaxoSmithKline PLC sponsored ADR	2,468	104,569
Johnson & Johnson	4,872	549,026
Novartis AG sponsored ADR	116	9,223
Pfizer, Inc.	24,083	835,680
Sanofi SA	232	19,069
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,357	70,388
Zoetis, Inc. Class A	7,242	343,416
		2,749,598

TOTAL HEALTH CARE		7,701,319

INDUSTRIALS - 12.8%
Aerospace & Defense - 7.1%
General Dynamics Corp.	13	1,844
Honeywell International, Inc.	8,018	912,689
L-3 Communications Holdings, Inc.	861	118,138
Lockheed Martin Corp.	2,113	499,154
Northrop Grumman Corp.	3,821	812,612
Raytheon Co.	3,145	407,812
The Boeing Co.	515	64,967
United Technologies Corp.	11,230	1,129,513
		3,946,729
Air Freight & Logistics - 0.2%
FedEx Corp.	223	36,788
United Parcel Service, Inc. Class B	851	87,730
		124,518
Airlines - 0.5%
Delta Air Lines, Inc.	4,882	212,172
United Continental Holdings, Inc. (a)	1,805	81,387
		293,559
Building Products - 0.4%
Allegion PLC	1,583	107,074
Masco Corp.	4,101	133,857
		240,931
Electrical Equipment - 0.6%
Eaton Corp. PLC	4,640	285,963
Emerson Electric Co.	584	30,380
		316,343
Industrial Conglomerates - 2.1%
Danaher Corp.	5,694	560,062
General Electric Co.	19,906	601,758
		1,161,820
Machinery - 0.6%
Caterpillar, Inc.	44	3,190
Cummins, Inc.	37	4,235
Deere & Co.	288	23,700
PACCAR, Inc.	2,392	133,354
Stanley Black & Decker, Inc.	1,319	149,284
		313,763
Road & Rail - 1.3%
Canadian Pacific Railway Ltd.	933	120,752
CSX Corp.	1,723	45,539
Norfolk Southern Corp.	248	20,847
Union Pacific Corp.	6,331	533,007
		720,145

TOTAL INDUSTRIALS		7,117,808

INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 0.6%
Cisco Systems, Inc.	12,311	357,635
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	9,369	550,148
Corning, Inc.	2,993	62,524
TE Connectivity Ltd.	2,727	163,620
		776,292
Internet Software & Services - 5.4%
Alphabet, Inc.:
Class A	160	119,816
Class C	2,652	1,951,120
eBay, Inc. (a)	8,656	211,726
Facebook, Inc. Class A (a)	5,662	672,702
Twitter, Inc. (a)	572	8,706
Velti PLC (a)(b)	976	4
Yahoo!, Inc. (a)	533	20,222
		2,984,296
IT Services - 2.7%
Accenture PLC Class A	2,438	290,049
ASAC II LP (a)(b)	1,527	45,689
Cognizant Technology Solutions Corp. Class A (a)	366	22,487
Fidelity National Information Services, Inc.	2,350	174,535
First Data Corp. (c)	1,218	15,262
First Data Corp. Class A (a)	115	1,441
IBM Corp.	1,322	203,244
MasterCard, Inc. Class A	833	79,885
PayPal Holdings, Inc. (a)	457	17,270
Sabre Corp.	4,085	115,074
Vantiv, Inc. (a)	1,400	75,278
Visa, Inc. Class A	5,744	453,431
		1,493,645
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	7,369	431,087
Lam Research Corp.	3,219	266,565
NXP Semiconductors NV (a)	3,538	334,306
Qualcomm, Inc.	6,501	357,035
Texas Instruments, Inc.	2,495	151,197
Xilinx, Inc.	985	46,679
		1,586,869
Software - 3.5%
Adobe Systems, Inc. (a)	2,878	286,275
Electronic Arts, Inc. (a)	1,860	142,755
Microsoft Corp.	23,523	1,246,719
Oracle Corp.	4,886	196,417
Salesforce.com, Inc. (a)	78	6,529
Workday, Inc. Class A (a)	603	45,732
		1,924,427
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	11,536	1,151,985
EMC Corp.	2,564	71,664
HP, Inc.	400	5,352
Western Digital Corp.	1,868	86,937
		1,315,938

TOTAL INFORMATION TECHNOLOGY		10,439,102

MATERIALS - 2.4%
Chemicals - 1.4%
Axiall Corp.	1,354	31,535
E.I. du Pont de Nemours & Co.	2,953	193,156
Eastman Chemical Co.	2,417	177,311
LyondellBasell Industries NV Class A	288	23,432
Monsanto Co.	921	103,585
PPG Industries, Inc.	57	6,138
The Dow Chemical Co.	3,063	157,316
The Mosaic Co.	3,373	85,101
		777,574
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	308	58,224
Containers & Packaging - 0.9%
Crown Holdings, Inc. (a)	2,618	136,581
Sealed Air Corp.	7,237	336,086
		472,667

TOTAL MATERIALS		1,308,465

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	6,872	269,039
Verizon Communications, Inc.	5,654	287,789
		556,828
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc. (a)	5,590	239,028
Vodafone Group PLC sponsored ADR	8,600	292,314
		531,342

TOTAL TELECOMMUNICATION SERVICES		1,088,170

UTILITIES - 2.4%
Electric Utilities - 1.9%
Edison International	2,343	167,829
Exelon Corp.	1,317	45,134
ITC Holdings Corp.	4,851	215,967
NextEra Energy, Inc.	4,303	516,876
Xcel Energy, Inc.	2,584	106,900
		1,052,706
Multi-Utilities - 0.5%
CMS Energy Corp.	1,607	67,205
Public Service Enterprise Group, Inc.	2,003	89,634
Sempra Energy	889	95,230
		252,069

TOTAL UTILITIES		1,304,775

TOTAL COMMON STOCKS
(Cost $41,453,825)		51,943,262

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series D (b)
(Cost $6,909)	151	6,643
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.25% to 0.3% 6/9/16 to 7/28/16 (d)
(Cost $109,966)	$110,000	109,966
	Shares

Money Market Funds - 5.9%
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.19% (e)
(Cost $3,247,415)	3,247,415	3,247,415
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $44,818,115)		55,307,286
NET OTHER ASSETS (LIABILITIES) - 0.3%		156,522
NET ASSETS - 100%		$55,463,808

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
19 CME E-mini S&P 500 Index Contracts (United States)	June 2016	1,990,155	$109,707

The face value of futures purchased as a percentage of Net Assets is 3.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,763,932.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $52,336 or 0.1% of net assets.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,262 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $109,966.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$15,270
The Honest Co., Inc. Series D	8/12/15	$6,909
Velti PLC	4/19/13	$1,464

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$6,558,333	$6,551,690	$--	$6,643
Consumer Staples	5,235,637	5,206,711	28,926	--
Energy	3,402,665	3,402,665	--	--
Financials	7,793,631	7,793,631	--	--
Health Care	7,701,319	7,678,441	22,878	--
Industrials	7,117,808	7,117,808	--	--
Information Technology	10,439,102	10,393,409	4	45,689
Materials	1,308,465	1,308,465	--	--
Telecommunication Services	1,088,170	1,088,170	--	--
Utilities	1,304,775	1,304,775	--	--
Other Short-Term Investments	109,966	--	109,966	--
Money Market Funds	3,247,415	3,247,415	--	--
Total Investments in Securities:	$55,307,286	$55,093,180	$161,774	$52,332
Derivative Instruments:
Assets
Futures Contracts	$109,707	$109,707	$--	$--
Total Assets	$109,707	$109,707	$--	$--
Total Derivative Instruments:	$109,707	$109,707	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$109,707	$0
Total Equity Risk	109,707	0
Total Value of Derivatives	$109,707	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $44,818,115)		$55,307,286
Receivable for investments sold		950,233
Receivable for fund shares sold		15,237
Dividends receivable		107,849
Interest receivable		507
Prepaid expenses		303
Receivable from investment adviser for expense reductions		7,765
Other receivables		3,510
Total assets		56,392,690
Liabilities
Payable for investments purchased	$781,022
Payable for fund shares redeemed	2,277
Accrued management fee	27,294
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	2,280
Custodian fees payable	70,594
Other affiliated payables	5,695
Other payables and accrued expenses	39,695
Total liabilities		928,882
Net Assets		$55,463,808
Net Assets consist of:
Paid in capital		$42,485,061
Undistributed net investment income		175,050
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,204,856
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,598,841
Net Assets		$55,463,808
Core Multi-Manager:
Net Asset Value, offering price and redemption price per share ($52,330,000 ÷ 4,320,907 shares)		$12.11
Class F:
Net Asset Value, offering price and redemption price per share ($2,890,798 ÷ 237,834 shares)		$12.15
Class L:
Net Asset Value, offering price and redemption price per share ($121,890 ÷ 10,063 shares)		$12.11
Class N:
Net Asset Value, offering price and redemption price per share ($121,120 ÷ 10,012 shares)		$12.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$1,051,567
Interest		2,543
Total income		1,054,110
Expenses
Management fee	$349,050
Transfer agent fees	54,078
Distribution and service plan fees	292
Accounting fees and expenses	22,728
Custodian fees and expenses	165,800
Independent trustees' fees and expenses	674
Registration fees	41,601
Audit	60,538
Legal	1,480
Miscellaneous	505
Total expenses before reductions	696,746
Expense reductions	(133,375)	563,371
Net investment income (loss)		490,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,402,801
Foreign currency transactions	1,760
Futures contracts	(28,058)
Total net realized gain (loss)		3,376,503
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,946,337)
Assets and liabilities in foreign currencies	30
Futures contracts	72,866
Total change in net unrealized appreciation (depreciation)		(3,873,441)
Net gain (loss)		(496,938)
Net increase (decrease) in net assets resulting from operations		$(6,199)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$490,739	$467,085
Net realized gain (loss)	3,376,503	6,941,722
Change in net unrealized appreciation (depreciation)	(3,873,441)	(1,350,852)
Net increase (decrease) in net assets resulting from operations	(6,199)	6,057,955
Distributions to shareholders from net investment income	(513,897)	(502,834)
Distributions to shareholders from net realized gain	(4,359,150)	(10,159,157)
Total distributions	(4,873,047)	(10,661,991)
Share transactions - net increase (decrease)	(3,202,704)	5,466,347
Total increase (decrease) in net assets	(8,081,950)	862,311
Net Assets
Beginning of period	63,545,758	62,683,447
End of period (including undistributed net investment income of $175,050 and undistributed net investment income of $209,199, respectively)	$55,463,808	$63,545,758

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.07	$14.28	$13.02	$10.61	$10.00
Income from Investment Operations
Net investment income (loss)B	.10	.10	.11	.13	.05
Net realized and unrealized gain (loss)	(.04)	1.28	2.27	2.60	.57
Total from investment operations	.06	1.38	2.38	2.73	.62
Distributions from net investment income	(.11)	(.12)	(.11)	(.12)	(.01)
Distributions from net realized gain	(.91)	(2.47)	(1.02)	(.20)	–
Total distributions	(1.02)	(2.59)	(1.12)C	(.32)	(.01)
Net asset value, end of period	$12.11	$13.07	$14.28	$13.02	$10.61
Total ReturnD,E	.61%	10.70%	19.49%	26.33%	6.24%
Ratios to Average Net AssetsF
Expenses before reductions	1.20%	1.14%	1.21%	1.03%	1.10%G
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%	.97%G
Expenses net of all reductions	.97%	.97%	.97%	.96%	.97%G
Net investment income (loss)	.84%	.78%	.80%	1.12%	.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$52,330	$60,606	$60,938	$67,623	$53,266
Portfolio turnover rateH	143%	151%	134%	95%	77%G

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.10	$14.30	$13.02	$11.62
Income from Investment Operations
Net investment income (loss)B	.11	.11	.12	.06
Net realized and unrealized gain (loss)	(.04)	1.28	2.28	1.46
Total from investment operations	.07	1.39	2.40	1.52
Distributions from net investment income	(.11)	(.12)	(.11)	(.08)
Distributions from net realized gain	(.91)	(2.47)	(1.02)	(.04)
Total distributions	(1.02)	(2.59)	(1.12)C	(.12)
Net asset value, end of period	$12.15	$13.10	$14.30	$13.02
Total ReturnD,E	.69%	10.78%	19.66%	13.22%
Ratios to Average Net AssetsF
Expenses before reductions	1.10%	1.05%	1.11%	.96%G
Expenses net of fee waivers, if any	.87%	.87%	.87%	.87%G
Expenses net of all reductions	.87%	.87%	.87%	.86%G
Net investment income (loss)	.93%	.88%	.90%	1.02%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,891	$2,698	$1,527	$285
Portfolio turnover rateH	143%	151%	134%	95%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.07	$14.29	$13.50
Income from Investment Operations
Net investment income (loss)B	.10	.10	.07
Net realized and unrealized gain (loss)	(.04)	1.27	1.19
Total from investment operations	.06	1.37	1.26
Distributions from net investment income	(.11)	(.12)	(.06)
Distributions from net realized gain	(.91)	(2.47)	(.41)
Total distributions	(1.02)	(2.59)	(.47)
Net asset value, end of period	$12.11	$13.07	$14.29
Total ReturnC,D	.61%	10.62%	9.50%
Ratios to Average Net AssetsE
Expenses before reductions	1.20%	1.14%	1.19%F
Expenses net of fee waivers, if any	.97%	.97%	.97%F
Expenses net of all reductions	.97%	.97%	.97%F
Net investment income (loss)	.83%	.78%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$122	$121	$109
Portfolio turnover rateG	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.06	$14.27	$13.50
Income from Investment Operations
Net investment income (loss)B	.07	.07	.05
Net realized and unrealized gain (loss)	(.04)	1.28	1.18
Total from investment operations	.03	1.35	1.23
Distributions from net investment income	(.08)	(.09)	(.06)
Distributions from net realized gain	(.91)	(2.47)	(.41)
Total distributions	(.99)	(2.56)	(.46)C
Net asset value, end of period	$12.10	$13.06	$14.27
Total ReturnD,E	.36%	10.43%	9.32%
Ratios to Average Net AssetsF
Expenses before reductions	1.45%	1.39%	1.45%G
Expenses net of fee waivers, if any	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.22%	1.22%	1.22%G
Net investment income (loss)	.58%	.53%	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$121	$121	$109
Portfolio turnover rateH	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,695,988
Gross unrealized depreciation	(833,931)
Net unrealized appreciation (depreciation) on securities	$9,862,057
Tax Cost	$45,445,229

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$175,617
Undistributed long-term capital gain	$2,941,714
Net unrealized appreciation (depreciation) on securities and other investments	$9,862,020

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$1,137,130	$ 2,948,352
Long-term Capital Gains	3,735,917	7,713,639
Total	$4,873,047	$ 10,661,991

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(28,058) and a change in net unrealized appreciation (depreciation) of $72,866 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $80,008,350 and $88,175,918, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Cornerstone Investment Partners, LLC (through June 29, 2015), First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc. (through March 2, 2016), FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and T. Rowe Price Associates, Inc. (through March 2, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Oppenheimer Funds, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners), T. Rowe Price Associates, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$292	$292

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$53,850.10
Class L	114.10
Class N	114.10
	$54,078

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,713 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $92 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $2,679.

The investment adviser has contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Multi-Manager	.97%	$122,347
Class F	.87%	6,385
Class L	.97%	259
Class N	1.22%	258

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $23.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $24 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Core Multi-Manager	$1,396
Class L	2
Class N	2
Total	$1,400

Effective June 1, 2016, the expense limitations were changed to:

Expense Limitations
Core Multi-Manager	.90%
Class F	.80%
Class L	.90%
Class N	1.15%

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Core Multi-Manager	$487,696	$484,614
Class F	24,473	16,549
Class L	1,009	976
Class N	719	695
Total	$513,897	$502,834
From net realized gain
Core Multi-Manager	$4,135,487	$9,798,347
Class F	206,573	321,329
Class L	8,557	19,746
Class N	8,533	19,735
Total	$4,359,150	$10,159,157

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Core Multi-Manager
Shares sold	96,245	95,933	$1,129,447	$1,251,118
Reinvestment of distributions	384,610	796,463	4,623,183	10,282,961
Shares redeemed	(796,791)	(521,747)	(9,362,604)	(7,398,943)
Net increase (decrease)	(315,936)	370,649	$(3,609,974)	$4,135,136
Class F
Shares sold	92,805	90,367	$1,114,584	$1,178,800
Reinvestment of distributions	19,171	26,179	231,046	337,878
Shares redeemed	(80,075)	(17,383)	(957,178)	(226,619)
Net increase (decrease)	31,901	99,163	$388,452	$1,290,059
Class L
Reinvestment of distributions	796	1,605	9,566	20,722
Net increase (decrease)	796	1,605	$9,566	$20,722
Class N
Reinvestment of distributions	769	1,583	9,252	20,430
Net increase (decrease)	769	1,583	$9,252	$20,430

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Core Multi-Manager	.97%
Actual		$1,000.00	$1,012.90	$4.88-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class F	.87%
Actual		$1,000.00	$1,012.90	$4.38-E
Hypothetical-D		$1,000.00	$1,020.65	$4.39-E
Class L	.97%
Actual		$1,000.00	$1,012.90	$4.88-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class N	1.22%
Actual		$1,000.00	$1,012.30	$6.14-C
Hypothetical-D		$1,000.00	$1,018.90	$6.16-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Class' contractual expenses effective June 1, 2016, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

 D 5% return per year before expenses

 E If fees and changes to the Class' voluntary expenses cap effective June1, 2016, had been in effect during the entire period, the annualized expense ratio would have been .80% and the expenses paid in the actual and hypothetical examples above would have been $4.03 and $4.04, respectively.

	Annualized Expense Ratio	Expenses Paid
Core Multi-Manager	.90%
Actual		$4.53
Hypothetical		$4.55
Class L	.90%
Actual		$4.53
Hypothetical		$4.55
Class N	1.15%
Actual		$5.79
Hypothetical		$5.81

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund
Strategic Advisers Core Multi-Manager Fund	07/18/16	07/15/16	$0.041	$0.641
Class F	07/18/16	07/15/16	$0.041	$0.641
Class L	07/18/16	07/15/16	$0.041	$0.641
Class N	07/18/16	07/15/16	$0.029	$0.641

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $3,826,559, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 47%, and 100%; Class F designates 47%, and 100%; Class L designates 47% and 100%; and Class N designates 51%, and 100% of the dividends distributed in July and December respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 56%, and 100%; Class F designates 56%, and 100%; Class L designates 56%, and 100%; and Class N designates 60% and 100% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMC-L-MMC-N-ANN-0716
1.9585620.102

Strategic Advisers® Core Multi-Manager Fund Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Strategic Advisers® Core Multi-Manager Fund	0.61%	13.62%

 A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,860	Strategic Advisers® Core Multi-Manager Fund
$18,690	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted slight gains but trailed the benchmark S&P 500®. The Fund underperformed the benchmark primarily because several of our underlying managers were out of step with the more-defensive sectors and strategies that led the market. Sub-advisers FIAM (formerly Pyramis Global Advisors) and JPMorgan Investment Management were the primary relative detractors. Both were hurt by underweighting more-defensive sectors, overweighting economically sensitive groups, and unfavorable stock picks across several categories. On the plus side, sub-adviser T. Rowe Price was the top relative contributor. T. Rowe Price's benchmark-like, sector-neutral core strategy worked well, yielding beneficial positioning in energy, along with productive picks in consumer discretionary and materials. We reduced the number of managers in the Fund in order to maintain a more concentrated portfolio. As a result, sub-advisers T. Rowe Price and OppenheimerFunds were defunded. Early in the period, we shifted all remaining assets away from value-oriented sub-adviser Cornerstone Investment Partners, and subsequently did not renew its sub-advisory contract. We increased our allocation to sub-adviser AllianceBernstein to augment exposure to momentum-based strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class C	3.5	2.2
U.S. Bancorp	2.4	1.2
Microsoft Corp.	2.2	2.3
Apple, Inc.	2.1	2.9
United Technologies Corp.	2.0	0.5
Comcast Corp. Class A	2.0	1.2
Honeywell International, Inc.	1.7	1.5
PepsiCo, Inc.	1.6	1.6
Pfizer, Inc.	1.5	1.2
Northrop Grumman Corp.	1.5	1.1
	20.5

Top Five Market Sectors as of May 31, 2016

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.3
Financials	14.0	14.4
Health Care	13.9	15.4
Industrials	12.8	11.8
Consumer Discretionary	11.8	12.6

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	93.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.4%

As of November 30, 2015
Common Stocks	95.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.8%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 0.2%
Delphi Automotive PLC	1,369	$93,037
Johnson Controls, Inc.	129	5,695
		98,732
Automobiles - 0.3%
General Motors Co.	4,200	131,376
Tesla Motors, Inc. (a)	28	6,250
		137,626
Hotels, Restaurants & Leisure - 1.3%
Chipotle Mexican Grill, Inc. (a)	189	83,530
Las Vegas Sands Corp.	267	12,346
McDonald's Corp.	843	102,897
Red Rock Resorts, Inc.	1,595	32,522
Royal Caribbean Cruises Ltd.	1,896	146,731
Wyndham Worldwide Corp.	2,661	179,325
Yum! Brands, Inc.	2,126	174,523
		731,874
Household Durables - 0.6%
D.R. Horton, Inc.	3,537	108,091
Harman International Industries, Inc.	1,376	107,658
Mohawk Industries, Inc. (a)	274	53,893
PulteGroup, Inc.	2,413	45,268
Toll Brothers, Inc. (a)	1,099	32,036
		346,946
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	576	416,327
Priceline Group, Inc. (a)	135	170,685
		587,012
Media - 5.7%
Charter Communications, Inc. (a)	1,281	280,441
Comcast Corp. Class A	17,602	1,114,207
DISH Network Corp. Class A (a)	2,514	125,449
Liberty Global PLC Class A (a)	1,776	66,334
Liberty Media Corp.:
rights 6/16/16 (a)	2	4
Liberty Braves Class A (a)	5	78
Liberty Media Class A (a)	12	234
Liberty SiriusXM Class A (a)	4,431	141,305
MSG Network, Inc. Class A (a)	3,862	66,851
The Madison Square Garden Co. (a)	2,154	360,860
The Walt Disney Co.	2,107	209,057
Time Warner, Inc.	6,599	499,280
Twenty-First Century Fox, Inc. Class A	9,493	274,158
Viacom, Inc. Class B (non-vtg.)	863	38,291
		3,176,549
Multiline Retail - 0.2%
Target Corp.	1,288	88,589
Specialty Retail - 2.3%
Best Buy Co., Inc.	3,544	114,010
Home Depot, Inc.	2,803	370,332
Lowe's Companies, Inc.	8,589	688,237
TJX Companies, Inc.	1,704	129,708
		1,302,287
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	1,317	82,075

TOTAL CONSUMER DISCRETIONARY		6,551,690

CONSUMER STAPLES - 9.4%
Beverages - 4.9%
Anheuser-Busch InBev SA NV ADR	2,982	376,388
Coca-Cola European Partners PLC	11,826	458,967
Diageo PLC	1,066	28,926
Molson Coors Brewing Co. Class B	5,897	584,864
PepsiCo, Inc.	8,732	883,416
The Coca-Cola Co.	8,277	369,154
		2,701,715
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	1,322	196,674
CVS Health Corp.	3,514	338,925
Kroger Co.	7,204	257,615
Walgreens Boots Alliance, Inc.	391	30,263
		823,477
Food Products - 1.0%
General Mills, Inc.	1,736	108,986
Kellogg Co.	1,787	132,899
Mead Johnson Nutrition Co. Class A	1,410	116,015
Mondelez International, Inc.	5,153	229,257
		587,157
Household Products - 0.6%
Kimberly-Clark Corp.	1,739	220,923
Procter & Gamble Co.	1,655	134,121
		355,044
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A	56	5,140
Tobacco - 1.4%
Altria Group, Inc.	3,598	228,977
British American Tobacco PLC sponsored ADR	205	24,938
Philip Morris International, Inc.	5,160	509,189
		763,104

TOTAL CONSUMER STAPLES		5,235,637

ENERGY - 6.1%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	646	29,961
Halliburton Co.	2,436	102,750
Schlumberger Ltd.	525	40,058
		172,769
Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp.	470	24,374
Apache Corp.	1,166	66,625
Cabot Oil & Gas Corp.	4,739	113,594
Chevron Corp.	6,874	694,274
Concho Resources, Inc. (a)	893	108,357
ConocoPhillips Co.	2,062	90,295
Devon Energy Corp.	307	11,080
Diamondback Energy, Inc.	1,333	121,236
EOG Resources, Inc.	1,519	123,586
EQT Corp.	2,902	212,572
Exxon Mobil Corp.	4,184	372,460
Imperial Oil Ltd.	1,420	45,252
Kinder Morgan, Inc.	3,432	62,051
Occidental Petroleum Corp.	5,927	447,133
Pioneer Natural Resources Co.	1,379	221,081
Royal Dutch Shell PLC Class A sponsored ADR	4,755	230,570
Suncor Energy, Inc.	3,360	92,805
The Williams Companies, Inc.	3,299	73,106
Valero Energy Corp.	1,736	94,959
YPF SA Class D sponsored ADR	1,171	24,486
		3,229,896

TOTAL ENERGY		3,402,665

FINANCIALS - 14.0%
Banks - 7.0%
Bank of America Corp.	36,039	533,017
Citigroup, Inc.	10,522	490,010
East West Bancorp, Inc.	1,571	60,641
JPMorgan Chase & Co.	7,652	499,446
KeyCorp	6,430	82,433
PNC Financial Services Group, Inc.	435	39,037
Standard Chartered PLC (United Kingdom)	1,612	12,358
SVB Financial Group (a)	728	80,226
U.S. Bancorp	30,896	1,322,967
Wells Fargo & Co.	14,661	743,606
		3,863,741
Capital Markets - 2.0%
Ameriprise Financial, Inc.	761	77,371
BlackRock, Inc. Class A	518	188,474
Charles Schwab Corp.	5,382	164,582
Franklin Resources, Inc.	193	7,209
Goldman Sachs Group, Inc.	1,365	217,690
Invesco Ltd.	2,185	68,609
Morgan Stanley	11,426	312,730
State Street Corp.	1,298	81,852
		1,118,517
Consumer Finance - 0.7%
American Express Co.	72	4,735
Discover Financial Services	3,202	181,906
Synchrony Financial (a)	6,689	208,697
		395,338
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. Class B (a)	1,684	236,669
Broadcom Ltd.	2,697	416,309
IntercontinentalExchange, Inc.	443	120,106
McGraw Hill Financial, Inc.	1,245	139,203
		912,287
Insurance - 1.1%
American International Group, Inc.	2,378	137,639
Arthur J. Gallagher & Co.	1,272	61,476
Chubb Ltd.	1,246	157,756
Marsh & McLennan Companies, Inc.	459	30,326
MetLife, Inc.	4,572	208,255
		595,452
Real Estate Investment Trusts - 1.6%
American Tower Corp.	1,011	106,944
AvalonBay Communities, Inc.	839	150,919
Crown Castle International Corp.	3,903	354,431
Kimco Realty Corp.	3,639	102,547
MGM Growth Properties LLC	1,161	26,703
Prologis, Inc.	980	46,579
Weyerhaeuser Co.	3,815	120,173
		908,296

TOTAL FINANCIALS		7,793,631

HEALTH CARE - 13.9%
Biotechnology - 3.1%
AbbVie, Inc.	2,040	128,377
Alexion Pharmaceuticals, Inc. (a)	1,086	163,877
Amgen, Inc.	2,770	437,522
Biogen, Inc. (a)	682	197,596
BioMarin Pharmaceutical, Inc. (a)	672	60,245
Celgene Corp. (a)	2,011	212,201
Gilead Sciences, Inc.	4,228	368,090
Intercept Pharmaceuticals, Inc. (a)	100	14,836
Vertex Pharmaceuticals, Inc. (a)	1,725	160,684
		1,743,428
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	11,958	473,896
Baxter International, Inc.	7,283	314,334
Becton, Dickinson & Co.	1,044	173,774
Boston Scientific Corp. (a)	9,312	211,476
Medtronic PLC	5,503	442,881
Zimmer Biomet Holdings, Inc.	1,166	142,380
		1,758,741
Health Care Providers & Services - 2.4%
Aetna, Inc.	1,897	214,797
Anthem, Inc.	782	103,349
Cigna Corp.	57	7,302
Express Scripts Holding Co. (a)	502	37,926
Humana, Inc.	512	88,325
McKesson Corp.	2,222	406,937
UnitedHealth Group, Inc.	3,555	475,197
		1,333,833
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	799	115,719
Pharmaceuticals - 5.0%
Allergan PLC (a)	817	192,608
Bayer AG	40	3,809
Bristol-Myers Squibb Co.	4,946	354,628
Eli Lilly & Co.	3,561	267,182
GlaxoSmithKline PLC sponsored ADR	2,468	104,569
Johnson & Johnson	4,872	549,026
Novartis AG sponsored ADR	116	9,223
Pfizer, Inc.	24,083	835,680
Sanofi SA	232	19,069
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,357	70,388
Zoetis, Inc. Class A	7,242	343,416
		2,749,598

TOTAL HEALTH CARE		7,701,319

INDUSTRIALS - 12.8%
Aerospace & Defense - 7.1%
General Dynamics Corp.	13	1,844
Honeywell International, Inc.	8,018	912,689
L-3 Communications Holdings, Inc.	861	118,138
Lockheed Martin Corp.	2,113	499,154
Northrop Grumman Corp.	3,821	812,612
Raytheon Co.	3,145	407,812
The Boeing Co.	515	64,967
United Technologies Corp.	11,230	1,129,513
		3,946,729
Air Freight & Logistics - 0.2%
FedEx Corp.	223	36,788
United Parcel Service, Inc. Class B	851	87,730
		124,518
Airlines - 0.5%
Delta Air Lines, Inc.	4,882	212,172
United Continental Holdings, Inc. (a)	1,805	81,387
		293,559
Building Products - 0.4%
Allegion PLC	1,583	107,074
Masco Corp.	4,101	133,857
		240,931
Electrical Equipment - 0.6%
Eaton Corp. PLC	4,640	285,963
Emerson Electric Co.	584	30,380
		316,343
Industrial Conglomerates - 2.1%
Danaher Corp.	5,694	560,062
General Electric Co.	19,906	601,758
		1,161,820
Machinery - 0.6%
Caterpillar, Inc.	44	3,190
Cummins, Inc.	37	4,235
Deere & Co.	288	23,700
PACCAR, Inc.	2,392	133,354
Stanley Black & Decker, Inc.	1,319	149,284
		313,763
Road & Rail - 1.3%
Canadian Pacific Railway Ltd.	933	120,752
CSX Corp.	1,723	45,539
Norfolk Southern Corp.	248	20,847
Union Pacific Corp.	6,331	533,007
		720,145

TOTAL INDUSTRIALS		7,117,808

INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 0.6%
Cisco Systems, Inc.	12,311	357,635
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	9,369	550,148
Corning, Inc.	2,993	62,524
TE Connectivity Ltd.	2,727	163,620
		776,292
Internet Software & Services - 5.4%
Alphabet, Inc.:
Class A	160	119,816
Class C	2,652	1,951,120
eBay, Inc. (a)	8,656	211,726
Facebook, Inc. Class A (a)	5,662	672,702
Twitter, Inc. (a)	572	8,706
Velti PLC (a)(b)	976	4
Yahoo!, Inc. (a)	533	20,222
		2,984,296
IT Services - 2.7%
Accenture PLC Class A	2,438	290,049
ASAC II LP (a)(b)	1,527	45,689
Cognizant Technology Solutions Corp. Class A (a)	366	22,487
Fidelity National Information Services, Inc.	2,350	174,535
First Data Corp. (c)	1,218	15,262
First Data Corp. Class A (a)	115	1,441
IBM Corp.	1,322	203,244
MasterCard, Inc. Class A	833	79,885
PayPal Holdings, Inc. (a)	457	17,270
Sabre Corp.	4,085	115,074
Vantiv, Inc. (a)	1,400	75,278
Visa, Inc. Class A	5,744	453,431
		1,493,645
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	7,369	431,087
Lam Research Corp.	3,219	266,565
NXP Semiconductors NV (a)	3,538	334,306
Qualcomm, Inc.	6,501	357,035
Texas Instruments, Inc.	2,495	151,197
Xilinx, Inc.	985	46,679
		1,586,869
Software - 3.5%
Adobe Systems, Inc. (a)	2,878	286,275
Electronic Arts, Inc. (a)	1,860	142,755
Microsoft Corp.	23,523	1,246,719
Oracle Corp.	4,886	196,417
Salesforce.com, Inc. (a)	78	6,529
Workday, Inc. Class A (a)	603	45,732
		1,924,427
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	11,536	1,151,985
EMC Corp.	2,564	71,664
HP, Inc.	400	5,352
Western Digital Corp.	1,868	86,937
		1,315,938

TOTAL INFORMATION TECHNOLOGY		10,439,102

MATERIALS - 2.4%
Chemicals - 1.4%
Axiall Corp.	1,354	31,535
E.I. du Pont de Nemours & Co.	2,953	193,156
Eastman Chemical Co.	2,417	177,311
LyondellBasell Industries NV Class A	288	23,432
Monsanto Co.	921	103,585
PPG Industries, Inc.	57	6,138
The Dow Chemical Co.	3,063	157,316
The Mosaic Co.	3,373	85,101
		777,574
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	308	58,224
Containers & Packaging - 0.9%
Crown Holdings, Inc. (a)	2,618	136,581
Sealed Air Corp.	7,237	336,086
		472,667

TOTAL MATERIALS		1,308,465

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	6,872	269,039
Verizon Communications, Inc.	5,654	287,789
		556,828
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc. (a)	5,590	239,028
Vodafone Group PLC sponsored ADR	8,600	292,314
		531,342

TOTAL TELECOMMUNICATION SERVICES		1,088,170

UTILITIES - 2.4%
Electric Utilities - 1.9%
Edison International	2,343	167,829
Exelon Corp.	1,317	45,134
ITC Holdings Corp.	4,851	215,967
NextEra Energy, Inc.	4,303	516,876
Xcel Energy, Inc.	2,584	106,900
		1,052,706
Multi-Utilities - 0.5%
CMS Energy Corp.	1,607	67,205
Public Service Enterprise Group, Inc.	2,003	89,634
Sempra Energy	889	95,230
		252,069

TOTAL UTILITIES		1,304,775

TOTAL COMMON STOCKS
(Cost $41,453,825)		51,943,262

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series D (b)
(Cost $6,909)	151	6,643
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.25% to 0.3% 6/9/16 to 7/28/16 (d)
(Cost $109,966)	$ 110,000	109,966
	Shares	Value

Money Market Funds - 5.9%
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.19% (e)
(Cost $3,247,415)	3,247,415	3,247,415
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $44,818,115)		55,307,286
NET OTHER ASSETS (LIABILITIES) - 0.3%		156,522
NET ASSETS - 100%		$55,463,808

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
19 CME E-mini S&P 500 Index Contracts (United States)	June 2016	1,990,155	$109,707

The face value of futures purchased as a percentage of Net Assets is 3.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,763,932.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $52,336 or 0.1% of net assets.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,262 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $109,966.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$15,270
The Honest Co., Inc. Series D	8/12/15	$6,909
Velti PLC	4/19/13	$1,464

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$6,558,333	$6,551,690	$--	$6,643
Consumer Staples	5,235,637	5,206,711	28,926	--
Energy	3,402,665	3,402,665	--	--
Financials	7,793,631	7,793,631	--	--
Health Care	7,701,319	7,678,441	22,878	--
Industrials	7,117,808	7,117,808	--	--
Information Technology	10,439,102	10,393,409	4	45,689
Materials	1,308,465	1,308,465	--	--
Telecommunication Services	1,088,170	1,088,170	--	--
Utilities	1,304,775	1,304,775	--	--
Other Short-Term Investments	109,966	--	109,966	--
Money Market Funds	3,247,415	3,247,415	--	--
Total Investments in Securities:	$55,307,286	$55,093,180	$161,774	$52,332
Derivative Instruments:
Assets
Futures Contracts	$109,707	$109,707	$--	$--
Total Assets	$109,707	$109,707	$--	$--
Total Derivative Instruments:	$109,707	$109,707	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$109,707	$0
Total Equity Risk	109,707	0
Total Value of Derivatives	$109,707	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $44,818,115)		$55,307,286
Receivable for investments sold		950,233
Receivable for fund shares sold		15,237
Dividends receivable		107,849
Interest receivable		507
Prepaid expenses		303
Receivable from investment adviser for expense reductions		7,765
Other receivables		3,510
Total assets		56,392,690
Liabilities
Payable for investments purchased	$781,022
Payable for fund shares redeemed	2,277
Accrued management fee	27,294
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	2,280
Custodian fees payable	70,594
Other affiliated payables	5,695
Other payables and accrued expenses	39,695
Total liabilities		928,882
Net Assets		$55,463,808
Net Assets consist of:
Paid in capital		$42,485,061
Undistributed net investment income		175,050
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,204,856
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,598,841
Net Assets		$55,463,808
Core Multi-Manager:
Net Asset Value, offering price and redemption price per share ($52,330,000 ÷ 4,320,907 shares)		$12.11
Class F:
Net Asset Value, offering price and redemption price per share ($2,890,798 ÷ 237,834 shares)		$12.15
Class L:
Net Asset Value, offering price and redemption price per share ($121,890 ÷ 10,063 shares)		$12.11
Class N:
Net Asset Value, offering price and redemption price per share ($121,120 ÷ 10,012 shares)		$12.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$1,051,567
Interest		2,543
Total income		1,054,110
Expenses
Management fee	$349,050
Transfer agent fees	54,078
Distribution and service plan fees	292
Accounting fees and expenses	22,728
Custodian fees and expenses	165,800
Independent trustees' fees and expenses	674
Registration fees	41,601
Audit	60,538
Legal	1,480
Miscellaneous	505
Total expenses before reductions	696,746
Expense reductions	(133,375)	563,371
Net investment income (loss)		490,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,402,801
Foreign currency transactions	1,760
Futures contracts	(28,058)
Total net realized gain (loss)		3,376,503
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,946,337)
Assets and liabilities in foreign currencies	30
Futures contracts	72,866
Total change in net unrealized appreciation (depreciation)		(3,873,441)
Net gain (loss)		(496,938)
Net increase (decrease) in net assets resulting from operations		$(6,199)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$490,739	$467,085
Net realized gain (loss)	3,376,503	6,941,722
Change in net unrealized appreciation (depreciation)	(3,873,441)	(1,350,852)
Net increase (decrease) in net assets resulting from operations	(6,199)	6,057,955
Distributions to shareholders from net investment income	(513,897)	(502,834)
Distributions to shareholders from net realized gain	(4,359,150)	(10,159,157)
Total distributions	(4,873,047)	(10,661,991)
Share transactions - net increase (decrease)	(3,202,704)	5,466,347
Total increase (decrease) in net assets	(8,081,950)	862,311
Net Assets
Beginning of period	63,545,758	62,683,447
End of period (including undistributed net investment income of $175,050 and undistributed net investment income of $209,199, respectively)	$55,463,808	$63,545,758

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.07	$14.28	$13.02	$10.61	$10.00
Income from Investment Operations
Net investment income (loss)B	.10	.10	.11	.13	.05
Net realized and unrealized gain (loss)	(.04)	1.28	2.27	2.60	.57
Total from investment operations	.06	1.38	2.38	2.73	.62
Distributions from net investment income	(.11)	(.12)	(.11)	(.12)	(.01)
Distributions from net realized gain	(.91)	(2.47)	(1.02)	(.20)	–
Total distributions	(1.02)	(2.59)	(1.12)C	(.32)	(.01)
Net asset value, end of period	$12.11	$13.07	$14.28	$13.02	$10.61
Total ReturnD,E	.61%	10.70%	19.49%	26.33%	6.24%
Ratios to Average Net AssetsF
Expenses before reductions	1.20%	1.14%	1.21%	1.03%	1.10%G
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%	.97%G
Expenses net of all reductions	.97%	.97%	.97%	.96%	.97%G
Net investment income (loss)	.84%	.78%	.80%	1.12%	.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$52,330	$60,606	$60,938	$67,623	$53,266
Portfolio turnover rateH	143%	151%	134%	95%	77%G

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.10	$14.30	$13.02	$11.62
Income from Investment Operations
Net investment income (loss)B	.11	.11	.12	.06
Net realized and unrealized gain (loss)	(.04)	1.28	2.28	1.46
Total from investment operations	.07	1.39	2.40	1.52
Distributions from net investment income	(.11)	(.12)	(.11)	(.08)
Distributions from net realized gain	(.91)	(2.47)	(1.02)	(.04)
Total distributions	(1.02)	(2.59)	(1.12)C	(.12)
Net asset value, end of period	$12.15	$13.10	$14.30	$13.02
Total ReturnD,E	.69%	10.78%	19.66%	13.22%
Ratios to Average Net AssetsF
Expenses before reductions	1.10%	1.05%	1.11%	.96%G
Expenses net of fee waivers, if any	.87%	.87%	.87%	.87%G
Expenses net of all reductions	.87%	.87%	.87%	.86%G
Net investment income (loss)	.93%	.88%	.90%	1.02%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,891	$2,698	$1,527	$285
Portfolio turnover rateH	143%	151%	134%	95%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.07	$14.29	$13.50
Income from Investment Operations
Net investment income (loss)B	.10	.10	.07
Net realized and unrealized gain (loss)	(.04)	1.27	1.19
Total from investment operations	.06	1.37	1.26
Distributions from net investment income	(.11)	(.12)	(.06)
Distributions from net realized gain	(.91)	(2.47)	(.41)
Total distributions	(1.02)	(2.59)	(.47)
Net asset value, end of period	$12.11	$13.07	$14.29
Total ReturnC,D	.61%	10.62%	9.50%
Ratios to Average Net AssetsE
Expenses before reductions	1.20%	1.14%	1.19%F
Expenses net of fee waivers, if any	.97%	.97%	.97%F
Expenses net of all reductions	.97%	.97%	.97%F
Net investment income (loss)	.83%	.78%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$122	$121	$109
Portfolio turnover rateG	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.06	$14.27	$13.50
Income from Investment Operations
Net investment income (loss)B	.07	.07	.05
Net realized and unrealized gain (loss)	(.04)	1.28	1.18
Total from investment operations	.03	1.35	1.23
Distributions from net investment income	(.08)	(.09)	(.06)
Distributions from net realized gain	(.91)	(2.47)	(.41)
Total distributions	(.99)	(2.56)	(.46)C
Net asset value, end of period	$12.10	$13.06	$14.27
Total ReturnD,E	.36%	10.43%	9.32%
Ratios to Average Net AssetsF
Expenses before reductions	1.45%	1.39%	1.45%G
Expenses net of fee waivers, if any	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.22%	1.22%	1.22%G
Net investment income (loss)	.58%	.53%	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$121	$121	$109
Portfolio turnover rateH	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,695,988
Gross unrealized depreciation	(833,931)
Net unrealized appreciation (depreciation) on securities	$9,862,057
Tax Cost	$45,445,229

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$175,617
Undistributed long-term capital gain	$2,941,714
Net unrealized appreciation (depreciation) on securities and other investments	$9,862,020

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$1,137,130	$ 2,948,352
Long-term Capital Gains	3,735,917	7,713,639
Total	$4,873,047	$ 10,661,991

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(28,058) and a change in net unrealized appreciation (depreciation) of $72,866 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $80,008,350 and $88,175,918, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Cornerstone Investment Partners, LLC (through June 29, 2015), First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc. (through March 2, 2016), FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and T. Rowe Price Associates, Inc. (through March 2, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Oppenheimer Funds, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners), T. Rowe Price Associates, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$292	$292

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$53,850.10
Class L	114.10
Class N	114.10
	$54,078

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,713 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $92 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $2,679.

The investment adviser has contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Multi-Manager	.97%	$122,347
Class F	.87%	6,385
Class L	.97%	259
Class N	1.22%	258

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $23.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $24 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Core Multi-Manager	$1,396
Class L	2
Class N	2
Total	$1,400

Effective June 1, 2016, the expense limitations were changed to:

Expense Limitations
Core Multi-Manager	.90%
Class F	.80%
Class L	.90%
Class N	1.15%

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Core Multi-Manager	$487,696	$484,614
Class F	24,473	16,549
Class L	1,009	976
Class N	719	695
Total	$513,897	$502,834
From net realized gain
Core Multi-Manager	$4,135,487	$9,798,347
Class F	206,573	321,329
Class L	8,557	19,746
Class N	8,533	19,735
Total	$4,359,150	$10,159,157

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Core Multi-Manager
Shares sold	96,245	95,933	$1,129,447	$1,251,118
Reinvestment of distributions	384,610	796,463	4,623,183	10,282,961
Shares redeemed	(796,791)	(521,747)	(9,362,604)	(7,398,943)
Net increase (decrease)	(315,936)	370,649	$(3,609,974)	$4,135,136
Class F
Shares sold	92,805	90,367	$1,114,584	$1,178,800
Reinvestment of distributions	19,171	26,179	231,046	337,878
Shares redeemed	(80,075)	(17,383)	(957,178)	(226,619)
Net increase (decrease)	31,901	99,163	$388,452	$1,290,059
Class L
Reinvestment of distributions	796	1,605	9,566	20,722
Net increase (decrease)	796	1,605	$9,566	$20,722
Class N
Reinvestment of distributions	769	1,583	9,252	20,430
Net increase (decrease)	769	1,583	$9,252	$20,430

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts), or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Core Multi-Manager	.97%
Actual		$1,000.00	$1,012.90	$4.88-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class F	.87%
Actual		$1,000.00	$1,012.90	$4.38-E
Hypothetical-D		$1,000.00	$1,020.65	$4.39-E
Class L	.97%
Actual		$1,000.00	$1,012.90	$4.88-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class N	1.22%
Actual		$1,000.00	$1,012.30	$6.14-C
Hypothetical-D		$1,000.00	$1,018.90	$6.16-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Class' contractual expenses effective June 1, 2016, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

 D 5% return per year before expenses

 E If fees and changes to the Class' voluntary expenses cap effective June1, 2016, had been in effect during the entire period, the annualized expense ratio would have been .80% and the expenses paid in the actual and hypothetical examples above would have been $4.03 and $4.04, respectively.

	Annualized Expense Ratio-	Expenses Paid
Core Multi-Manager	.90%
Actual		$4.53
Hypothetical-		$4.55
Class L	.90%
Actual		$4.53
Hypothetical-		$4.55
Class N	1.15%
Actual		$5.79
Hypothetical-		$5.81

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund
Strategic Advisers Core Multi-Manager Fund	07/18/16	07/15/16	$0.041	$0.641
Class F	07/18/16	07/15/16	$0.041	$0.641
Class L	07/18/16	07/15/16	$0.041	$0.641
Class N	07/18/16	07/15/16	$0.029	$0.641

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $3,826,559, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 47%, and 100%; Class F designates 47%, and 100%; Class L designates 47% and 100%; and Class N designates 51%, and 100% of the dividends distributed in July and December respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 56%, and 100%; Class F designates 56%, and 100%; Class L designates 56%, and 100%; and Class N designates 60% and 100% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMC-ANN-0716
1.931538.104

Strategic Advisers® Core Multi-Manager Fund Class F Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Class F	0.69%	13.69%

 A From November 16, 2011.

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See previous page for additional information regarding the performance of Class F.

Period Ending Values
$17,913	Strategic Advisers® Core Multi-Manager Fund - Class F
$18,690	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted slight gains but trailed the benchmark S&P 500®. The Fund underperformed the benchmark primarily because several of our underlying managers were out of step with the more-defensive sectors and strategies that led the market. Sub-advisers FIAM (formerly Pyramis Global Advisors) and JPMorgan Investment Management were the primary relative detractors. Both were hurt by underweighting more-defensive sectors, overweighting economically sensitive groups, and unfavorable stock picks across several categories. On the plus side, sub-adviser T. Rowe Price was the top relative contributor. T. Rowe Price's benchmark-like, sector-neutral core strategy worked well, yielding beneficial positioning in energy, along with productive picks in consumer discretionary and materials. We reduced the number of managers in the Fund in order to maintain a more concentrated portfolio. As a result, sub-advisers T. Rowe Price and OppenheimerFunds were defunded. Early in the period, we shifted all remaining assets away from value-oriented sub-adviser Cornerstone Investment Partners, and subsequently did not renew its sub-advisory contract. We increased our allocation to sub-adviser AllianceBernstein to augment exposure to momentum-based strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class C	3.5	2.2
U.S. Bancorp	2.4	1.2
Microsoft Corp.	2.2	2.3
Apple, Inc.	2.1	2.9
United Technologies Corp.	2.0	0.5
Comcast Corp. Class A	2.0	1.2
Honeywell International, Inc.	1.7	1.5
PepsiCo, Inc.	1.6	1.6
Pfizer, Inc.	1.5	1.2
Northrop Grumman Corp.	1.5	1.1
	20.5

Top Five Market Sectors as of May 31, 2016

(stocks only)

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.3
Financials	14.0	14.4
Health Care	13.9	15.4
Industrials	12.8	11.8
Consumer Discretionary	11.8	12.6

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	93.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.4%

As of November 30, 2015
Common Stocks	95.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.8%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 0.2%
Delphi Automotive PLC	1,369	$93,037
Johnson Controls, Inc.	129	5,695
		98,732
Automobiles - 0.3%
General Motors Co.	4,200	131,376
Tesla Motors, Inc. (a)	28	6,250
		137,626
Hotels, Restaurants & Leisure - 1.3%
Chipotle Mexican Grill, Inc. (a)	189	83,530
Las Vegas Sands Corp.	267	12,346
McDonald's Corp.	843	102,897
Red Rock Resorts, Inc.	1,595	32,522
Royal Caribbean Cruises Ltd.	1,896	146,731
Wyndham Worldwide Corp.	2,661	179,325
Yum! Brands, Inc.	2,126	174,523
		731,874
Household Durables - 0.6%
D.R. Horton, Inc.	3,537	108,091
Harman International Industries, Inc.	1,376	107,658
Mohawk Industries, Inc. (a)	274	53,893
PulteGroup, Inc.	2,413	45,268
Toll Brothers, Inc. (a)	1,099	32,036
		346,946
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	576	416,327
Priceline Group, Inc. (a)	135	170,685
		587,012
Media - 5.7%
Charter Communications, Inc. (a)	1,281	280,441
Comcast Corp. Class A	17,602	1,114,207
DISH Network Corp. Class A (a)	2,514	125,449
Liberty Global PLC Class A (a)	1,776	66,334
Liberty Media Corp.:
rights 6/16/16 (a)	2	4
Liberty Braves Class A (a)	5	78
Liberty Media Class A (a)	12	234
Liberty SiriusXM Class A (a)	4,431	141,305
MSG Network, Inc. Class A (a)	3,862	66,851
The Madison Square Garden Co. (a)	2,154	360,860
The Walt Disney Co.	2,107	209,057
Time Warner, Inc.	6,599	499,280
Twenty-First Century Fox, Inc. Class A	9,493	274,158
Viacom, Inc. Class B (non-vtg.)	863	38,291
		3,176,549
Multiline Retail - 0.2%
Target Corp.	1,288	88,589
Specialty Retail - 2.3%
Best Buy Co., Inc.	3,544	114,010
Home Depot, Inc.	2,803	370,332
Lowe's Companies, Inc.	8,589	688,237
TJX Companies, Inc.	1,704	129,708
		1,302,287
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	1,317	82,075

TOTAL CONSUMER DISCRETIONARY		6,551,690

CONSUMER STAPLES - 9.4%
Beverages - 4.9%
Anheuser-Busch InBev SA NV ADR	2,982	376,388
Coca-Cola European Partners PLC	11,826	458,967
Diageo PLC	1,066	28,926
Molson Coors Brewing Co. Class B	5,897	584,864
PepsiCo, Inc.	8,732	883,416
The Coca-Cola Co.	8,277	369,154
		2,701,715
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	1,322	196,674
CVS Health Corp.	3,514	338,925
Kroger Co.	7,204	257,615
Walgreens Boots Alliance, Inc.	391	30,263
		823,477
Food Products - 1.0%
General Mills, Inc.	1,736	108,986
Kellogg Co.	1,787	132,899
Mead Johnson Nutrition Co. Class A	1,410	116,015
Mondelez International, Inc.	5,153	229,257
		587,157
Household Products - 0.6%
Kimberly-Clark Corp.	1,739	220,923
Procter & Gamble Co.	1,655	134,121
		355,044
Personal Products - 0.0%
Estee Lauder Companies, Inc. Class A	56	5,140
Tobacco - 1.4%
Altria Group, Inc.	3,598	228,977
British American Tobacco PLC sponsored ADR	205	24,938
Philip Morris International, Inc.	5,160	509,189
		763,104

TOTAL CONSUMER STAPLES		5,235,637

ENERGY - 6.1%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	646	29,961
Halliburton Co.	2,436	102,750
Schlumberger Ltd.	525	40,058
		172,769
Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp.	470	24,374
Apache Corp.	1,166	66,625
Cabot Oil & Gas Corp.	4,739	113,594
Chevron Corp.	6,874	694,274
Concho Resources, Inc. (a)	893	108,357
ConocoPhillips Co.	2,062	90,295
Devon Energy Corp.	307	11,080
Diamondback Energy, Inc.	1,333	121,236
EOG Resources, Inc.	1,519	123,586
EQT Corp.	2,902	212,572
Exxon Mobil Corp.	4,184	372,460
Imperial Oil Ltd.	1,420	45,252
Kinder Morgan, Inc.	3,432	62,051
Occidental Petroleum Corp.	5,927	447,133
Pioneer Natural Resources Co.	1,379	221,081
Royal Dutch Shell PLC Class A sponsored ADR	4,755	230,570
Suncor Energy, Inc.	3,360	92,805
The Williams Companies, Inc.	3,299	73,106
Valero Energy Corp.	1,736	94,959
YPF SA Class D sponsored ADR	1,171	24,486
		3,229,896

TOTAL ENERGY		3,402,665

FINANCIALS - 14.0%
Banks - 7.0%
Bank of America Corp.	36,039	533,017
Citigroup, Inc.	10,522	490,010
East West Bancorp, Inc.	1,571	60,641
JPMorgan Chase & Co.	7,652	499,446
KeyCorp	6,430	82,433
PNC Financial Services Group, Inc.	435	39,037
Standard Chartered PLC (United Kingdom)	1,612	12,358
SVB Financial Group (a)	728	80,226
U.S. Bancorp	30,896	1,322,967
Wells Fargo & Co.	14,661	743,606
		3,863,741
Capital Markets - 2.0%
Ameriprise Financial, Inc.	761	77,371
BlackRock, Inc. Class A	518	188,474
Charles Schwab Corp.	5,382	164,582
Franklin Resources, Inc.	193	7,209
Goldman Sachs Group, Inc.	1,365	217,690
Invesco Ltd.	2,185	68,609
Morgan Stanley	11,426	312,730
State Street Corp.	1,298	81,852
		1,118,517
Consumer Finance - 0.7%
American Express Co.	72	4,735
Discover Financial Services	3,202	181,906
Synchrony Financial (a)	6,689	208,697
		395,338
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. Class B (a)	1,684	236,669
Broadcom Ltd.	2,697	416,309
IntercontinentalExchange, Inc.	443	120,106
McGraw Hill Financial, Inc.	1,245	139,203
		912,287
Insurance - 1.1%
American International Group, Inc.	2,378	137,639
Arthur J. Gallagher & Co.	1,272	61,476
Chubb Ltd.	1,246	157,756
Marsh & McLennan Companies, Inc.	459	30,326
MetLife, Inc.	4,572	208,255
		595,452
Real Estate Investment Trusts - 1.6%
American Tower Corp.	1,011	106,944
AvalonBay Communities, Inc.	839	150,919
Crown Castle International Corp.	3,903	354,431
Kimco Realty Corp.	3,639	102,547
MGM Growth Properties LLC	1,161	26,703
Prologis, Inc.	980	46,579
Weyerhaeuser Co.	3,815	120,173
		908,296

TOTAL FINANCIALS		7,793,631

HEALTH CARE - 13.9%
Biotechnology - 3.1%
AbbVie, Inc.	2,040	128,377
Alexion Pharmaceuticals, Inc. (a)	1,086	163,877
Amgen, Inc.	2,770	437,522
Biogen, Inc. (a)	682	197,596
BioMarin Pharmaceutical, Inc. (a)	672	60,245
Celgene Corp. (a)	2,011	212,201
Gilead Sciences, Inc.	4,228	368,090
Intercept Pharmaceuticals, Inc. (a)	100	14,836
Vertex Pharmaceuticals, Inc. (a)	1,725	160,684
		1,743,428
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	11,958	473,896
Baxter International, Inc.	7,283	314,334
Becton, Dickinson & Co.	1,044	173,774
Boston Scientific Corp. (a)	9,312	211,476
Medtronic PLC	5,503	442,881
Zimmer Biomet Holdings, Inc.	1,166	142,380
		1,758,741
Health Care Providers & Services - 2.4%
Aetna, Inc.	1,897	214,797
Anthem, Inc.	782	103,349
Cigna Corp.	57	7,302
Express Scripts Holding Co. (a)	502	37,926
Humana, Inc.	512	88,325
McKesson Corp.	2,222	406,937
UnitedHealth Group, Inc.	3,555	475,197
		1,333,833
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	799	115,719
Pharmaceuticals - 5.0%
Allergan PLC (a)	817	192,608
Bayer AG	40	3,809
Bristol-Myers Squibb Co.	4,946	354,628
Eli Lilly & Co.	3,561	267,182
GlaxoSmithKline PLC sponsored ADR	2,468	104,569
Johnson & Johnson	4,872	549,026
Novartis AG sponsored ADR	116	9,223
Pfizer, Inc.	24,083	835,680
Sanofi SA	232	19,069
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,357	70,388
Zoetis, Inc. Class A	7,242	343,416
		2,749,598

TOTAL HEALTH CARE		7,701,319

INDUSTRIALS - 12.8%
Aerospace & Defense - 7.1%
General Dynamics Corp.	13	1,844
Honeywell International, Inc.	8,018	912,689
L-3 Communications Holdings, Inc.	861	118,138
Lockheed Martin Corp.	2,113	499,154
Northrop Grumman Corp.	3,821	812,612
Raytheon Co.	3,145	407,812
The Boeing Co.	515	64,967
United Technologies Corp.	11,230	1,129,513
		3,946,729
Air Freight & Logistics - 0.2%
FedEx Corp.	223	36,788
United Parcel Service, Inc. Class B	851	87,730
		124,518
Airlines - 0.5%
Delta Air Lines, Inc.	4,882	212,172
United Continental Holdings, Inc. (a)	1,805	81,387
		293,559
Building Products - 0.4%
Allegion PLC	1,583	107,074
Masco Corp.	4,101	133,857
		240,931
Electrical Equipment - 0.6%
Eaton Corp. PLC	4,640	285,963
Emerson Electric Co.	584	30,380
		316,343
Industrial Conglomerates - 2.1%
Danaher Corp.	5,694	560,062
General Electric Co.	19,906	601,758
		1,161,820
Machinery - 0.6%
Caterpillar, Inc.	44	3,190
Cummins, Inc.	37	4,235
Deere & Co.	288	23,700
PACCAR, Inc.	2,392	133,354
Stanley Black & Decker, Inc.	1,319	149,284
		313,763
Road & Rail - 1.3%
Canadian Pacific Railway Ltd.	933	120,752
CSX Corp.	1,723	45,539
Norfolk Southern Corp.	248	20,847
Union Pacific Corp.	6,331	533,007
		720,145

TOTAL INDUSTRIALS		7,117,808

INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 0.6%
Cisco Systems, Inc.	12,311	357,635
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	9,369	550,148
Corning, Inc.	2,993	62,524
TE Connectivity Ltd.	2,727	163,620
		776,292
Internet Software & Services - 5.4%
Alphabet, Inc.:
Class A	160	119,816
Class C	2,652	1,951,120
eBay, Inc. (a)	8,656	211,726
Facebook, Inc. Class A (a)	5,662	672,702
Twitter, Inc. (a)	572	8,706
Velti PLC (a)(b)	976	4
Yahoo!, Inc. (a)	533	20,222
		2,984,296
IT Services - 2.7%
Accenture PLC Class A	2,438	290,049
ASAC II LP (a)(b)	1,527	45,689
Cognizant Technology Solutions Corp. Class A (a)	366	22,487
Fidelity National Information Services, Inc.	2,350	174,535
First Data Corp. (c)	1,218	15,262
First Data Corp. Class A (a)	115	1,441
IBM Corp.	1,322	203,244
MasterCard, Inc. Class A	833	79,885
PayPal Holdings, Inc. (a)	457	17,270
Sabre Corp.	4,085	115,074
Vantiv, Inc. (a)	1,400	75,278
Visa, Inc. Class A	5,744	453,431
		1,493,645
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	7,369	431,087
Lam Research Corp.	3,219	266,565
NXP Semiconductors NV (a)	3,538	334,306
Qualcomm, Inc.	6,501	357,035
Texas Instruments, Inc.	2,495	151,197
Xilinx, Inc.	985	46,679
		1,586,869
Software - 3.5%
Adobe Systems, Inc. (a)	2,878	286,275
Electronic Arts, Inc. (a)	1,860	142,755
Microsoft Corp.	23,523	1,246,719
Oracle Corp.	4,886	196,417
Salesforce.com, Inc. (a)	78	6,529
Workday, Inc. Class A (a)	603	45,732
		1,924,427
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	11,536	1,151,985
EMC Corp.	2,564	71,664
HP, Inc.	400	5,352
Western Digital Corp.	1,868	86,937
		1,315,938

TOTAL INFORMATION TECHNOLOGY		10,439,102

MATERIALS - 2.4%
Chemicals - 1.4%
Axiall Corp.	1,354	31,535
E.I. du Pont de Nemours & Co.	2,953	193,156
Eastman Chemical Co.	2,417	177,311
LyondellBasell Industries NV Class A	288	23,432
Monsanto Co.	921	103,585
PPG Industries, Inc.	57	6,138
The Dow Chemical Co.	3,063	157,316
The Mosaic Co.	3,373	85,101
		777,574
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	308	58,224
Containers & Packaging - 0.9%
Crown Holdings, Inc. (a)	2,618	136,581
Sealed Air Corp.	7,237	336,086
		472,667

TOTAL MATERIALS		1,308,465

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	6,872	269,039
Verizon Communications, Inc.	5,654	287,789
		556,828
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc. (a)	5,590	239,028
Vodafone Group PLC sponsored ADR	8,600	292,314
		531,342

TOTAL TELECOMMUNICATION SERVICES		1,088,170

UTILITIES - 2.4%
Electric Utilities - 1.9%
Edison International	2,343	167,829
Exelon Corp.	1,317	45,134
ITC Holdings Corp.	4,851	215,967
NextEra Energy, Inc.	4,303	516,876
Xcel Energy, Inc.	2,584	106,900
		1,052,706
Multi-Utilities - 0.5%
CMS Energy Corp.	1,607	67,205
Public Service Enterprise Group, Inc.	2,003	89,634
Sempra Energy	889	95,230
		252,069

TOTAL UTILITIES		1,304,775

TOTAL COMMON STOCKS
(Cost $41,453,825)		51,943,262

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series D (b)
(Cost $6,909)	151	6,643
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.25% to 0.3% 6/9/16 to 7/28/16 (d)
(Cost $109,966)	$110,000	109,966
	Shares

Money Market Funds - 5.9%
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.19% (e)
(Cost $3,247,415)	3,247,415	3,247,415
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $44,818,115)		55,307,286
NET OTHER ASSETS (LIABILITIES) - 0.3%		156,522
NET ASSETS - 100%		$55,463,808

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
19 CME E-mini S&P 500 Index Contracts (United States)	June 2016	1,990,155	$109,707

The face value of futures purchased as a percentage of Net Assets is 3.6%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,763,932.

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $52,336 or 0.1% of net assets.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,262 or 0.0% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $109,966.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ASAC II LP	10/10/13	$15,270
The Honest Co., Inc. Series D	8/12/15	$6,909
Velti PLC	4/19/13	$1,464

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$6,558,333	$6,551,690	$--	$6,643
Consumer Staples	5,235,637	5,206,711	28,926	--
Energy	3,402,665	3,402,665	--	--
Financials	7,793,631	7,793,631	--	--
Health Care	7,701,319	7,678,441	22,878	--
Industrials	7,117,808	7,117,808	--	--
Information Technology	10,439,102	10,393,409	4	45,689
Materials	1,308,465	1,308,465	--	--
Telecommunication Services	1,088,170	1,088,170	--	--
Utilities	1,304,775	1,304,775	--	--
Other Short-Term Investments	109,966	--	109,966	--
Money Market Funds	3,247,415	3,247,415	--	--
Total Investments in Securities:	$55,307,286	$55,093,180	$161,774	$52,332
Derivative Instruments:
Assets
Futures Contracts	$109,707	$109,707	$--	$--
Total Assets	$109,707	$109,707	$--	$--
Total Derivative Instruments:	$109,707	$109,707	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$109,707	$0
Total Equity Risk	109,707	0
Total Value of Derivatives	$109,707	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $44,818,115)		$55,307,286
Receivable for investments sold		950,233
Receivable for fund shares sold		15,237
Dividends receivable		107,849
Interest receivable		507
Prepaid expenses		303
Receivable from investment adviser for expense reductions		7,765
Other receivables		3,510
Total assets		56,392,690
Liabilities
Payable for investments purchased	$781,022
Payable for fund shares redeemed	2,277
Accrued management fee	27,294
Distribution and service plan fees payable	25
Payable for daily variation margin for derivative instruments	2,280
Custodian fees payable	70,594
Other affiliated payables	5,695
Other payables and accrued expenses	39,695
Total liabilities		928,882
Net Assets		$55,463,808
Net Assets consist of:
Paid in capital		$42,485,061
Undistributed net investment income		175,050
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,204,856
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,598,841
Net Assets		$55,463,808
Core Multi-Manager:
Net Asset Value, offering price and redemption price per share ($52,330,000 ÷ 4,320,907 shares)		$12.11
Class F:
Net Asset Value, offering price and redemption price per share ($2,890,798 ÷ 237,834 shares)		$12.15
Class L:
Net Asset Value, offering price and redemption price per share ($121,890 ÷ 10,063 shares)		$12.11
Class N:
Net Asset Value, offering price and redemption price per share ($121,120 ÷ 10,012 shares)		$12.10

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$1,051,567
Interest		2,543
Total income		1,054,110
Expenses
Management fee	$349,050
Transfer agent fees	54,078
Distribution and service plan fees	292
Accounting fees and expenses	22,728
Custodian fees and expenses	165,800
Independent trustees' fees and expenses	674
Registration fees	41,601
Audit	60,538
Legal	1,480
Miscellaneous	505
Total expenses before reductions	696,746
Expense reductions	(133,375)	563,371
Net investment income (loss)		490,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,402,801
Foreign currency transactions	1,760
Futures contracts	(28,058)
Total net realized gain (loss)		3,376,503
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,946,337)
Assets and liabilities in foreign currencies	30
Futures contracts	72,866
Total change in net unrealized appreciation (depreciation)		(3,873,441)
Net gain (loss)		(496,938)
Net increase (decrease) in net assets resulting from operations		$(6,199)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$490,739	$467,085
Net realized gain (loss)	3,376,503	6,941,722
Change in net unrealized appreciation (depreciation)	(3,873,441)	(1,350,852)
Net increase (decrease) in net assets resulting from operations	(6,199)	6,057,955
Distributions to shareholders from net investment income	(513,897)	(502,834)
Distributions to shareholders from net realized gain	(4,359,150)	(10,159,157)
Total distributions	(4,873,047)	(10,661,991)
Share transactions - net increase (decrease)	(3,202,704)	5,466,347
Total increase (decrease) in net assets	(8,081,950)	862,311
Net Assets
Beginning of period	63,545,758	62,683,447
End of period (including undistributed net investment income of $175,050 and undistributed net investment income of $209,199, respectively)	$55,463,808	$63,545,758

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.07	$14.28	$13.02	$10.61	$10.00
Income from Investment Operations
Net investment income (loss)B	.10	.10	.11	.13	.05
Net realized and unrealized gain (loss)	(.04)	1.28	2.27	2.60	.57
Total from investment operations	.06	1.38	2.38	2.73	.62
Distributions from net investment income	(.11)	(.12)	(.11)	(.12)	(.01)
Distributions from net realized gain	(.91)	(2.47)	(1.02)	(.20)	–
Total distributions	(1.02)	(2.59)	(1.12)C	(.32)	(.01)
Net asset value, end of period	$12.11	$13.07	$14.28	$13.02	$10.61
Total ReturnD,E	.61%	10.70%	19.49%	26.33%	6.24%
Ratios to Average Net AssetsF
Expenses before reductions	1.20%	1.14%	1.21%	1.03%	1.10%G
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%	.97%G
Expenses net of all reductions	.97%	.97%	.97%	.96%	.97%G
Net investment income (loss)	.84%	.78%	.80%	1.12%	.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$52,330	$60,606	$60,938	$67,623	$53,266
Portfolio turnover rateH	143%	151%	134%	95%	77%G

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$13.10	$14.30	$13.02	$11.62
Income from Investment Operations
Net investment income (loss)B	.11	.11	.12	.06
Net realized and unrealized gain (loss)	(.04)	1.28	2.28	1.46
Total from investment operations	.07	1.39	2.40	1.52
Distributions from net investment income	(.11)	(.12)	(.11)	(.08)
Distributions from net realized gain	(.91)	(2.47)	(1.02)	(.04)
Total distributions	(1.02)	(2.59)	(1.12)C	(.12)
Net asset value, end of period	$12.15	$13.10	$14.30	$13.02
Total ReturnD,E	.69%	10.78%	19.66%	13.22%
Ratios to Average Net AssetsF
Expenses before reductions	1.10%	1.05%	1.11%	.96%G
Expenses net of fee waivers, if any	.87%	.87%	.87%	.87%G
Expenses net of all reductions	.87%	.87%	.87%	.86%G
Net investment income (loss)	.93%	.88%	.90%	1.02%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,891	$2,698	$1,527	$285
Portfolio turnover rateH	143%	151%	134%	95%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.12 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $1.015 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.07	$14.29	$13.50
Income from Investment Operations
Net investment income (loss)B	.10	.10	.07
Net realized and unrealized gain (loss)	(.04)	1.27	1.19
Total from investment operations	.06	1.37	1.26
Distributions from net investment income	(.11)	(.12)	(.06)
Distributions from net realized gain	(.91)	(2.47)	(.41)
Total distributions	(1.02)	(2.59)	(.47)
Net asset value, end of period	$12.11	$13.07	$14.29
Total ReturnC,D	.61%	10.62%	9.50%
Ratios to Average Net AssetsE
Expenses before reductions	1.20%	1.14%	1.19%F
Expenses net of fee waivers, if any	.97%	.97%	.97%F
Expenses net of all reductions	.97%	.97%	.97%F
Net investment income (loss)	.83%	.78%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$122	$121	$109
Portfolio turnover rateG	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$13.06	$14.27	$13.50
Income from Investment Operations
Net investment income (loss)B	.07	.07	.05
Net realized and unrealized gain (loss)	(.04)	1.28	1.18
Total from investment operations	.03	1.35	1.23
Distributions from net investment income	(.08)	(.09)	(.06)
Distributions from net realized gain	(.91)	(2.47)	(.41)
Total distributions	(.99)	(2.56)	(.46)C
Net asset value, end of period	$12.10	$13.06	$14.27
Total ReturnD,E	.36%	10.43%	9.32%
Ratios to Average Net AssetsF
Expenses before reductions	1.45%	1.39%	1.45%G
Expenses net of fee waivers, if any	1.22%	1.22%	1.22%G
Expenses net of all reductions	1.22%	1.22%	1.22%G
Net investment income (loss)	.58%	.53%	.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$121	$121	$109
Portfolio turnover rateH	143%	151%	134%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.46 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.405 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Core Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,695,988
Gross unrealized depreciation	(833,931)
Net unrealized appreciation (depreciation) on securities	$9,862,057
Tax Cost	$45,445,229

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$175,617
Undistributed long-term capital gain	$2,941,714
Net unrealized appreciation (depreciation) on securities and other investments	$9,862,020

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$1,137,130	$ 2,948,352
Long-term Capital Gains	3,735,917	7,713,639
Total	$4,873,047	$ 10,661,991

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(28,058) and a change in net unrealized appreciation (depreciation) of $72,866 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $80,008,350 and $88,175,918, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Cornerstone Investment Partners, LLC (through June 29, 2015), First Eagle Investment Management, LLC, J.P. Morgan Investment Management, Inc., OppenheimerFunds, Inc. (through March 2, 2016), FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and T. Rowe Price Associates, Inc. (through March 2, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., LSV Asset Management, Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., Oppenheimer Funds, Inc., Robeco Investment Management, Inc. (d/b/a Boston Partners), T. Rowe Price Associates, Inc. and Waddell & Reed Investment Management Co. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$292	$292

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Multi-Manager	$53,850.10
Class L	114.10
Class N	114.10
	$54,078

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,713 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $92 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $2,679.

The investment adviser has contractually agreed to reimburse Core Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Multi-Manager	.97%	$122,347
Class F	.87%	6,385
Class L	.97%	259
Class N	1.22%	258

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $23.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $24 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Core Multi-Manager	$1,396
Class L	2
Class N	2
Total	$1,400

Effective June 1, 2016, the expense limitations were changed to:

Expense Limitations
Core Multi-Manager	.90%
Class F	.80%
Class L	.90%
Class N	1.15%

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Core Multi-Manager	$487,696	$484,614
Class F	24,473	16,549
Class L	1,009	976
Class N	719	695
Total	$513,897	$502,834
From net realized gain
Core Multi-Manager	$4,135,487	$9,798,347
Class F	206,573	321,329
Class L	8,557	19,746
Class N	8,533	19,735
Total	$4,359,150	$10,159,157

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Core Multi-Manager
Shares sold	96,245	95,933	$1,129,447	$1,251,118
Reinvestment of distributions	384,610	796,463	4,623,183	10,282,961
Shares redeemed	(796,791)	(521,747)	(9,362,604)	(7,398,943)
Net increase (decrease)	(315,936)	370,649	$(3,609,974)	$4,135,136
Class F
Shares sold	92,805	90,367	$1,114,584	$1,178,800
Reinvestment of distributions	19,171	26,179	231,046	337,878
Shares redeemed	(80,075)	(17,383)	(957,178)	(226,619)
Net increase (decrease)	31,901	99,163	$388,452	$1,290,059
Class L
Reinvestment of distributions	796	1,605	9,566	20,722
Net increase (decrease)	796	1,605	$9,566	$20,722
Class N
Reinvestment of distributions	769	1,583	9,252	20,430
Net increase (decrease)	769	1,583	$9,252	$20,430

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Core Multi-Manager	.97%
Actual		$1,000.00	$1,012.90	$4.88-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class F	.87%
Actual		$1,000.00	$1,012.90	$4.38-E
Hypothetical-D		$1,000.00	$1,020.65	$4.39-E
Class L	.97%
Actual		$1,000.00	$1,012.90	$4.88-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class N	1.22%
Actual		$1,000.00	$1,012.30	$6.14-C
Hypothetical-D		$1,000.00	$1,018.90	$6.16-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Class' contractual expenses effective June 1, 2016, had been in effect during the entire period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

 D 5% return per year before expenses

 E If fees and changes to the Class' voluntary expenses cap effective June1, 2016, had been in effect during the entire period, the annualized expense ratio would have been .80% and the expenses paid in the actual and hypothetical examples above would have been $4.03 and $4.04, respectively.

	Annualized Expense Ratio	Expenses Paid
Core Multi-Manager	.90%
Actual		$4.53
Hypothetical		$4.55
Class L	.90%
Actual		$4.53
Hypothetical		$4.55
Class N	1.15%
Actual		$5.79
Hypothetical		$5.81

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund
Strategic Advisers Core Multi-Manager Fund	07/18/16	07/15/16	$0.041	$0.641
Class F	07/18/16	07/15/16	$0.041	$0.641
Class L	07/18/16	07/15/16	$0.041	$0.641
Class N	07/18/16	07/15/16	$0.029	$0.641

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $3,826,559, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 47%, and 100%; Class F designates 47%, and 100%; Class L designates 47% and 100%; and Class N designates 51%, and 100% of the dividends distributed in July and December respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 56%, and 100%; Class F designates 56%, and 100%; Class L designates 56%, and 100%; and Class N designates 60% and 100% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMC-F-ANN-0716
1.951474.103

Strategic Advisers® Value Multi-Manager Fund Class F Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Class F	(2.97)%	13.37%

 A From November 16, 2011.

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. See previous page for additional information regarding the performance of Class F.

Period Ending Values
$17,684	Strategic Advisers® Value Multi-Manager Fund - Class F
$18,503	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Portfolio Manager John Stone:  For the year, the Fund's share classes posted low-single-digit declines and trailed the -0.06% return of the benchmark Russell 1000® Value Index. The Fund underperformed the benchmark primarily because most of our underlying managers were underweighted in sectors considered to be more defensive, and these groups outperformed during the period. Sub-adviser LSV Asset Management was the biggest relative detractor, as this manager's deep-value style proved to be a headwind. Adverse positioning in several sectors also hampered LSV's performance. Sub-adviser Boston Partners also detracted, hampered by a tilt toward cyclical sectors that tend to perform well in a growing economy, such as information technology. On the plus side, sub-adviser Aristotle Capital Management was the only relative contributor. Aristotle's opportunistic, traditional value approach led it to underweight the lagging energy and materials sectors. This manager also benefited from picks in technology. We reduced the number of managers in the Fund by one in order to maintain a more concentrated portfolio. As a result, sub-adviser Boston Partners was defunded. We used these assets to increase our allocations to sub-advisers Brandywine Global Investment Management and LSV.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: New sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	2.9	2.7
Exxon Mobil Corp.	2.8	2.0
JPMorgan Chase & Co.	2.7	3.0
Pfizer, Inc.	2.2	2.2
Bank of America Corp.	1.9	1.6
Apple, Inc.	1.8	1.9
Oracle Corp.	1.7	1.3
Amgen, Inc.	1.6	0.9
Wells Fargo & Co.	1.6	2.2
Verizon Communications, Inc.	1.6	1.5
	20.8

Top Five Market Sectors as of May 31, 2016

(Stocks Only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	25.3
Health Care	15.1	13.4
Information Technology	14.4	12.6
Industrials	9.5	9.7
Consumer Discretionary	8.9	8.2

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Common Stocks	96.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

As of November 30, 2015
Common Stocks	90.2%
Short-Term Investments and Net Other Assets (Liabilities)	9.8%

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 1.2%
Autoliv, Inc.	300	$36,783
Delphi Automotive PLC	220	14,951
Gentex Corp.	230	3,813
Johnson Controls, Inc.	810	35,762
Lear Corp.	560	66,506
The Goodyear Tire & Rubber Co.	1,200	33,564
		191,379
Automobiles - 1.4%
Ford Motor Co.	6,740	90,923
General Motors Co.	3,110	97,281
Harley-Davidson, Inc.	640	29,690
		217,894
Hotels, Restaurants & Leisure - 0.4%
Brinker International, Inc.	400	17,988
Carnival Corp. unit	450	21,483
Hyatt Hotels Corp. Class A (a)	30	1,377
Royal Caribbean Cruises Ltd.	60	4,643
Wyndham Worldwide Corp.	190	12,804
		58,295
Household Durables - 1.1%
Garmin Ltd.	80	3,402
Lennar Corp. Class A	2,150	97,976
PulteGroup, Inc.	260	4,878
Whirlpool Corp.	340	59,371
		165,627
Leisure Products - 0.0%
Brunswick Corp.	40	1,915
Media - 2.9%
AMC Networks, Inc. Class A (a)	40	2,558
CBS Corp. Class B	320	17,664
Cinemark Holdings, Inc.	50	1,809
Comcast Corp. Class A	1,010	63,933
Discovery Communications, Inc. Class A (a)	120	3,342
Gannett Co., Inc.	600	9,372
Interpublic Group of Companies, Inc.	150	3,585
News Corp. Class A	280	3,349
Omnicom Group, Inc.	190	15,833
Scripps Networks Interactive, Inc. Class A	70	4,504
Tegna, Inc.	1,380	31,685
The Walt Disney Co.	680	67,470
Time Warner, Inc.	2,230	168,722
Twenty-First Century Fox, Inc. Class A	880	25,414
Viacom, Inc. Class B (non-vtg.)	900	39,933
		459,173
Multiline Retail - 0.8%
Dillard's, Inc. Class A	300	17,733
Kohl's Corp.	800	28,832
Macy's, Inc.	500	16,605
Target Corp.	870	59,839
		123,009
Specialty Retail - 1.0%
AutoNation, Inc. (a)	90	4,540
Best Buy Co., Inc.	1,260	40,534
Dick's Sporting Goods, Inc.	30	1,287
Home Depot, Inc.	790	104,375
		150,736
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.	160	4,331
Michael Kors Holdings Ltd. (a)	80	3,418
Ralph Lauren Corp.	50	4,717
		12,466

TOTAL CONSUMER DISCRETIONARY		1,380,494

CONSUMER STAPLES - 5.8%
Beverages - 0.4%
Diageo PLC sponsored ADR	610	66,569
Food & Staples Retailing - 2.0%
Kroger Co.	1,200	42,912
Wal-Mart Stores, Inc.	2,390	169,164
Walgreens Boots Alliance, Inc.	1,160	89,784
		301,860
Food Products - 2.6%
Archer Daniels Midland Co.	3,210	137,292
Bunge Ltd.	500	33,535
Ingredion, Inc.	350	41,094
Mondelez International, Inc.	1,650	73,409
Pilgrim's Pride Corp.	200	4,974
The Hershey Co.	520	48,282
Tyson Foods, Inc. Class A	1,000	63,780
		402,366
Personal Products - 0.8%
Coty, Inc. Class A	1,570	41,354
Herbalife Ltd. (a)	60	3,473
Unilever NV (NY Reg.)	1,750	78,330
		123,157

TOTAL CONSUMER STAPLES		893,952

ENERGY - 8.0%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc.	230	10,667
Ensco PLC Class A	700	6,923
Halliburton Co.	1,290	54,412
Helmerich & Payne, Inc.	80	4,892
Noble Corp.	700	5,838
Paragon Offshore PLC (a)	233	149
Parker Drilling Co. (a)	2,100	4,620
		87,501
Oil, Gas & Consumable Fuels - 7.5%
Antero Resources Corp. (a)	120	3,484
Chevron Corp.	2,340	236,340
ConocoPhillips Co.	200	8,758
Exxon Mobil Corp.	4,890	435,308
Hess Corp.	400	23,972
HollyFrontier Corp.	800	21,408
Marathon Petroleum Corp.	1,600	55,728
Murphy Oil Corp.	70	2,164
Occidental Petroleum Corp.	590	44,510
Phillips 66 Co.	2,050	164,738
Pioneer Natural Resources Co.	340	54,509
Ship Finance International Ltd. (NY Shares)	500	8,015
Tesoro Corp.	90	7,027
Valero Energy Corp.	1,770	96,819
		1,162,780

TOTAL ENERGY		1,250,281

FINANCIALS - 24.9%
Banks - 13.1%
Banco Bilbao Vizcaya Argentaria SA sponsored ADR	7,765	51,327
Bank of America Corp.	20,270	299,793
BB&T Corp.	1,000	36,370
BOK Financial Corp.	700	44,618
Citigroup, Inc.	4,980	231,919
Citizens Financial Group, Inc.	400	9,420
Comerica, Inc.	140	6,594
Commerce Bancshares, Inc.	78	3,817
Cullen/Frost Bankers, Inc.	680	45,492
East West Bancorp, Inc.	110	4,246
Fifth Third Bancorp	2,240	42,269
First Republic Bank	1,150	83,272
Huntington Bancshares, Inc.	3,320	34,694
Investors Bancorp, Inc.	260	3,112
JPMorgan Chase & Co.	6,420	419,033
KeyCorp	2,590	33,204
M&T Bank Corp.	530	63,335
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	11,250	55,238
Peoples United Financial, Inc.	200	3,176
PNC Financial Services Group, Inc.	1,200	107,688
Regions Financial Corp.	6,340	62,322
SunTrust Banks, Inc.	1,800	78,876
Synovus Financial Corp.	100	3,217
U.S. Bancorp	1,330	56,951
Wells Fargo & Co.	4,860	246,499
		2,026,482
Capital Markets - 2.4%
Ameriprise Financial, Inc.	743	75,541
Bank of New York Mellon Corp.	850	35,751
BlackRock, Inc. Class A	130	47,301
E*TRADE Financial Corp. (a)	180	5,020
Eaton Vance Corp. (non-vtg.)	90	3,272
Franklin Resources, Inc.	250	9,338
Goldman Sachs Group, Inc.	490	78,145
Invesco Ltd.	330	10,362
Morgan Stanley	500	13,685
Northern Trust Corp.	170	12,597
Raymond James Financial, Inc.	60	3,364
State Street Corp.	1,000	63,060
T. Rowe Price Group, Inc.	200	15,412
		372,848
Consumer Finance - 1.7%
Ally Financial, Inc. (a)	360	6,458
American Express Co.	800	52,608
Capital One Financial Corp.	1,310	95,944
Credit Acceptance Corp. (a)	10	1,873
Discover Financial Services	1,360	77,262
Navient Corp.	1,240	17,000
Synchrony Financial (a)	643	20,062
		271,207
Diversified Financial Services - 0.1%
The NASDAQ OMX Group, Inc.	130	8,581
Insurance - 6.8%
AFLAC, Inc.	1,020	70,849
Alleghany Corp. (a)	20	10,897
Allstate Corp.	1,330	89,788
American Financial Group, Inc.	660	48,365
American International Group, Inc.	1,100	63,668
Arch Capital Group Ltd. (a)	100	7,266
Assurant, Inc.	460	40,199
Axis Capital Holdings Ltd.	680	37,502
Chubb Ltd.	610	77,232
Cincinnati Financial Corp.	130	8,983
Everest Re Group Ltd.	240	42,986
FNF Group	110	3,845
Hartford Financial Services Group, Inc.	1,710	77,241
Lincoln National Corp.	1,200	55,020
Loews Corp.	270	10,930
Markel Corp. (a)	10	9,530
MetLife, Inc.	1,650	75,158
Old Republic International Corp.	100	1,916
Pricoa Global Funding I	1,040	82,420
Principal Financial Group, Inc.	230	10,249
Progressive Corp.	450	14,985
Reinsurance Group of America, Inc.	60	5,948
RenaissanceRe Holdings Ltd.	20	2,310
The Travelers Companies, Inc.	1,260	143,816
Torchmark Corp.	270	16,640
Unum Group	1,190	43,935
Validus Holdings Ltd.	20	974
W.R. Berkley Corp.	100	5,703
		1,058,355
Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	3,600	38,088
Hospitality Properties Trust (SBI)	1,100	28,160
Mack-Cali Realty Corp.	1,000	26,240
		92,488
Real Estate Management & Development - 0.0%
The RMR Group, Inc. (a)	18	534
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	2,200	27,302

TOTAL FINANCIALS		3,857,797

HEALTH CARE - 15.1%
Biotechnology - 4.0%
AbbVie, Inc.	2,130	134,041
Amgen, Inc.	1,570	247,982
Baxalta, Inc.	1,100	49,753
Biogen, Inc. (a)	90	26,076
Gilead Sciences, Inc.	1,400	121,884
United Therapeutics Corp. (a)	260	30,958
		610,694
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	2,361	101,901
Medtronic PLC	1,240	99,795
		201,696
Health Care Providers & Services - 3.0%
Aetna, Inc.	700	79,261
Anthem, Inc.	730	96,477
Cardinal Health, Inc.	540	42,633
Cigna Corp.	410	52,525
DaVita HealthCare Partners, Inc. (a)	60	4,639
Express Scripts Holding Co. (a)	590	44,575
HCA Holdings, Inc. (a)	810	63,196
McKesson Corp.	90	16,483
MEDNAX, Inc. (a)	30	2,054
Quest Diagnostics, Inc.	710	54,791
Universal Health Services, Inc. Class B	70	9,440
		466,074
Pharmaceuticals - 6.8%
Johnson & Johnson	4,020	452,990
Merck & Co., Inc.	3,480	195,785
Novartis AG sponsored ADR	770	61,223
Pfizer, Inc.	10,020	347,694
		1,057,692

TOTAL HEALTH CARE		2,336,156

INDUSTRIALS - 9.5%
Aerospace & Defense - 3.2%
BE Aerospace, Inc.	40	1,906
General Dynamics Corp.	870	123,427
Honeywell International, Inc.	590	67,160
Huntington Ingalls Industries, Inc.	40	6,136
L-3 Communications Holdings, Inc.	60	8,233
Northrop Grumman Corp.	230	48,914
Orbital ATK, Inc.	20	1,741
Raytheon Co.	200	25,934
Rockwell Collins, Inc.	110	9,724
Spirit AeroSystems Holdings, Inc. Class A (a)	110	5,146
Textron, Inc.	210	7,993
The Boeing Co.	810	102,182
Triumph Group, Inc.	700	26,411
United Technologies Corp.	680	68,394
		503,301
Air Freight & Logistics - 0.5%
FedEx Corp.	300	49,491
United Parcel Service, Inc. Class B	290	29,896
		79,387
Airlines - 0.7%
Alaska Air Group, Inc.	110	7,304
American Airlines Group, Inc.	480	15,317
Delta Air Lines, Inc.	1,200	52,152
Southwest Airlines Co.	500	21,240
United Continental Holdings, Inc. (a)	130	5,862
		101,875
Building Products - 0.0%
Owens Corning	90	4,596
Commercial Services & Supplies - 0.5%
Deluxe Corp.	700	45,591
Pitney Bowes, Inc.	150	2,795
R.R. Donnelley & Sons Co.	1,500	24,435
		72,821
Construction & Engineering - 0.3%
Fluor Corp.	910	48,030
Jacobs Engineering Group, Inc. (a)	100	5,069
		53,099
Electrical Equipment - 0.4%
Eaton Corp. PLC	340	20,954
Emerson Electric Co.	500	26,010
Hubbell, Inc. Class B	40	4,251
Rockwell Automation, Inc.	100	11,605
		62,820
Industrial Conglomerates - 0.3%
Danaher Corp.	374	36,787
General Electric Co.	423	12,787
		49,574
Machinery - 2.7%
AGCO Corp.	570	29,600
Cummins, Inc.	70	8,013
Deere & Co.	1,230	101,217
Dover Corp.	120	8,010
Flowserve Corp.	50	2,407
Illinois Tool Works, Inc.	960	101,789
Ingersoll-Rand PLC	200	13,362
Lincoln Electric Holdings, Inc.	60	3,611
Oshkosh Corp.	1,400	64,274
PACCAR, Inc.	260	14,495
Parker Hannifin Corp.	120	13,781
Pentair PLC	140	8,434
Stanley Black & Decker, Inc.	120	13,582
Timken Co.	200	6,650
Trinity Industries, Inc.	1,200	21,672
		410,897
Professional Services - 0.1%
Dun & Bradstreet Corp.	20	2,538
Manpower, Inc.	60	4,785
Robert Half International, Inc.	100	4,159
		11,482
Road & Rail - 0.5%
AMERCO	10	3,767
CSX Corp.	750	19,823
Norfolk Southern Corp.	230	19,334
Old Dominion Freight Lines, Inc. (a)	30	1,931
Union Pacific Corp.	350	29,467
		74,322
Trading Companies & Distributors - 0.3%
Aircastle Ltd.	1,400	29,596
United Rentals, Inc. (a)	40	2,787
W.W. Grainger, Inc.	50	11,418
		43,801

TOTAL INDUSTRIALS		1,467,975

INFORMATION TECHNOLOGY - 14.4%
Communications Equipment - 1.9%
Brocade Communications Systems, Inc.	3,400	30,804
Cisco Systems, Inc.	8,190	237,920
Harris Corp.	200	15,754
Juniper Networks, Inc.	280	6,555
		291,033
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	80	5,170
Avnet, Inc.	160	6,565
CDW Corp.	70	2,979
Corning, Inc.	2,980	62,252
Flextronics International Ltd. (a)	2,800	34,860
Jabil Circuit, Inc.	150	2,862
Tech Data Corp. (a)	600	45,342
Vishay Intertechnology, Inc.	1,300	16,848
		176,878
IT Services - 1.7%
Computer Sciences Corp.	120	5,904
DST Systems, Inc.	10	1,209
IBM Corp.	1,050	161,427
PayPal Holdings, Inc. (a)	1,310	49,505
Syntel, Inc. (a)	60	2,765
The Western Union Co.	380	7,391
Xerox Corp.	4,580	45,663
		273,864
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices, Inc.	240	14,040
Applied Materials, Inc.	850	20,757
Intel Corp.	6,410	202,492
Lam Research Corp.	100	8,281
Microchip Technology, Inc.	1,600	82,688
Qualcomm, Inc.	1,320	72,494
Texas Instruments, Inc.	1,320	79,992
		480,744
Software - 3.1%
Adobe Systems, Inc. (a)	1,030	102,454
CA Technologies, Inc.	330	10,666
Microsoft Corp.	1,770	93,810
Oracle Corp.	6,410	257,682
Symantec Corp.	830	14,409
		479,021
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	2,790	278,609
EMC Corp.	3,750	104,813
Hewlett Packard Enterprise Co.	1,900	35,093
HP, Inc.	1,900	25,422
NCR Corp. (a)	1,000	30,880
NetApp, Inc.	110	2,808
Seagate Technology LLC	900	20,304
Western Digital Corp.	900	41,886
		539,815

TOTAL INFORMATION TECHNOLOGY		2,241,355

MATERIALS - 3.2%
Chemicals - 2.1%
Ashland, Inc.	50	5,668
Celanese Corp. Class A	120	8,458
CF Industries Holdings, Inc.	700	19,362
Eastman Chemical Co.	520	38,147
Huntsman Corp.	1,500	22,395
Ingevity Corp. (a)	18	525
LyondellBasell Industries NV Class A	1,120	91,123
PPG Industries, Inc.	210	22,613
RPM International, Inc.	100	5,019
The Dow Chemical Co.	2,270	116,587
The Scotts Miracle-Gro Co. Class A	30	2,085
		331,982
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	470	88,849
Containers & Packaging - 0.2%
Bemis Co., Inc.	80	4,027
Crown Holdings, Inc. (a)	110	5,739
Graphic Packaging Holding Co.	260	3,484
International Paper Co.	260	10,962
Packaging Corp. of America	70	4,776
Sonoco Products Co.	80	3,814
WestRock Co.	111	4,397
		37,199
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	800	8,864
Nucor Corp.	250	12,128
Reliance Steel & Aluminum Co.	60	4,461
		25,453
Paper & Forest Products - 0.1%
Domtar Corp.	500	19,320

TOTAL MATERIALS		502,803

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	4,400	172,260
CenturyLink, Inc.	230	6,238
Verizon Communications, Inc.	4,720	240,248
		418,746
UTILITIES - 4.0%
Electric Utilities - 2.2%
American Electric Power Co., Inc.	1,370	88,680
Duke Energy Corp.	530	41,462
Edison International	250	17,908
Entergy Corp.	740	56,181
Eversource Energy	250	13,810
Exelon Corp.	1,200	41,124
FirstEnergy Corp.	1,100	36,091
Great Plains Energy, Inc.	120	3,502
OGE Energy Corp.	160	4,830
Pinnacle West Capital Corp.	90	6,623
Southern Co.	330	16,315
Xcel Energy, Inc.	380	15,721
		342,247
Gas Utilities - 0.3%
National Fuel Gas Co.	950	52,250
Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp. (a)	150	2,220
The AES Corp.	4,950	54,896
		57,116
Multi-Utilities - 1.1%
Ameren Corp.	190	9,415
CenterPoint Energy, Inc.	330	7,435
Consolidated Edison, Inc.	230	16,850
DTE Energy Co.	90	8,161
Public Service Enterprise Group, Inc.	2,180	97,555
SCANA Corp.	400	27,964
		167,380

TOTAL UTILITIES		618,993

TOTAL COMMON STOCKS
(Cost $11,742,128)		14,968,552
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.25% to 0.33% 6/2/16 to 7/28/16 (b)
(Cost $39,996)	$40,000	39,996
	Shares

Money Market Funds - 3.0%
SSgA U.S. Treasury Money Market Fund Class N, 0.03% (c)
(Cost $468,488)	468,488	468,488
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $12,250,612)		15,477,036
NET OTHER ASSETS (LIABILITIES) - 0.2%		33,668
NET ASSETS - 100%		$15,510,704

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
3 ICE Russell 1000 Value Index Contracts (United States)	June 2016	301,680	$7,624

The face value of futures purchased as a percentage of Net Assets is 1.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,150,618.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,000.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,380,494	$1,380,494	$--	$--
Consumer Staples	893,952	893,952	--	--
Energy	1,250,281	1,250,281	--	--
Financials	3,857,797	3,857,797	--	--
Health Care	2,336,156	2,336,156	--	--
Industrials	1,467,975	1,467,975	--	--
Information Technology	2,241,355	2,241,355	--	--
Materials	502,803	502,803	--	--
Telecommunication Services	418,746	418,746	--	--
Utilities	618,993	618,993	--	--
Other Short-Term Investments	39,996	--	39,996	--
Money Market Funds	468,488	468,488	--	--
Total Investments in Securities:	$15,477,036	$15,437,040	$39,996	$--
Derivative Instruments:
Assets
Futures Contracts	$7,624	$7,624	$--	$--
Total Assets	$7,624	$7,624	$--	$--
Total Derivative Instruments:	$7,624	$7,624	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$7,624	$0
Total Equity Risk	7,624	0
Total Value of Derivatives	$7,624	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,250,612)		$15,477,036
Cash		10
Receivable for investments sold		188,018
Receivable for fund shares sold		18,447
Dividends receivable		48,160
Interest receivable		28
Receivable for daily variation margin for derivative instruments		120
Prepaid expenses		97
Receivable from investment adviser for expense reductions		2,783
Other receivables		5,174
Total assets		15,739,873
Liabilities
Payable for investments purchased	$175,926
Payable for fund shares redeemed	3,406
Accrued management fee	6,677
Audit fee payable	39,084
Distribution and service plan fees payable	24
Other affiliated payables	1,989
Other payables and accrued expenses	2,063
Total liabilities		229,169
Net Assets		$15,510,704
Net Assets consist of:
Paid in capital		$11,735,594
Undistributed net investment income		107,361
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		433,701
Net unrealized appreciation (depreciation) on investments		3,234,048
Net Assets		$15,510,704
Value Multi-Manager:
Net Asset Value, offering price and redemption price per share ($12,405,208 ÷ 910,223 shares)		$13.63
Class F:
Net Asset Value, offering price and redemption price per share ($2,870,915÷ 209,770 shares)		$13.69
Class L:
Net Asset Value, offering price and redemption price per share ($117,661 ÷ 8,634 shares)		$13.63
Class N:
Net Asset Value, offering price and redemption price per share ($116,920 ÷ 8,588 shares)		$13.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$415,255
Interest		483
Total income		415,738
Expenses
Management fee	$93,702
Transfer agent fees	19,946
Distribution and service plan fees	284
Accounting fees and expenses	7,131
Custodian fees and expenses	15,053
Independent trustees' fees and expenses	214
Registration fees	39,999
Audit	60,373
Legal	977
Miscellaneous	165
Total expenses before reductions	237,844
Expense reductions	(62,673)	175,171
Net investment income (loss)		240,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	927,812
Foreign currency transactions	(16)
Futures contracts	(51,914)
Total net realized gain (loss)		875,882
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,952,100)
Assets and liabilities in foreign currencies	(1)
Futures contracts	(19,548)
Total change in net unrealized appreciation (depreciation)		(1,971,649)
Net gain (loss)		(1,095,767)
Net increase (decrease) in net assets resulting from operations		$(855,200)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$240,567	$205,820
Net realized gain (loss)	875,882	1,185,436
Change in net unrealized appreciation (depreciation)	(1,971,649)	416,847
Net increase (decrease) in net assets resulting from operations	(855,200)	1,808,103
Distributions to shareholders from net investment income	(224,106)	(185,286)
Distributions to shareholders from net realized gain	(795,712)	(1,691,874)
Total distributions	(1,019,818)	(1,877,160)
Share transactions - net increase (decrease)	(2,808,946)	942,602
Total increase (decrease) in net assets	(4,683,964)	873,545
Net Assets
Beginning of period	20,194,668	19,321,123
End of period (including undistributed net investment income of $107,361 and undistributed net investment income of $98,882, respectively)	$15,510,704	$20,194,668

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$14.83	$14.93	$13.32	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.16	.14	.17	.08
Net realized and unrealized gain (loss)	(.65)	1.23	2.37	2.92	.59
Total from investment operations	(.47)	1.39	2.51	3.09	.67
Distributions from net investment income	(.16)	(.15)	(.14)	(.16)	(.02)
Distributions from net realized gain	(.57)	(1.35)	(.77)	(.26)	–
Total distributions	(.73)	(1.49)C	(.90)D	(.42)	(.02)
Net asset value, end of period	$13.63	$14.83	$14.93	$13.32	$10.65
Total ReturnE,F	(3.12)%	9.78%	19.66%	29.71%	6.71%
Ratios to Average Net AssetsG
Expenses before reductions	1.32%	1.25%	1.32%	1.30%	1.62%H
Expenses net of fee waivers, if any	.97%	.97%	.97%	.97%	.97%H
Expenses net of all reductions	.97%	.97%	.97%	.97%	.97%H
Net investment income (loss)	1.30%	1.08%	.97%	1.43%	1.41%H
Supplemental Data
Net assets, end of period (000 omitted)	$12,405	$17,235	$17,565	$15,774	$11,031
Portfolio turnover rateI	41%	36%	59%	30%	14%H

 A For the period November 16, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class F

Years ended May 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$14.87	$14.96	$13.33	$11.91
Income from Investment Operations
Net investment income (loss)B	.19	.17	.15	.08
Net realized and unrealized gain (loss)	(.64)	1.23	2.38	1.62
Total from investment operations	(.45)	1.40	2.53	1.70
Distributions from net investment income	(.16)	(.15)	(.14)	(.10)
Distributions from net realized gain	(.57)	(1.35)	(.77)	(.18)
Total distributions	(.73)	(1.49)C	(.90)D	(.28)
Net asset value, end of period	$13.69	$14.87	$14.96	$13.33
Total ReturnE,F	(2.97)%	9.83%	19.81%	14.61%
Ratios to Average Net AssetsG
Expenses before reductions	1.19%	1.11%	1.26%	.98%H
Expenses net of fee waivers, if any	.87%	.87%	.87%	.87%H
Expenses net of all reductions	.87%	.87%	.87%	.87%H
Net investment income (loss)	1.40%	1.18%	1.07%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,871	$2,717	$1,535	$287
Portfolio turnover rateI	41%	36%	59%	30%

 A For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total distributions of $.90 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.766 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class L

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.83	$14.93	$14.03
Income from Investment Operations
Net investment income (loss)B	.17	.16	.08
Net realized and unrealized gain (loss)	(.64)	1.23	1.38
Total from investment operations	(.47)	1.39	1.46
Distributions from net investment income	(.16)	(.15)	(.08)
Distributions from net realized gain	(.57)	(1.35)	(.48)
Total distributions	(.73)	(1.49)C	(.56)
Net asset value, end of period	$13.63	$14.83	$14.93
Total ReturnD,E	(3.12)%	9.78%	10.65%
Ratios to Average Net AssetsF
Expenses before reductions	1.28%	1.22%	1.37%G
Expenses net of fee waivers, if any	.97%	.97%	.97%G
Expenses net of all reductions	.97%	.97%	.97%G
Net investment income (loss)	1.29%	1.08%	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$118	$121	$111
Portfolio turnover rateH	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $1.346 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Value Multi-Manager Fund Class N

Years ended May 31,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$14.81	$14.92	$14.03
Income from Investment Operations
Net investment income (loss)B	.14	.12	.06
Net realized and unrealized gain (loss)	(.65)	1.23	1.38
Total from investment operations	(.51)	1.35	1.44
Distributions from net investment income	(.12)	(.11)	(.07)
Distributions from net realized gain	(.57)	(1.35)	(.48)
Total distributions	(.69)	(1.46)	(.55)
Net asset value, end of period	$13.61	$14.81	$14.92
Total ReturnC,D	(3.37)%	9.44%	10.54%
Ratios to Average Net AssetsE
Expenses before reductions	1.53%	1.47%	1.63%F
Expenses net of fee waivers, if any	1.22%	1.22%	1.22%F
Expenses net of all reductions	1.22%	1.22%	1.22%F
Net investment income (loss)	1.05%	.83%	.72%F
Supplemental Data
Net assets, end of period (000 omitted)	$117	$121	$111
Portfolio turnover rateG	41%	36%	59%

 A For the period November 12, 2013 (commencement of sale of shares) to May 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Value Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,558,601
Gross unrealized depreciation	(380,756)
Net unrealized appreciation (depreciation) on securities	$3,177,845
Tax Cost	$12,299,191

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$107,513
Undistributed long-term capital gain	$489,932
Net unrealized appreciation (depreciation) on securities and other investments	$3,177,845

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$246,148	$ 594,942
Long-term Capital Gains	773,670	1,282,218
Total	$1,019,818	$ 1,877,160

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(51,914) and a change in net unrealized appreciation (depreciation) of $(19,548) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $6,948,467 and $9,468,766, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .51% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, LSV Asset Management and Robeco Investment Management, Inc. (d/b/a Boston Partners)(through March 2, 2016) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and Robeco Investment Management, Inc. (d/b/a Boston Partners) have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$284	$284

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Multi-Manager	$19,727.13
Class L	110.10
Class N	109.10
	$19,946

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to reimburse Value Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through July 31, 2018. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Value Multi-Manager	.97%	$52,600
Class F	.87%	9,010
Class L	.97%	353
Class N	1.22%	353

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Value Multi-Manager	$353
Class L	2
Class N	2
$357

Effective June 1, 2016, the expense limitations were changed to:

Expense Limitations
Value Multi-Manager	.90%
Class F	.80%
Class L	.90%
Class N	1.15%

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended May 31, 2016	Year ended May 31, 2015
From net investment income
Value Multi-Manager	$189,181	$163,845
Class F	32,578	19,477
Class L	1,321	1,124
Class N	1,026	840
Total	$224,106	$185,286
From net realized gain
Value Multi-Manager	$670,943	$1,500,491
Class F	115,398	170,949
Class L	4,693	10,221
Class N	4,678	10,213
Total	$795,712	$1,691,874

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended May 31, 2016	Year ended May 31, 2015	Year ended May 31, 2016	Year ended May 31, 2015
Value Multi-Manager
Shares sold	110,604	183,481	$1,479,116	$2,671,024
Reinvestment of distributions	63,359	114,344	859,873	1,664,336
Shares redeemed	(426,124)	(311,753)	(5,537,796)	(4,582,240)
Net increase (decrease)	(252,161)	(13,928)	$(3,198,807)	$(246,880)
Class F
Shares sold	82,176	81,488	$1,120,335	$1,188,352
Reinvestment of distributions	10,876	13,060	147,976	190,426
Shares redeemed	(66,013)	(14,431)	(890,168)	(211,694)
Net increase (decrease)	27,039	80,117	$378,143	$1,167,084
Class L
Reinvestment of distributions	443	780	$6,014	$11,345
Net increase (decrease)	443	780	$6,014	$11,345
Class N
Reinvestment of distributions	420	759	$5,704	$11,053
Net increase (decrease)	420	759	$5,704	$11,053

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 63% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Value Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Value Multi-Manager	.97%
Actual		$1,000.00	$1,003.20	$4.86-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class F	.87%
Actual		$1,000.00	$1,003.90	$4.36-E
Hypothetical-D		$1,000.00	$1,020.65	$4.39-E
Class L	.97%
Actual		$1,000.00	$1,003.20	$4.86-C
Hypothetical-D		$1,000.00	$1,020.15	$4.90-C
Class N	1.22%
Actual		$1,000.00	$1,001.70	$6.11-C
Hypothetical-D		$1,000.00	$1,018.90	$6.16-C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C If fees and changes to the Class' contractual expenses effective June 1, 2016, had been in effect during the entire period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as shown in the table below:

 D 5% return per year before expenses

 E If fees and changes to the Class' voluntary expenses cap effective June 1, 2016, had been in effect during the entire period, the annualized expense ratio would have been .80% and the expenses paid in the actual and hypothetical examples above would have been $4.01 and $4.04, respectively.

	Annualized Expense Ratio-	Expenses Paid
Value Multi-Manager	.90%
Actual		$4.51
Hypothetical-		$4.55
Class L	.90%
Actual		$4.51
Hypothetical-		$4.55
Class N	1.15%
Actual		$5.76
Hypothetical-		$5.81

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund
Strategic Advisers Value Multi-Manager Fund	07/18/16	07/15/16	$0.097	$0.432
Class F	07/18/16	07/15/16	$0.097	$0.432
Class L	07/18/16	07/15/16	$0.097	$0.432
Class N	07/18/16	07/15/16	$0.083	$0.432

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $877,640, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund, Class F, Class L and Class N designate 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MMV-F-ANN-0716
1.951454.103

Strategic Advisers® Growth Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Growth Fund	(0.62)%	10.55%	13.14%

 A From June 2, 2010.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Fund on June 2, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$20,970	Strategic Advisers® Growth Fund
$22,684	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  It was a choppy year for U.S. equities through May 31, 2016, with macro factors – notably the uncertain direction of monetary policy, energy markets and China's economy – dominating investor sentiment. The bellwether S&P 500® index edged 1.72% higher for the period. Largely range-bound early on, stocks suffered a steep, late-summer decline on concern about slowing growth in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates, as well as a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February, then a sharp rebound in March driven in part by U.S. jobs gains. April and May brought a slight uptick as oil prices continued to recover. For the full period, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. Growth-oriented stock performance diverged meaningfully, however, as the mega-cap Russell Top 200® Growth Index posted a 3.88% gain, while the small-cap Russell 2000® Growth Index returned -9.13%. Performance among sectors varied widely, with investor demand for more-stable and higher-yielding investments boosting traditionally defensive, dividend-rich groups, while resources stocks foundered.

Comments from Lead Portfolio Manager John Stone:  For the year, the Fund returned -0.62%, trailing the 1.61% gain of the benchmark Russell 1000® Growth Index. The Fund underperformed the benchmark primarily due to the poor performance of our aggressive-growth managers. Their investment approaches were out of favor in a period when quality-focused strategies emphasizing companies with stable growth rates generated the best returns. Sub-adviser Morgan Stanley Investment Management's aggressive-growth strategy focused on mid-cap stocks, lagged the Fund's benchmark by a sizable margin and was the biggest relative detractor. Aggressively positioned Fidelity® Growth Company Fund also detracted, but its performance was in line with our expectations. On the plus side, sub-adviser Loomis Sayles was the only notable relative contributor, as the quality bias inherent in this manager's contrarian, opportunistic style led it to successfully underweight aggressive-growth stocks. We added a small position in Fidelity® SAI U.S. Quality Index Fund to enhance the Fund's higher-quality exposure. We eliminated Fund positions in Wells Fargo Advantage Premier Large Company Growth Fund and PRIMECAP Odyssey Growth Fund to reduce our exposure to aggressive-growth managers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders: Niall Devitt became Co-Manager of the Fund on February 17, 2016, replacing Vincent Zelenko. Also, new sub-advisory agreements with FIAM, LLC and Geode Capital Management, LLC have been approved by the Board of Trustees of the fund, subject to shareholder approval.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Growth Company Fund	10.4	9.7
Columbia Select Large Cap Growth Fund Class R5	3.4	3.2
Fidelity SAI U.S. Quality Index Fund	3.3	1.3
Apple, Inc.	3.3	3.9
Amazon.com, Inc.	2.4	2.3
Facebook, Inc. Class A	2.3	1.9
Alphabet, Inc. Class A	2.1	2.1
Home Depot, Inc.	2.0	2.1
Alphabet, Inc. Class C	2.0	1.9
Gilead Sciences, Inc.	2.0	2.1
	33.2

Top Five Market Sectors as of May 31, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.9	26.2
Consumer Discretionary	15.9	16.8
Health Care	13.8	14.3
Consumer Staples	8.0	7.3
Industrials	7.6	6.2

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Stocks	81.4%
Large Growth Funds	17.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

As of November 30, 2015
Stocks	79.3%
Large Blend Funds	1.3%
Large Growth Funds	16.8%
Large Value Funds	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments May 31, 2016

Showing Percentage of Net Assets

Common Stocks - 81.3%
	Shares	Value
CONSUMER DISCRETIONARY - 15.8%
Auto Components - 0.5%
Lear Corp.	320,865	$38,105,927
The Goodyear Tire & Rubber Co.	525,700	14,703,829
		52,809,756
Automobiles - 0.3%
General Motors Co.	386,040	12,075,331
Tesla Motors, Inc. (a)	83,735	18,692,164
		30,767,495
Diversified Consumer Services - 0.1%
ServiceMaster Global Holdings, Inc. (a)	372,360	14,239,046
Hotels, Restaurants & Leisure - 2.9%
Carnival Corp. unit	420,267	20,063,547
Darden Restaurants, Inc.	294,200	19,955,586
Domino's Pizza, Inc.	174,245	21,062,736
Dunkin' Brands Group, Inc.	264,799	11,463,149
Las Vegas Sands Corp.	542,110	25,067,166
Marriott International, Inc. Class A	148,199	9,787,062
McDonald's Corp.	771,804	94,206,396
Norwegian Cruise Line Holdings Ltd. (a)	504,811	23,428,279
Starbucks Corp.	484,350	26,585,972
Vail Resorts, Inc.	86,687	11,377,669
Wyndham Worldwide Corp.	261,100	17,595,529
Yum! Brands, Inc.	455,617	37,401,600
		317,994,691
Household Durables - 0.7%
D.R. Horton, Inc.	920,300	28,124,368
Mohawk Industries, Inc. (a)	69,022	13,575,937
Newell Brands, Inc.	481,521	22,963,736
Whirlpool Corp.	72,700	12,694,874
		77,358,915
Internet & Catalog Retail - 2.6%
Amazon.com, Inc. (a)	360,177	260,332,334
Expedia, Inc.	122,700	13,649,148
Priceline Group, Inc. (a)	9,369	11,845,508
TripAdvisor, Inc. (a)	27,975	1,895,027
Zalando SE (a)	89,496	2,623,375
		290,345,392
Media - 2.6%
Charter Communications, Inc. (a)	82,170	17,990,300
Comcast Corp. Class A	1,985,371	125,673,984
Omnicom Group, Inc.	295,510	24,624,848
The Walt Disney Co.	708,929	70,339,935
Twenty-First Century Fox, Inc. Class A	650,800	18,795,104
Viacom, Inc. Class B (non-vtg.)	576,780	25,591,729
		283,015,900
Multiline Retail - 0.2%
Target Corp.	270,048	18,573,901
Specialty Retail - 4.9%
AutoZone, Inc. (a)	126,693	96,565,405
Best Buy Co., Inc.	617,793	19,874,401
Foot Locker, Inc.	318,600	17,816,112
GameStop Corp. Class A	334,427	9,731,826
Home Depot, Inc.	1,695,467	224,005,100
Lowe's Companies, Inc.	480,833	38,529,148
O'Reilly Automotive, Inc. (a)	131,050	34,653,552
Ross Stores, Inc.	215,666	11,516,564
TJX Companies, Inc.	662,190	50,405,903
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	96,250	22,427,213
Urban Outfitters, Inc. (a)	458,722	13,087,339
		538,612,563
Textiles, Apparel & Luxury Goods - 1.0%
lululemon athletica, Inc. (a)	56,109	3,648,768
Michael Kors Holdings Ltd. (a)	566,644	24,207,032
NIKE, Inc. Class B	1,346,726	74,366,210
Under Armour, Inc. (a)	53,079	1,856,173
Under Armour, Inc. Class A (sub. vtg.) (a)	49,668	1,873,974
		105,952,157

TOTAL CONSUMER DISCRETIONARY		1,729,669,816

CONSUMER STAPLES - 8.0%
Beverages - 2.4%
Anheuser-Busch InBev SA NV ADR	170,550	21,526,821
Constellation Brands, Inc. Class A (sub. vtg.)	137,900	21,119,385
Molson Coors Brewing Co. Class B	179,100	17,763,138
Monster Beverage Corp.	233,163	34,974,450
PepsiCo, Inc.	1,078,037	109,065,003
SABMiller PLC sponsored ADR	255,683	15,918,312
The Coca-Cola Co.	956,718	42,669,623
		263,036,732
Food & Staples Retailing - 1.0%
CVS Health Corp.	929,668	89,666,479
Kroger Co.	415,700	14,865,432
		104,531,911
Food Products - 2.1%
Archer Daniels Midland Co.	560,918	23,990,463
Bunge Ltd.	225,393	15,117,109
Campbell Soup Co.	519,400	31,460,058
Danone SA sponsored ADR	1,668,388	23,482,561
General Mills, Inc.	142,606	8,952,805
Kellogg Co.	350,170	26,042,143
Mead Johnson Nutrition Co. Class A	157,853	12,988,145
Mondelez International, Inc.	772,379	34,363,142
Pilgrim's Pride Corp.	354,399	8,813,903
Tyson Foods, Inc. Class A	737,731	47,052,483
		232,262,812
Household Products - 0.2%
Procter & Gamble Co.	274,363	22,234,378
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	251,746	23,105,248
Tobacco - 2.1%
Altria Group, Inc.	372,709	23,719,201
Philip Morris International, Inc.	1,622,849	160,142,739
Reynolds American, Inc.	993,800	49,391,860
		233,253,800

TOTAL CONSUMER STAPLES		878,424,881

ENERGY - 1.1%
Energy Equipment & Services - 0.3%
Halliburton Co.	384,900	16,235,082
Schlumberger Ltd.	219,621	16,757,082
		32,992,164
Oil, Gas & Consumable Fuels - 0.8%
Apache Corp.	280,150	16,007,771
EOG Resources, Inc.	428,499	34,862,679
Marathon Petroleum Corp.	218,985	7,627,248
Occidental Petroleum Corp.	179,340	13,529,410
Parsley Energy, Inc. Class A (a)	332,439	8,666,685
Valero Energy Corp.	143,600	7,854,920
		88,548,713

TOTAL ENERGY		121,540,877

FINANCIALS - 4.3%
Banks - 0.7%
JPMorgan Chase & Co.	1,114,305	72,730,687
Capital Markets - 0.7%
Affiliated Managers Group, Inc. (a)	23,516	4,080,496
Charles Schwab Corp.	1,092,000	33,393,360
Goldman Sachs Group, Inc.	117,700	18,770,796
Greenhill & Co., Inc.	76,755	1,582,688
SEI Investments Co.	428,602	22,047,287
		79,874,627
Consumer Finance - 0.6%
American Express Co.	97,903	6,438,101
Capital One Financial Corp.	587,030	42,994,077
Discover Financial Services	326,623	18,555,453
LendingClub Corp. (a)	393,864	1,874,793
		69,862,424
Diversified Financial Services - 1.0%
Broadcom Ltd.	191,120	29,501,283
CME Group, Inc.	346,800	33,948,252
FactSet Research Systems, Inc.	82,060	13,053,284
McGraw Hill Financial, Inc.	169,866	18,992,717
MSCI, Inc. Class A	142,680	11,384,437
		106,879,973
Insurance - 0.4%
Everest Re Group Ltd.	88,090	15,777,800
MetLife, Inc.	215,393	9,811,151
Pricoa Global Funding I	163,557	12,961,892
		38,550,843
Real Estate Investment Trusts - 0.8%
American Tower Corp.	526,422	55,684,919
Equity Lifestyle Properties, Inc.	124,468	9,123,504
Extra Space Storage, Inc.	251,461	23,378,329
		88,186,752
Real Estate Management & Development - 0.1%
Realogy Holdings Corp. (a)	279,525	9,168,420

TOTAL FINANCIALS		465,253,726

HEALTH CARE - 13.8%
Biotechnology - 4.7%
AbbVie, Inc.	447,100	28,136,003
Alexion Pharmaceuticals, Inc. (a)	147,048	22,189,543
Alnylam Pharmaceuticals, Inc. (a)	23,053	1,653,361
Amgen, Inc.	498,375	78,718,331
Biogen, Inc. (a)	75,597	21,902,719
BioMarin Pharmaceutical, Inc. (a)	261,920	23,481,128
Celgene Corp. (a)	1,052,279	111,036,480
Gilead Sciences, Inc.	2,454,839	213,718,283
Intrexon Corp. (a)	55,423	1,703,703
Juno Therapeutics, Inc. (a)	25,045	1,087,704
Vertex Pharmaceuticals, Inc. (a)	113,700	10,591,155
		514,218,410
Health Care Equipment & Supplies - 1.4%
Dentsply Sirona, Inc.	107,993	6,712,845
DexCom, Inc. (a)	63,172	4,073,962
Edwards Lifesciences Corp. (a)	381,600	37,587,600
Hologic, Inc. (a)	593,424	20,419,720
Intuitive Surgical, Inc. (a)	33,436	21,222,164
Medtronic PLC	502,190	40,416,251
Steris PLC	109,114	7,575,785
Varian Medical Systems, Inc. (a)	186,958	15,478,253
		153,486,580
Health Care Providers & Services - 2.9%
Aetna, Inc.	170,000	19,249,100
Cardinal Health, Inc.	227,800	17,984,810
Cigna Corp.	179,200	22,957,312
Community Health Systems, Inc. (a)	401,227	5,392,491
Express Scripts Holding Co. (a)	506,443	38,261,769
HCA Holdings, Inc. (a)	859,500	67,058,190
Laboratory Corp. of America Holdings (a)	197,900	25,321,305
McKesson Corp.	45,486	8,330,306
Molina Healthcare, Inc. (a)	256,299	12,412,561
UnitedHealth Group, Inc.	721,680	96,466,966
		313,434,810
Health Care Technology - 0.3%
athenahealth, Inc. (a)	140,037	17,766,494
Cerner Corp. (a)	290,703	16,165,994
		33,932,488
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	431,590	19,805,665
Illumina, Inc. (a)	131,694	19,073,242
Thermo Fisher Scientific, Inc.	652,820	99,078,491
		137,957,398
Pharmaceuticals - 3.3%
Allergan PLC (a)	231,871	54,663,588
Bristol-Myers Squibb Co.	1,299,067	93,143,104
Eli Lilly & Co.	697,018	52,297,261
Merck & Co., Inc.	1,175,407	66,128,398
Novartis AG sponsored ADR	189,257	15,047,824
Novo Nordisk A/S Series B sponsored ADR	393,683	22,061,995
Pfizer, Inc.	476,512	16,534,966
Shire PLC sponsored ADR	165,350	30,781,556
Zoetis, Inc. Class A	291,748	13,834,690
		364,493,382

TOTAL HEALTH CARE		1,517,523,068

INDUSTRIALS - 7.6%
Aerospace & Defense - 2.9%
General Dynamics Corp.	154,500	21,918,915
Honeywell International, Inc.	611,270	69,580,864
Lockheed Martin Corp.	199,550	47,139,697
Northrop Grumman Corp.	389,574	82,850,703
Spirit AeroSystems Holdings, Inc. Class A (a)	193,502	9,052,024
Textron, Inc.	375,105	14,276,496
The Boeing Co.	39,745	5,013,832
TransDigm Group, Inc. (a)	20,065	5,287,930
United Technologies Corp.	655,558	65,936,024
		321,056,485
Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	321,800	24,128,564
Expeditors International of Washington, Inc.	413,080	20,055,034
FedEx Corp.	248,316	40,964,691
United Parcel Service, Inc. Class B	521,604	53,772,156
XPO Logistics, Inc. (a)	67,441	1,973,324
		140,893,769
Airlines - 0.8%
Copa Holdings SA Class A	227,750	11,745,068
Delta Air Lines, Inc.	1,199,756	52,141,396
JetBlue Airways Corp. (a)	491,000	8,803,630
United Continental Holdings, Inc. (a)	351,701	15,858,198
		88,548,292
Building Products - 0.5%
Owens Corning	1,014,837	51,827,726
Industrial Conglomerates - 0.5%
Danaher Corp.	262,149	25,784,976
Roper Technologies, Inc.	132,895	22,735,677
		48,520,653
Machinery - 0.2%
Caterpillar, Inc.	137,220	9,949,822
Ingersoll-Rand PLC	247,800	16,555,518
		26,505,340
Professional Services - 0.3%
IHS, Inc. Class A (a)	80,836	9,937,169
Nielsen Holdings PLC	157,822	8,426,117
Verisk Analytics, Inc. (a)	143,242	11,371,982
		29,735,268
Road & Rail - 0.9%
Canadian Pacific Railway Ltd.	367,600	47,576,217
Union Pacific Corp.	575,927	48,487,294
		96,063,511
Trading Companies & Distributors - 0.2%
Fastenal Co.	83,068	3,823,620
HD Supply Holdings, Inc. (a)	586,200	20,692,860
		24,516,480

TOTAL INDUSTRIALS		827,667,524

INFORMATION TECHNOLOGY - 26.9%
Communications Equipment - 0.7%
Cisco Systems, Inc.	1,664,420	48,351,401
Juniper Networks, Inc.	998,300	23,370,203
Palo Alto Networks, Inc. (a)	21,838	2,848,985
		74,570,589
Electronic Equipment & Components - 0.1%
Keysight Technologies, Inc. (a)	299,205	9,164,649
Internet Software & Services - 7.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	346,937	28,448,834
Alphabet, Inc.:
Class A	310,285	232,356,922
Class C	293,998	216,300,209
Autohome, Inc. ADR Class A (a)	133,434	3,307,829
Dropbox, Inc. (a)(b)	286,254	3,518,062
eBay, Inc. (a)	544,327	13,314,238
Facebook, Inc. Class A (a)	2,152,387	255,725,099
LinkedIn Corp. Class A (a)	82,269	11,229,719
MercadoLibre, Inc.	42,477	5,798,111
Pandora Media, Inc. (a)	203,274	2,396,600
SurveyMonkey (a)(b)	163,411	1,477,235
Twitter, Inc. (a)	616,864	9,388,670
Yelp, Inc. (a)	76,419	2,001,414
Zillow Group, Inc.:
Class A (a)	144,093	4,213,279
Class C (a)	274,915	7,884,562
		797,360,783
IT Services - 6.7%
Accenture PLC Class A	252,964	30,095,127
Alliance Data Systems Corp. (a)	240,700	53,481,133
Amdocs Ltd.	214,978	12,466,574
Automatic Data Processing, Inc.	68,764	6,040,230
Cognizant Technology Solutions Corp. Class A (a)	1,032,348	63,427,461
Fidelity National Information Services, Inc.	537,500	39,920,125
Fiserv, Inc. (a)	326,000	34,337,580
FleetCor Technologies, Inc. (a)	552,571	82,272,296
Gartner, Inc. Class A (a)	44,473	4,519,346
Global Payments, Inc.	591,188	45,929,396
IBM Corp.	142,100	21,846,454
MasterCard, Inc. Class A	1,061,700	101,817,030
PayPal Holdings, Inc. (a)	527,817	19,946,204
Vantiv, Inc. (a)	625,612	33,639,157
Visa, Inc. Class A	2,370,210	187,104,377
		736,842,490
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc.	591,315	34,591,928
ARM Holdings PLC sponsored ADR	332,280	14,321,268
Intel Corp.	1,052,200	33,238,998
Lam Research Corp.	1,184,789	98,112,377
Microchip Technology, Inc.	954,227	49,314,451
NVIDIA Corp.	524,666	24,512,396
NXP Semiconductors NV (a)	381,270	36,026,202
Qualcomm, Inc.	1,176,373	64,606,405
Skyworks Solutions, Inc.	189,200	12,630,992
		367,355,017
Software - 5.3%
Activision Blizzard, Inc.	984,291	38,643,265
Adobe Systems, Inc. (a)	696,912	69,321,837
Atlassian Corp. PLC	68,657	1,549,588
Autodesk, Inc. (a)	294,618	17,167,391
Electronic Arts, Inc. (a)	872,943	66,998,375
FireEye, Inc. (a)	113,077	1,800,186
Intuit, Inc.	262,032	27,948,333
Microsoft Corp.	3,041,017	161,173,901
Mobileye NV (a)	53,702	2,039,065
NetSuite, Inc. (a)	38,141	3,024,963
Oracle Corp.	2,179,207	87,604,121
Salesforce.com, Inc. (a)	403,243	33,755,472
ServiceNow, Inc. (a)	165,477	11,853,118
Splunk, Inc. (a)	210,176	12,074,611
Synopsys, Inc. (a)	419,300	21,665,231
Tableau Software, Inc. (a)	44,465	2,287,280
Take-Two Interactive Software, Inc. (a)	341,646	13,293,446
Workday, Inc. Class A (a)	166,909	12,658,379
		584,858,562
Technology Hardware, Storage & Peripherals - 3.5%
3D Systems Corp. (a)	60,256	806,828
Apple, Inc.	3,550,922	354,595,071
NCR Corp. (a)	774,360	23,912,237
Stratasys Ltd. (a)	20,948	478,033
		379,792,169

TOTAL INFORMATION TECHNOLOGY		2,949,944,259

MATERIALS - 2.6%
Chemicals - 2.3%
Ashland, Inc.	351,880	39,889,117
FMC Corp.	182,770	8,679,747
LyondellBasell Industries NV Class A	656,714	53,430,251
Monsanto Co.	678,191	76,276,142
PPG Industries, Inc.	453,950	48,881,336
Sherwin-Williams Co.	81,854	23,826,881
		250,983,474
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	568,900	10,752,210
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	518,140	5,740,991
Steel Dynamics, Inc.	900,800	22,240,752
		27,981,743

TOTAL MATERIALS		289,717,427

TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
AT&T, Inc.	617,888	24,190,315
Verizon Communications, Inc.	1,887,331	96,065,148
		120,255,463
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	823,458	9,132,149
TOTAL COMMON STOCKS
(Cost $6,137,907,356)		8,909,129,190

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (a)(b)	98,859	11,250,154
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Dropbox, Inc. Series A (a)(b)	28,508	350,363

TOTAL CONVERTIBLE PREFERRED STOCKS		11,600,517

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
Flipkart Series D (a)(b)	52,096	4,391,172
TOTAL PREFERRED STOCKS
(Cost $5,478,269)		15,991,689

Equity Funds - 17.1%
Large Growth Funds - 17.1%
Columbia Select Large Cap Growth Fund Class R5	22,692,216	369,429,281
Fidelity Growth Company Fund (c)	8,599,818	1,142,743,794
Fidelity SAI U.S. Quality Index Fund (c)	34,299,920	358,091,164
TOTAL EQUITY FUNDS
(Cost $1,522,902,514)		1,870,264,239
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.25% to 0.32% 6/2/16 to 7/28/16 (d)
(Cost $4,739,661)	$4,740,000	4,739,674
	Shares	Value

Money Market Funds - 1.4%
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.19% (e)
(Cost $149,167,476)	149,167,476	149,167,476
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $7,820,195,276)		10,949,292,268
NET OTHER ASSETS (LIABILITIES) - 0.1%		13,305,075
NET ASSETS - 100%		$10,962,597,343

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
393 ICE Russell 1000 Growth Index Contracts (United States)	June 2016	39,673,350	$2,033,009

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,986,986 or 0.2% of net assets.

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,597,889.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$4,024,850
Dropbox, Inc.	5/1/12	$2,591,086
Dropbox, Inc. Series A	5/25/12	$257,972
Flipkart Series D	10/4/13	$1,195,447
SurveyMonkey	11/25/14	$2,688,111

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Growth Company Fund	$1,144,953,300	$70,692,071	$--	$--	$1,142,743,794
Fidelity SAI U.S. Quality Index Fund	--	348,741,799	--	438,623	358,091,164
Total	$1,144,953,300	$419,433,870	$--	$438,623	$1,500,834,958

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,745,311,142	$1,729,669,816	$--	$15,641,326
Consumer Staples	878,424,881	878,424,881	--	--
Energy	121,540,877	121,540,877	--	--
Financials	465,253,726	465,253,726	--	--
Health Care	1,517,523,068	1,517,523,068	--	--
Industrials	827,667,524	827,667,524	--	--
Information Technology	2,950,294,622	2,944,948,962	--	5,345,660
Materials	289,717,427	289,717,427	--	--
Telecommunication Services	120,255,463	120,255,463	--	--
Utilities	9,132,149	9,132,149	--	--
Equity Funds	1,870,264,239	1,870,264,239	--	--
Other Short-Term Investments	4,739,674	--	4,739,674	--
Money Market Funds	149,167,476	149,167,476	--	--
Total Investments in Securities:	$10,949,292,268	$10,923,565,608	$4,739,674	$20,986,986
Derivative Instruments:
Assets
Futures Contracts	$2,033,009	$2,033,009	$--	$--
Total Assets	$2,033,009	$2,033,009	$--	$--
Total Derivative Instruments:	$2,033,009	$2,033,009	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,033,009	$0
Total Equity Risk	2,033,009	0
Total Value of Derivatives	$2,033,009	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,638,884,942)	$9,448,457,310
Affiliated issuers (cost $1,181,310,334)	1,500,834,958
Total Investments (cost $7,820,195,276)		$10,949,292,268
Foreign currency held at value (cost $14,433)		14,290
Receivable for investments sold		10,794,634
Receivable for fund shares sold		3,485,787
Dividends receivable		11,275,388
Interest receivable		31,135
Receivable for daily variation margin for derivative instruments		19,650
Prepaid expenses		56,462
Other receivables		125,753
Total assets		10,975,095,367
Liabilities
Payable for fund shares redeemed	$9,316,563
Accrued management fee	1,608,186
Transfer agent fee payable	1,258,951
Other affiliated payables	109,845
Other payables and accrued expenses	204,479
Total liabilities		12,498,024
Net Assets		$10,962,597,343
Net Assets consist of:
Paid in capital		$7,455,008,621
Undistributed net investment income		38,300,004
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		338,158,860
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,131,129,858
Net Assets, for 663,882,184 shares outstanding		$10,962,597,343
Net Asset Value, offering price and redemption price per share ($10,962,597,343 ÷ 663,882,184 shares)		$16.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$130,591,197
Affiliated issuers		438,623
Interest		187,127
Total income		131,216,947
Expenses
Management fee	$50,215,771
Transfer agent fees	15,485,277
Accounting fees and expenses	1,362,190
Custodian fees and expenses	123,093
Independent trustees' fees and expenses	136,924
Registration fees	170,675
Audit	91,649
Legal	87,893
Miscellaneous	91,173
Total expenses before reductions	67,764,645
Expense reductions	(29,838,820)	37,925,825
Net investment income (loss)		93,291,122
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	501,900,603
Foreign currency transactions	(5,714)
Futures contracts	(1,853,075)
Realized gain distributions from underlying funds:
Unaffiliated issuers	76,538,777
Affiliated issuers	45,692,071
Total net realized gain (loss)		622,272,662
Change in net unrealized appreciation (depreciation) on: Investment securities	(831,235,080)
Assets and liabilities in foreign currencies	(196)
Futures contracts	(253,731)
Total change in net unrealized appreciation (depreciation)		(831,489,007)
Net gain (loss)		(209,216,345)
Net increase (decrease) in net assets resulting from operations		$(115,925,223)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$93,291,122	$90,894,880
Net realized gain (loss)	622,272,662	787,408,821
Change in net unrealized appreciation (depreciation)	(831,489,007)	743,887,111
Net increase (decrease) in net assets resulting from operations	(115,925,223)	1,622,190,812
Distributions to shareholders from net investment income	(82,792,975)	(86,471,058)
Distributions to shareholders from net realized gain	(638,862,712)	(729,992,160)
Total distributions	(721,655,687)	(816,463,218)
Share transactions
Proceeds from sales of shares	1,732,660,773	2,432,032,057
Reinvestment of distributions	719,255,590	814,160,436
Cost of shares redeemed	(3,785,909,086)	(3,058,993,674)
Net increase (decrease) in net assets resulting from share transactions	(1,333,992,723)	187,198,819
Total increase (decrease) in net assets	(2,171,573,633)	992,926,413
Net Assets
Beginning of period	13,134,170,976	12,141,244,563
End of period (including undistributed net investment income of $38,300,004 and undistributed net investment income of $34,620,736, respectively)	$10,962,597,343	$13,134,170,976
Other Information
Shares
Sold	105,285,014	144,492,553
Issued in reinvestment of distributions	42,548,390	48,927,687
Redeemed	(230,381,540)	(182,438,348)
Net increase (decrease)	(82,548,136)	10,981,892

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Growth Fund

Years ended May 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$17.60	$16.51	$14.71	$12.13	$12.67
Income from Investment Operations
Net investment income (loss)A	.13	.12	.12	.12	.07
Net realized and unrealized gain (loss)	(.23)	2.10	3.01	2.57	(.43)
Total from investment operations	(.10)	2.22	3.13	2.69	(.36)
Distributions from net investment income	(.12)	(.12)	(.10)	(.10)	(.07)
Distributions from net realized gain	(.88)	(1.01)	(1.23)	–B	(.11)
Total distributions	(.99)C	(1.13)	(1.33)	(.11)D	(.18)
Net asset value, end of period	$16.51	$17.60	$16.51	$14.71	$12.13
Total ReturnE	(.62)%	13.99%	22.64%	22.29%	(2.83)%
Ratios to Average Net AssetsF
Expenses before reductions	.57%	.56%	.56%	.62%	.62%
Expenses net of fee waivers, if any	.32%	.31%	.31%	.37%	.36%
Expenses net of all reductions	.32%	.31%	.31%	.37%	.36%
Net investment income (loss)	.79%	.73%	.75%	.89%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$10,962,597	$13,134,171	$12,141,245	$9,084,200	$7,507,409
Portfolio turnover rateG	30%	40%	39%	73%	49%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.99 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.876 per share.

 D Total distributions of $.11 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.003 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amount does not include the portfolio activity of any Underlying Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Growth Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, deferred trustees compensation, security level mergers and exchanges and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,355,600,494
Gross unrealized depreciation	(247,207,769)
Net unrealized appreciation (depreciation) on securities	$3,108,392,725
Tax Cost	$7,840,899,543

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$38,409,949
Undistributed long-term capital gain	$360,899,541
Net unrealized appreciation (depreciation) on securities and other investments	$3,108,392,582

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$82,792,975	$ 126,062,706
Long-term Capital Gains	638,862,712	690,400,512
Total	$721,655,687	$ 816,463,218

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(1,853,075) and a change in net unrealized appreciation (depreciation) of $(253,731) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $3,434,499,100 and $4,873,729,679, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. ClariVest Asset Management LLC, Loomis Sayles & Company, L.P., Massachusetts Financial Services Company (MFS), Morgan Stanley Investment Management, Inc., FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and Waddell & Reed Investment Management Co. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Subsequent to period end, Waddell & Reed Investment Management Co. no longer manages a portion of the Fund's assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,126 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16,576 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $29,647,001.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,469 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $2,598.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $187,752.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 16% of the total outstanding shares of Fidelity SAI U.S. Quality Index Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds(the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Actual	.33%	$1,000.00	$984.00	$1.64
Hypothetical-C		$1,000.00	$1,023.35	$1.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Fund voted to pay on July 18, 2016, to shareholders of record at the opening of business on July 15, 2016, a distribution of $0.554 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.059 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2016, $620,584,506, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 100% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SGF-ANN-0716
1.907404.107

Strategic Advisers® Short Duration Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report May 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2016	Past 1 year	Life of fundA
Strategic Advisers® Short Duration Fund	0.64%	0.99%

 A From December 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Citigroup® 6-Month US Treasury Bill Index performed over the same period.

Period Ending Values
$10,448	Strategic Advisers® Short Duration Fund
$10,053	Citigroup® 6-Month US Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest return for the year ending May 31, 2016, as investors’ uncertainty about the global economy drove prices higher for both U.S. corporate bonds and Treasury investments. The Barclays® U.S. Aggregate Bond Index returned 2.99%, largely driven by coupon (stated interest) payments, as well as slight price gains amid demand from foreign investors who sought the relatively higher yields and stability of U.S. fixed-income securities. Bond yields trended lower and the yield curve flattened for much of the period, especially in early 2016, just after the U.S. Federal Reserve raised policy interest rates. Still, U.S. yields remained higher than those in most industrial countries, especially in Japan and parts of Europe, where rates at times were negative. Within the Barclays index, investment-grade credit led all major market segments for the year, with a return of 3.32%. U.S. Treasuries and the much smaller commercial mortgage-backed securities sector also had strong showings, with returns of 3.01% and 3.36%, respectively. Other securitized sectors, including asset-backed securities, managed smaller gains that nonetheless outperformed on a risk-adjusted basis. Outside the index, U.S. corporate high-yield bonds had a small loss, according to Barclays, fueled by a retreat from risk assets.

Comments from Portfolio Manager Gregory Pappas:  For the year, the Fund gained 0.64%, outpacing the 0.22% return of its benchmark, the Citigroup® 6-Month U.S. Treasury Bill Index. Corporate credit exposure by several underlying managers fueled the fund's outperformance of the benchmark, as did favorable yield-curve positioning by one manager. Sub-adviser FIAM (formerly Pyramis Global Advisors) was the top relative contributor, led by solid selections in investment-grade bonds in the banking and industrials groups. Fidelity® Short Term Bond Fund aided performance for similar reasons, but also benefited from having greater exposure to bonds with maturities exceeding one year. Sub-adviser T. Rowe Price comfortably outpaced the Fund’s benchmark, and was another leading contributor. T. Rowe Price was well-positioned for a flatter yield curve, as it overweighted the longer end of the short-term yield curve and underweighted the short end. PIMCO Short-Term Fund was helped by an allocation to investment-grade corporate bonds and exposure to foreign developed-markets credits, as well as small positions in high-yield and emerging-markets debt. I’m pleased to report that no managers detracted from the Fund’s relative performance. I increased the Fund’s allocations to FIAM and T. Rowe Price, and also added the first ETF to the Fund: PIMCO Enhanced Short Maturity.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Short-Term Fund - Administrator Class	16.9	19.2
Fidelity Short-Term Bond Fund	9.6	10.1
Metropolitan West Low Duration Bond Fund - Class M	8.6	8.4
Fidelity Conservative Income Bond Fund Institutional Class	6.2	6.4
JPMorgan Short Duration Bond Fund Class A	4.6	4.5
BlackRock Low Duration Bond Portfolio	4.6	4.6
Fidelity Floating Rate High Income Fund	3.9	3.9
Janus Short-Term Bond Fund - Class T	3.6	3.6
Delaware Limited-Term Diversified Income Fund - Class A	3.1	2.5
PIMCO Enhanced Short Maturity Active ETF	1.9	0.0
	63.0

Asset Allocation (% of fund's net assets)

As of May 31, 2016
Corporate Bonds	20.1%
U.S. Government and U.S. Government Agency Obligations	3.0%
Asset-Backed Securities	6.7%
CMOs and Other Mortgage Related Securities	1.9%
Municipal Securities	0.2%
Bank Loan Funds	3.9%
Other Investments	0.2%
Short-Term Funds	60.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

As of November 30, 2015
Corporate Bonds	17.4%
U.S. Government and U.S. Government Agency Obligations	2.4%
Asset-Backed Securities	6.0%
CMOs and Other Mortgage Related Securities	1.7%
Municipal Securities	0.3%
Bank Loan Funds	3.9%
Other Investments	0.1%
Short-Term Funds	60.6%
Short-Term Investments and Net Other Assets (Liabilities)	7.6%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments May 31, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 20.1%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.0%
Delphi Automotive PLC 3.15% 11/19/20	$1,450,000	$1,478,739
Automobiles - 1.2%
American Honda Finance Corp.:
1.1266% 10/7/16 (a)	5,000,000	5,008,630
1.4789% 2/22/19 (a)	8,351,000	8,437,867
Daimler Finance North America LLC:
0.9331% 3/2/17 (a)(b)	5,000,000	4,995,125
0.9766% 8/1/17 (a)(b)	5,000,000	4,980,690
1.0761% 5/18/18 (a)(b)	5,000,000	4,944,315
1.125% 3/10/17 (b)	1,825,000	1,823,996
1.3166% 8/1/16 (a)(b)	10,500,000	10,509,408
1.4966% 8/1/18 (a)(b)	1,060,000	1,056,473
General Motors Financial Co., Inc.:
1.9888% 4/10/18(a)	5,000,000	5,015,480
3.1% 1/15/19	630,000	641,741
3.15% 1/15/20	1,400,000	1,414,263
4.75% 8/15/17	1,375,000	1,420,013
Hyundai Capital Services, Inc.:
3.5% 9/13/17 (b)	605,000	618,386
4.375% 7/27/16 (b)	780,000	784,212
Nissan Motor Acceptance Corp. 1.95% 9/12/17 (b)	1,375,000	1,382,737
PACCAR Financial Corp. 1.65% 2/25/19	470,000	472,777
Volkswagen Group of America Finance LLC:
1.0239% 5/23/17 (a)(b)	15,000,000	14,883,570
1.25% 5/23/17 (b)	1,180,000	1,175,691
Volkswagen International Finance NV 1.0661% 11/18/16 (a)(b)	10,000,000	9,977,250
		79,542,624
Diversified Consumer Services - 0.0%
ERAC U.S.A. Finance Co. 6.375% 10/15/17 (b)	550,000	584,775
ERAC U.S.A. Finance LLC:
2.75% 3/15/17 (b)	520,000	525,542
2.8% 11/1/18 (b)	115,000	117,085
		1,227,402
Hotels, Restaurants & Leisure - 0.1%
Brinker International, Inc. 2.6% 5/15/18	805,000	811,089
GLP Capital LP/GLP Financing II, Inc. 4.375% 11/1/18	1,225,000	1,264,813
McDonald's Corp. 2.1% 12/7/18	310,000	314,617
Wyndham Worldwide Corp. 2.95% 3/1/17	375,000	378,436
		2,768,955
Household Durables - 0.1%
Newell Brands, Inc.:
2.05% 12/1/17	280,000	281,229
2.15% 10/15/18	1,030,000	1,038,410
2.6% 3/29/19	1,630,000	1,660,743
Whirlpool Corp.:
1.35% 3/1/17	1,850,000	1,853,706
1.65% 11/1/17	450,000	452,292
		5,286,380
Internet & Catalog Retail - 0.0%
JD.com, Inc. 3.125% 4/29/21	2,755,000	2,684,367
Media - 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3.579% 7/23/20 (b)	860,000	886,778
Interpublic Group of Companies, Inc. 2.25% 11/15/17	1,840,000	1,842,370
NBCUniversal Enterprise, Inc. 1.3134% 4/15/18 (a)(b)	15,315,000	15,348,816
Thomson Reuters Corp. 1.3% 2/23/17	710,000	710,647
Time Warner Cable, Inc.:
5.85% 5/1/17	320,000	331,670
6.75% 7/1/18	160,000	174,433
8.25% 4/1/19	1,390,000	1,607,926
		20,902,640
Multiline Retail - 0.0%
Dollar General Corp. 4.125% 7/15/17	1,330,000	1,369,469
Specialty Retail - 0.2%
AutoZone, Inc.:
1.3% 1/13/17	850,000	851,165
1.625% 4/21/19	145,000	144,477
Home Depot, Inc. 1.0039% 9/15/17 (a)	10,000,000	10,039,590
Lowe's Companies, Inc. 1.2324% 9/14/18 (a)	330,000	333,031
		11,368,263
Textiles, Apparel & Luxury Goods - 0.0%
Invista Finance LLC 4.25% 10/15/19 (b)	1,120,000	1,089,200

TOTAL CONSUMER DISCRETIONARY		127,718,039

CONSUMER STAPLES - 1.4%
Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc.:
0.8239% 1/27/17 (a)	10,000,000	9,998,570
1.9% 2/1/19	2,170,000	2,180,392
Heineken NV 1.4% 10/1/17 (b)	795,000	796,514
PepsiCo, Inc.:
1% 10/13/17	865,000	865,539
1.2439% 2/22/19 (a)	20,000,000	20,141,300
SABMiller Holdings, Inc. 1.3266% 8/1/18 (a)(b)	6,000,000	5,994,354
		39,976,669
Food & Staples Retailing - 0.4%
CVS Health Corp.:
1.2% 12/5/16	610,000	611,025
1.9% 7/20/18	11,033,000	11,136,545
Kroger Co.:
1.1629% 10/17/16 (a)	10,000,000	10,011,000
1.2% 10/17/16	450,000	450,653
Walgreens Boots Alliance, Inc. 1.75% 5/30/18	3,242,000	3,245,488
		25,454,711
Food Products - 0.1%
Bunge Ltd. Finance Corp. 3.2% 6/15/17	2,260,000	2,289,699
General Mills, Inc. 5.7% 2/15/17	5,000,000	5,166,150
Mead Johnson Nutrition Co. 3% 11/15/20	295,000	302,950
Tyson Foods, Inc. 2.65% 8/15/19	715,000	732,041
William Wrigley Jr. Co. 1.4% 10/21/16 (b)	270,000	270,473
		8,761,313
Tobacco - 0.3%
BAT International Finance PLC 1.1439% 6/15/18 (a)(b)	15,000,000	14,974,380
Imperial Tobacco Finance PLC 2.05% 2/11/18 (b)	2,165,000	2,176,492
Philip Morris International, Inc. 1.25% 8/11/17	2,586,000	2,592,201
Reynolds American, Inc.:
2.3% 6/12/18	780,000	791,418
8.125% 6/23/19	360,000	425,120
		20,959,611

TOTAL CONSUMER STAPLES		95,152,304

ENERGY - 1.5%
Energy Equipment & Services - 0.0%
Cameron International Corp.:
1.15% 12/15/16	215,000	214,981
1.4% 6/15/17	670,000	667,589
Korea National Oil Corp. 4% 10/27/16 (b)	515,000	521,030
Nabors Industries, Inc. 2.35% 9/15/16	370,000	370,181
Rowan Companies, Inc. 5% 9/1/17	370,000	370,000
Transocean, Inc. 5.55% 12/15/16 (a)	410,000	413,075
		2,556,856
Oil, Gas & Consumable Fuels - 1.5%
Anadarko Petroleum Corp. 6.375% 9/15/17	1,700,000	1,788,749
BG Energy Capital PLC 2.875% 10/15/16 (b)	1,485,000	1,492,073
BP Capital Markets PLC 0.9796% 2/10/17 (a)	12,747,000	12,741,608
Canadian Natural Resources Ltd. 5.7% 5/15/17	860,000	884,348
Chevron Corp. 1.1261% 5/16/18 (a)	10,000,000	10,011,660
China Shenhua Overseas Capital Co. Ltd.:
2.5% 1/20/18 (Reg. S)	1,325,000	1,328,540
3.125% 1/20/20 (Reg. S)	1,740,000	1,759,902
CNOOC Nexen Finance 2014 ULC 1.625% 4/30/17	550,000	548,740
Columbia Pipeline Group, Inc. 2.45% 6/1/18	460,000	459,196
ConocoPhillips Co.:
1.05% 12/15/17	660,000	653,466
5.2% 5/15/18	145,000	153,267
DCP Midstream Operating LP 2.5% 12/1/17	1,410,000	1,378,275
Delek & Avner-Yam Tethys Ltd. 2.803% 12/30/16 (b)	370,000	370,000
Enbridge Energy Partners LP 5.875% 12/15/16	1,056,000	1,078,719
Enbridge, Inc.:
1.0831% 6/2/17 (a)	2,341,000	2,296,039
1.2751% 10/1/16 (a)	6,820,000	6,781,549
Energy Transfer Partners LP:
6.125% 2/15/17	960,000	987,139
6.7% 7/1/18	275,000	289,715
EnLink Midstream Partners LP 2.7% 4/1/19	195,000	181,227
Enterprise Products Operating LP:
2.55% 10/15/19	385,000	390,621
2.85% 4/15/21	270,000	273,243
Exxon Mobil Corp.:
1.0056% 3/6/22 (a)	2,475,000	2,405,064
1.305% 3/6/18	1,740,000	1,745,812
1.4116% 3/1/19 (a)	20,000,000	20,250,460
Hess Corp. 1.3% 6/15/17	645,000	642,253
Kinder Morgan Energy Partners LP 6% 2/1/17	343,000	352,005
Marathon Oil Corp. 6% 10/1/17	815,000	839,056
Murphy Oil Corp. 2.5% 12/1/17	2,060,000	2,048,878
ONEOK Partners LP 3.2% 9/15/18	95,000	95,307
Origin Energy Finance Ltd. 3.5% 10/9/18 (b)	1,300,000	1,297,758
Panhandle Eastern Pipe Line Co. LP 6.2% 11/1/17	110,000	112,779
Petroleos Mexicanos:
3.125% 1/23/19	195,000	193,830
3.5% 7/18/18	625,000	626,875
3.5% 7/23/20	410,000	401,288
Pioneer Natural Resources Co. 5.875% 7/15/16	2,045,000	2,060,781
Shell International Finance BV 0.9496% 5/10/17 (a)	10,000,000	10,010,650
TransCanada PipeLines Ltd.:
1.3086% 6/30/16 (a)	5,900,000	5,901,221
1.4208% 1/12/18 (a)	3,000,000	2,959,338
1.625% 11/9/17	1,573,000	1,570,425
		99,361,856

TOTAL ENERGY		101,918,712

FINANCIALS - 10.6%
Banks - 7.0%
ABN AMRO Bank NV 1.4344% 10/28/16 (a)(b)	13,556,000	13,585,823
Australia & New Zealand Banking Group Ltd. 1.1861% 5/15/18 (a)	1,660,000	1,658,207
Bank of America Corp.:
1.7% 8/25/17	1,645,000	1,646,931
2% 1/11/18	715,000	717,642
2.625% 4/19/21	1,130,000	1,134,355
3.75% 7/12/16	5,000,000	5,016,485
5.65% 5/1/18	425,000	454,433
Bank of America NA:
1.0856% 6/5/17 (a)	6,161,000	6,169,564
1.0961% 11/14/16 (a)	11,845,000	11,856,075
Bank of Nova Scotia:
1.0524% 12/13/16 (a)	4,990,000	4,995,514
1.4584% 1/15/19 (a)	5,000,000	5,006,740
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.9435% 9/8/17 (a)(b)	3,880,000	3,863,572
1.0452% 3/10/17 (a)(b)	2,820,000	2,820,564
1.55% 9/9/16 (b)	1,690,000	1,691,949
1.6524% 9/14/18 (a)(b)	5,000,000	5,006,745
Banque Federative du Credit Mutuel SA:
1.4844% 1/20/17 (a)(b)	2,000,000	2,004,998
1.7% 1/20/17 (b)	1,415,000	1,417,775
2.5% 10/29/18 (b)	1,405,000	1,430,142
Barclays Bank PLC:
5% 9/22/16	15,765,000	15,968,006
6.05% 12/4/17 (b)	1,340,000	1,416,734
BB&T Corp. 1.4939% 6/15/18 (a)	6,575,000	6,615,989
BNP Paribas SA 1.2224% 12/12/16 (a)	6,623,000	6,634,716
BPCE SA:
1.4796% 2/10/17 (a)	2,000,000	2,007,158
1.625% 2/10/17	310,000	310,532
2.5% 12/10/18	1,410,000	1,437,199
Branch Banking & Trust Co. 1.0651% 12/1/16 (a)	5,000,000	5,005,180
Capital One NA 1.3129% 2/5/18 (a)	5,000,000	4,994,625
Citigroup, Inc.:
1.3239% 4/27/18 (a)	5,000,000	4,996,225
1.3613% 11/24/17 (a)	15,000,000	15,006,900
1.4956% 12/7/18 (a)	10,000,000	9,942,300
1.55% 8/14/17	1,630,000	1,631,565
1.7% 4/27/18	565,000	563,746
1.8% 2/5/18	1,205,000	1,206,301
1.85% 11/24/17	870,000	872,292
Citizens Bank NA 2.55% 5/13/21	520,000	519,037
Commonwealth Bank of Australia:
0.9924% 3/13/17 (a)(b)	5,000,000	5,003,920
1.4266% 11/2/18 (a)(b)	10,000,000	10,019,240
1.75% 11/2/18	2,126,000	2,129,806
Credit Agricole SA 1.4786% 10/3/16 (a)(b)	5,000,000	5,009,865
Credit Suisse New York Branch:
1.1553% 5/26/17 (a)	10,000,000	9,991,230
1.375% 5/26/17	1,725,000	1,724,774
Discover Bank:
2% 2/21/18	340,000	339,197
7% 4/15/20	1,360,000	1,535,649
DNB Bank ASA 3.2% 4/3/17 (b)	1,710,000	1,736,826
Fifth Third Bank:
1.1361% 11/18/16 (a)	7,500,000	7,507,793
1.15% 11/18/16	8,180,000	8,187,493
1.5456% 8/20/18 (a)	5,000,000	5,018,750
HSBC Bank PLC 1.2661% 5/15/18 (a)(b)	1,365,000	1,360,865
HSBC U.S.A., Inc.:
0.9666% 11/13/17 (a)	5,000,000	4,976,000
1.0816% 3/3/17 (a)	5,000,000	4,995,415
1.625% 1/16/18	1,260,000	1,259,773
Huntington National Bank 2.2% 11/6/18	770,000	776,402
ING Bank NV 3.75% 3/7/17 (b)	8,430,000	8,589,673
JPMorgan Chase & Co.:
1.0761% 11/18/16 (a)	32,000,000	32,022,016
2% 8/15/17	2,510,000	2,529,608
KeyBank NA 1.1523% 11/25/16 (a)	5,800,000	5,806,647
Lloyds Bank PLC 1.6351% 1/22/19 (a)	5,000,000	5,000,690
Manufacturers & Traders Trust Co. 0.9381% 7/25/17 (a)	10,000,000	9,978,200
Mizuho Bank Ltd.:
1.0801% 9/25/17 (a)(b)	7,000,000	6,969,879
1.7% 9/25/17 (b)	950,000	951,224
1.8244% 10/20/18 (a)(b)	5,000,000	5,037,350
2.15% 10/20/18 (b)	690,000	694,727
MUFG Americas Holdings Corp. 1.2018% 2/9/18 (a)	9,000,000	8,961,435
MUFG Union Bank NA 1.3801% 9/26/16 (a)	9,045,000	9,059,906
National Bank of Canada 1.45% 11/7/17	2,090,000	2,088,370
Nordea Bank AB 1.482% 9/17/18 (a)(b)	14,000,000	14,074,326
PNC Bank NA:
0.9366% 8/1/17 (a)	19,700,000	19,645,864
1.8% 11/5/18	1,300,000	1,310,005
Royal Bank of Canada:
0.8966% 2/3/17 (a)	10,000,000	9,999,400
1.0961% 9/9/16 (a)	7,000,000	7,007,714
Royal Bank of Scotland Group PLC 1.5686% 3/31/17 (a)	8,200,000	8,194,531
Santander UK Group Holdings PLC 2.875% 10/16/20	820,000	815,775
Sovereign Bank 2% 1/12/18	445,000	443,774
Standard Chartered PLC 1.5% 9/8/17 (b)	1,390,000	1,380,448
Sumitomo Mitsui Banking Corp.:
0.9488% 7/11/17 (a)	5,000,000	4,973,885
1.0588% 1/10/17 (a)	7,000,000	7,002,268
1.2129% 1/16/18 (a)	5,000,000	4,979,705
Sumitomo Mitsui Trust Bank Ltd. 1.8% 3/28/18 (b)	1,815,000	1,814,746
SunTrust Banks, Inc. 2.35% 11/1/18	645,000	652,472
Swedbank AB 1.75% 3/12/18 (b)	2,835,000	2,830,699
The Toronto-Dominion Bank:
0.8901% 1/6/17 (a)	5,000,000	5,000,605
1.0961% 9/9/16 (a)	5,000,000	5,005,590
1.1884% 4/30/18 (a)	1,260,000	1,261,785
U.S. Bancorp 1.1161% 11/15/18 (a)	6,505,000	6,498,996
U.S. Bank NA 0.9359% 1/26/18 (a)	10,000,000	9,989,880
Wells Fargo & Co. 0.8935% 9/8/17 (a)	1,349,000	1,346,255
Wells Fargo Bank NA:
1.1746% 9/7/17 (a)	6,000,000	6,011,634
1.65% 1/22/18	10,000,000	10,052,420
Westpac Banking Corp.:
1.0051% 12/1/17 (a)	5,000,000	4,993,870
1.05% 11/25/16	1,045,000	1,046,171
1.3939% 11/23/18 (a)	5,000,000	5,007,140
		460,208,700
Capital Markets - 1.4%
Bank of New York Co., Inc. 2.5% 4/15/21	975,000	993,131
Deutsche Bank AG London Branch:
1.1441% 5/30/17 (a)	5,000,000	4,980,760
1.2366% 2/13/17 (a)	14,490,000	14,465,671
2.5381% 5/10/19 (a)	10,000,000	10,060,480
Goldman Sachs Group, Inc.:
1.3239% 5/22/17 (a)	10,000,000	10,002,080
1.4339% 12/15/17 (a)	5,000,000	5,000,350
2.75% 9/15/20	220,000	222,882
2.9% 7/19/18	775,000	791,895
6.15% 4/1/18	530,000	571,318
6.25% 9/1/17	2,738,000	2,890,424
Legg Mason, Inc. 2.7% 7/15/19	185,000	186,541
Merrill Lynch & Co., Inc.:
6.4% 8/28/17	1,485,000	1,572,002
6.875% 4/25/18	1,465,000	1,598,895
Morgan Stanley:
1.3691% 1/5/18 (a)	5,000,000	4,997,785
1.4881% 1/24/19 (a)	3,265,000	3,260,533
1.9181% 4/25/18 (a)	1,565,000	1,581,145
2.0116% 2/1/19 (a)	20,000,000	20,238,400
2.125% 4/25/18	500,000	503,911
UBS AG Stamford Branch 1.3301% 3/26/18 (a)	10,000,000	10,010,130
UBS Group Funding Ltd. 3% 4/15/21 (b)	1,495,000	1,497,233
		95,425,566
Consumer Finance - 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.95% 2/1/22	1,070,000	1,068,930
American Express Co. 1.2439% 5/22/18 (a)	1,975,000	1,968,832
American Express Credit Corp. 1.1484% 7/29/16 (a)	11,000,000	11,008,778
Caterpillar Financial Services Corp. 1.5% 2/23/18	5,000,000	5,022,555
Discover Financial Services 6.45% 6/12/17	810,000	845,379
Ford Motor Credit Co. LLC:
1.2601% 3/27/17 (a)	5,000,000	5,004,780
1.5339% 6/15/18 (a)	15,000,000	14,892,750
1.684% 9/8/17	3,635,000	3,637,835
2.021% 5/3/19	570,000	567,667
3% 6/12/17	1,385,000	1,404,348
Hyundai Capital America:
1.45% 2/6/17 (b)	975,000	974,747
2.4% 10/30/18 (b)	455,000	459,309
2.5% 3/18/19 (b)	1,455,000	1,476,103
Toyota Motor Credit Corp.:
1.0106% 4/6/18 (a)	5,000,000	5,000,965
1.4451% 2/19/19 (a)	15,000,000	15,178,305
		68,511,283
Diversified Financial Services - 0.3%
Berkshire Hathaway Finance Corp.:
0.9308% 1/12/18 (a)	5,000,000	5,013,080
1.3239% 3/15/19 (a)	10,000,000	10,087,870
1.7% 3/15/19	1,570,000	1,584,632
IntercontinentalExchange, Inc.:
2.5% 10/15/18	480,000	491,081
2.75% 12/1/20	880,000	904,807
McGraw Hill Financial, Inc. 2.5% 8/15/18	230,000	233,579
Nationwide Building Society 2.35% 1/21/20 (b)	755,000	759,622
		19,074,671
Insurance - 0.8%
ACE INA Holdings, Inc.:
2.3% 11/3/20	970,000	986,700
5.8% 3/15/18	1,000,000	1,073,210
AFLAC, Inc. 2.65% 2/15/17	215,000	217,357
AIA Group Ltd. 2.25% 3/11/19 (b)	336,000	337,451
Aon PLC 2.8% 3/15/21	1,320,000	1,328,523
FNF Group 6.6% 5/15/17	2,380,000	2,484,979
Marsh & McLennan Companies, Inc. 2.55% 10/15/18	575,000	584,814
Metropolitan Life Global Funding I:
0.8296% 7/14/16 (a)(b)	5,000,000	5,001,900
1.0088% 4/10/17 (a)(b)	2,000,000	2,003,522
1.3% 4/10/17 (b)	1,240,000	1,242,737
1.5% 1/10/18 (b)	1,375,000	1,378,818
New York Life Global Funding:
1.0299% 4/6/18 (a)(b)	5,000,000	5,015,725
1.55% 11/2/18 (b)	2,430,000	2,438,782
Principal Financial Group, Inc.:
1.5% 4/18/19 (b)	550,000	547,426
1.85% 11/15/17	255,000	255,531
Principal Life Global Funding II:
1.1351% 12/1/17 (a)(b)	10,000,000	10,015,570
1.5% 9/11/17 (b)	1,195,000	1,196,818
2.2% 4/8/20 (b)	1,000,000	1,001,147
Prudential Financial, Inc. 1.4061% 8/15/18 (a)	12,689,000	12,660,488
Reinsurance Group of America, Inc. 6.45% 11/15/19	255,000	288,180
Trinity Acquisition PLC 3.5% 9/15/21	335,000	341,209
Xlit Ltd. 2.3% 12/15/18	695,000	698,124
		51,099,011
Real Estate Investment Trusts - 0.1%
American Campus Communities Operating Partnership LP 3.35% 10/1/20	865,000	885,215
Crown Castle International Corp. 3.4% 2/15/21	860,000	886,718
Kimco Realty Corp. 6.875% 10/1/19	200,000	229,583
Simon Property Group LP 2.15% 9/15/17	2,000,000	2,018,770
		4,020,286
Real Estate Management & Development - 0.0%
Ventas Realty LP:
1.25% 4/17/17	280,000	279,615
1.55% 9/26/16	490,000	490,477
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	410,000	410,499
4% 4/30/19	115,000	120,268
WEA Finance LLC/Westfield UK & Europe Finance PLC:
1.75% 9/15/17 (b)	760,000	759,515
2.7% 9/17/19 (b)	405,000	409,478
3.25% 10/5/20 (b)	235,000	240,245
		2,710,097
Thrifts & Mortgage Finance - 0.0%
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. 6.113% 1/15/40 (b)	505,000	557,896

TOTAL FINANCIALS		701,607,510

HEALTH CARE - 1.1%
Biotechnology - 0.2%
AbbVie, Inc.:
1.8% 5/14/18	1,680,000	1,683,012
2.3% 5/14/21	850,000	845,644
Amgen, Inc. 1.0339% 5/22/17 (a)	8,000,000	8,001,824
Baxalta, Inc.:
1.4043% 6/22/18 (a)(b)	515,000	509,139
2% 6/22/18 (b)	175,000	174,070
Biogen, Inc. 2.9% 9/15/20	510,000	524,979
Celgene Corp.:
1.9% 8/15/17	275,000	276,683
2.125% 8/15/18	640,000	646,454
2.3% 8/15/18	195,000	197,527
		12,859,332
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 1.0839% 6/15/16 (a)	10,000,000	10,001,870
Health Care Providers & Services - 0.3%
Aetna, Inc. 1.5% 11/15/17	590,000	589,943
Catholic Health Initiatives:
1.6% 11/1/17	140,000	140,460
2.6% 8/1/18	745,000	756,033
Express Scripts Holding Co.:
1.25% 6/2/17	700,000	698,856
3.3% 2/25/21	150,000	155,282
Humana, Inc. 2.625% 10/1/19	415,000	423,193
McKesson Corp. 1.292% 3/10/17	840,000	840,533
UnitedHealth Group, Inc.:
1.0829% 1/17/17 (a)	15,000,000	15,025,800
1.875% 11/15/16	500,000	502,486
WellPoint, Inc. 2.3% 7/15/18	995,000	1,005,463
		20,138,049
Life Sciences Tools & Services - 0.0%
Agilent Technologies, Inc. 6.5% 11/1/17	209,000	221,293
Thermo Fisher Scientific, Inc. 1.3% 2/1/17	1,425,000	1,424,725
		1,646,018
Pharmaceuticals - 0.4%
Actavis Funding SCS:
1.5101% 9/1/16 (a)	5,000,000	5,006,210
1.7124% 3/12/18 (a)	5,356,000	5,376,610
1.85% 3/1/17	675,000	677,187
2.35% 3/12/18	1,410,000	1,421,332
Bayer U.S. Finance LLC 0.8766% 10/7/16 (a)(b)	10,000,000	10,004,880
Perrigo Co. PLC:
1.3% 11/8/16	700,000	698,295
3.5% 3/15/21	200,000	203,366
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	1,185,000	1,186,891
		24,574,771

TOTAL HEALTH CARE		69,220,040

INDUSTRIALS - 0.4%
Airlines - 0.0%
Southwest Airlines Co.:
2.75% 11/6/19	640,000	655,382
5.125% 3/1/17	385,000	395,936
5.75% 12/15/16	485,000	495,992
		1,547,310
Commercial Services & Supplies - 0.0%
Waste Management, Inc. 2.6% 9/1/16	480,000	481,971
Industrial Conglomerates - 0.1%
Hutchison Whampoa International Ltd. 1.625% 10/31/17 (b)	2,660,000	2,662,833
Roper Technologies, Inc.:
1.85% 11/15/17	230,000	230,504
2.05% 10/1/18	1,775,000	1,789,878
3% 12/15/20	195,000	199,652
		4,882,867
Machinery - 0.1%
John Deere Capital Corp. 1.2006% 1/8/19 (a)	5,000,000	5,026,765
Stanley Black & Decker, Inc. 2.451% 11/17/18	2,660,000	2,708,931
		7,735,696
Professional Services - 0.0%
Experian Finance PLC 2.375% 6/15/17 (b)	640,000	642,205
Road & Rail - 0.1%
J.B. Hunt Transport Services, Inc. 2.4% 3/15/19	235,000	234,452
Kansas City Southern 2.35% 5/15/20 (b)	1,140,000	1,124,711
Penske Truck Leasing Co. LP:
2.5% 6/15/19 (b)	615,000	611,808
2.875% 7/17/18 (b)	635,000	641,992
3.375% 3/15/18 (b)	525,000	535,470
3.75% 5/11/17 (b)	300,000	306,018
		3,454,451
Trading Companies & Distributors - 0.1%
GATX Corp.:
1.25% 3/4/17	1,135,000	1,132,175
2.375% 7/30/18	255,000	253,879
2.6% 3/30/20	865,000	849,090
3.5% 7/15/16	674,000	675,906
International Lease Finance Corp. 2.5839% 6/15/16 (a)	990,000	990,080
		3,901,130
Transportation Infrastructure - 0.0%
HPHT Finance 15 Ltd. 2.25% 3/17/18 (b)	466,000	466,327

TOTAL INDUSTRIALS		23,111,957

INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.2%
Cisco Systems, Inc.:
0.9439% 6/15/18 (a)	15,000,000	15,025,650
1.6% 2/28/19	255,000	256,459
Harris Corp. 1.999% 4/27/18	1,000,000	998,993
		16,281,102
Electronic Equipment & Components - 0.1%
Amphenol Corp. 1.55% 9/15/17	775,000	773,184
Anstock II Ltd. 2.125% 7/24/17 (Reg. S)	785,000	782,260
Avnet, Inc. 6.625% 9/15/16	1,220,000	1,237,536
Keysight Technologies, Inc. 3.3% 10/30/19	2,200,000	2,197,386
		4,990,366
Internet Software & Services - 0.1%
Alibaba Group Holding Ltd. 2.5% 11/28/19	1,965,000	1,967,275
Baidu.com, Inc. 2.75% 6/9/19	1,330,000	1,340,268
Tencent Holdings Ltd.:
2% 5/2/17 (b)	715,000	717,899
2.875% 2/11/20 (b)	390,000	396,370
		4,421,812
IT Services - 0.0%
Fidelity National Information Services, Inc. 1.45% 6/5/17	380,000	378,130
Xerox Corp. 2.95% 3/15/17	200,000	201,199
		579,329
Software - 0.1%
Oracle Corp. 0.8266% 7/7/17 (a)	5,000,000	5,008,770
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 1.7% 2/22/19	665,000	671,164
Hewlett Packard Enterprise Co.:
2.3691% 10/5/17 (a)(b)	11,000,000	11,069,036
2.45% 10/5/17 (b)	2,720,000	2,743,786
		14,483,986

TOTAL INFORMATION TECHNOLOGY		45,765,365

MATERIALS - 0.3%
Chemicals - 0.0%
Eastman Chemical Co. 2.4% 6/1/17	710,000	716,071
Solvay Finance America LLC 3.4% 12/3/20 (b)	950,000	976,291
		1,692,362
Construction Materials - 0.0%
Martin Marietta Materials, Inc. 1.7286% 6/30/17 (a)	705,000	700,031
Metals & Mining - 0.3%
BHP Billiton Financial (U.S.A.) Ltd. 1.625% 2/24/17	1,250,000	1,252,494
Goldcorp, Inc. 2.125% 3/15/18	1,150,000	1,145,961
Kinross Gold Corp. 3.625% 9/1/16	445,000	445,000
Rio Tinto Finance (U.S.A.) PLC:
1.375% 6/17/16	1,520,000	1,520,423
1.482% 6/17/16 (a)	12,000,000	12,003,336
2.25% 12/14/18	840,000	845,598
		17,212,812

TOTAL MATERIALS		19,605,205

TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
1.5766% 11/27/18 (a)	9,254,000	9,273,295
2.3% 3/11/19	690,000	699,395
2.45% 6/30/20	715,000	718,487
BellSouth Corp. 4.4% 4/26/17 (a)(b)	10,000,000	10,261,630
British Telecommunications PLC 1.625% 6/28/16	5,943,000	5,946,447
SBA Tower Trust:
2.24% 4/16/18 (b)	820,000	813,827
2.933% 12/15/17 (b)	2,205,000	2,200,244
3.156% 10/15/45 (b)	265,000	263,853
3.598% 4/16/18 (b)	635,000	641,070
Verizon Communications, Inc.:
1.0361% 6/9/17 (a)	15,000,000	15,008,955
2.1639% 9/15/16 (a)	13,000,000	13,047,489
		58,874,692
Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de CV:
1.6324% 9/12/16 (a)	5,000,000	5,004,905
2.375% 9/8/16	890,000	892,969
CC Holdings GS V LLC/Crown Castle GS III Corp. 2.381% 12/15/17	2,035,000	2,055,126
		7,953,000

TOTAL TELECOMMUNICATION SERVICES		66,827,692

UTILITIES - 1.2%
Electric Utilities - 0.8%
Commonwealth Edison Co.:
1.95% 9/1/16	385,000	385,604
5.95% 8/15/16	10,000,000	10,104,070
Duke Energy Corp.:
1.0086% 4/3/17 (a)	6,874,000	6,865,421
1.625% 8/15/17	495,000	497,188
2.15% 11/15/16	1,485,000	1,493,344
Duke Energy Industries, Inc. 0.9788% 7/11/16 (a)	5,000,000	5,001,790
EDF SA 1.15% 1/20/17 (b)	1,350,000	1,350,000
Exelon Corp. 1.55% 6/9/17	745,000	745,029
Georgia Power Co. 1.95% 12/1/18	460,000	464,948
Monongahela Power Co. 5.7% 3/15/17 (b)	145,000	149,605
NextEra Energy Capital Holdings, Inc.:
1.586% 6/1/17	2,902,000	2,905,526
2.3% 4/1/19	375,000	378,685
PPL Capital Funding, Inc. 1.9% 6/1/18	865,000	864,295
Southern Co.:
1.55% 7/1/18	10,365,000	10,373,997
1.85% 7/1/19	1,295,000	1,298,213
1.95% 9/1/16	485,000	486,623
2.35% 7/1/21	280,000	280,519
TECO Finance, Inc. 1.2288% 4/10/18 (a)	7,805,000	7,677,334
		51,322,191
Independent Power and Renewable Electricity Producers - 0.2%
Exelon Generation Co. LLC 2.95% 1/15/20	455,000	462,170
PSEG Power LLC 2.75% 9/15/16	425,000	427,013
Southern Power Co. 1.85% 12/1/17	10,974,000	11,036,190
		11,925,373
Multi-Utilities - 0.2%
CMS Energy Corp. 6.55% 7/17/17	1,370,000	1,446,458
Dominion Resources, Inc.:
1.95% 8/15/16	4,640,000	4,649,090
2.125% 2/15/18 (b)	1,450,000	1,458,084
2.962% 7/1/19 (c)	330,000	332,082
NiSource Finance Corp.:
6.4% 3/15/18	25,000	26,971
6.8% 1/15/19	425,000	477,159
San Diego Gas & Electric Co. 1.914% 2/1/22	411,429	408,445
Sempra Energy 2.3% 4/1/17	3,000,000	3,022,335
Zhejiang Energy Group Hong Kong Ltd. 2.3% 9/30/17 (Reg. S)	1,740,000	1,737,703
		13,558,327

TOTAL UTILITIES		76,805,891

TOTAL NONCONVERTIBLE BONDS
(Cost $1,324,193,545)		1,327,732,715

U.S. Government and Government Agency Obligations - 1.3%
U.S. Government Agency Obligations - 0.3%
Federal Home Loan Bank:
0.01% 6/29/18	$4,545,000	$4,533,647
0.625% 12/28/16	2,200,000	2,199,534
1% 6/21/17	3,390,000	3,397,339
Freddie Mac 0.75% 4/9/18	10,455,000	10,414,989

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		20,545,509

U.S. Treasury Obligations - 1.0%
U.S. Treasury Notes:
0.625% 11/30/17	23,000,000	22,930,816
0.875% 5/31/18	2,845,000	2,844,445
0.875% 7/15/18	19,670,000	19,651,550
1.625% 11/30/20	18,735,000	18,969,918
1.75% 9/30/19	1,675,000	1,710,004

TOTAL U.S. TREASURY OBLIGATIONS		66,106,733

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $86,710,738)		86,652,242

U.S. Government Agency - Mortgage Securities - 0.9%
Fannie Mae - 0.7%
2.136% 10/1/33 (a)	75,191	77,270
2.274% 7/1/35 (a)	28,728	29,998
2.393% 8/1/37 (a)	25,815	27,184
2.399% 5/1/38 (a)	240,419	253,839
2.412% 5/1/38 (a)	76,161	80,459
2.416% 12/1/35 (a)	16,310	17,044
2.455% 4/1/38 (a)	32,438	34,324
2.463% 5/1/38 (a)	107,608	113,901
2.5% 4/1/31 to 6/1/31	1,636,798	1,679,738
2.602% 8/1/38 (a)	19,746	20,935
2.915% 12/1/36 (a)	32,112	34,160
3% 11/1/29 to 9/1/30	5,980,744	6,260,146
3.5% 10/1/25 to 3/1/46 (d)	8,566,406	9,021,520
4% 2/1/25 to 12/1/45	13,129,491	14,042,373
4.5% 5/1/19 to 6/1/44	5,023,739	5,411,209
5% 11/1/18 to 6/1/39	3,709,050	4,102,976
5.5% 4/1/18 to 5/1/40	5,931,744	6,620,218
6% 1/1/22 to 1/1/41	1,805,975	2,035,338
6.5% 7/1/32 to 12/1/32	214,136	249,379

TOTAL FANNIE MAE		50,112,011

Freddie Mac - 0.1%
1.5889% 5/25/28 (a)	420,655	420,715
2.305% 6/1/38 (a)	69,754	73,165
2.306% 7/1/38 (a)	46,056	48,353
2.341% 9/1/35 (a)	21,280	22,250
2.358% 2/1/37 (a)	22,487	23,635
2.374% 5/1/38 (a)	38,338	40,432
2.386% 5/1/37 (a)	26,153	27,570
2.472% 11/1/34 (a)	23,189	24,576
2.473% 7/1/35 (a)	35,196	37,290
2.474% 10/1/36 (a)	177,244	187,309
2.675% 2/1/37 (a)	31,050	32,765
2.701% 2/1/38 (a)	87,177	92,735
3.056% 2/1/37 (a)	46,511	49,476
3.5% 3/1/46	2,303,010	2,428,789
4% 9/1/44	372,496	398,039
4.5% 10/1/19	62,056	64,169
5% 10/1/18 to 12/1/23	615,639	661,500
5.5% 11/1/21 to 10/1/38	133,857	144,574
5.832% 12/1/36 (a)	9,261	9,782
6% 5/1/17 to 1/1/38	373,995	426,950
6.08% 11/1/36 (a)	7,054	7,450

TOTAL FREDDIE MAC		5,221,524

Ginnie Mae - 0.1%
3% 10/20/44 (a)	160,612	165,787
3% 11/20/44 (a)	822,754	847,589
3.5% 3/20/43 to 4/20/43	1,752,682	1,859,970
4% 1/20/45 to 12/20/45	1,416,195	1,508,180
4.5% 9/20/40	300,675	327,600
5% 12/20/34 to 3/20/41	1,149,939	1,284,432
6% 7/15/36	469,525	546,092

TOTAL GINNIE MAE		6,539,650

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $61,327,225)		61,873,185

Asset-Backed Securities - 6.7%
Ally Auto Receivables Trust:
Series 2012-A Class D, 3.15% 10/15/18 (b)	$335,000	$335,667
Series 2014-3 Class A2, 0.81% 9/15/17	732,208	732,085
Series 2014-SN1 Class A3, 0.75% 2/21/17	6,439	6,438
Series 2015-1 Class A4, 1.75% 5/15/20	340,000	342,502
Series 2015-SN1 Class A2A, 0.93% 6/20/17	2,065,140	2,064,993
Ally Master Owner Trust:
Series 2014-1 Class A2, 1.29% 1/15/19	10,000,000	9,988,449
Series 2015-1 Class A, 0.8328% 1/15/19 (a)	5,000,000	5,002,165
Series 2015-3 Class A, 1.63% 5/15/20	2,645,000	2,637,456
American Express Credit Account Master Trust:
Series 2012-1 Class A, 0.7045% 1/15/20 (a)	10,409,000	10,422,313
Series 2013-1 Class A, 0.8545% 2/16/21 (a)	570,000	572,355
Series 2014-2 Class A, 1.26% 1/15/20	800,000	802,044
Series 2015-1 Class A, 0.7228% 1/15/20 (a)	5,000,000	5,010,254
AmeriCredit Automobile Receivables Trust:
Series 2013-2 Class B, 1.19% 5/8/18	456,630	456,497
Series 2013-5:
Class A3, 0.9% 9/10/18	533,948	533,829
Class B, 1.52% 1/8/19	315,000	315,396
Series 2014-2 Class B, 1.6% 7/8/19	345,000	345,232
Series 2014-4 Class A2A, 0.72% 4/9/18	962,179	961,465
Series 2015-1 Class A3, 1.26% 11/8/19	1,635,000	1,634,219
Series 2015-2:
Class A2A, 0.83% 9/10/18	2,143,327	2,141,989
Class A3, 1.27% 1/8/20	890,000	888,900
Americredit Automobile Receivables Trust Series 2015-4 Class A3, 1.7% 7/8/20	515,000	515,006
AmeriCredit Automobile Receivables Trust:
Series 2016-1:
Class A2A, 1.69% 6/10/19	5,000,000	5,006,630
Class A3, 2.14% 10/8/20	175,000	175,599
Series 2016-2 Class A2A, 1.42% 10/8/19	2,000,000	1,998,972
ARI Fleet Lease Trust Series 2014-A Class A2, 0.81% 11/15/22 (b)	288,042	287,560
Ari Fleet Lease Trust Series 2015-A:
Class A2, 1.11% 11/15/18 (b)	867,344	864,734
Class A3, 1.67% 9/15/23 (b)	1,150,000	1,145,792
ARI Fleet Lease Trust Series 2016-A Class A2, 1.82% 7/15/24 (b)	1,355,000	1,354,775
Ascentium Equipment Receivables LLC:
Series 2015-2A Class A3, 1.93% 3/11/19 (b)	1,555,000	1,555,152
Series 2016-1A Class A2, 1.75% 11/13/18 (b)	350,000	349,585
Ascentium Equipment Receivables Trust Series 2015-1A Class A2, 1.15% 7/10/17 (b)	163,279	163,247
Bank of America Credit Card Master Trust:
Series 2014-A3 Class A, 0.7228% 1/15/20 (a)	10,000,000	10,017,031
Series 2015-A1 Class A, 0.7628% 6/15/20 (a)	5,000,000	5,010,409
BankBoston Home Equity Loan Trust Series 1998-2 Class A6, 6.64% 12/25/28 (MBIA Insured)	34,455	34,494
BMW Vehicle Lease Trust:
Series 2015-1 Class A2A, 0.86% 2/21/17	1,993,189	1,992,769
Series 2015-2 Class A2B, 0.9688% 1/22/18 (a)	5,951,351	5,956,155
Series 2016-1 Class A2B, 0.9388% 1/22/18 (a)	5,000,000	5,000,648
BMW Vehicle Owner Trust Series 2014-A Class A4, 1.5% 2/25/21	325,000	326,111
Capital Auto Receivables Asset Trust:
Series 2013-4 Class A3, 1.09% 3/20/18	295,715	295,715
Series 2014-1 Class A3, 1.32% 6/20/18	479,474	479,704
Series 2014-2 Class A3, 1.26% 5/21/18	1,180,679	1,181,032
Series 2014-3 Class A3, 1.48% 11/20/18	710,000	710,562
Series 2015-1 Class A1B, 0.8588% 7/20/17 (a)	1,337,292	1,336,994
Series 2015-2:
Class A1A, 0.99% 10/20/17	5,000,000	4,994,572
Class A2, 1.39% 9/20/18	215,000	215,223
Class A3, 1.73% 9/20/19	450,000	451,944
Series 2015-4 Class A2, 1.62% 3/20/19	815,000	815,372
Series 2016-1 Class A3, 1.71% 4/20/20	550,000	551,179
Capital One Multi-Asset Execution Trust:
Series 2007-A5 Class A5, 0.4745% 7/15/20 (a)	7,975,000	7,957,350
Series 2014-A3 Class A3, 0.8128% 1/18/22 (a)	4,000,000	3,997,096
Series 2015-A6 Class A6, 0.8045% 6/15/20 (a)	10,000,000	10,026,829
Series 2016-A1 Class A1, 0.9% 2/15/22 (a)	10,000,000	10,034,725
Carmax Auto Owner Trust:
Series 2014-1:
Class B, 1.69% 8/15/19	100,000	100,006
Class C, 1.93% 11/15/19	145,000	144,741
Series 2014-4 Class A2A, 0.67% 2/15/18	691,221	691,073
Series 2015-1 Class A3, 1.38% 11/15/19	580,000	581,341
Series 2015-2:
Class A2A, 0.82% 6/15/18	2,749,565	2,748,678
Class A3, 1.37% 3/16/20	775,000	775,857
CarMax Auto Owner Trust:
Series 2016-1 Class A3, 2.01% 11/16/20	1,140,000	1,143,573
Series 2016-2 Class A3, 1.52% 2/16/21	720,000	720,359
CCG Receivables Trust:
Series 2014-1 Class A2, 1.06% 11/15/21 (b)	230,139	229,712
Series 2015-1 Class A2, 1.46% 11/14/18 (b)	830,000	830,308
Chase Issuance Trust:
Series 2007-A12 Class A12, 0.4845% 8/15/19 (a)	5,000,000	4,990,852
Series 2013-A3 Class A3, 0.7145% 4/15/20 (a)	3,153,000	3,153,000
Series 2016-A1 Class A, 0.8465% 5/17/21 (a)	10,000,000	10,021,254
Chrysler Capital Auto Receivables Trust:
Series 2015-AA:
Class A2, 0.81% 11/15/17 (b)	383,456	383,324
Class A3, 1.22% 7/15/19 (b)	3,130,000	3,127,837
Series 2015-BA Class A2, 1.46% 12/17/18 (b)	4,512,729	4,518,658
CIT Equipment Collateral Series 2014-VT1 Class A2, 0.86% 5/22/17 (b)	1,465,119	1,463,251
Citibank Credit Card Issuance Trust:
Series 2014-A2 Class A2, 1.02% 2/22/19	1,345,000	1,345,749
Series 2014-A6 Class A6, 2.15% 7/15/21	2,105,000	2,148,624
CNH Equipment Trust:
Series 2014-C:
Class A2, 0.63% 12/15/17	347,022	346,957
Class A3, 1.05% 11/15/19	765,000	764,245
Series 2015-B Class A3, 1.37% 7/15/20	1,320,000	1,320,726
Series 2015-C:
Class A2A, 1.1% 12/17/18	4,796,859	4,796,822
Class A3, 1.66% 11/16/20	1,030,000	1,034,613
Series 2016-A Class A3, 1.48% 4/15/21	805,000	803,516
CNH Wholesale Master Note Trust Series 2013-2A Class A, 1.0345% 8/15/19 (a)(b)	645,000	645,168
DB Master Finance LLC Series 2015-1A Class A21, 3.262% 2/20/45 (b)	1,501,000	1,506,854
Dell Equipment Finance Trust:
Series 2015-1 Class A2, 1.01% 7/24/17 (b)	3,102,250	3,101,098
Series 2015-2 Class A2A, 1.42% 12/22/17 (b)	3,000,000	2,997,204
Diamond Resorts Owner Trust:
Series 2013-2 Class A, 2.27% 5/20/26 (b)	153,100	152,149
Series 2014-1 Class A, 2.54% 5/20/27 (b)	410,952	413,029
Series 2015-1 Class A, 2.73% 7/20/27 (b)	369,595	364,410
Series 2015-2 Class A, 2.99% 5/22/28 (b)	468,624	474,079
Discover Card Master Trust:
Series 2012-A6 Class A6, 1.67% 1/18/22	2,805,000	2,823,977
Series 2014-A1 Class A1, 0.8628% 7/15/21 (a)	3,905,000	3,915,155
Series 2014-A5 Class A, 1.39% 4/15/20	1,410,000	1,415,806
Series 2015-A1 Class A1, 0.7828% 8/17/20 (a)	7,500,000	7,518,000
Series 2015-A3 Class A, 1.45% 3/15/21	265,000	265,295
Series 2016-A1 Class A1, 1.64% 7/15/21	2,815,000	2,833,062
Series 2016-A2 Class A2, 0.9747% 9/15/21 (a)	10,000,000	10,058,866
Dominos Pizza Master Issuer LLC Series 2012-1A Class A2, 5.216% 1/25/42 (b)	699,298	719,139
Elara HGV Timeshare Issuer Trust Series 2014-A Class A, 2.53% 2/25/27 (b)	265,572	263,068
Enterprise Fleet Financing LLC:
Series 2013-2 Class A2, 1.06% 3/20/19 (b)	35,927	35,920
Series 2014-1 Class A2, 0.87% 9/20/19 (b)	2,065,188	2,062,994
Series 2014-2 Class A2, 1.05% 3/20/20 (b)	1,314,271	1,311,010
Series 2015-1 Class A2, 1.3% 9/20/20 (b)	812,472	810,856
Series 2015-2 Class A2, 1.59% 2/22/21 (b)	1,261,054	1,260,918
Series 2016-1 Class A2, 1.83% 9/20/21 (b)	2,570,000	2,562,654
Exeter Automobile Receivables Trust Series 2014-2A Class A, 1.06% 8/15/18 (b)	18,735	18,721
Ford Credit Auto Lease Trust:
Series 2014-B Class A4, 1.1% 11/15/17	580,000	579,873
Series 2015-A Class A4, 1.31% 8/15/18	895,000	892,855
Ford Credit Auto Owner Trust:
Series 2013-B Class A3, 0.57% 10/15/17	73,033	73,015
Series 2014-C Class A3, 1.06% 5/15/19	955,000	955,137
Series 2015-B Class A3, 1.16% 11/15/19	875,000	875,260
Series 2015-C Class A2A, 0.95% 8/15/18	3,937,300	3,935,505
Series 2016-A:
Class A2A, 1.56% 12/15/18	5,000,000	5,004,071
Class A3, 1.39% 7/15/20	395,000	395,211
Ford Credit Floorplan Master Owner Trust:
Series 2013-5 Class A1, 1.5% 9/15/18	13,080,000	13,099,710
Series 2014-2 Class A, 0.9328% 2/15/21 (a)	6,200,000	6,167,745
Series 2014-4 Class A1, 1.4% 8/15/19	2,185,000	2,185,791
Series 2015-1 Class A1, 1.42% 1/15/20	920,000	919,357
GE Dealer Floorplan Master Note Trust:
Series 2014-1 Class A, 0.8188% 7/20/19 (a)	2,280,000	2,276,128
Series 2014-2 Class A, 0.8888% 10/20/19 (a)	1,050,000	1,046,055
GE Equipment Small Ticket LLC Series 2014-1A Class A3, 0.95% 9/25/17 (b)	804,082	803,209
GM Financial Automobile Leasing Trust:
Series 2015-1 Class A2, 1.1% 12/20/17	2,882,400	2,883,444
Series 2015-3 Class A3, 1.69% 3/20/19	1,985,000	1,994,449
Series 2016-1:
Class A2A, 1.75% 7/20/18	5,000,000	4,996,887
Class A3, 1.64% 7/20/19	1,405,000	1,402,421
Series 2016-2:
Class A2A, 1.49% 10/22/18	2,560,000	2,555,162
Class A3, 1.62% 9/20/19	1,335,000	1,332,125
GMF Floorplan Owner Revolving Trust:
Series 2015-1:
Class A1, 1.65% 5/15/20 (b)	855,000	853,177
Class A2, 0.9328% 5/15/20 (a)(b)	3,000,000	2,985,427
Series 2016-1:
Class A1, 1.86% 5/17/21 (b)	1,280,000	1,279,746
Class A2, 1.28% 5/17/21 (a)(b)	5,000,000	5,000,000
Class B, 2.26% 5/17/21 (b)	275,000	274,978
Class C, 2.76% 5/17/21 (b)	105,000	104,976
GreatAmerica Leasing Receivables Funding LLC:
Series 2014-1 Class A3, 0.89% 7/15/17 (b)	426,845	426,522
Series 2016-1 Class A3, 1.73% 6/20/19 (b)	800,000	795,903
Hilton Grand Vacations Trust Series 2014-AA Class A, 1.77% 11/25/26 (b)	416,664	413,039
Honda Auto Receivables Owner Trust:
Series 2013-4 Class A4, 1.04% 2/18/20	105,000	105,029
Series 2014-4 Class A3, 0.99% 9/17/18	786,687	786,639
Series 2015-1 Class A3, 1.05% 10/15/18	755,000	755,036
Series 2015-3 Class A2, 0.92% 11/20/17	4,045,452	4,045,473
Hyundai Auto Lease Securitization Trust:
Series 2014-B Class A4, 1.26% 9/17/18 (b)	310,000	310,413
Series 2015-A:
Class A2, 1% 10/16/17 (b)	2,774,654	2,774,329
Class A4, 1.65% 8/15/19 (b)	1,315,000	1,319,470
Series 2015-B:
Class A2A, 0.95% 12/15/17 (b)	3,898,553	3,896,430
Class A3, 1.4% 11/15/18 (b)	735,000	736,288
Series 2016-A:
Class A2A, 1.21% 6/17/19	5,000,000	5,000,461
Class A3, 2.01% 7/15/19 (b)	395,000	395,538
Series 2016-B:
Class A3, 1.74% 10/15/19 (b)	900,000	899,925
Class A4, 1.68% 4/15/20 (b)	235,000	234,966
Hyundai Auto Receivables Trust:
Series 2013-A Class A4, 0.75% 9/17/18	711,967	711,427
Series 2015-A Class A3, 1.05% 4/15/19	650,000	649,603
Series 2016-A Class A3, 1.56% 9/15/20	185,000	185,609
Hyundai Floorplan Master Owner Trust Series 2016-1A Class A1, 1.34% 3/15/21 (a)(b)	3,000,000	3,000,862
John Deere Owner Trust:
Series 2015-A Class A3, 1.32% 6/17/19	360,000	360,520
Series 2015-B Class A2, 0.98% 6/15/18	4,761,646	4,761,637
Series 2016-A Class A3, 1.36% 4/15/20	790,000	787,544
Kubota Credit Owner Trust Series 2015-1A Class A3, 1.54% 3/15/19 (b)	1,290,000	1,293,696
Mercedes Benz Auto Lease Trust Series 2015-B Class A2A, 1% 1/16/18	4,841,461	4,841,994
Mercedes-Benz Auto Lease Trust:
Series 2015-A:
Class A2A, 0.78% 2/15/17	147,263	147,253
Class A3, 1.1% 8/15/17	1,700,000	1,700,897
Series 2016-A:
Class A2A, 1.33% 7/16/18	5,000,000	5,008,607
Class A3, 1.52% 3/15/19	925,000	924,052
Mercedes-Benz Auto Receivables Trust Series 2015-1 Class A3, 1.34% 12/16/19	1,325,000	1,328,154
Mercedes-Benz Master Owner Trust:
Series 2015-AA Class A, 0.7528% 4/15/19 (a)(b)	3,769,000	3,766,347
Series 2015-BA Class A, 0.8128% 4/15/20 (a)(b)	4,315,000	4,301,344
Series 2016-BA Class A, 1.1839% 5/17/21 (a)(b)	10,000,000	10,000,007
MMAF Equipment Finance LLC:
Series 2014-AA Class A3, 0.87% 1/8/19 (b)	1,840,000	1,835,966
Series 2015-AA Class A3, 1.39% 10/16/19 (b)	505,000	504,432
Series 2016-AA Class A3, 1.48% 6/15/20 (b)	765,000	763,317
Motor PLC Series 2014-1A Class A1, 0.926% 8/25/21 (a)(b)	75,620	75,604
MVW Owner Trust:
Series 2013-1A Class A, 2.15% 4/22/30 (b)	119,192	117,893
Series 2014-1A Class A, 2.25% 9/22/31 (b)	379,237	371,284
Series 2015-1A Class A, 2.52% 12/20/32 (b)	1,082,490	1,076,464
Nationstar HECM Loan Trust Series 2016-1A Class A, 3.1294% 2/25/26 (b)	193,327	193,317
Nissan Auto Lease Trust Series 2015-A Class A3, 1.4% 6/15/18	1,320,000	1,322,915
Nissan Auto Receivables Owner Trust:
Series 2014-B Class A3, 1.11% 5/15/19	570,000	570,356
Series 2015-B Class A3, 1.34% 3/16/20	1,325,000	1,327,400
Series 2016-A:
Class A2A, 1.06% 2/15/19	5,000,000	5,001,241
Class A3, 1.34% 10/15/20	685,000	685,542
Series 2016-B:
Class A2A, 1.14% 4/15/19	5,000,000	4,998,706
Class A3, 1.32% 1/15/21	175,000	174,884
Nissan Master Owner Trust Receivables Series 2015-A:
Class A1, 0.8328% 1/15/20 (a)	5,000,000	4,999,286
Class A2, 1.44% 1/15/20	890,000	890,930
OneMain Financial Issuance Trust:
Series 2016-1A Class A, 3.66% 2/20/29 (b)	405,000	409,529
Series 2016-2A Class A, 4.1% 3/20/28 (b)	435,000	443,951
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33 (AMBAC Insured)	16,178	16,041
Sierra Timeshare Receivables Funding Co. LLC:
Series 2014-2A Class A, 2.05% 6/20/31 (b)	237,612	236,727
Series 2014-3A Class A, 2.3% 10/20/31 (b)	317,918	318,203
Series 2015-1A Class A, 2.4% 3/22/32 (b)	865,657	863,972
Series 2015-2A Class 2, 2.43% 6/20/32 (b)	627,871	630,046
Series 2015-3A Class A, 2.58% 9/20/32 (b)	332,261	334,326
SLM Student Loan Trust:
Series 2008-4 Class A4, 2.2881% 7/25/22 (a)	100,000	100,295
Series 2008-5 Class A4, 2.3381% 7/25/23 (a)	618,582	621,424
Series 2008-9 Class A, 2.1381% 4/25/23 (a)	439,618	435,643
Smart Trust Series 2013-2U.S. Class A4A, 1.18% 2/14/19	342,843	339,951
SMART Trust:
Series 2014-1U.S. Class A3A, 0.95% 2/14/18	602,129	600,720
Series 2015-1U.S. Class A2A, 0.99% 8/14/17	237,689	237,380
Series 2015-3U.S. Class A3A, 1.66% 8/14/19	1,210,000	1,204,013
Suntrust Auto Receivables Trust Series 2015-1A Class A3, 1.42% 9/16/19 (b)	1,320,000	1,320,568
Synchrony Credit Card Master Note Trust:
Series 2013-1 Class B, 1.69% 3/15/21	1,035,000	1,023,851
Series 2014-1 Class A, 1.61% 11/15/20	2,330,000	2,337,684
Series 2015-2 Class A, 1.6% 4/15/21	1,325,000	1,327,858
TCF Auto Receivables Owner Trust:
Series 2015-1A Class A2, 1.02% 8/15/18 (b)	2,190,187	2,188,332
Series 2015-2A Class A2, 1.64% 1/15/19 (b)	4,612,630	4,616,732
Toyota Auto Receivables Owner Trust:
Series 2013-A Class A4, 0.69% 11/15/18	633,861	633,442
Series 2014-C Class A4, 1.44% 4/15/20	200,000	200,500
Series 2016-B Class A2A, 1.26% 10/15/18	5,000,000	4,996,459
Toyota Auto Receivables Owners Trust Series 2016-A Class A2A, 1.03% 7/16/18	5,000,000	5,000,288
Volkswagen Auto Loan Enhanced Trust:
Series 2014-1 Class A3, 0.91% 10/22/18	104,304	103,934
Series 2014-2 Class A4, 1.39% 5/20/21	1,380,000	1,361,118
Volkswagen Credit Auto Master Trust Series 2014-1A:
Class A1, 0.7888% 7/22/19 (a)(b)	10,000,000	9,874,681
Class A2, 1.4% 7/22/19 (b)	1,290,000	1,275,520
Volvo Financial Equipment LLC:
Series 2014-1A Class A3, 0.82% 4/16/18 (b)	378,510	377,695
Series 2015-1A Class A2, 0.95% 11/15/17 (b)	2,964,349	2,961,556
Series 2016-1A:
Class A2, 1.44% 10/15/18 (b)	5,000,000	5,006,095
Class A3, 1.67% 2/18/20 (b)	400,000	399,076
Wendys Funding LLC Series 2015-1A Class A2I, 3.371% 6/15/45 (b)	1,850,700	1,839,596
Wheels SPV LLC:
Series 2014-1A Class A2, 0.84% 3/20/23 (b)	231,457	230,813
Series 2015-1A Class A2, 1.27% 4/22/24 (b)	324,492	322,029
World Omni Auto Receivables Trust:
Series 2014-B Class A2A, 0.6% 1/16/18	352,117	352,045
Series 2015-A Class A3, 1.34% 5/15/20	340,000	340,852
Series 2015-B Class A3, 1.49% 12/15/20	730,000	732,508
Series 2016-A Class A3, 1.77% 9/15/21	1,300,000	1,310,373
World Omni Automobile Lease Securitization Trust:
Series 2014-A Class A4, 1.37% 1/15/20	490,000	490,567
Series 2015-A Class A2A, 1.06% 5/15/18	4,384,239	4,373,599
TOTAL ASSET-BACKED SECURITIES
(Cost $443,845,213)		443,947,979

Collateralized Mortgage Obligations - 0.9%
Private Sponsor - 0.1%
Banc of America Mortgage Securities, Inc.:
Series 2004-A Class 2A2, 2.9448% 2/25/34 (a)	21,932	21,408
Series 2004-H Class 2A2, 2.8222% 9/25/34 (a)	70,360	68,431
COMM Mortgage Trust Series 2016-CR28 Class A1, 1.77% 2/10/49	213,190	215,098
GS Mortgage-Backed Securites Trust Series 2014-EB1A Class 2A1, 2.4923% 7/25/44 (a)(b)	233,527	232,281
Lanark Master Issuer PLC floater Series 2013-1A Class 1A1, 1.1182% 12/22/54 (a)(b)	802,788	802,292
Towd Point Mortgage Trust:
Series 2015-4 Class A1B, 2.75% 4/25/55 (b)	955,348	955,245
Series 2015-5 Class A1B, 2.75% 5/25/55 (b)	872,702	873,946
Series 2016-1:
Class A1B, 2.75% 2/25/55 (b)	557,455	559,023
Class A3B, 3% 2/25/55 (b)	660,417	659,490
Series 2016-2 Class A1A, 2.75% 8/25/55 (b)	390,000	390,005
WaMu Mortgage pass-thru certificates Series 2005-AR12 Class 2A1, 2.6315% 9/25/35 (a)	43,874	43,331
Wells Fargo Mortgage Backed Securities Trust Series 2004-G Class A3, 2.7245% 6/25/34 (a)	37,695	37,573

TOTAL PRIVATE SPONSOR		4,858,123

U.S. Government Agency - 0.8%
Fannie Mae:
floater:
Series 2003-31 Class FM, 0.946% 4/25/33 (a)	1,997,132	2,010,081
Series 2015-27 Class KF, 0.746% 5/25/45 (a)	5,362,990	5,356,822
floater planned amortization class Series 2004-52 Class PF 0.896% 12/25/33 (a)	2,217,273	2,224,358
sequential payer Series 2012-114 Class DF, 0.846% 8/25/39 (a)	36,264	36,420
sequential payer floater:
Series 2005-74 Class DF, 0.796% 7/25/35 (a)	5,031,231	5,039,086
Series 2005-83 Class FP, 0.776% 10/25/35 (a)	4,764,128	4,759,229
Fannie Mae Connecticut Avenue Securities floater:
Series 2014-C04 Class 2M1, 2.546% 11/25/24 (a)	139,003	139,612
Series 2015-C03:
Class 1M1, 1.946% 7/25/25 (a)	372,256	372,457
Class 2M1, 1.946% 7/25/25 (a)	835,434	836,017
Series 2016-C01 Class 2M1, 2.5389% 8/25/28 (a)	1,382,542	1,390,343
Series 2016-C02 Class 1M1, 2.5889% 9/25/28 (a)	380,503	383,206
FHLMC Structured Agency Credit Risk Debt Notes floater:
Series 2014-HQ2 Class M1, 1.8889% 9/25/24 (a)	530,026	531,598
Series 2014-HQ3 Class M1, 2.0889% 10/25/24 (a)	52,426	52,466
Series 2015-DNA1 Class M1, 1.3389% 10/25/27 (a)	558,574	557,975
Series 2015-DNA2 Class M1, 1.5889% 12/25/27 (a)	473,503	473,642
Series 2015-DNA3 Class M1, 1.7889% 4/25/28 (a)	526,852	527,991
Series 2015-HQ2 Class M1, 1.5389% 5/25/25 (a)	299,542	299,389
Series 2015-HQA1 Class M1, 1.6889% 3/25/28 (a)	414,185	414,446
Series 2016-DNA1 Class M1, 1.8889% 7/25/28 (a)	1,224,635	1,227,180
Series 2016-HQA1 Class M1, 2.1889% 9/25/28 (a)	246,267	247,138
Freddie Mac:
floater planned amortization class:
Series 2953 Class LF, 0.7345% 12/15/34 (a)	1,881,498	1,886,368
Series 4057 Class EF, 0.7845% 12/15/41 (a)	14,077,826	14,036,059
floater sequential payer Series 3046 Class F, 0.8045% 3/15/33 (a)	2,057,734	2,054,140
sequential payer Series 4226 Class EF, 0.7845% 12/15/35 (a)	5,788,674	5,789,451
Series 4448 Class JA, 4% 11/15/36	190,000	203,043

TOTAL U.S. GOVERNMENT AGENCY		50,848,517

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $55,802,003)		55,706,640

Commercial Mortgage Securities - 1.8%
BAMLL Commercial Mortgage Securities Trust Series 2014-IP Class A, 2.8076% 6/15/28 (a)(b)	1,070,000	1,083,182
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-3 Class A4, 5.889% 7/10/44 (a)	1,484,309	1,482,402
Series 2006-5 Class AM, 5.448% 9/10/47	60,000	60,440
Series 2007-4 Class AM, 6.0007% 2/10/51 (a)	50,000	52,114
Barclays Commercial Mortgage Securities LLC floater Series 2015-RRI Class A, 1.5828% 5/15/32 (a)(b)	1,951,773	1,935,605
Bear Stearns Commercial Mortgage Securities Trust:
sequential payer:
Series 2006-PW13 Class A4, 5.54% 9/11/41	1,661,571	1,661,322
Series 2006-PW14 Class A4, 5.201% 12/11/38	554,343	558,974
Series 2006-T24 Class A4, 5.537% 10/12/41	577,249	580,265
CDGJ Commercial Mortgage Trust Series 2014-BXCH Class A, 1.833% 12/15/27 (a)(b)	6,131,501	6,135,434
Citigroup Commercial Mortgage Trust:
Series 13-GC15 Class A1, 1.378% 9/10/46	454,534	454,443
Series 2007-C6 Class A4, 5.8994% 12/10/49 (a)	3,536,000	3,652,428
Series 2014-GC19 Class A1, 1.199% 3/10/47	262,269	261,389
Series 2014-GC2 Class A1, 1.392% 7/10/47	288,665	288,202
Series 2014-GC21 Class A1, 1.242% 5/10/47	456,683	455,181
Series 2014-GC25 Class A1, 1.485% 10/10/47	131,394	131,212
Series 2015-GC27 Class A1, 1.353% 2/10/48	595,750	593,608
Series 2015-GC31 Class A1, 1.637% 6/10/48	999,825	1,001,568
Series 2015-GC33 Class A1, 1.643% 9/10/58	343,122	343,682
Series 2015-P1 Class A1, 1.648% 9/15/48	366,122	366,822
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4 Class A4, 5.322% 12/11/49	7,646,787	7,741,820
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2 Class A3, 5.484% 4/15/47	1,560,925	1,594,759
COMM Mortgage Trust:
floater Series 2014-KYO Class A, 1.3365% 6/11/27 (a)(b)	2,750,000	2,736,268
Series 2014-CR15 Class A1, 1.218% 2/10/47	649,239	646,695
Series 2014-CR17 Class A1, 1.275% 5/10/47	308,022	306,844
Series 2014-CR18 Class A1, 1.442% 7/15/47	487,126	485,052
Series 2014-CR19 Class A1, 1.415% 8/10/47	414,970	413,608
Series 2014-CR20 Class A1, 1.324% 11/10/47	281,232	279,888
Series 2014-CR21 Class A1, 1.494% 12/10/47	162,223	161,798
Series 2014-LC15 Class A1, 1.259% 4/10/47	537,628	535,900
Series 2014-LC17 Class A1, 1.381% 10/10/47	340,818	340,370
Series 2014-UBS2 Class A1, 1.298% 3/10/47	356,040	355,056
Series 2014-UBS4 Class A1, 1.309% 8/10/47	184,101	183,591
Series 2014-UBS5 Class A1, 1.373% 9/10/47	687,223	686,366
Series 2014-UBS6 Class A1, 1.445% 12/10/47	507,610	506,309
Series 2015-CCRE26 Class A1, 1.604% 10/10/48	482,222	482,046
Series 2015-CR22 Class A1, 1.569% 3/10/48	227,685	227,627
Series 2015-LC23 Class A2, 3.221% 10/10/53	1,400,000	1,464,521
Series 2015-PC1 Class A1, 1.667% 7/10/50	1,407,760	1,407,849
COMM Mortgage Trust pass-thru certificates Series 2014-TWC Class A, 1.289% 2/13/32 (a)(b)	400,000	396,743
CSAIL Commercial Mortgage Trust:
Series 2015-C1 Class A1, 1.684% 4/15/50	243,974	244,613
Series 2015-C2 Class A1, 1.4544% 6/15/57	1,720,474	1,717,281
Series 2015-C3 Class A1, 1.7167% 8/15/48	672,145	673,401
Series 2015-C4 Class A1, 2.0102% 11/15/48	746,928	753,291
Series 2016-C5 Class A1, 1.7466% 11/15/48 (a)	184,210	184,636
CSMC Series 2015-TOWN Class A, 1.6828% 3/15/17 (a)(b)	3,000,000	2,984,042
Freddie Mac pass-thru certificates:
Series 2013-K502 Class A2, 1.426% 8/25/17	1,198,190	1,200,085
Series K712 Class A1, 1.369% 5/25/19	796,990	797,562
GAHR Commercial Mortgage Trust floater Series 2015-NRF Class AFL1, 1.7328% 12/15/16 (a)(b)	5,573,451	5,577,011
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 6.1291% 7/10/38 (a)	5,405	5,402
GS Mortgage Securities Trust:
floater:
Series 2014-GSFL Class A, 1.4328% 7/15/31 (a)(b)	754,351	743,856
Series 2016-ICE2 Class A, 2.3628% 2/15/33 (a)(b)	2,342,000	2,347,512
sequential payer Series 2013-GC13 Class A1, 1.206% 7/10/46	291,200	290,472
Series 14-GC20 Class A1, 1.343% 4/10/47	202,906	202,513
Series 2014-GC22 Class A1, 1.29% 6/10/47	323,974	321,439
Series 2014-GC24 Class A1, 1.509% 9/10/47	604,208	603,908
Series 2015-GC28 Class A1, 1.528% 2/10/48	966,214	964,528
Series 2015-GC32 Class A1, 1.593% 7/10/48	379,714	379,679
Hilton U.S.A. Trust floater Series 2013-HLF Class AFL, 1.4374% 11/5/30 (a)(b)	1,182,356	1,182,411
Hyatt Hotel Portfolio Trust floater Series 2015-HYT Class A, 1.6828% 11/15/29 (a)(b)	1,314,000	1,307,781
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1 Class A1, 1.949% 1/15/49	636,640	641,595
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21 Class A1, 1.322% 8/15/47 (b)	317,688	316,545
Series 2013-C14 Class A1, 1.2604% 8/15/46	554,534	553,390
Series 2014-C19 Class A1, 1.2661% 4/15/47	353,853	352,699
Series 2014-C22 Class A1, 1.451% 9/15/47	178,518	178,191
Series 2014-C23 Class A1, 1.6502% 9/15/47	272,030	272,282
Series 2014-C24 Class A1, 1.5386% 11/15/47	115,743	115,548
Series 2014-C26 Class A1, 1.5962% 1/15/48	1,389,145	1,387,794
Series 2015-C27 Class A1, 1.4137% 2/15/48	808,139	803,068
Series 2015-C28 Class A1, 1.4451% 10/15/48	1,296,600	1,289,607
Series 2015-C30 Class A1, 1.7384% 7/15/48	1,664,052	1,666,096
JPMBB Commercial Mortgage Secutities Trust Series 2015-C29 Class A1, 1.6255% 5/15/48	392,424	391,747
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2014-BXH Class A, 1.3345% 4/15/27 (a)(b)	2,500,000	2,436,394
Series 2014-FL5 Class A, 1.4128% 7/15/31 (a)(b)	1,584,309	1,578,396
sequential payer:
Series 2006-LDP8 Class A4, 5.399% 5/15/45	423,122	423,088
Series 2007-CB18 Class A4, 5.44% 6/12/47	9,864,736	10,010,326
Series 2007-CB19 Class A4, 5.8886% 2/12/49 (a)	3,728,013	3,810,153
Series 2007-LDPX Class A3, 5.42% 1/15/49	3,593,637	3,652,889
Series 2006-LDP7 Class AM, 6.1472% 4/17/45 (a)	715,000	713,736
Series 2014-C20 Class A1, 1.2682% 7/15/47	357,830	356,095
LB-UBS Commercial Mortgage Trust Series 2004-C1 Class A4, 4.568% 1/15/31	17,664	17,711
Lone Star Portfolio Trust floater Series 2015-LSP Class A1A2, 2.2328% 9/15/28 (a)(b)	2,261,064	2,258,400
Merrill Lynch Mortgage Trust Series 2006-C2 Class AM, 5.782% 8/12/43 (a)	335,000	335,439
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2007-5 Class A4, 5.378% 8/12/48	2,705,366	2,743,043
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class A1, 1.686% 10/15/47	385,266	385,238
Series 2014-C14 Class A1, 1.25% 2/15/47	124,300	123,788
Series 2014-C16 Class A1, 1.294% 6/15/47	233,715	232,671
Series 2014-C17 Class A1, 1.551% 8/15/47	453,076	452,412
Series 2014-C19 Class A1, 1.573% 12/15/47	884,648	883,191
Series 2015-C24 Class A1, 1.706% 5/15/48	615,993	617,398
Morgan Stanley Capital I Trust Series 2015-MS1 Class A1, 1.638% 5/15/48	691,487	693,328
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18 Class A1, 1.437% 12/15/47	1,073,797	1,073,015
Series 2015-C26 Class A1, 1.454% 2/15/48	712,539	711,534
Series 2015-C27 Class A1, 1.73% 2/15/48	1,314,490	1,319,233
Series 2015-C28 Class A1, 1.531% 5/15/48	507,861	507,764
Series 2015-C31 Class A1, 1.679% 11/15/48	876,555	878,310
Series 2015-LC20 Class A1, 1.471% 4/15/50	892,162	890,963
Series 2015-NXS2 Class A2, 3.02% 7/15/58	1,180,000	1,223,633
Series 2015-SG1 Class A1, 1.568% 12/15/47	496,785	497,534
Series 2016-C32 Class A1, 1.577% 1/15/59	515,366	515,427
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C16 Class A1, 1.406% 9/15/46	269,340	269,509
Series 2013-C17 Class A1, 1.154% 12/15/46	238,074	237,548
Series 2013-UBS1 Class A1, 1.122% 3/15/46	199,937	199,313
Series 2014-C20 Class A1, 1.283% 5/15/47	572,215	571,711
Series 2014-C21 Class A1, 1.413% 8/15/47	708,267	708,096
Series 2014-C22 Class A1, 1.479% 9/15/57	441,904	442,169
Series 2014-C23 Class A1, 1.663% 10/15/57	223,817	223,967
Series 2014-C24 Class A1, 1.39% 11/15/47	95,489	95,334
Series 2014-LC14 Class A1, 1.193% 3/15/47	335,909	335,209
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $115,702,913)		114,925,333

Municipal Securities - 0.2%
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 0.9%, tender 8/1/16 (a)(b)(e)	10,000,000	9,999,200
Florida Hurricane Catastrophe Fund Fin. Corp. Rev. Series 2013 A, 1.298% 7/1/16	1,475,000	1,475,693
Florida State Board Administration Fin. Corp. Series 2016 A, 2.163% 7/1/19	1,085,000	1,099,344
Univ. of California Revs. Bonds Series 2011 Y1, 0.939%, tender 6/1/16 (a)	445,000	445,071
TOTAL MUNICIPAL SECURITIES
(Cost $13,005,000)		13,019,308

Foreign Government and Government Agency Obligations - 0.0%
Republic of Iceland 4.875% 6/16/16(b)		$
(Cost $722,811)	$722,000	$722,557

Bank Notes - 0.2%
Capital One Bank NA 1.15% 11/21/16	440,000	440,136
Marshall & Ilsley Bank 5% 1/17/17	5,914,000	6,035,361
PNC Bank NA:
1.15% 11/1/16	$980,000	$981,058
1.3% 10/3/16	1,175,000	1,176,090
RBS Citizens NA 2.5% 3/14/19	1,200,000	1,208,686
Regions Bank 7.5% 5/15/18	289,000	315,310
Union Bank NA 2.125% 6/16/17	1,330,000	1,338,818
TOTAL BANK NOTES
(Cost $11,485,489)		11,495,459

Commercial Paper - 0.4%
Motiva Enterprises LLC 1.4% 6/21/16	9,400,000	9,397,423
Ontario Teachers' Finance Trust yankee:
0.98% 12/16/16	10,000,000	9,951,356
1% 1/27/17	5,292,000	5,257,884
TOTAL COMMERCIAL PAPER
(Cost $24,595,509)		24,606,663
	Shares	Value

Fixed-Income Funds - 3.9%
Bank Loan Funds - 3.9%
Fidelity Floating Rate High Income Fund (f)
(Cost $271,497,554)	27,498,843	258,214,134

Short-Term Funds - 60.6%
Short-Term Funds - 60.6%
BlackRock Low Duration Bond Portfolio	31,750,611	304,805,868
Delaware Limited-Term Diversified Income Fund - Class A	23,648,868	201,724,844
Fidelity Conservative Income Bond Fund Institutional Class (f)	40,636,292	407,582,010
Fidelity Conservative Income Municipal Bond Fund Institutional Class (f)	3,159,146	31,749,413
Fidelity Short-Term Bond Fund (f)	73,654,530	634,165,507
Janus Short-Term Bond Fund - Class T	79,004,732	239,384,337
JPMorgan Short Duration Bond Fund Class A	28,151,708	305,446,028
Metropolitan West Low Duration Bond Fund - Class M	64,975,698	567,237,844
PIMCO Enhanced Short Maturity Active ETF	1,243,460	125,751,110
PIMCO Short-Term Fund - Administrator Class	114,502,391	1,116,398,308
Prudential Short-Term Corporate Bond Fund, Inc. Class A	2,937,337	32,633,819
Wells Fargo Advantage Ultra Short-Term Municipal Income Fund - Administrator Class	3,165,424	30,451,382
TOTAL SHORT-TERM FUNDS
(Cost $4,011,749,236)		3,997,330,470

Money Market Funds - 3.0%
Fidelity Investments Money Market Portfolio Institutional Class 0.37% (f)(g)	185,202,811	185,202,811
SSgA U.S. Treasury Money Market Fund Class N, 0.03% (g)	12,327,933	12,327,933
TOTAL MONEY MARKET FUNDS
(Cost $197,530,744)		197,530,744
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $6,618,167,980)		6,593,757,429
NET OTHER ASSETS (LIABILITIES) - 0.0%		(3,199)
NET ASSETS - 100%		$6,593,754,230

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $458,301,213 or 7.0% of net assets.

 (c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (f) Affiliated Fund

 (g) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Fidelity Investments Money Market Portfolio Institutional Class was formerly known as Fidelity Institutional Money Market Portfolio Institutional Class

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Conservative Income Bond Fund Institutional Class	$443,423,428	$51,927,202	$87,741,988	$3,059,973	$407,582,010
Fidelity Conservative Income Municipal Bond Fund Institutional Class	--	31,749,366	--	47,246	31,749,413
Fidelity Floating Rate High Income Fund	252,443,621	52,220,160	35,879,753	10,531,403	258,214,134
Fidelity Investments Money Market Portfolio Institutional Class 0.37%	470,863,485	99,892,531	385,553,206	705,825	185,202,811
Fidelity Short-Term Bond Fund	785,968,241	19,196,311	170,496,343	6,797,943	634,165,507
Total	$1,952,698,775	$254,985,570	$679,671,290	$21,142,390	$1,516,913,875

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,327,732,715	$--	$1,327,468,862	$263,853
U.S. Government and Government Agency Obligations	86,652,242	--	86,652,242	--
U.S. Government Agency - Mortgage Securities	61,873,185	--	61,873,185	--
Asset-Backed Securities	443,947,979	--	443,947,979	--
Collateralized Mortgage Obligations	55,706,640	--	55,706,640	--
Commercial Mortgage Securities	114,925,333	--	114,925,333	--
Municipal Securities	13,019,308	--	13,019,308	--
Foreign Government and Government Agency Obligations	722,557	--	722,557	--
Bank Notes	11,495,459	--	11,495,459	--
Commercial Paper	24,606,663	--	24,606,663	--
Fixed-Income Funds	258,214,134	258,214,134	--	--
Short-Term Funds	3,997,330,470	3,997,330,470	--	--
Money Market Funds	197,530,744	197,530,744	--	--
Total Investments in Securities:	$6,593,757,429	$4,453,075,348	$2,140,418,228	$263,853

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,093,472,533)	$5,076,843,555
Affiliated issuers (cost $1,524,695,447)	1,516,913,874
Total Investments (cost $6,618,167,980)		$6,593,757,429
Cash		23
Receivable for investments sold
Regular delivery		19,678
Delayed delivery		4,958,689
Receivable for fund shares sold		5,979,394
Dividends receivable		53,170
Interest receivable		5,080,828
Prepaid expenses		33,748
Other receivables		72,875
Total assets		6,609,955,834
Liabilities
Payable for investments purchased
Regular delivery	$7,265,804
Delayed delivery	3,820,433
Payable for fund shares redeemed	4,360,821
Distributions payable	9,433
Accrued management fee	202,448
Other affiliated payables	428,729
Other payables and accrued expenses	113,936
Total liabilities		16,201,604
Net Assets		$6,593,754,230
Net Assets consist of:
Paid in capital		$6,637,307,293
Distributions in excess of net investment income		(4,252,047)
Accumulated undistributed net realized gain (loss) on investments		(14,890,465)
Net unrealized appreciation (depreciation) on investments		(24,410,551)
Net Assets, for 658,597,130 shares outstanding		$6,593,754,230
Net Asset Value, offering price and redemption price per share ($6,593,754,230 ÷ 658,597,130 shares)		$10.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2016
Investment Income
Dividends:
Unaffiliated issuers		$41,552,665
Affiliated issuers		21,142,390
Interest		23,249,887
Total income		85,944,942
Expenses
Management fee	$19,459,363
Transfer agent fees	3,535,884
Accounting fees and expenses	1,246,711
Custodian fees and expenses	55,382
Independent trustees' fees and expenses	78,292
Registration fees	109,225
Audit	71,268
Legal	48,708
Miscellaneous	60,436
Total expenses before reductions	24,665,269
Expense reductions	(17,111,815)	7,553,454
Net investment income (loss)		78,391,488
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,163,707)
Affiliated issuers	(2,435,357)
Realized gain distributions from underlying funds:
Unaffiliated issuers	884,114
Affiliated issuers	42,553
Total net realized gain (loss)		(13,672,397)
Change in net unrealized appreciation (depreciation) on investment securities		(20,489,082)
Net gain (loss)		(34,161,479)
Net increase (decrease) in net assets resulting from operations		$44,230,009

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2016	Year ended May 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,391,488	$65,296,765
Net realized gain (loss)	(13,672,397)	7,725,699
Change in net unrealized appreciation (depreciation)	(20,489,082)	(26,284,366)
Net increase (decrease) in net assets resulting from operations	44,230,009	46,738,098
Distributions to shareholders from net investment income	(79,865,336)	(63,665,850)
Distributions to shareholders from net realized gain	(4,355,761)	(2,830,487)
Total distributions	(84,221,097)	(66,496,337)
Share transactions
Proceeds from sales of shares	2,087,345,698	2,708,113,479
Reinvestment of distributions	84,143,145	66,437,908
Cost of shares redeemed	(2,800,007,460)	(1,361,681,297)
Net increase (decrease) in net assets resulting from share transactions	(628,518,617)	1,412,870,090
Total increase (decrease) in net assets	(668,509,705)	1,393,111,851
Net Assets
Beginning of period	7,262,263,935	5,869,152,084
End of period (including distributions in excess of net investment income of $4,252,047 and distributions in excess of net investment income of $1,234,574, respectively)	$6,593,754,230	$7,262,263,935
Other Information
Shares
Sold	208,925,720	268,797,745
Issued in reinvestment of distributions	8,414,508	6,603,546
Redeemed	(280,149,151)	(135,268,721)
Net increase (decrease)	(62,808,923)	140,132,570

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Short Duration Fund

Years ended May 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.07	$10.10	$10.09	$10.06	$10.00
Income from Investment Operations
Net investment income (loss)B	.115	.095	.077	.087	.035
Net realized and unrealized gain (loss)	(.051)	(.028)	.020	.040	.051
Total from investment operations	.064	.067	.097	.127	.086
Distributions from net investment income	(.118)	(.093)	(.079)	(.089)	(.026)
Distributions from net realized gain	(.006)	(.004)	(.008)	(.008)	–
Total distributions	(.124)	(.097)	(.087)	(.097)	(.026)
Net asset value, end of period	$10.01	$10.07	$10.10	$10.09	$10.06
Total ReturnC,D	.64%	.66%	.96%	1.27%	.86%
Ratios to Average Net AssetsE
Expenses before reductions	.36%	.35%	.36%	.38%	.48%F
Expenses net of fee waivers, if any	.11%	.10%	.11%	.13%	.23%F
Expenses net of all reductions	.11%	.10%	.11%	.13%	.23%F
Net investment income (loss)	1.15%	.94%	.76%	.87%	.79%F
Supplemental Data
Net assets, end of period (000 omitted)	$6,593,754	$7,262,264	$5,869,152	$6,225,396	$2,935,591
Portfolio turnover rateG	33%	16%	31%	17%H	5%I

 A For the period December 20, 2011 (commencement of operations) to May 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Annualized

 G Amount does not include the portfolio activity of any Underlying Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2016

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, U.S. government and government agency obligations and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, market discount, amortization of premium, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$17,103,967
Gross unrealized depreciation	(42,486,808)
Net unrealized appreciation (depreciation) on securities	$(25,382,841)
Tax Cost	$6,619,140,270

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(13,619,079)
Net unrealized appreciation (depreciation) on securities and other investments	$(25,382,841)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,175,514)
Long-term	(10,443,565)
Total capital loss carryforward	$(13,619,079)

The tax character of distributions paid was as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$82,043,216	$ 66,496,337
Long-term Capital Gains	2,177,881	–
Total	$84,221,097	$ 66,496,337

Delayed Delivery Transactions and When-Issued Securities. During the period, the transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $1,945,319,927 and $2,588,154,679, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,219 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $ 17,054,345.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $37,448.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,688 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $334.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 11% of the total outstanding shares of Fidelity Short-Term Bond Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Short Duration Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Short Duration Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President (2015-present) and Director (2016-present) of Strategic Advisers, Inc. (investment adviser firm), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer, Howard E. Cox, Jr., or Robert A. Lawrence may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Member of the Advisory Board

Mr. Lawrence also serves as Member of the Advisory Board of other funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 to May 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period-B December 1, 2015 to May 31, 2016
Actual	.12%	$1,000.00	$1,007.60	$.60
Hypothetical-C		$1,000.00	$1,024.40	$.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 3.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ASD-ANN-0716
1.934458.104

Item 2.

Code of Ethics

As of the end of the period, May 31, 2016, Fidelity Rutland Square Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Value Fund and Strategic Advisers Value Multi-Manager Fund (the “Funds”):

Services Billed by PwC

May 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$49,000	$-	$4,400	$8,800
Strategic Advisers Core Multi-Manager Fund	$41,000	$-	$4,100	$5,100
Strategic Advisers Growth Fund	$53,000	$-	$9,700	$10,300
Strategic Advisers Growth Multi-Manager Fund	$41,000	$-	$4,100	$5,100
Strategic Advisers Short Duration Fund	$45,000	$-	$3,500	$7,900
Strategic Advisers Value Fund	$50,000	$-	$4,200	$10,300
Strategic Advisers Value Multi-Manager Fund	$41,000	$-	$4,100	$5,100

May 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$56,000	$-	$10,400	$12,700
Strategic Advisers Core Multi-Manager Fund	$40,000	$-	$8,600	$2,900
Strategic Advisers Growth Fund	$54,000	$-	$10,100	$10,300
Strategic Advisers Growth Multi-Manager Fund	$40,000	$-	$5,700	$2,900
Strategic Advisers Short Duration Fund	$45,000	$-	$3,500	$7,000
Strategic Advisers Value Fund	$54,000	$-	$4,100	$10,700
Strategic Advisers Value Multi-Manager Fund	$39,000	$-	$4,700	$2,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2016A	May 31, 2015A
Audit-Related Fees	$5,695,000	$5,900,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund

Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	May 31, 2016 A	May 31, 2015 A
PwC	$6,155,000	$8,165,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (“Non-Covered Service”) are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	July 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	July 26, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	July 26, 2016